As filed with the Securities and Exchange Commission on October 7, 2016

Securities Act File No. 333-213449
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________

FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. 1                                   ☒
Post-Effective Amendment No.                                     ☐
(Check appropriate box or boxes)
_________________________

Guggenheim Enhanced Equity Income Fund
(Exact Name of Registrant as Specified in Charter)
227 West Monroe Street, Chicago, Illinois 60606
(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)
(312) 827-0100
(Area Code and Telephone Number)
Amy J. Lee
227 West Monroe Street
 Chicago, Illinois 60606
(Name and Address of Agent for Service)
________________________________

With copies to:
Michael K. Hoffman, Esq. Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, New York 10036	Kevin T. Hardy, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 155 North Wacker Drive Chicago, Illinois 60606
Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement
________________________________
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)(3)
Common shares of beneficial interest $0.01 par value	N/A	N/A	$224,634,576	$26,035.15

(1)	Estimated solely for the purpose of calculating the registration fee and pursuant to Rules 457(c) and 457(f)(1) promulgated under the Securities Act of 1933, the proposed maximum aggregate offering price is an amount equal to (a) the product of (i) 4,993,991 common shares of Guggenheim Enhanced Equity Strategy Fund, the estimated maximum number of common shares of Guggenheim Enhanced Equity Strategy Fund that may be canceled in the merger and exchanged for common shares of the Registrant, and (ii) $15.86, the average of the high and low trading price of Guggenheim Enhanced Equity Strategy Fund common shares on October 6, 2016 (within five business days prior to the date of filing of this Registration Statement); plus (b) the product of (i) 8,774,050 common shares of Guggenheim Equal Weight Enhanced Equity Income Fund, the estimated maximum number of common shares of Guggenheim Equal Weight Enhanced Equity Income Fund that may be canceled in the merger and exchanged for common shares of the Registrant, and (ii) $16.575, the average of the high and low trading price of Guggenheim Equal Weight Enhanced Equity Income Fund common shares on October 6, 2016 (within five business days prior to the date of filing of this Registration Statement).

(2)	Calculated pursuant to Rule 457 of the Securities Act of 1933 by multiplying the proposed maximum aggregate offering price of securities to be registered by 0.0001159.

(3)	Includes $100.70 previously paid.

________________________________
The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

     GUGGENHEIM ENHANCED EQUITY STRATEGY FUND (“GGE”)
GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND (“GEQ”)
GUGGENHEIM ENHANCED EQUITY INCOME FUND (“GPM”)
227 West Monroe Street
Chicago, Illinois 60606
(312) 827-0100
       October      , 2016
Dear Shareholder:
You are cordially invited to attend a joint special shareholder meeting (the “Special Meeting”) of Guggenheim Enhanced Equity Strategy Fund (“GGE”), Guggenheim Equal Weight Enhanced Equity Income Fund (“GEQ”) and Guggenheim Enhanced Equity Income Fund (“GPM” and, together with GGE and GEQ, the “Funds,” and each, a “Fund”), to be held at the offices of Guggenheim Funds Investment Advisers, LLC, 227 West Monroe Street, Chicago, Illinois 60606, on December 7, 2016 at 10:00 a.m. (Central time). Before the Special Meeting, I would like to provide you with additional background information and ask for your vote on important proposals affecting the Funds, which are described in the enclosed Joint Proxy Statement/Prospectus.
Shareholders of GPM will be asked to consider the following proposals, which are described in the enclosed Joint Proxy Statement/Prospectus: (i) the redomestication of GPM as a Delaware statutory trust (the “Redomestication”) and (ii) the merger of each of GGE and GEQ into GPM, including the issuance of additional common shares of beneficial interest of GPM (each a “Merger”).
Shareholders of GGE and GEQ will be asked to consider the following proposal, which is described in the enclosed Joint Proxy Statement/Prospectus: the Merger of their Fund into GPM.
A Merger will be consummated if GGE’s or GEQ’s shareholders approve the Merger applicable to their Fund and GPM’s shareholders approve that Merger, and the Redomestication of GPM.
The Board of Trustees of each Fund believes the proposals applicable to its respective Fund is in the best interests of that Fund and its shareholders and unanimously recommends that you vote “FOR” such proposal.
The enclosed materials explain these proposals in more detail, and I encourage you to review them carefully. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special

Meeting. You may vote using one of the methods below by following the instructions on your proxy card:
●	By touch-tone telephone;
●	By internet;
●	By returning the enclosed proxy card in the postage-paid envelope; or
●	In person at the Special Meeting.
If you do not vote using one of these methods described above, you may be contacted by AST Shareholder Services, our proxy solicitor, to vote your shares over the telephone.
As always, we appreciate your support.
                                                                                  Sincerely,
                                                                                  Donald C. Cacciapaglia
                                                                                 President and Chief Executive Officer of the Funds

Please vote now. Your vote is important.
To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” each proposal, as applicable. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Special Meeting.

October      , 2016

IMPORTANT NOTICE

TO SHAREHOLDERS OF
     GUGGENHEIM ENHANCED EQUITY STRATEGY FUND (“GGE”)
GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND (“GEQ”)
GUGGENHEIM ENHANCED EQUITY INCOME FUND (“GPM”)
QUESTIONS & ANSWERS
Although we urge you to read the entire Joint Proxy Statement/Prospectus, for your convenience we have provided a brief overview of some of the important questions concerning the issues to be voted on.
Q:	Why is a shareholder meeting being held?
A:
Shareholders of Guggenheim Enhanced Equity Income Fund (“GPM” or the “Acquiring Fund”): You are being asked to consider at the Special Meeting the following proposals, which are described in the enclosed Joint Proxy Statement/Prospectus: (i) the redomestication of GPM as a Delaware statutory trust (the “Redomestication”) and (ii) the merger (each, a “Merger”) of each of Guggenheim Enhanced Equity Strategy Fund (“GGE”) and Guggenheim Equal Weight Enhanced Equity Income Fund (“GEQ” and, together with GGE, each a “Target Fund” and, together with the Acquiring Fund, each a “Fund”) into the Acquiring Fund, including the issuance of additional common shares of beneficial interest of the Acquiring Fund. The terms “Acquiring Fund” and “GPM” refer to GPM, a Massachusetts business trust, and, where appropriate in the context, GPM as a Delaware statutory trust after the Redomestication.

Shareholders of GGE and GEQ: You are being asked to vote on the merger of each of GGE and GEQ, respectively, into the Acquiring Fund. The term “Combined Fund” will refer to GPM as the surviving Fund after a Merger or the Mergers.

A Merger will be consummated if a Target Fund’s shareholders approve the Merger with respect to that Target Fund and the Acquiring Fund’s shareholders approve both the Merger with respect to that Target Fund and the Redomestication of GPM. Each Merger is contingent on the approval of the Redomestication, but is not contingent upon the approval of the other Merger. If a Merger is not consummated, then the Target Fund for which such Merger was not consummated would continue to exist and operate on a standalone basis.

Q:	Why is the Redomestication being recommended?
A:	GPM is currently a Massachusetts business trust. The Agreement and Plan of Redomestication (the “Redomestication Plan”) provides for the transfer of all of GPM’s assets to and the assumption of all of GPM’s liabilities by a newly formed Delaware statutory trust (“GPM Delaware”) whose capital structure will be substantially the same as GPM’s current structure, after which GPM shareholders will own shares of the Delaware statutory trust, and the Massachusetts business trust will be liquidated and terminated. The Redomestication is only a change to GPM’s legal form of organization and there will be no change to GPM’s investments, management, fee levels, or federal income tax status as a result of the Redomestication. The Redomestication Plan is included as Exhibit B to the enclosed Joint Proxy Statement/Prospectus.

The Redomestication will serve to standardize the governing documents of GPM with other closed-end funds managed by Guggenheim Funds Investment Advisers, LLC (“GFIA” or the “Investment Adviser”). Other than GPM, all of the other closed-end funds in the Guggenheim fund complex are organized as Delaware statutory trusts. This standardization is expected to streamline the administration of GPM, which may result in cost savings and more effective administration by eliminating differences in governing documents or controlling law applicable to closed-end funds managed by the Investment Adviser. In addition, the legal requirements governing business trusts under Massachusetts law are less certain and less developed than those under Delaware law. These differences sometimes necessitate GPM bearing the cost to engage counsel to advise on the interpretation of such law.

The Redomestication is also a necessary step for the completion of the Mergers. However, if the Redomestication is approved the Redomestication will proceed even if the Mergers are not approved.

Q:	How will the Redomestication be effected?
A:
Assuming the shareholders of GPM approve the Redomestication, pursuant to the Redomestication Plan, GPM Delaware will acquire all of the assets of GPM, and assume all of the liabilities of GPM, in exchange for common shares of GPM Delaware. GPM will then distribute the common shares of GPM Delaware to GPM shareholders, resulting in GPM shareholders owning shares of GPM Delaware, a Delaware statutory trust, and the Massachusetts business trust will be liquidated.

Q:	Will there be any tax consequences resulting from the Redomestication?
A:	The Redomestication is intended to be a tax-free “reorganization” pursuant to Section 368(a) of the Code.

If the Redomestication so qualifies, in general, shareholders of GPM will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their GPM common shares for GPM Delaware common shares pursuant to the Redomestication. Additionally, GPM will recognize no gain or loss for U.S. federal income tax purposes by reason of the Redomestication.

GPM shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Redomestication, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws. See “Proposal 1: Approval of the Redomestication of GPM—U.S. Federal Income Tax Consequences of the Redomestication” in the enclosed Joint Proxy Statement/Prospectus for additional information.

Q:	What effect will the Redomestication have on me as a GPM shareholder?
A:
The Redomestication will have no direct economic effect on GPM shareholders’ investments. GPM Delaware will have an investment advisory agreement, sub-advisory agreement, administration agreement, custodian agreement, transfer agency agreement, and other service provider arrangements that are identical in all material respects to those of GPM currently, with certain non-substantive revisions to standardize such agreements across the closed-end funds managed by the Investment Adviser, including the Target Funds. GPM Delaware will continue to be served by the same trustees and officers as GPM and will continue to retain the same independent registered public accounting firm as GPM. The portfolio characteristics, investment objectives, strategies and risks of GPM Delaware will not change from those of GPM as a result of the Redomestication. GPM Delaware’s governing documents will be similar to GPM’s governing documents, but will contain certain material differences. These changes are intended to benefit shareholders by streamlining and promoting the efficient administration and operation of GPM. See Exhibit D to the enclosed Joint Proxy Statement/Prospectus for a comparison of GPM’s and GPM Delaware’s governing documents.

In addition, GPM Delaware’s capital structure will be substantially the same as GPM’s capital structure. The common shares of GPM Delaware will continue to have equal rights to the payment of dividends and the distribution of assets upon liquidation. GPM Delaware will be a Delaware statutory trust governed by the Delaware Statutory Trust Act (“DE Statute”). The DE Statute is similar in many respects to the laws governing GPM, a Massachusetts business trust, but they differ in certain respects.

Shareholder approval of the Redomestication will be deemed to constitute approval of the advisory and sub-advisory agreements, as well as a vote for the election of the trustees, of GPM Delaware. Accordingly, the Redomestication Plan provides that the sole initial shareholder of GPM Delaware will vote to approve the advisory and sub-advisory agreements (which, as noted above, will be identical in all material respects to GPM’s current agreements) and to elect the trustees of GPM Delaware (which, as noted above, will be the same as GPM’s current Trustees) after shareholder approval of the Redomestication but prior to the closing of the Redomestication.

Q:	How do the laws governing GPM pre- and post-Redomestication compare?
A:
Massachusetts business trust law (“MA Statute”) and the DE Statute permit a trust’s governing instrument to contain provisions relating to shareholder rights and general governance. There are certain differences, however, among these different governing laws. The MA Statute is silent on many of the salient features of a Massachusetts business trust whereas the DE Statute provides guidance and offers a significant amount of operational flexibility to Delaware statutory trusts. The DE Statute provides explicitly that the shareholders and trustees of a Delaware statutory trust are not liable for obligations of the trust to the same extent as under corporate law. While the governing documents of GPM contain an express disclaimer of liability of shareholders, certain Massachusetts judicial decisions have determined that shareholders of a Massachusetts business trust may, in certain circumstances, be assessed or held personally liable as partners for the obligations of a Massachusetts business trust. Therefore, GPM believes that shareholders will benefit from the express statutory protections of the DE Statute.

GPM believes that the guidance and flexibility afforded by the DE Statute and the explicit limitation on liability contained in the DE Statute will benefit GPM and shareholders. A more detailed comparison of certain provisions of the MA Statute and the DE Statute is included as Exhibit E to the enclosed Joint Proxy Statement/Prospectus.

Q:	How do the governing documents of GPM pre- and post-Redomestication compare?
A:
The governing documents of GPM and GPM Delaware will be similar, but will contain certain material differences. In general, the changes in the governing documents are intended to benefit shareholders by streamlining the administration and operation of GPM to save shareholders money and by making it more difficult for short-term speculative investors to engage in practices that benefit such short-term investors at the expense of GPM and to the detriment of its long-term investors. Trustees of GPM are currently elected by a plurality vote, meaning that, assuming the presence of a quorum, the trustee nominee receiving the most votes would be elected. However, trustees of GPM Delaware will be elected by a majority of the outstanding shares entitled to vote that are present at the meeting in person or by proxy. While this change may make it more difficult for short-term speculative investors to gain control of the Fund, it also may limit the ability of shareholders to influence management of the Fund by replacing one or more trustees. Among the other differences between the governing documents of GPM and GPM Delaware, the governing documents of GPM Delaware will require the affirmative vote of shareholders in connection with reorganization transactions, such as mergers, consolidation or sales of substantially all of the Fund’s assets, or the conversion to an open-end fund, in each case even if such transaction has been approved by a supermajority of the Board of Trustees; and the governing documents of GPM Delaware will require board and shareholder approval for certain transactions between the Fund and principal shareholders of the Fund. The governing documents of GPM Delaware will establish the Court of Chancery of the State of Delaware as the sole and exclusive forum for derivative actions brought on behalf of GPM Delaware or actions asserting a breach of fiduciary duty, arising pursuant to the DE Statute or the governing document or governed by the internal affairs doctrine of the State of Delaware, whereas GPM currently has a similar provision with respect to Massachusetts courts. The governing documents of GPM Delaware will be substantially identical to the governing documents of GGE and GEQ.

A comparison of GPM’s and GPM Delaware’s governing documents is included as Exhibit D to the enclosed Joint Proxy Statement/Prospectus.

Q:	What will happen if shareholders of GPM do not approve the Redomestication?
A:
If the Redomestication is not approved by GPM’s shareholders or if the Redomestication is for other reasons not able to be completed, GPM would not be redomesticated. The Redomestication is a necessary step for completion of the Mergers. Therefore, if GPM’s shareholders do not approve the Redomestication or if the Redomestication is for any other reason not completed, the Mergers will not be completed. GPM would continue to operate as a Massachusetts business trust and the Funds will continue to operate as separate funds. In such event, the Investment Adviser may, in connection with ongoing management of each Fund and its product line, recommend alternative proposals to the Board of Trustees of each Fund (each, a "Board" and, collectively, the "Boards") and the Board may consider other strategic alternatives for each Fund, which may include implementing for one or more Funds the investment strategy intended to be utilized by the Combined Fund.

Q:	Why are the Mergers being recommended?
A:	The Board of each Fund anticipates that the Mergers will benefit the shareholders of each Target Fund and the Acquiring Fund by providing the potential for:
•
An enhanced investment strategy combining the best elements of the existing funds while maintaining continuity of the overall investment objectives. Each Fund utilizes an enhanced equity strategy, pursuant to which the Fund maintains an investment portfolio that provides equity exposure, combined with an option writing strategy. GGE and GPM each currently seek equity exposure through investment in equity exchange-traded funds (“ETFs”) and GEQ seeks equity exposure by investing in a portfolio of common stocks included in the S&P 500 Equal Weight™ Index (the “Index”) in equal weight. If the Mergers are consummated, it is expected that the Combined Fund will seek equity exposure through a combination of investments in individual equity securities, initially consisting of a portfolio of common stocks included in the Index in equal weight, and investments in ETFs, while continuing to utilize GPIM’s option writing strategy. Each Board considered that because GPM’s current investment policies permit GPM to obtain equity exposure through both investment in individual equity securities and investments in ETFs, no changes to GPM’s investment policies are being made in connection with the Mergers.

•
A lower operating expense ratio than each of the Funds prior to the Mergers. Each Board considered that management estimated that the Mergers of each Target Fund into GPM would have resulted in a Total Expense Ratio for the Combined Fund on a pro forma basis for the 12-month period ended June 30, 2016 that would represent a reduction in the Total Expense Ratio of each Fund. See “How will the Mergers affect the fees and expenses of the Funds?” for additional information.

•
Improved premium/discount levels for the Combined Fund’s common shares. Each Board noted that as of August 30, 2016, GPM was trading at a smaller discount than either Target Fund, and considered management’s analysis regarding the potential impact the announcement of the Mergers could have on each Fund’s trading discount. The Board of GPM noted that its shareholders would only benefit from a premium/discount perspective to the extent the post-Merger discount level improves, including as a result of other factors discussed herein, such as greater secondary market liquidity, a more diversified shareholder base or increased analyst coverage. Alternatively, the Board considered that GPM shareholders could be adversely impacted if GPM trades at wider discount post-Merger.

•
Greater secondary market liquidity for the Combined Fund’s common shares. Although it is not possible to predict trading levels at the time the Mergers close, each Board considered that as a larger fund, the Combined Fund may provide greater secondary market liquidity, which may result in tighter bid-ask spreads, better trade execution when purchasing or selling Combined Fund shares and potential for improved premium/discount levels.

•
Other market benefits of the larger net asset base and more diversified shareholder base of the Combined Fund. Among such considerations, each Board noted that the larger size and potential for improved premium/discount levels of the Combined Fund may reduce the likelihood that the Combined Fund would be targeted by short-term activist shareholders. The Board also considered that as a larger fund the Combined Fund may receive more coverage by analysts.

•
Operating and administrative efficiencies from consolidation into the Combined Fund. Each Board also considered benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

•
The ability for the Combined Fund to generate total return performance capable of sustaining a distribution rate comparable (i.e., slightly lower or higher) to each Fund’s current distribution rate. However, each Board noted that the distribution policy of the Combined Fund would differ from that of GEQ, which currently utilizes a managed distribution policy.

Because the shareholders of each Fund will vote separately on its respective Merger, there are multiple potential combinations of Mergers. The Board of each Fund and the Investment Adviser believe that the most likely result of the potential combinations of Mergers is the combination of all three Funds.

To the extent that the Merger of one Target Fund is not completed, but the Merger of the other Target Fund is completed, any expected benefits (including expense savings) expected to be realized by the Combined Fund, may be reduced or may not be realized. The Board considered that either Merger of a single Target Fund into the Acquiring Fund would also result in a reduction in Total Expense Ratio of each participating Fund (except in the case of a Merger of only GEQ into GPM, in which case GEQ’s Total Expense Ratio would be unchanged), although the level of expenses savings may not be as great as in the case of a Merger of all three Funds. In the case of a Merger of only GEQ into GPM, although the Total Expense Ratio would be unchanged, the Board considered the applicability of the other benefits summarized above. Based on the foregoing, each Board determined that the Merger of the applicable Target Fund into GPM is in the best interests of such Fund and its shareholders, even if the Merger of the other Target Fund is not completed, and recommends that shareholders approve such Merger.

Q.	How do the investment objectives and policies of the Funds compare?
A.
Each Fund has similar (but not identical) investment policies. Each Fund utilizes an enhanced equity strategy, pursuant to which the Fund maintains an investment portfolio that provides equity exposure, combined with an option writing strategy. The primary difference between the Funds is the manner in which they obtain equity exposure. Each of GGE and GPM may seek to obtain exposure to equity markets through investments in ETFs or other investment funds that track equity market indices, through investments in individual equity securities, and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets. Currently, GGE and GPM seek to obtain exposure to equity markets by investing primarily in ETFs, selected for broadly based market exposure and broad sector exposures. GEQ seeks equity exposure by investing in a portfolio of common stocks included in the Index in equal weight. If the Mergers are consummated, it is expected that the Combined Fund will seek equity exposure through a combination of investments in individual equity securities, initially consisting of a portfolio of common stocks included in the Index in equal weight, and investments in ETFs, while continuing to utilize GPIM’s option writing strategy. Because GPM’s current investment policies permit GPM to obtain equity exposure through both investment in individual equity securities and investments in ETFs, no changes to GPM’s investment policies are being made in connection with the Mergers.

In the event a Merger is consummated, the Combined Fund will operate pursuant to the investment policies of the Acquiring Fund. See “Comparison of the Funds” in the Joint Proxy Statement/Prospectus for a comparison of the Funds’ investment objectives and significant investment strategies and operating policies.

Q.	How does the management of the Funds compare?
A.
Each Fund is overseen by a Board comprised of the same members, and by the same officers. The Investment Adviser of each Fund is Guggenheim Funds Investment Advisers, LLC. Guggenheim Partners Investment Management, LLC (“GPIM”) serves as sub-adviser for each Fund. Security Investors, LLC (“SI”) also serves as a sub-adviser for GEQ. GFIA, GPIM and SI (collectively the “Adviser”) are affiliates of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

GFIA will continue to serve as investment adviser to the Combined Fund and GPIM will continue to serve as investment sub-adviser to the Combined Fund. The portfolio managers of the combined fund are expected to consist of four portfolio managers who currently serve as portfolio managers of one or more Funds: Farhan Sharaff, Assistant Chief Investment Officer of GPIM, Jayson Flowers, Senior Managing Director of GPIM, Qi Yan, Managing Director and Portfolio Manager of GPIM, and Daniel Cheeseman, Portfolio Manager of GPIM; and two additional portfolio managers: Scott Hammond, Senior Portfolio Manager of GPIM, and Scott Barker, Director of GPIM.

Q:	How will the Mergers affect the fees and expenses of the Funds?
A:
The Total Expense Ratio (the term “Total Expense Ratio” means a Fund’s total annual operating expenses (including interest expenses and Acquired Fund Fees and Expenses, unless otherwise noted) expressed as a percentage of its average net assets attributable to its common shares) of each Fund for the 12-month period ended June 30, 2016 and the Total Expense Ratio for the Combined Fund on a pro forma basis for the 12-month period ended June 30, 2016, reflecting expense savings resulting from the consolidation of certain Fund operations, are as follows:

Pro Forma
			Pro Forma	Pro Forma	Combined
			Combined	Combined	Fund (Both
			Fund (GGE)	Fund (GEQ	Target Funds
GGE	GEQ	GPM	into GPM)	into GPM)	into GPM)
2.24%	1.94%	2.11%	1.99%	1.94%	1.91%

The Funds estimate that the completion of the Mergers (assuming a Merger of both Target Funds into GPM) would have resulted in a pro forma Total Expense Ratio for the Combined Fund of 1.91%, representing a reduction in the Total Expense Ratio of 0.33% for GGE, 0.03% for GEQ and 0.20% for the Acquiring Fund. The level of expense savings (if any) will vary depending on the combination of the Funds in the proposed Mergers, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized.
Each Fund currently utilizes leverage in the form of borrowings. Although each Fund is permitted to utilize borrowings to the maximum extent permitted under the 1940 Act, as of June 30, 2016, each of GGE, GPM and the pro forma Combined Fund, utilized leverage of approximately 33% of Managed Assets, whereas GEQ utilized leverage of approximately 23.5% of Managed Assets. A fund that utilizes greater leverage will incur more interest expense and will pay a greater management fee, as a percentage of net assets attributable to common shares, because the management fee is calculated as a percentage of Managed Assets. Therefore GEQ’s Board considered that Total Expense Ratio (exclusive of interest expense) for GEQ was 1.06% for the 12-month period ended June 30, 2016, whereas Total Expense Ratio (exclusive of interest expense) for the Combined Fund on a pro forma basis for the 12-month period ended June 30, 2016 is 1.50% assuming a Merger of only GEQ into GPM and 1.47% assuming a Merger of both Target Funds into GPM.
Each of GGE and GPM currently seek to obtain exposure to equity markets by investing primarily in ETFs. GEQ seeks equity exposure by investing in a portfolio of common stocks. It is expected that the Combined Fund will seek equity exposure through a combination of investments in individual equity securities and ETFs. As a result, GGE and GPM and, to a lesser extent, the Combined Fund, incur Acquired Fund Fees and Expenses. Although not direct expenses of the Fund, Acquired Fund Fees and Expenses reflect fees and expenses incurred indirectly by a Fund as a result of investment in shares of one or more other investment companies or other pooled investment vehicles, which under applicable SEC rules must be reflected in the Fund’s Total Expense Ratio. As a result, the Total Expense Ratio used herein, which includes Acquired Fund Fees and Expenses, differs from the ratio of expenses to average net assets included in the Funds’ financial statements, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. Therefore each Fund’s Board considered that Total Expense Ratio (exclusive of Acquired Fund Fees and Expenses) for the 12-month period ended June 30, 2016 was 2.20% for GGE, 1.95% for GEQ and 1.89% for GPM, whereas Total Expense Ratio (exclusive of interest expense) for the Combined Fund on a pro forma basis for the 12-month period ended June 30, 2016 is 1.86% assuming a Merger of only GGE into GPM, 1.84% assuming a Merger of only GEQ into GPM and 1.83% assuming a Merger of both Target Funds into GPM.
Q:	How do the advisory fee rates of the Funds Compare?
A:
The contractual investment advisory fee rate of the Combined Fund will be 0.80% of Managed Assets, which is lower than the current contractual investment advisory fee rate of GEQ and the same as the current contractual investment advisory fee rate (after giving effect to applicable fee waivers), of GGE and the Acquiring Fund. The current investment advisory fee rate (after giving effect to applicable fee waivers) payable to the Investment Adviser for each Fund is as follows: 0.80% of Managed Assets for GGE, 1.00% of Managed Assets for GEQ and 0.80% of Managed Assets for GPM. “Managed Assets” means the total assets of a Fund minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage). Common shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of leverage, which means that common shareholders effectively bear the entire advisory fee.

Each Fund’s effective advisory fee rate as a percentage of net assets attributable to Common Shares for the twelve month period ended June 30, 2016 (after giving effect to applicable fee waivers) was 1.19% for GGE, 1.31% for GEQ and 1.19% for GPM.

Q:	What happens if shareholders of one Target Fund do not approve its Merger but shareholders of the other Target Fund approve its Merger?
A:
An unfavorable vote on a proposed Merger by the shareholders of one Target Fund will not affect the implementation of the Merger of the other Target Fund if the other Merger is approved by the shareholders of each of the Acquiring Fund and the other Target Fund and the Acquiring Fund’s shareholders approve the Redomestication.

If the Merger of a Target Fund is not approved, that Target Fund would continue to operate as a separate fund. In such event, the Investment Adviser may, in connection with ongoing management of that Target Fund and its product line, recommend alternative proposals to the Board and the Board may also consider other strategic alternatives for that Target Fund, which may include implementing for that Target Fund the investment strategy intended to be utilized by the Combined Fund.

Q:	What happens if shareholders of the Acquiring Fund do not approve the Merger of one Target Fund but approve the Merger of the other Target Fund?
A:
An unfavorable vote by shareholders of the Acquiring Fund on the Merger of one Target Fund will not affect the implementation of the Merger by the other Target Fund, if the other Merger is approved by the shareholders of the Acquiring Fund and the other Target Fund. If the Merger of a Target Fund is not approved that Target Fund would continue to operate as a separate fund. In such event, the Investment Adviser may, in connection with ongoing management of that Target Fund and its product line, recommend alternative proposals to the Board and the Board may also consider other strategic alternatives for that Target Fund, which may include implementing for that Target Fund the investment strategy intended to be utilized by the Combined Fund.

Q:	How will the Mergers be effected?
A:
Assuming Target Fund shareholders approve the Mergers of the Target Funds and GPM shareholders approve the Redomestication of GPM and the Mergers, each Target Fund will merge directly with and into the Acquiring Fund. Each Target Fund will terminate its registration under the 1940 Act after the completion of its Merger.

Shareholders of the Target Funds: You will become shareholders of the Acquiring Fund. You will receive newly issued common shares of the Acquiring Fund, par value $0.01 per share, the aggregate NAV (not the market value) of which will equal the aggregate NAV (not the market value) of the common shares of the particular Target Fund you held immediately prior to such Merger, less the applicable costs of the Merger (though you may receive cash for fractional shares).

Shareholders of the Acquiring Fund: You will remain shareholders of the Acquiring Fund, which will have additional common shares outstanding after the Mergers.
Q:	Have common shares of the Funds historically traded at a premium or discount?
A:	The common shares of each Fund have historically traded generally at a discount. As of October 6, 2016, each Fund traded at a discount to its respective NAV.

To the extent a Target Fund is trading at a wider discount (or a narrower premium) than GPM at the time of its Merger, such Target Fund shareholders would have the potential for an economic benefit by the narrowing of the discount/premium. To the extent a Target Fund is trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of its Merger, such Target Fund shareholders may be negatively impacted if the Merger is consummated. Acquiring Fund shareholders would only benefit from a discount perspective to the extent the post-Merger discount (or premium) improves. There can be no assurance that, after the Mergers, common shares of the Combined Fund will trade at, above or below NAV. In the Mergers, shareholders of each Target Fund will receive common shares of the Acquiring Fund based on the relative NAVs (not the market values) of each respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of your Fund prior to the Mergers.

Q:	Will I have to pay any sales load, commission or other similar fees in connection with the Mergers?
A:	You will pay no sales loads or commissions in connection with the Mergers.
Q:	Who will bear the expenses of the Mergers?
A:
Regardless of whether the Mergers are completed, the costs associated with the proposed Mergers, including the costs associated with the shareholder meeting, will be borne by the Funds. Costs specific to one or each of the Funds are expensed to such Fund as incurred. With respect to any expenses incurred in connection with the Merger that are not attributable to a specific Fund, such expenses will be allocated in proportion to the projected expense savings to be realized by each Fund as a result of the Mergers. Of the estimated total costs of the Mergers, approximately $338,592 are expected to be borne by GGE, $325,577 are expected to be borne by GEQ and $223,831 are expected to be borne by GPM. In addition, GPM will also bear the costs related to the Redomestication, which are estimated to be $40,000.

Neither the Funds nor the Investment Adviser will pay any expenses of shareholders arising out of or in connection with the Mergers (e.g., expenses incurred by the shareholder as a result of attending the shareholder meeting, voting on the Mergers or other action taken by the shareholder in connection with the Mergers). The actual costs associated with the proposed Mergers may be more or less than the estimated costs discussed herein.

Q:	Will I have to pay any U.S. federal taxes as a result of the Mergers?
A:
Each of the Mergers is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If a Merger so qualifies, in general, shareholders of a Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund common shares for Acquiring Fund common shares pursuant to the Merger (except with respect to cash received in lieu of fractional shares). Additionally, the Target Fund will recognize no gain or loss for U.S. federal income tax purposes by reason of the Merger. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to any Merger.

On or prior to the closing date of the Mergers (the “Closing Date”), each of the Target Funds will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to each respective Target Fund’s shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, all of its net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income, if any, through the Closing Date. Such a distribution will be taxable to each Target Fund’s shareholders for U.S. federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Mergers, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

See “Proposal 2: The Mergers of the Target Funds with the Acquiring Fund—U.S. Federal Income Tax Consequences of the Mergers” in the enclosed Joint Proxy Statement/Prospectus for additional information.

Q:	When are the Redomestication and Mergers expected to occur?
A:
Subject to the necessary shareholder approvals discussed above, it is anticipated that the Redomestication and Mergers will occur in the fourth quarter of 2016. The Mergers are expected to occur immediately following the closing of the Redomestication.

Q:	How does the Board of my Fund suggest that I vote?
A:	After careful consideration, the Board of your Fund unanimously recommends that you vote “FOR” each of the proposals applicable to your Fund.
Q:	How do I vote my proxy?
A:
You may cast your vote by mail, phone, internet or in person at the Special Meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote by phone or internet, please refer to the instructions found on the proxy card accompanying this Joint Proxy Statement/Prospectus. To vote by phone or internet, you will need the “control number” that appears on the proxy card.

All common shares represented by properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your common shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Special Meeting, your common shares will be voted at the proxies’ discretion.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Funds a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person. Merely attending the Special Meeting, however, will not revoke any previously submitted proxy.

Broker-dealer firms holding common shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their common shares on the Proposals before the Special Meeting. The Funds understand that, under the rules of the NYSE, the Proposals are not “routine” matters and shareholder instructions are required for broker-dealers to vote a beneficial owner’s shares. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your common shares without instruction. We urge you to provide instructions to your bank, broker or other nominee so that your votes may be counted.

Q:	What vote is required to approve the Redomestication and Mergers?
A:
Shareholder approval for each proposal requires the affirmative vote of a “majority of the outstanding voting securities” as defined under the 1940 Act (such a majority referred to herein as a “1940 Act Majority”) of the applicable Fund. A 1940 Act Majority means the affirmative vote of either (i) 66 2/3% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less. For additional information regarding voting requirements, see “Voting Information.”

Q:	Whom do I contact for further information?
A:	You may contact your financial advisor for further information. You may also call AST Shareholder Services, the Funds’ proxy solicitor, at 888-567-1626.
Q:	How do I Attend the Special Meeting?
A:
If you wish to attend the Special Meeting and vote in person, you will be able to do so. If you intend to attend the Special Meeting in person and you are a record holder of a Fund’s common shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Special Meeting in person and you hold your common shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of common shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your common shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting. You may contact the Funds’ proxy solicitor at 888-567-1626 to obtain directions to the site of the Special Meeting.

Please vote now. Your vote is important.
To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” each proposal, as applicable. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Special Meeting.

     GUGGENHEIM ENHANCED EQUITY STRATEGY FUND (“GGE”)
GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND (“GEQ”)
GUGGENHEIM ENHANCED EQUITY INCOME FUND (“GPM”)
227 West Monroe Street
Chicago, Illinois 60606
(312) 827-0100

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 7, 2016

     Notice is hereby given that a joint special meeting of shareholders (the “Special Meeting”) of Guggenheim Enhanced Equity Strategy Fund (“GGE”), Guggenheim Equal Weight Enhanced Equity Income Fund (“GEQ” and, collectively with GGE, the “Target Funds”) and Guggenheim Enhanced Equity Income Fund (“GPM” or the “Acquiring Fund” and, collectively with the Target Funds, each, a “Fund”) will be held at the offices of Guggenheim Funds Investment Advisers, LLC, 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606, on December 7, 2016 at 10:00 a.m. (Central time) for the following purposes:
1. The Redomestication of GPM
Shareholders of GPM:
Proposal 1: Approval of the Agreement and Plan of Redomestication that provides for the reorganization of GPM as a Delaware statutory trust (the “Redomestication”).
2. The Mergers of the Target Funds with the Acquiring Fund and the Issuance of the Acquiring Fund’s Common Shares
Shareholders of GGE:
Proposal 2(A): Approval of an Agreement and Plan of Merger between GGE and the Acquiring Fund (the “GGE Merger Agreement”), including the termination of GGE’s registration under the Investment Company Act of 1940 (the “1940 Act”).
Shareholders of GEQ:
Proposal 2(B): Approval of an Agreement and Plan of Merger between GEQ and the Acquiring Fund (the “GEQ Merger Agreement”), including the termination of GEQ’s registration under the 1940 Act.
Shareholders of GPM:
Proposal 2(C): Approval of the GGE Merger Agreement, including the issuance of additional common shares of the Acquiring Fund.

Proposal 2(D): Approval of the GEQ Merger Agreement, including the issuance of additional common shares of the Acquiring Fund.
Shareholders of record as of the close of business on October 7, 2016 are entitled to vote at the Special Meeting or any adjournment, postponement or delay thereof.
     THE BOARD OF TRUSTEES OF EACH OF THE FUNDS (EACH, A “BOARD”) RECOMMENDS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.
THE BOARD OF GPM UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE:
-  FOR THE REDOMESTICATION OF GPM PURSUANT TO THE REDOMESTICATION PLAN.
-  FOR THE MERGER OF EACH TARGET FUND INTO GPM PURSUANT TO EACH MERGER AGREEMENT BETWEEN THE
ACQUIRING FUND AND A TARGET FUND, INCLUDING THE ISSUANCE OF ADDITIONAL COMMON SHARES OF THE ACQUIRING FUND.
THE BOARD OF GGE UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE:
-  FOR THE MERGER OF GGE INTO GPIM PURSUANT TO THE GGE MERGER AGREEMENT AS DESCRIBED IN THE
JOINT PROXY STATEMENT/PROSPECTUS, INCLUDING THE TERMINATION OF GGE’S REGISTRATION UNDER THE 1940 ACT.
THE BOARD OF GEQ UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE:
-  FOR THE MERGER OF GEQ INTO GPM PURSUANT TO THE GEQ MERGER AGREEMENT AS DESCRIBED IN THE JOINT
PROXY STATEMENT/PROSPECTUS, INCLUDING THE TERMINATION OF GEQ’S REGISTRATION UNDER THE 1940 ACT.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.
For the Board of Trustees of the Funds
Donald C. Cacciapaglia
President and Chief Executive Officer of the Funds
October       , 2016
YOUR VOTE IS IMPORTANT.
PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 7, 2016.
THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT: HTTPS://WWW.VOTEPROXY.COM/

THE INFORMATION IN THIS JOINT PROXY STATEMENT/ PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.
SUBJECT TO COMPLETION, DATED OCTOBER 7, 2016
JOINT PROXY STATEMENT/PROSPECTUS
     GUGGENHEIM ENHANCED EQUITY STRATEGY FUND (“GGE”)
GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND (“GEQ”)
GUGGENHEIM ENHANCED EQUITY INCOME FUND (“GPM”)
227 West Monroe Street
Chicago, Illinois 60606
(312) 827-0100

JOINT SPECIAL MEETING OF SHAREHOLDERS
December 7, 2016

     This Joint Proxy Statement/Prospectus is furnished to you as a shareholder of (i) Guggenheim Enhanced Equity Strategy Fund (“GGE”), (ii) Guggenheim Equal Weight Enhanced Equity Income Fund (“GEQ” and, together with GGE, the “Target Funds”) and/or (iii) Guggenheim Enhanced Equity Income Fund (“GPM” or the “Acquiring Fund” and, collectively with the Target Funds, each, a “Fund”). A joint special meeting (the “Special Meeting”) of shareholders of GGE, GEQ and GPM will be held at the offices of Guggenheim Funds Investment Advisers, LLC, 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606, on December 7, 2016 at 10:00 a.m. (Central time) to consider the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. The Board of Trustees of each of GGE, GEQ and GPM (each, a “Board”), including the trustees (the “Trustees”), who are not “interested persons” of each Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), recommends that you vote your common shares of beneficial interests (“common shares”) by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is October                            , 2016.

 The purposes of the Special Meeting are:
1. The Redomestication of GPM
Shareholders of GPM:
Proposal 1: Approval of the Agreement and Plan of Redomestication that provides for the reorganization of GPM as a Delaware statutory trust (the “Redomestication”).
2. The Mergers of the Target Funds with the Acquiring Fund, as defined below, and the Issuance of the Acquiring Fund’s Common Shares
Shareholders of GGE:
Proposal 2(A): Approval of an Agreement and Plan of Merger between GGE and the Acquiring Fund (the “GGE Merger Agreement”), including the termination of GGE’s registration under the Investment Company Act of 1940 (the “1940 Act”).
Shareholders of GEQ:
Proposal 2(B): Approval of an Agreement and Plan of Merger between GEQ and the Acquiring Fund (the “GEQ Merger Agreement”), including the termination of GEQ’s registration under the 1940 Act.
Shareholders of GPM:
Proposal 2(C): Approval of the GGE Merger Agreement, including the issuance of additional common shares of the Acquiring Fund.
Proposal 2(D): Approval of the GEQ Merger Agreement, including the issuance of additional common shares of the Acquiring Fund.
   Shareholders of record as of the close of business on October 7, 2016 are entitled to vote at the Special Meeting or any adjournment, postponement or delay thereof.
   The terms “Acquiring Fund” and “GPM” refer to GPM, a Massachusetts business trust, and, where appropriate in the context, GPM as a Delaware statutory trust after the Redomestication. The GGE Merger Agreement and the GEQ Merger Agreement are referred to herein as the “Merger Agreements.” Each Merger Agreement that Target Fund shareholders and GPM shareholders are being asked to consider involves transactions that will be referred to in this Joint Proxy Statement/Prospectus as a “Merger.” The fund surviving any or all Mergers is referred to herein as the “Combined Fund.”
   GGE is a non-diversified registered investment company and statutory trust organized under the laws of the State of Delaware and registered under the 1940 Act. GEQ is a diversified registered investment company and statutory trust organized under the laws of the State of Delaware and registered under the 1940

Act. GPM is a diversified registered investment company and business trust organized under the laws of the Commonwealth of Massachusetts and registered under the 1940 Act.
   The Board of each Fund has determined that including these proposals in one Joint Proxy Statement/Prospectus will reduce costs and is in the best interests of each Fund’s shareholders.
   This Joint Proxy Statement/Prospectus sets forth concisely the information that shareholders of each Fund should know before voting on the proposals for their Fund and constitutes an offering of Acquiring Fund Shares. Please read it carefully and retain it for future reference. A Statement of Additional Information, dated , 2016, relating to this Joint Proxy Statement/Prospectus (the “Statement of Additional Information”) has been filed with the United States Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference. Copies of each Fund’s most recent annual report and semi-annual report can be obtained on a website maintained by Guggenheim Partners, LLC (“Guggenheim”) at www.guggenheiminvestments.com. In addition, each Fund will furnish, without charge, a copy of the Statement of Additional Information, or its most recent annual report or semi-annual report to any shareholder upon request. Any such request should be directed to Guggenheim by calling (312) 827-0100 or by writing to the respective Fund at 227 West Monroe Street, Chicago, Illinois 60606. The Statement of Additional Information and the annual and semi-annual reports of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of the Funds is 227 West Monroe Street, Chicago, Illinois 60606, and the telephone number is (312) 827-0100.
   The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.
   Guggenheim updates performance information for the Funds, as well as certain other information for the Funds, on a monthly basis on its website in the “Closed-End Funds” section of www.guggenheiminvestments.com. Shareholders are advised to periodically check the website for updated performance information and other information about the Funds.
   The common shares of Guggenheim Enhanced Equity Income Fund are listed on the New York Stock Exchange (“NYSE”) under the ticker symbol “GPM” and will continue to be so listed after the completion of the Redomestication and

Mergers. The common shares of Guggenheim Enhanced Equity Strategy Fund are listed on the NYSE under the ticker symbol “GGE.” The common shares of Guggenheim Equal Weight Enhanced Equity Income Fund are listed on the NYSE under the ticker symbol “GEQ.” Reports, proxy statements and other information concerning the Funds may be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.
   This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of Acquiring Fund Shares in each of the Mergers. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
   This Prospectus contains or incorporates by reference forward-looking statements, within the meaning of the federal securities laws, that involve risks and uncertainties. These statements describe the Funds plans, strategies, and goals and the Funds beliefs and assumptions concerning future economic and other conditions and the outlook for the Fund, based on currently available information. In this Prospectus, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,” “seeks,” “will,” “may,” “could,” “should,” and similar expressions are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently. The Fund is not entitled to the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended.
   Photographic identification and proof of ownership will be required for admission to the meeting. For directions to the meeting, please contact AST Shareholder Services, the firm assisting us in the solicitation of proxies, at 888-567-1626.
   THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
The date of this Joint Proxy Statement/Prospectus is October        , 2016.

PROPOSAL 1: APPROVAL OF THE REDOMESTICATION OF GPM	1
Background and Reasons for the Redomestication	1
Comparison of the Governing Law and Governing Documents Pre-
and Post-Redomestication	2
U.S. Federal Income Tax Consequences of the Redomestication	3
Further Information Regarding the Redomestication	4
PROPOSAL 2: THE MERGERS OF THE TARGET FUNDS WITH THE
ACQUIRING FUND AND THE ISSUANCE OF THE ACQUIRING
FUND’S COMMON SHARES	6
SUMMARY	6
The Proposed Mergers	6
Background and Reasons for the Proposed Mergers	6
Comparison of the Funds	10
Comparison of Fund Management	12
Comparison of Risks	14
Comparison of Expenses	15
Comparison of Performance	18
Expenses of the Merger	19
Summary of U.S. Federal Income Tax Consequences	20
Further Information Regarding the Mergers	20
INVESTMENT OBJECTIVES AND POLICIES	21
Summary of Significant Differences in the Funds’ Investment
Objectives and Policies	22
Investment Restrictions	27
USE OF LEVERAGE	30
RISK FACTORS	32
Risks Related to the Mergers	32
General Risks of Investing in the Funds	33
ADDITIONAL INFORMATION ABOUT THE FUNDS AND
THE MERGERS	48
General	48
Terms of the Merger	49
Board Considerations	51
Reasons for the Merger	52
U.S. Federal Income Tax Consequences of the Mergers	59
Management of the Funds	63
Capitalization	67
Portfolio Turnover	68
Additional Information About the Common Shares of the Fund	69
Distributions	70
Dividend Reinvestment Plan	72
Certain Provisions of the Governing Documents	73
Voting Rights	74
Appraisal Rights	74
Shareholder Information	75

VOTING INFORMATION	75
General	75
Record Date	75
Quorum	75
Voting Requirements	76
Proxies	77
OTHER MATTERS	78
Shareholder Proposals	78
Solicitation of Proxies	79
Legal Matters	79
Other Matters with Respect to the Special Meeting	79
Privacy Principles of the Funds	79
Other Information	80
EXHIBIT A FINANCIAL HIGHLIGHTS	A-1
EXHIBIT B AGREEMENT AND PLAN OF REDOMESTICATION	B-1
EXHIBIT C FORM OF AGREEMENT AND PLAN OF MERGER	C-1
EXHIBIT D COMPARISON OF GOVERNING DOCUMENTS	D-1
EXHIBIT E COMPARISON OF STATE LAWS	E-1

PROPOSAL 1: APPROVAL OF THE REDOMESTICATION OF GPM

Background and Reasons for the Redomestication
     GPM is currently organized as a Massachusetts business trust pursuant to its Amended and Restated Agreement and Declaration of Trust, dated September 8, 2011, governed by the laws of the Commonwealth of Massachusetts. The Redomestication Plan provides for the transfer of all of GPM’s assets to and the assumption of all of GPM’s liabilities by a newly formed Delaware statutory trust (“GPM Delaware”). Pursuant to the Redomestication Plan, GPM Delaware will acquire all of the assets of GPM, and assume all of the liabilities of GPM, in exchange for common shares of GPM Delaware. GPM will then distribute the common shares of GPM Delaware to GPM shareholders, resulting in GPM shareholders owning shares of GPM Delaware, a Delaware statutory trust, and the Massachusetts business trust will be liquidated. GPM Delaware’s capital structure will be substantially the same as GPM’s current structure. The common shares of GPM Delaware will continue to have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Redomestication is only a change to GPM’s legal form of organization and there will be no change to GPM’s investments, management, fee levels, or federal income tax status as a result of the Redomestication.
     The Board of GPM, including the Independent Trustees, has unanimously approved the Redomestication, including the Redomestication Plan. The Redomestication Plan is included as Exhibit B to this Joint Proxy Statement/Prospectus.
     The Redomestication will serve to standardize the governing documents and certain agreements of GPM with other closed-end funds managed by the Investment Adviser. Other than GPM, all of the other closed-end funds in the Guggenheim fund complex are organized as Delaware statutory trusts. This standardization is expected to streamline the administration of GPM, which may result in cost savings and more effective administration by eliminating differences in governing documents or controlling law of closed-end funds managed by the Investment Adviser. In addition, the legal requirements governing business trusts under Massachusetts law are less certain and less developed than those under Delaware law. These differences sometimes necessitate GPM bearing the cost to engage counsel to advise on the interpretation of such law.
     The Redomestication is also a necessary step for the completion of the Mergers described in Proposal 2. However, if the Redomestication is approved the Redomestication will proceed even if the Mergers are not approved.
     The Redomestication will have no direct economic effect on GPM shareholders’ investments. GPM Delaware will have an investment advisory agreement, sub-advisory agreement, administration agreement, custodian
1

agreement, transfer agency agreement, and other service provider arrangements that are identical in all material respects to those of GPM currently, with certain non-substantive revisions to standardize such agreements across the closed-end funds managed by the Investment Adviser, including the Target Funds. GPM Delaware will continue to be served by the same trustees and officers as GPM and will continue to retain the same independent registered public accounting firm as GPM. The portfolio characteristics, investment objectives, strategies and risks of GPM Delaware will not change from those of GPM as a result of the Redomestication. GPM Delaware’s governing documents will be similar to GPM’s governing documents, but will contain certain material differences. These changes are intended to benefit shareholders by streamlining and promoting the efficient administration and operation of GPM. See “Comparison of the Governing Law and Governing Documents Pre- and Post-Redomestication” below for additional information.
Comparison of the Governing Law and Governing Documents Pre- and Post-Redomestication
     After the Redomestication, GPM Delaware will be governed by the Delaware Statutory Trust Act (“DE Statute”). The DE Statute is similar in many respects to the laws governing a Massachusetts business trust, but they differ in certain respects. Massachusetts business trust law (“MA Statute”) and the DE Statute permit a trust’s governing instrument to contain provisions relating to shareholder rights and general governance. There are certain differences, however, among these different governing laws.
     The MA Statute is silent on many of the salient features of a Massachusetts business trust whereas the DE Statute provides guidance and offers a significant amount of operational flexibility to Delaware statutory trusts. The DE Statute provides explicitly that the shareholders and trustees of a Delaware statutory trust are not liable for obligations of the trust to the same extent as under corporate law. While the governing documents of GPM contain an express disclaimer of liability of shareholders, certain Massachusetts judicial decisions have determined that shareholders of a Massachusetts business trust may, in certain circumstances, be assessed or held personally liable as partners for the obligations of a Massachusetts business trust. Therefore, GPM believes that shareholders will benefit from the express statutory protections of the DE Statute.
     GPM believes that the guidance and flexibility afforded by the DE Statute and the explicit limitation on liability contained in the DE Statute will benefit GPM and its shareholders. A more detailed comparison of certain provisions of the MA Statute and the DE Statute is included in Exhibit E to this Joint Proxy Statement/Prospectus.
     The governing documents of GPM and GPM Delaware will be similar, but will contain certain material differences. In general, the changes in GPM Delaware’s governing documents are intended to benefit shareholders by streamlining the administration and operation of GPM to save shareholders money
2

and by making it more difficult for short-term speculative investors to engage in practices that benefit such short-term investors at the expense of GPM and to the detriment of its long-term investors. Trustees of GPM are currently elected by a plurality vote, meaning that, assuming the presence of a quorum, the trustee nominee receiving the most votes would be elected. However, trustees of GPM Delaware will be elected by a majority of the outstanding shares entitled to vote that are present at the meeting in person or by proxy. While this change may make it more difficult for short-term speculative investors to gain control of the Fund, it also may limit ability of shareholders to influence management of the Fund by replacing one or more trustees. Among the other differences between the governing documents of GPM and GPM Delaware, the governing documents of GPM Delaware will require the affirmative vote of shareholders in connection with reorganization transactions, such as mergers, consolidation or sales of substantially all of the Fund’s assets, or the conversion to an open-end fund, in each case even if such transaction has been approved by a supermajority of the Board of Trustees; and the governing documents of GPM Delaware will require board and shareholder approval for certain transactions between the Fund and principal shareholders of the Fund. The governing documents of GPM Delaware will establish the Court of Chancery of the State of Delaware as the sole and exclusive forum for derivative actions brought on behalf of GPM Delaware or actions asserting a breach of fiduciary duty, arising pursuant to the DE Statute or the governing document or governed by the internal affairs doctrine of the State of Delaware, whereas GPM currently has a similar provision with respect to Massachusetts courts. A comparison of GPM’s and GPM Delaware’s governing documents is included as Exhibit D to this Joint Proxy Statement/Prospectus.
U.S. Federal Income Tax Consequences of the Redomestication
     The following is a general summary of U.S. federal income tax consequences of the Redomestication. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold common shares of GPM as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Redomestication. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. GPM shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Redomestication, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.
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     It is a condition to the closing of the Redomestication that GPM and GPM Delaware receive an opinion from Skadden, Arps, Slate, Meagher and Flom LLP (“Skadden Arps”), dated as of the Closing Date, regarding the characterization of the Redomestication as a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Skadden Arps will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of GPM and assume, among other things, that the Redomestication will be consummated in accordance with the applicable operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court. If the Redomestication were not to qualify as a reorganization under the Code, the tax consequences could materially and adversely differ from those described herein.
     As a reorganization, the U.S. federal income tax consequences of the Redomestication can be summarized as follows:
•  No gain or loss will be recognized by GPM or the shareholders of GPM as a result of the Redomestication.
• No gain or loss will be recognized by GPM Delaware as a result of the Redomestication.
• The aggregate tax basis of the shares of GPM Delaware to be received by a shareholder of GPM will be the same as the shareholder’s aggregate tax basis of the shares of GPM surrendered in exchange therefor.
• The holding period of the shares of GPM Delaware received by a shareholder of GPM will include the period that a shareholder held the shares of GPM surrendered in exchange therefor (provided that such shares of GPM are capital assets in the hands of such shareholder as of the closing of the Redomestication).
Further Information Regarding the Redomestication
     Shareholder approval of the Redomestication will be deemed to constitute approval of the advisory and sub-advisory agreements, as well as a vote for the election of the trustees, of GPM Delaware. Accordingly, the Redomestication provides that the sole initial shareholder of GPM Delaware will vote to approve the advisory and sub-advisory agreements (which, as noted above, will be identical in all material respects to GPM’s current agreements) and to elect the trustees of GPM Delaware (which, as noted above, will be the same as GPM’s current Trustees) after shareholder approval of the Redomestication but prior to the closing of the Redomestication.
     If the Redomestication is not approved by GPM’s shareholders or if the Redomestication is for other reasons not able to be completed, GPM would not be redomesticated. The Redomestication is a necessary step for completion of the Mergers. Therefore, if GPM’s shareholders do not approve the Redomestication or if the Redomestication is for any other reason not completed, the Mergers will not
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be completed. GPM would continue to operate as a Massachusetts business trust and the Funds would continue to operate as separate funds. In such event, the Investment Adviser may, in connection with ongoing management of each Fund and its product line, recommend alternative proposals to the Board and the Board may consider other strategic alternatives for each Fund, which may include implementing for one or more Funds the investment strategy intended to be utilized by the Combined Fund.
     Shareholder approval of GPM’s proposed Redomestication requires the affirmative vote of a 1940 Act Majority of GPM shareholders. See “Voting Information.”
     It is expected that the closing date of the Redomestication will be some time during the fourth quarter of 2016, but it may be at a different time as described herein.
     The Board of GPM recommends that shareholders of GPM vote “FOR” the proposed Redomestication of GPM.

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     PROPOSAL 2: THE MERGERS OF THE TARGET FUNDS WITH THE ACQUIRING FUND AND THE ISSUANCE OF THE ACQUIRING FUND’S COMMON SHARES

SUMMARY
     The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Statement of Additional Information. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully.
The Proposed Mergers
     The Board of each Fund, including the Independent Trustees, has unanimously approved its Merger(s), including its respective Merger Agreement(s). Assuming each Target Fund’s shareholders approve its respective Target Fund’s Merger and GPM’s shareholders approve the Redomestication and the Mergers, pursuant to the terms of the applicable Merger Agreement each Target Fund will merge directly with and into the Acquiring Fund and in connection with such Merger, the Acquiring Fund will issue additional Acquiring Fund Shares and list such common shares on the NYSE. Each Target Fund will terminate its registration under the 1940 Act after the completion of its Merger.
     In each Merger, the outstanding common shares of the Target Fund will be exchanged for newly-issued Acquiring Fund Shares in the form of book entry interests. The aggregate NAV (not the market value) of the Acquiring Fund Shares received by the Target Fund shareholders in each Merger will equal the aggregate NAV (not the market value) of the Target Fund common shares held by such shareholders immediately prior to such Merger (although Target Fund shareholders may receive cash for their fractional common shares), less the applicable costs of such Merger including, but not limited to, the issuance of additional Acquiring Fund Shares in connection with each of the Mergers (the “Issuances”). In the Mergers, shareholders of each Target Fund will receive common shares of the Acquiring Fund based on the relative NAV, not the market value, of each respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of a Target Fund prior to the Mergers.
Background and Reasons for the Proposed Mergers
     The Mergers seek to combine three funds to achieve certain economies of scale and other operational efficiencies. Each Target Fund will merge directly with and into the Acquiring Fund, which will continue to exist after the merger as the Combined Fund. The Board of each Target Fund (each, a “Target Fund Board”), based upon its evaluation of all relevant information, anticipates that the Merger
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would benefit shareholders of its Target Fund. The Board of the Acquiring Fund, based upon its evaluation of all relevant information, anticipates that the Mergers would benefit shareholders of the Acquiring Fund.
     The Board of each Fund considered its respective Merger(s) at meetings of the Board of each Fund held on August 16-17, 2016 and August 31, 2016 (the “Meeting”). In preparation for the Meeting at which the Mergers were approved, the Investment Adviser provided each Board with information regarding the proposed Mergers, including the rationale therefor and alternatives to the Mergers considered. Based on the considerations below, the Board of each Fund, including the Independent Trustees, has determined that each Merger would be in the best interests of the applicable Fund and that the interests of the existing shareholders of the applicable Fund would not be diluted with respect to NAV as a result of the Merger. The Board of each Fund approved its respective Merger(s) and the Board of each Fund recommends that shareholders of such Fund approve its respective Merger.
     The Board of each Fund anticipates that the Mergers will benefit the shareholders of each Target Fund and the Acquiring Fund by providing the potential for:
•   An enhanced investment strategy combining the best elements of the existing funds while maintaining continuity of the overall investment objectives. Each Fund utilizes an enhanced equity strategy, pursuant to which the Fund maintains an investment portfolio that provides equity exposure, combined with an option writing strategy. GGE and GPM each currently seek equity exposure through investment in equity exchange-traded funds (“ETFs”) and GEQ seeks equity exposure by investing in a portfolio of common stocks included in the S&P 500 Equal Weight™ Index (the “Index”) in equal weight. If the Mergers are consummated, it is expected that the Combined Fund will seek equity exposure through a combination of investments in individual equity securities, initially consisting of a portfolio of common stocks included in the Index in equal weight, and investments in ETFs, while continuing to utilize GPIM’s option writing strategy. Each Board considered that because GPM's current investment policies permit GPM to obtain equity exposure through both investment in individual equity securities and investments in ETFs, no changes to GPM's investment policies are being made in connection with the Mergers.
•   A lower operating expense ratio than each of the Funds prior to the Mergers. The Board considered the Total Expense Ratio (as defined herein) of each Fund for the 12-month period ended June 30, 2016 and the Total Expense Ratio for the Combined Fund on a pro forma basis for the 12-month period ended June 30, 2016. The Board considered that the Funds estimate that the completion of the
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Mergers would have resulted in a pro forma Total Expense Ratio for the Combined Fund of 1.91%, representing a reduction in the Total Expense Ratio of 0.33% for GGE, 0.03% for GEQ and 0.20% for the Acquiring Fund. The Board also noted that the Combined Fund is expected to utilize leverage, as a percentage of Managed Assets, approximately equal to that of GGE and GPM, which is higher than the leverage percentage currently utilized by GEQ. Therefore, the Board considered the Total Expense Ratio (exclusive of interest expense) of each Fund and the Combined Fund. In addition, the Board considered that as a result of their investment strategies, GGE and GPM and, to a lesser extent, the Combined Fund, incur Acquired Fund Fees and Expenses, whereas GEQ does not incur Acquired Fund Fees and Expenses. Therefore, the Board considered the Total Expense Ratio (exclusive of Acquired Fund Fees and Expenses) of each Fund and the Combined Fund.
•  Improved premium/discount levels for the Combined Fund’s common shares. Each Board noted that as of August 30, 2016, GPM was trading at a smaller discount than either Target Fund, and considered management’s analysis regarding the potential impact the announcement of the Mergers could have on each Fund’s trading discount. The Board of GPM noted that its shareholders would only benefit from a premium/discount perspective to the extent the post- Merger discount level improves, including as a result of other factors discussed herein, such as greater secondary market liquidity, a more diversified shareholder base or increased analyst coverage. Alternatively, the Board considered that GPM shareholders could be adversely impacted if GPM trades at wider discount post-Merger.
•  Greater secondary market liquidity for the Combined Fund’s common shares. Although it is not possible to predict trading levels at the time the Mergers close, each Board considered that as a larger fund, the Combined Fund may provide greater secondary market liquidity, which may result in tighter bid-ask spreads, better trade execution when purchasing or selling Combined Fund shares and potential for improved premium/discount levels.
•  Other market benefits of the larger net asset base and more diversified shareholder base of the Combined Fund. Among such considerations, each Board noted that the larger size and potential for improved premium/discount levels of the Combined Fund may reduce the likelihood that the Combined Fund would be targeted by short-term activist shareholders. The Board also considered that as a larger fund the Combined Fund may receive more coverage by analysts.
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•     Operating and administrative efficiencies from consolidation into the Combined Fund. Each Board also considered benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.
•    The ability for the Combined Fund to generate total return performance capable of sustaining a distribution rate comparable (i.e., slightly lower or higher) to each Fund’s current distribution rate. However, each Board noted that the distribution policy of the Combined Fund would differ from that of GEQ, which currently utilizes a managed distribution policy.
     For additional information regarding these and other factors considered by the Board, see “Additional Information about the Funds and the Mergers—Reasons for the Mergers.”
       Because the shareholders of each Fund will vote separately on its respective Merger, there are multiple potential combinations of Mergers. The Board of each Fund and the Investment Adviser believe that the most likely result of the potential combinations of Mergers is the combination of all three Funds.
     To the extent that the Merger of one Target Fund is not completed, but the Merger of the other Target Fund is completed, any expected benefits (including expense savings) expected to be realized by the Combined Fund, may be reduced or may not be realized. The Board considered that either Merger of a single Target Fund in to the Acquiring Fund would also result in a reduction in Total Expense Ratio of each participating Fund (except in the case of a Merger of only GEQ into GPM, in which case GEQ’s Total Expense Ratio would be unchanged), although the level of expenses savings may not be as great as in the case of a Merger of all three Funds. In the case of a Merger of only GEQ into GPM, although the Total Expense Ratio would be unchanged, the Board considered the applicability of the other benefits summarized above.
     The Board of each Fund, including the Independent Trustees, approved its respective Merger(s), concluding that such Merger(s) is in the best interests of its Fund and that the interests of existing shareholders of its Fund will not be diluted as a result of its respective Merger(s). Based on their consideration of a Merger of each Target Fund, the Board recommends the Merger of the applicable Target Fund into GPM, even if the Merger of the other Target Fund is not completed. Each Board’s determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole with respect to its Fund and shareholders, although individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various factors.
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Comparison of the Funds
     General. Set forth below is certain comparative information about the organization, capitalization and operation of each Fund.

Organization
	Organization	State of
Fund	Date	Organization	Entity Type
GGE	March 16, 2004	Delaware	statutory trust
GEQ	October 25, 2011	Delaware	statutory trust
GPM	August 25, 2005	Massachusetts(1)	business trust(1)

Capitalization—Common Shares
	Authorized	Shares	Par Value
Fund	Shares	Outstanding(2)	Per Share
GGE	Unlimited	4,993,991	$0.01
GEQ	Unlimited	8,774,050	$0.01
GPM	Unlimited	19,077,318	$0.01

Capitalization—Common Shares
	Preemptive,	Rights to	Exchange on which
	Conversion or	Cumulative	Common Shares
	Exchange Rights	Voting	are Listed
GGE	None	None	NYSE
GEQ	None	None	NYSE
GPM	None	None	NYSE

(1)	Pursuant to the Redomestication Plan, prior to any Merger, GPM will be redomesticated as a Delaware Statutory trust
(2)	As of June 30, 2016
   Investment Objectives.
Fund	Investment Objective
GGE	The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation.
GEQ	The Fund’s investment objective is to provide a high level of risk- adjusted total return with an emphasis on current income.
GPM	The Fund’s primary investment objective is to provide a high level of current income and gains, with a secondary objective of long-term capital appreciation.

     Investment Policies. Each Fund utilizes an enhanced equity strategy, pursuant to which the Fund maintains an investment portfolio that provides equity exposure, combined with an option writing strategy. The primary difference between the Funds is the manner in which they obtain equity exposure. Each of
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GGE and GPM may seek to obtain exposure to equity markets through investments in ETFs or other investment funds that track equity market indices, through investments in individual equity securities, and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets. Currently, GGE and GPM seek to obtain exposure to equity markets by investing primarily in ETFs, selected for broadly based market exposure and broad sector exposures. GEQ seeks equity exposure by investing in a portfolio of common stocks included in the Index in equal weight. If the Mergers are consummated, it is expected that the Combined Fund will seek equity exposure through a combination of investments in ETFs and individual equity securities, initially consisting of a portfolio of common stocks included in the Index in equal weight. Because GPM’s current investment policies permit GPM to obtain equity exposure through both investment in individual equity securities and investments in ETFs, no changes to GPM’s investment policies are being made in connection with the Mergers.
     The Funds also have the ability to write call options on ETFs or on indices that the ETFs may track, which will typically be at- or out-of-the money. The sub-adviser for each Fund typically targets one-month options, although options of any strike price or maturity may be used. The Funds may, but does not have to, cover 100% of the equity holdings in its portfolio. The typical hedge ratio for the Funds is 67%, which is designed to produce a portfolio that, inclusive of leverage, has a beta of one to broad market indices. The hedge ratio, however, may be adjusted depending on the investment team’s view of the market and the Fund’s sub-adviser’s macroeconomic views. The Funds may engage in selling call options on indices, which could include securities that are not specifically held by the Fund.
     GGE is registered as a “non-diversified” investment company under the 1940 Act, while GEQ and GPM are and will continue to be registered as a “diversified” investment company under the 1940 Act. This means that GGE may invest a greater percentage of its assets in the obligations of a single issuer than GEQ or GPM. The Combined Fund will be a “diversified” investment company under the 1940 Act.
     Leverage. Each Fund may leverage through borrowings, the use of repurchase agreements, the issuance of debt securities, the issuance of shares of preferred stock or a combination thereof. Each Fund may borrow money, use repurchase agreements and issue debt securities in amounts up to 33 1/3%, and may issue shares of preferred stock in amounts up to 50%, of the value of its total assets to finance additional investments. Currently, each Fund employs financial leverage through bank borrowings. If all of the Mergers are consummated, the Combined Fund expects to increase the maximum commitment amount under its credit facility, however, there can be no assurance the Combined Fund will increase the maximum commitment amount. If the Combined Fund does not increase the maximum commitment amount, then the Combined Fund may be required to either utilize other forms of leverage, which may include reverse repurchase agreements,

11

in order to maintain an economic leverage ratio that is substantially similar to GPM’s current economic leverage ratio or reduce the Combined Fund’s economic leverage.
     In addition, each Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. To the extent the terms of any such transaction obligate a Fund to make payments, the Fund intends to earmark or segregate cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. To the extent the terms of any such transaction obligate a Fund to deliver particular securities to extinguish that Fund’s obligations under such transactions, the Fund may “cover” its obligations under such transaction by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated cash or liquid securities).
     Distribution Policy. GGE and GPM declare and pay quarterly distributions to shareholders. Any net realized long-term gains are distributed annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. GGE and GPM pay quarterly distributions in a fixed amount and will continue to do so until such amount is modified by the Board of the Fund. If sufficient net investment income is not available, the distribution will be supplemented by short/long-term capital gains and, to the extent necessary, return of capital.
     GEQ adopted a managed distribution policy (the “Managed Distribution Policy”) effective with its January 31, 2014 distribution. Under the terms of the Managed Distribution Policy, GEQ will pay a quarterly distribution in a fixed amount until such amount is modified by the Board of GEQ. If sufficient net investment income is not available, the distribution will be supplemented by capital gains and, to the extent necessary, return on capital. If the Mergers are approved and consummated, the Combined Fund will consider whether to adopt a Managed Distribution Policy.
     See “Comparison of the Funds” in this Joint Proxy Statement/Prospectus for a more detailed description of the salient differences among the Funds.
Comparison of Fund Management
     The Trustees and Officers. Each Fund is overseen by a Board, comprised of the same members, and by the same officers. The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law. Each Board currently has nine

12

Trustees, eight of whom are Independent Trustees. A list of the Trustees, a brief biography for each Trustee and additional information relating to the Board are included in the Statement of Additional Information.
    The Advisers. The investment adviser of each Fund is Guggenheim Funds Investment Advisers, LLC (previously defined as “GFIA” or the “Investment Adviser”). Guggenheim Partners Investment Management, LLC (“GPIM”) serves as sub-adviser for each Fund. Security Investors, LLC (“SI”) also serves as a sub-adviser for GEQ. GFIA, GPIM and SI (collectively the “Adviser”) are affiliates of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
    Under the Investment Advisory Agreement each Fund has with GFIA, GFIA is entitled to receive an investment advisory fee at an annual rate equal to: 0.85% of GGE’s average daily Managed Assets, 1.00% of GEQ’s average daily Managed Assets and 0.90% for GPM’s average daily Managed Assets. However, pursuant to terms of fee waiver agreements, GFIA has agreed to waive certain fees of GGE and GPM. With respect to GGE, GFIA has agreed to waive 0.05% of its advisory fee for so long as the investment sub-adviser of the Fund is an affiliate of GFIA. With respect to GPM, GFIA has agreed to waive 0.10% of its advisory fee for so long as the investment sub-adviser of the Fund is an affiliate of GFIA. As a result, the current effective investment advisory fee rate (after giving effect to applicable fee waivers) payable to the Investment Adviser for each Fund is as follows: 0.80% for GGE, 1.00% for GEQ and 0.80% for GPM. “Managed Assets” means the total assets of a Fund minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage).
    Each Fund and GFIA have entered into investment sub-advisory agreements with GPIM. In addition, GEQ and GFIA have also entered into an investment sub-advisory agreement with SI. For GGE and GPM, GFIA pays to GPIM a sub-advisory fee equal to 0.40% of the average daily Managed Assets of each Fund. For GEQ, GFIA pays a sub-advisory fee equal to 0.40% of the average daily Managed Assets to GPIM and a sub-advisory fee equal to 0.15% of the average daily Managed Assets to SI.
    GFIA will continue to serve as investment adviser to the Combined Fund and GPIM will continue to serve as investment sub-adviser to the Combined Fund. If either of the Mergers is approved and consummated, the Combined Fund will pay GFIA a monthly investment advisory fee at an annual rate of 0.80% of the Combined Fund’s average daily Managed Assets and GFIA will pay GPIM a monthly sub-advisory fee at an annual rate of 0.40% of the Combined Fund’s average daily Managed Assets.
  The Portfolio Managers. The portfolio managers of the combined fund are expected to consist of four portfolio managers who currently serve as portfolio managers of one or more Funds: Farhan Sharaff, Assistant Chief Investment Officer of GPIM, Jayson Flowers, Senior Managing Director of GPIM, Qi Yan, Managing
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Director and Portfolio Manager of GPIM, and Daniel Cheeseman, Portfolio Manager of GPIM; and two additional portfolio managers: Scott Hammond, Senior Portfolio Manager of GPIM, and Scott Barker, Director of GPIM.

GGE	GEQ	GPM	Combined Fund
Scott Minerd	Farhan Sharaff	Scott Minerd	Farhan Sharaff
Anne Bookwalter Walsh	Jayson Flowers	Anne Bookwalter Walsh	Jayson Flowers
Jayson Flowers	Qi Yan	Jayson Flowers	Scott Hammond
Qi Yan	Daniel Cheeseman	Qi Yan	Qi Yan
Daniel Cheeseman	Ryan Harder*	Daniel Cheeseman	Daniel Cheeseman
	James R. King*		Scott Barker

* Mr. Harder and Mr. King are Portfolio Managers of SI.

     Although Scott Minerd will no longer be named as a portfolio manager of the Combined Fund, Mr. Minerd continues to serve as Chief Investment Officer of GPIM and continue to oversee the portfolio management team in his capacity as such.
     See “Management of the Fund” in this Joint Proxy Statement/Prospectus for a more detailed description of the Funds’ Management.
Comparison of Risks
      Because the Funds have substantially similar (but not identical) investment objectives and principal investment strategies, the Funds generally are subject to substantially similar investment risks. The Combined Fund will be managed in accordance with the same investment objective and investment policies, and subject to the same risks, as the Acquiring Fund. Many of the investment risks associated with an investment in the Acquiring Fund are substantially similar to those associated with an investment in the Target Funds. Risks that predominately affect common shares include equity securities risk, options risk, derivatives risk, investment and market risk and financial leverage risk. However, the following risks may differ among the Funds:
•    Non-Diversification Risk. GGE is registered as a “non-diversified” investment company under the 1940 Act, while GEQ and the Acquiring Fund are each registered as “diversified” investment companies under the 1940 Act. This means that GGE may invest a greater percentage of its assets in the obligations of a single issuer than GEQ or the Acquiring Fund, in which case GGE would be more susceptible to risks associated with such issuer or issuers. See “Risk Factors—General Risks of Investing in the Funds—Non- Diversification Risk.”
•    Other Investment Companies Risk. Currently, GGE and GPM seek to obtain exposure to equity markets by investing primarily in ETFs, selected for broadly based market exposure and broad sector

14

exposures. GEQ seeks equity exposure by investing in a portfolio of common stocks included in the Index in equal weight. As a result GGE and GPM are more susceptible to risks associated with investments in other investment companies. See “Risk Factors— General Risks of Investing in the Funds—Other Investment Companies Risk.”
•    Index Related Risks. GEQ is subject to certain risks associated with its strategy of investing in a portfolio of common stocks included in the Index in equal weight, including that the extent that stocks included in the Index in the same industry in equal weight comprise 25% or more of GEQ’s total assets, GEQ will invest more than 25% of its assets in the securities of issuers in that industry, in which case GEQ may be more susceptible to risks associated with such industry. In addition, GEQ is subject to the risk that large-capitalization stocks may under- perform mid-capitalization or small-capitalization stocks or the equity market as a whole. GEQ may also be subject to additional risks associated with portfolio rebalancing and index tracking error.
     As exchange-traded closed-end funds, the Funds are subject to the risk that the Funds’ common shares may trade at a discount from the Funds’ NAV. Accordingly, the Funds are primarily designed for long-term investors and should not be considered a vehicle for trading purposes.
Comparison of Expenses
     The following tables illustrate the anticipated reduction or increases in the Total Expense Ratio (the term “Total Expense Ratio” means a Fund’s total annual operating expenses (including interest expenses and Acquired Fund Fees and Expenses, unless otherwise noted) expressed as a percentage of its average net assets attributable to its common shares) for the shareholder of each Fund expected as a result of the Mergers.
      The table sets forth (i) the annual expenses for each Fund for the 12-month period ended June 30, 2016; (ii) the pro forma annual expenses for the Combined Fund, assuming the Mergers of each Target Fund into GPM, for the 12-month period ended June 30, 2016, which represents the most likely combination of the Mergers and the combination of the Mergers resulting in the lowest Total Expense Ratio; (iii) the pro forma annual expenses for the Combined Fund, assuming only the Merger of GGE into GPM, for the 12-month period ended June 30, 2016; and (iv) the pro forma annual expenses for the Combined Fund, assuming only the Merger of GEQ into GPM, for the 12-month period ended June 30, 2016.
      The Board of each Fund believes that the completion of the Mergers would result in a reduced Total Expense Ratio of each Fund. For the 12-month period ended June 30, 2016, the Total Expense Ratios of GGE, GEQ and GPM were 2.24%, 1.94% and 2.11%, respectively. The Funds estimate that the completion of the Mergers of each Target Fund into GPM would result in Total

15

Expense Ratio for the Combined Fund of 1.91% on a pro forma basis, representing a reduction in Total Expense Ratio of 0.33% for GGE, 0.03% for GEQ and 0.20% for GPM.
     There can be no assurance that future expenses will not increase or that any expense savings (if any) will be realized. Moreover, the level of expense savings (if any) will vary depending upon the combination of the proposed Mergers. Because each of the Mergers may occur whether or not the other Merger is approved, several combinations are possible. The scenarios presented illustrate the pro forma effects on operating expenses for all possible combinations.
				Pro Forma	Pro Forma	Pro Forma
				Combined	Combined	Combined
				Fund	Fund	Fund (Both
				(GGE &	(GEQ &	Target Funds
	GGE	GEQ	GPM	GPM)(1)	GPM)(1)	into GPM)(1)
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common shares(2)	None	None	None	None	None	None
Dividend Reinvestment and Cash Purchase Plan Fees	None	None	None	None	None	None
Annual Expenses (as a percentage of average net assets attributable to common shares)(3)
Investment Management Fees(4)	1.27%	1.31%	1.34%	1.19%	1.19%	1.19%
Interest Expense	0.43%	0.34%	0.44%	0.44%	0.44%	0.44%
Acquired Fund Fees and Expenses(5)	0.22%	0.00%	0.22%	0.13%	0.10%	0.08%
Other Expenses	0.40%	0.29%	0.26%	0.23%	0.21%	0.20%
Total Annual Fund Operating Expenses	2.32%	1.94%	2.26%	1.99%	1.94%	1.91%
Fee Waiver(6)	0.08%	—	0.15%	—	—	—
Net Total Annual Fund Operating Expenses(7)	2.24%	1.94%	2.11%	1.99%	1.94%	1.91%

(1)    Assumes the Mergers had taken place on July 1, 2015.
(2)  No sales load will be charged in connection with the issuance of the Acquiring Fund Shares as part of the Mergers. Common shares are not available for purchase from the Funds but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Common shares purchased in the secondary market may be subject to brokerage commissions or other charges.
(3)  Based on outstanding leverage as of June 30, 2016 of approximately 32.6% of Managed Assets for GGE, 23.5% of Managed Assets for GEQ, 32.7% of Managed Assets for GPM and the Combined Fund.
(4)  Each Fund pays an investment advisory fee to the Investment Adviser in an annual amount equal to a percentage of the Fund’s average daily Managed Assets, as follows GGE: 0.85%; GEQ: 1.00%; GPM: 0.90%; and Combined Fund: 0.80%. Common shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of leverage, which means that common shareholders effectively bear the entire advisory fee. Certain amounts of the advisory fee of GGE and GPM are waived pursuant to a contractual fee waiver described in footnote (6) below.
(5)    Each Fund currently utilizes leverage in the form of borrowings. Although each Fund is permitted to utilize borrowings to the maximum extent permitted under the 1940 Act, as of June 30, 2016, GGE utilized leverage of approximately 32.6% of Managed Assets and GPM and the pro forma Combined Fund, utilized leverage of approximately 32.7% of Managed Assets, whereas GEQ utilized leverage of approximately 23.5% of Managed Assets. A fund that utilizes greater leverage will incur more
16

interest expense and will pay a greater advisory fee, as a percentage of net assets attributable to common shares, because the advisory fee is calculated as a percentage of Managed Assets, but is borne by common shareholders. Total Expense Ratio (exclusive of interest expense) is 1.81% for GGE, 1.60% for GEQ, 1.67% for GPM, 1.55% for the Combined Fund (assuming a Merger of GGE into GPM only), 1.60% for the Combined Fund (assuming a Merger of GEQ into GPM only) and 1.47% for the Combined Fund (assuming a merger of both Target Funds into GPM).
(6) Pursuant to terms of fee waiver agreements, GFIA has agreed to waive certain fees of GGE and GPM. With respect to GGE, GFIA has agreed to waive 0.05% of its advisory fee for so long as the investment sub-adviser of the Fund is an affiliate of GFIA. With respect to GPM, GFIA has agreed to waive 0.10% of its advisory fee for so long as the investment sub-adviser of the Fund is an affiliate of GFIA.
(7)    Each of GGE and GPM currently seek to obtain exposure to equity markets by investing primarily in ETFs. GEQ seeks equity exposure by investing in a portfolio of common stocks. It is expected that the Combined Fund will seek equity exposure through a combination of investments in individual equity securities and ETFs. As a result, GGE and GPM and, to a lesser extent, the Combined Fund, incur Acquired Fund Fees and Expenses. Although not direct expenses of the Fund, Acquired Fund Fees and Expenses reflect fees and expenses incurred indirectly by a Fund as a result of investment in shares of one or more other investment companies or other pooled investment vehicles, which under applicable SEC rules must be reflected in the Fund’s Total Expense Ratio. As a result, the Total Expense Ratio shown above, which includes Acquired Fund Fees and Expenses, differs from the ratio of expenses to average net assets included in the Funds’ financial statements, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. Total Expense (exclusive of Acquired Fund Fees and Expenses) of each Fund is 2.02% for GGE, 1.94% for GEQ, 1.89% for GPM, 1.86% for the Combined Fund (assuming a Merger of GGE into GPM only), 1.84% for the Combined Fund (assuming a Merger of GEQ into GPM only) and 1.83% for the Combined Fund (assuming a merger of both Target Funds into GPM).
     The following example is intended to help you compare the costs of investing in the common shares of the Combined Fund pro forma if the Merger is completed with the costs of investing in GGE, GEQ and the Acquiring Fund without the Merger. An investor in common shares would pay the following expenses on a $1,000 investment, assuming (1) the Total Expense Ratio (Including Interest Expenses) for each Fund set forth in the total expenses table above and (2) a 5% annual return throughout the period:
	1 Year	3 Years	5 Years	10 Years
GGE	$ 23	$ 70	$ 120	$ 257
GEQ	$ 20	$ 61	$ 105	$ 226
GPM	$ 21	$ 66	$ 113	$ 244
Pro Forma Combined Fund (GGE into GPM)	$ 20	$ 62	$ 107	$ 232
Pro Forma Combined Fund (GEQ into GPM)	$ 20	$ 61	$ 105	$ 226
Pro Forma Combined Fund (Both Target Funds into GPM)	$ 19	$ 60	$ 103	$ 223

     The examples set forth above assume common shares of each Fund were owned as of the completion of the Mergers and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The examples should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

17

Comparison of Performance
     The performance table below illustrates the past performance of an investment in common shares of each Fund by setting forth the average total returns for the Funds for the periods indicated. A Fund’s past performance does not necessarily indicate how its common shares will perform in the future.
	Average Annual Total Returns on Net Asset Value as of June 30, 2016
Fund	One Year	Three Year	Five Year	Ten Year(2)	Since Inception(1)(2)
GGE	3.38%	8.07%	7.82%	(10.71)%	(6.53)%
GEQ	2.29%	6.59%	N/A	N/A	7.96%
GPM	3.51%	8.24%	7.84%	2.56%	2.51%

	Average Annual Total Returns on Market Value as of June 30, 2016
Fund	One Year	Three Year	Five Year	Ten Year(2)	Since Inception(1)(2)
GGE	3.57%	6.66%	7.96%	(9.71)%	(7.00)%
GEQ	(0.50)%	6.57%	N/A	N/A	5.14%
GPM	2.97%	6.23%	6.63%	3.75%	2.11%

(1)	Inception Date – GGE: January 27, 2004; GEQ: October 27, 2011; GPM: August 25, 2005.
(2)
Prior to May 16, 2011, GGE was managed by an unaffiliated investment sub-adviser that utilized a different investment strategy. Prior to June 22, 2010, GPM was managed by an unaffiliated investment sub-adviser that utilized a different investment strategy.

     Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on a Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Past performance information is not necessarily indicative of future results.
	Annualized Distribution Rate as of June 30, 2016
Fund	on Net Asset Value(1)	on Market Value(2)
GGE	11.18%	12.59%
GEQ	9.52%	10.61%
GPM	11.72%	12.80%

(1)	Latest distribution per share declared prior to June 30, 2016 annualized and divided by the share price on June 30, 2016.
(2)	Latest distribution per share declared prior to June 30, 2016 annualized and divided by the net asset value per share on June 30, 2016.
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     The Fund’s distribution rate is not constant and the amount of distributions, when declared by each Fund’s Board, is subject to change based on the performance of the Fund.
Expenses of the Merger
     Regardless of whether the Mergers are completed, the costs associated with these proposed Mergers, including the costs associated with the shareholder meeting, will be borne by the Funds. Each Fund will bear expenses incurred in connection with the Merger(s) and GPM will bear the expenses incurred in connection with its Redomestication. The expenses incurred in connection with the Mergers and Redomestication include, but are not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Merger Agreements, Redomestication Plan and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees, and legal and audit fees in connection with the Mergers and Redomestication, including legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Mergers and Redomestication.
     Because of the expected benefits of the Mergers for each Fund described herein, including, over time, expected expense savings for each Fund following the Mergers, the Adviser recommended and the Boards have approved that each Fund be responsible for its own Merger expenses. Costs specific to one or each of the Funds are expensed to such Fund as incurred. With respect to any expenses incurred in connection with the Mergers that are not attributable to a specific Fund, such expenses will be allocated in proportion to the projected expense savings to be realized by each Fund as a result of the Mergers. Of the estimated total costs of the Mergers, approximately $338,592 are expected to be borne by GGE, $325,577 are expected to be borne by GEQ and $223,831 are expected to be borne by GPM. In addition, GPM will also bear the costs related to the Redomestication, which are estimated to be $40,000.
     Because each Fund has already incurred expenses solely and directly attributable to the Redomestication and Merger(s), as applicable, and because the Funds (and not the Investment Adviser) are responsible for paying those expenses, if each Fund’s respective shareholders do not approve their Fund’s respective Redomestication and Merger(s), as applicable, such Fund will continue to be responsible for the expenses arising from its proposed Redomestication and Merger(s), as applicable, even though its proposed action will not occur and those expenses may be material.
     Neither the Funds nor the Adviser will pay any expenses of shareholders arising out of or in connection with the Merger (e.g., expenses incurred by the shareholder as a result of attending the shareholder meeting, voting on the Mergers or other action taken by the shareholder in connection with the Mergers). The actual costs associated with the proposed Mergers may be more or less than the estimated costs discussed herein.

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Summary of U.S. Federal Income Tax Consequences
     Each Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If a Merger so qualifies, in general, shareholders of a Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund common shares for Acquiring Fund Shares pursuant to the Merger (except with respect to cash received in lieu of fractional shares). Additionally, the Target Funds will recognize no gain or loss for U.S. federal income tax purposes by reason of the Mergers. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to each Merger.
     On or prior to the closing date of the Mergers (the “Closing Date”), each of the Target Funds will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to each respective Target Fund’s shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, all of its net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income, if any, through the Closing Date. Such a distribution will be taxable to each Target Fund’s shareholders for U.S. federal income tax purposes.
     The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Mergers, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws. For a more detailed description of U.S. federal income tax considerations of the Mergers, see “U.S. Federal Income Tax Consequences of the Mergers.”
Further Information Regarding the Mergers
     Each Target Fund Board has determined that its Merger is in the best interests of its Target Fund and the shareholders of such Target Fund and that the interests of such shareholders will not be diluted as a result of such Target Fund’s Merger. Similarly, the Board of GPM has determined that each Merger is in the best interests of GPM and its shareholders and that the interests of such shareholders will not be diluted as a result of each Merger. As a result of the Mergers, however, shareholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds.
     The Board of each Fund recommends that shareholders of such Fund approve their proposed Merger(s) at the Special Meeting to be held on December 7, 2016.
     Shareholder approval of the GGE Merger requires the affirmative vote by a 1940 Act Majority of GGE’s shareholders. Shareholder approval of the GEQ Merger requires the affirmative vote by a 1940 Act Majority of GEQ’s shareholders. Each Merger is conditioned on the approval of the Redomestication and approval of such Merger by GPM’s shareholders, which requires the affirmative vote by a 1940 Act Majority of GPM’s shareholders.
     An unfavorable vote by shareholders of a Target Fund, or the unfavorable vote by shareholders of the Acquiring Fund on the Merger of one Target Fund, will not affect the implementation of the Merger by the other Target Fund, if the other Merger is approved by the shareholders of the Acquiring Fund and the other Target

20

Fund. If the Merger of a Target Fund is not approved that Target Fund will continue to operate as a separate fund. In such event, the Investment Adviser may, in connection with ongoing management of that Target Fund and its product line, recommend alternative proposals to the Board and the Board may also consider other strategic alternatives for that Target Fund, which may include implementing for that Target Fund the investment strategy intended to be utilized by the Combined Fund.
     A “1940 Act Majority” means the affirmative vote of either (i) 66 2/3% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less. For additional information regarding voting requirements, see “Voting Information.”
     Subject to the requisite approval of the shareholders of each Target Fund with regard to each Merger, it is expected that the Closing Date will be sometime during the fourth quarter of 2016, but it may be at a different time as described herein.
     Investing in the Combined Fund following a Merger involves risks. For additional information, see “Risk Factors.”
     The GGE Board recommends that shareholders of GGE vote “FOR” GGE’s proposed Merger.
     The GEQ Board recommends that shareholders of GEQ vote “FOR” GEQ’s proposed Merger.
     The GPM Board recommends that shareholders of GPM vote “FOR” GPM’s proposed Merger with GGE.
     The GPM Board recommends that shareholders of GPM vote “FOR” GPM’s proposed Merger with GEQ.
INVESTMENT OBJECTIVES AND POLICIES
     The Funds have substantially similar (but not identical) investment objectives, investment strategies and restrictions. The investment objectives, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of GPM.
     The Acquiring Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Acquiring Fund will pursue its investment objectives by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy, which follows GPIM’s proprietary dynamic rules-based methodology, to seek to utilize efficiencies from the tax characteristics of the Fund’s portfolio.
     Because GPM’s current investment policies permit GPM to obtain equity exposure through both investment in individual equity securities and investments in ETFs, no changes to GPM’s investment policies are being made in connection with the Mergers.

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Summary of Significant Differences in the Funds’ Investment Objectives and Policies
     Investment Objectives. GGE and the Acquiring Fund have a primary investment objective to provide a high level of current income, however the Acquiring Fund’s primary object also includes gains. GEQ’s objective is to provide a high level of risk-adjusted return with an emphasis on current income. Further GGE and the Acquiring Fund have a secondary goal of capital appreciation and long-term capital appreciation, respectively.
     Equity Securities. Each Fund utilizes an enhanced equity strategy, pursuant to which the Fund maintains an investment portfolio that provides equity exposure, combined with an option writing strategy. The primary difference between the Funds is the manner in which they obtain equity exposure. GGE and the Acquiring Fund have substantially the same policies regarding equity securities. Each may seek to obtain exposure to equity markets through investments in ETFs or other investment funds that track equity market indices, through investments in individual equity securities, and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets. Currently, GGE and the Acquiring Fund seek to obtain exposure to equity markets by investing primarily in ETFs, selected for broadly based market exposure and broad sector exposures. Each ordinarily has substantial exposure to equity securities, including common stock, preferred stock, convertible securities, warrants and rights, of large- and, to a lesser extent, medium-sized companies in various industries and sectors traded on U.S. exchanges. GEQ, however, seeks equity exposure by investing substantially all of its managed assets in a portfolio of common stocks included in the Index in equal weight. GEQ’s equity portfolio is rebalanced quarterly so that each stock in the Fund’s portfolio will have the same target weighting as every other stock in the portfolio.
     Foreign Securities. GGE may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers, which will consist primarily of sponsored American Depository Receipts (“ADRs”). The Acquiring Fund may invest without limitation in ADRs and other securities of foreign issuers traded on U.S. securities markets. GEQ does not have a stated policy regarding foreign securities, but invest substantially all of its managed assets in securities included in the Index.
     Illiquid Securities. GGE may invest in securities which there is no readily available trading market or that are otherwise illiquid. Similarly, the Acquiring Fund may invest up to 20% of its total assets in securities which are illiquid at the time of investment. GEQ does not have a stated policy on illiquid securities, but invest substantially all of its managed assets in securities included in the Index.
     Non-Diversified vs. Diversified. GGE is registered as a “non-diversified” investment company under the 1940 Act, while GEQ and the Acquiring Fund are each registered as “diversified” investment companies under the 1940 Act. This means that GGE may invest a greater percentage of its assets in the obligations of a single issuer than GEQ or the Acquiring Fund.
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     A more detailed comparison of the Funds’ investment objectives, significant investment strategies and operating policies, and investment restrictions is set forth in the table below.
GGE	GEQ	GPM
Investment Objective	Investment Objective	Investment Objective
The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation.	The Fund’s investment objective is to provide a high level of risk-adjusted total return with an emphasis on current income.	The Fund’s primary investment objective is to provide a high level of current income and gains, with a secondary objective of long-term capital appreciation.

Equity Securities	Equity Securities	Equity Securities
Substantially the same as GPM.
The Fund will invest, under normal circumstances, substantially all of its
Managed Assets in a portfolio of common stocks included in the Index in equal weight. The Fund’s equity portfolio will be rebalanced quarterly so that each stock in the Fund’s portfolio will have the same target weighting as every other stock in the portfolio.

Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. The Fund may seek to obtain exposure to equity markets through investments in ETFs or other investment funds that track equity market indices, through investments in individual equity securities and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets. To the extent GPIM’s strategy seeks to achieve broad equity exposure through a portfolio of common stocks, the Fund would hold a diversified portfolio of stocks. To the extent the Fund’s equity exposure strategy is implemented through investment in broad-based equity ETFs or other investment funds or derivative instruments that replicate the economic characteristics of exposure to equity securities markets, the Fund’s portfolio will seek indirectly to provide diversified equity market exposure through holdings in fewer investments. In current market conditions, the Fund seeks to obtain exposure to equity markets by investing primarily in ETFs.

23

GGE	GEQ	GPM
Options Strategy	Options Strategy	Options Strategy
Substantially the same as GPM.
The Fund will utilize a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility. The Fund expects to implement the options strategy by selling (i.e., writing) options on securities indices, ETFs that track securities indices, baskets
of securities and other instruments, which will include securities that are not held by the Fund.

The Fund seeks to achieve its objectives by obtaining broadly diversified exposure to the equity markets utilizing an enhanced equity option strategy developed by GPIM. The Fund has the ability to write call options on the ETFs or on indices that the ETFs may track, which will typically be at- or out-of-the money. GPIM’s strategy typically targets one-month options, although options of any strike price or maturity may be used. The Fund may, but does not have to, cover 100% of the equity holdings in its portfolio. The typical hedge ratio for the fund is 67%, which is designed to produce a portfolio that, inclusive of leverage, has a beta of one to broad market indices. The hedge ratio, however, may be adjusted depending on the investment team’s view of the market and GPIM’s macroeconomic views. The Fund may engage in selling call options on indices, which could include securities that are not specifically held by the Fund.

Other Derivatives	Other Derivatives	Other Derivatives
The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. These futures contracts and related options may be on debt securities, financial indices, securities indices and U.S. government securities.

The Fund may enter into futures contracts or options on futures contracts. It is anticipated that these investments, if any, will be made by the Fund primarily for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund.

The Fund may use a variety of derivative instruments (including both long and short positions), including options and futures contracts, options on futures contracts, forward contracts and swap, cap, floor or collar agreements. The Fund may also purchase and sell forward contracts on foreign currencies. The Fund may enter into derivatives transactions for hedging or risk management purposes or as part of its investment strategies, including to gain exposure to equity and other securities in which the Fund may invest and/or for speculative purposes.

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GGE	GEQ	GPM
Illiquid Securities	Illiquid Securities	Illiquid Securities
The Fund may invest in securities for which there is no readily available trading market or that are otherwise illiquid.

Foreign Securities
The Fund may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers. The Fund expects that its investments in foreign securities will consist primarily of sponsored ADRs.

When-Issued, Delayed
Delivery and Forward
Commitment Transactions
Same as GPM.

No stated policy, but invests substantially all in the Index.

Foreign Securities
No stated policy, but invests substantially all in the Index.

When-Issued, Delayed
Delivery and Forward
Commitment Transactions
Same as GPM.

The Fund may invest up to 20% of its total assets in securities which are illiquid at the time of investment.

Foreign Securities
The Fund will ordinarily focus its investments in securities of U.S. issuers but may invest in or seek exposure to foreign issuers, including through investments in ADRs.

When-Issued, Delayed
Delivery and Forward
Commitment Transactions
The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

25

GGE	GEQ	GPM
Short Sales	Short Sales	Short Sales
Same as GPM.	Same as GPM.
The Fund may make short sales of securities. The market value of the securities sold short of any one issuer will not exceed either 10% of the Fund’s total assets or 5% of such issuer’s voting securities. The Fund also will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets. The Fund may also make short sales “against the box” without respect to such limitations.

Securities Lending	Securities Lending	Securities Lending
Same as GPM.	Same as GPM.
The Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with the regulatory requirements & (ii) no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund’s total assets.

Other Investment	Other Investment	Other Investment
Companies	Companies	Companies
Same as GPM.	The Fund may obtain investment exposure to securities in which it may invest directly by investing in other investment funds, including exchange-traded funds.
Fund may invest without limitation in securities of other open- or closed-end investment companies, including exchange-traded funds. The Fund currently seeks to obtain exposure to equity markets by investing primarily in exchange-traded funds.

Swaps	Swaps	Swaps
Same as GPM.	Same as GPM.	The Fund may enter into a variety of swap agreements with respect to currencies, individual securities, indexes of securities, interest rates and other assets or measures of risk or return.

26

GGE	GEQ	GPM
Repurchase Agreements	Repurchase Agreements	Repurchase Agreements
Same as GPM.	Same as GPM.	The Fund may enter into repurchase agreements.

Reverse Repurchase	Reverse Repurchase	Reverse Repurchase
Agreements & Dollar Rolls	Agreements & Dollar Rolls	Agreements & Dollar Rolls
No stated policy.	No stated policy.	The Fund may enter into reverse repurchase agreements and dollar rolls.

Investment Restrictions
     The Funds have the similar (but not identical) investment restrictions. A comparison of the Funds’ investment restrictions is set forth in the table below. These limitations are fundamental and may not be changed without the affirmative vote by a 1940 Act Majority of the Fund’s shareholders. The investment restrictions of the Combined Fund will be those of GPM.

GGE	GEQ	GPM
Diversification	Diversification	Diversification
GGE is a non-diversified closed-end fund and, therefore, has no stated policy regarding diversification.	Same as GPM.
With respect to 75% of the Fund’s total assets, the Fund may not purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

27

GGE	GEQ	GPM
Real Estate	Real Estate	Real Estate

Same as GEQ.
The Fund may not purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

The Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

Commodities	Commodities	Commodities
Same as GEQ.
The Fund may not purchase or sell physical commodities unless acquired as a result of  ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

The Fund may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

Senior Securities and	Senior Securities and	Senior Securities and
Borrowings	Borrowings	Borrowings
Same as GPM.	Same as GPM.	The Fund may not issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.

28

GGE	GEQ	GPM
Underwriting	Underwriting	Underwriting
Same as GPM.	Same as GPM.
The Fund may not act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

Lending	Lending	Lending
Same as GEQ.
The Fund may not make loans of money or property to any person, except
(a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan  of portfolio securities in an amount up to 33 1/3% of the Fund’s total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.
The Fund may not make loans, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Industry Concentration	Industry Concentration	Industry Concentration
The Fund may not invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions, (b) when the Fund has taken a temporary defensive position, or (c) as otherwise permitted by applicable law.

The Fund may not invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry or group of related industries, except that this policy shall not apply to securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities, provided that because the Fund invests, under normal circumstances, substantially all of its Managed
Assets in a portfolio of common stocks included in the Index in equal weight, to the extent that stocks included in the Index in the same industry in equal weight comprise 25% or more of the Fund’s total assets, the Fund will invest more than 25% of its assets in the securities of issuers in that industry.
The Fund may not make loans, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

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     Any policies of GPM not described as fundamental in this Joint Proxy Statement/Prospectus may be changed by its Board without shareholder approval.
USE OF LEVERAGE
     Each Fund may utilize leverage up to the limits imposed by the 1940 Act. Under the 1940 Act, each Fund may utilize Financial Leverage in the form of indebtedness in an aggregate amount up to 33 1/3% of the Fund’s Managed Assets (including the proceeds of such leverage) immediately after incurring such indebtedness. Under the 1940 Act, each Fund may utilize leverage in the form of preferred shares in an aggregate amount of up to 50% of the Fund’s total assets (including the proceeds of such leverage) immediately after such issuance.
     Each Fund currently employs leverage through a committed facility provided by BNP Paribas. Although leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. Leverage may cause greater changes in the Fund’s net asset value and returns than if leverage had not been used.
As of June 30, 2016, each Fund had outstanding leverage as follows:
		Total		Asset Coverage
		Principal	Leverage Ratio	Per $1,000 of
		Amount	(as a Percentage	Principal
Fund	Title of Security	Outstanding	of ManagedAssets)	Amount
GGE	Borrowings	$42,000,000	32.6%	$3,063
GEQ	Borrowings	$49,500,000	23.5%	$4,257
GPM	Borrowings	$76,000,000	32.7%	$3,056

     The Combined Fund’s outstanding leverage, as a percentage of Managed Assets, is expected to be substantially similar to GPM’s current leverage ratio.
     Each Fund’s borrowings under the committed facility are collateralized by portfolio assets, which are maintained by the Fund in a separate account with the Fund’s custodian for the benefit of the lender, which collateral exceeds the amount borrowed. Securities deposited in the collateral account may be rehypothecated by the lender subject to the terms and conditions of the facility agreements. In the event of a default by the Fund under the committed facility, the lender has the right to sell such collateral assets to satisfy the Fund’s obligation to the lender. The committed facility agreement includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than BNP Paribas, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as
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defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.
     Each Fund’s committed facility agreement currently allows for the following maximum commitment amounts:

Fund	Commitment Amounts
GGE	$50,000,000
GEQ	$60,000,000
GPM	$90,000,000

     In connection with the Mergers, the Combined Fund expects to amend its committed facility agreement to increase the maximum commitment amount to maintain outstanding leverage, as a percentage of its Managed Assets, substantially similar to GPM’s current leverage ratio. If the Mergers of each Target Fund into GPM are consummated, the Combined Fund expects to increase the maximum commitment amount under the Credit Facility to approximately $200,000,000. However, there can be no assurance the Combined Fund will be able to increase the maximum commitment amount under the Credit Facility or do so on terms favorable to the Combined Fund. If the Combined Fund does not increase the maximum commitment amount under the Credit Facility, then the Combined Fund may be required to either utilize other forms of leverage, which may include reverse repurchase agreements, in order to maintain a leverage ratio that is substantially similar to GPM’s current leverage ratio or reduce the Combined Fund’s leverage ratio. In either case, the Combined Fund may not be able to maintain the current distribution rates of GPM, which may negatively affect the market price and NAV of the Combined Fund. In addition, if the Combined Fund is required to reduce its economic leverage, then it may be required to sell a portion of its assets, which may negatively affect the Combined Fund’s portfolio holdings, portfolio allocation, portfolio diversification and investment strategy.
     For the 12-month period ended June 30, 2016, the daily weighted average interest rates under the Fund’s committed facilities were as follows:

Fund	Daily Weighted Average Interest Rates
GGE	1.08%
GEQ	1.08%
GPM	1.08%

     In addition, each Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. To the extent the terms of such transactions obligate the Fund to make payments, the Fund intends to earmark or segregate cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. To the extent the terms of such transactions obligate the Fund to deliver particular securities to extinguish the Fund’s obligations under such

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transactions the Fund may “cover” its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated cash or liquid securities). Such segregation or cover is intended to provide the Fund with available assets to satisfy its obligations under such transactions. As a result of such segregation or cover, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or included in calculating the aggregate amount of the Fund’s Financial Leverage. To the extent that the Fund’s obligations under such transactions are not so segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement.
RISK FACTORS
Risks Related to the Mergers
     Expenses. While the Funds currently estimate that the Mergers will result in reduced aggregate expenses of the Combined Fund, the realization of these reduced expenses will not affect holders of the Funds proportionately, and may take longer than expected to be realized or may not be realized at all. The Combined Fund may incur higher Total Expenses for a period after the completion of the Mergers due to expenses associated with the Mergers prior to experiencing such savings or may never experience such savings if its fixed costs were to increase or the value of its assets were to decrease.
     There can be no assurance that future expenses will not increase or that any expense savings will be realized. Moreover, the level of expense savings (if any) will vary depending upon the combination of the proposed Mergers.
     The most likely combination is the Mergers of all of the Funds, which is also expected to result in the lowest Total Expense Ratio. The Merger of just GGE into the Acquiring Fund is expected to result in the highest Total Expense Ratio of any of the possible combinations of the Mergers. The Merger of just GEQ into the Acquiring Fund is expected to result in a Total Expense Ratio that is lower than the Total Expense Ratio that is expected to result from the Merger of just GGE into the Acquiring Fund and higher than the Total Expense Ratio that is expected to result from the Merger of all the Funds.
     Each Fund will bear expenses incurred in connection with the Mergers. Because each Fund has already incurred expenses solely and directly attributable to the Mergers and because the Funds are responsible for paying those expenses, if a Fund’s respective shareholders do not approve their Fund’s respective Merger, such Fund will continue to be responsible for the expenses arising from its proposed Merger even though its proposed Merger will not occur and those expenses may be material.

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     Neither the Funds nor the Investment Adviser will pay any expenses of shareholders arising out of or in connection with the Mergers (e.g., expenses incurred by the shareholder as a result of attending the shareholder meeting, voting on the Mergers or other action taken by the shareholder in connection with the Mergers). See “Reasons for the Mergers.”
     Premium/Discount to NAV. As with any capital stock, the price of each Fund’s common shares will fluctuate based on market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Each Fund’s common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their NAV. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the Mergers.
     The common shares of each Fund have historically traded generally at a discount. As of October 6, 2016, each Fund traded at a discount to its respective NAV. To the extent that a Target Fund is trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of its Merger, such Target Fund’s shareholders would have the potential for an economic benefit. To the extent that a Target Fund is trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of its Merger, such Target Fund’s shareholders may be negatively impacted if the Mergers are consummated. The Acquiring Fund’s shareholders would only benefit from a discount perspective to the extent the post-Merger discount (or premium) improves.
     There can be no assurance that, after the Mergers, common shares of the Combined Fund will trade at, above or below NAV. Upon consummation of the Mergers, the Acquiring Fund Shares may trade at a price that is less than the Acquiring Fund’s current trading market price. In the Mergers, shareholders of each Target Fund will receive common shares of the Acquiring Fund based on the relative NAVs (not the market values) of each respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of your Fund prior to the Mergers.
     Tax Considerations. See “U.S. Federal Income Tax Consequences of the Mergers” for a summary of certain U.S. federal income tax consequences of the Mergers.
General Risks of Investing in the Funds
     Not A Complete Investment Program. An investment in each Fund’s common shares should not be considered a complete investment program. The Funds are intended for long-term investors. An investment in a Fund is not meant to provide a vehicle for those who wish to play short-term swings in the market. Shareholders should take into account each Fund’s investment objectives as well as the shareholder’s other investments when considering an investment in a Fund. Before making an investment decision, a prospective investor

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should consider (i) the suitability of this investment with respect to his or her investment objectives and personal situation and (ii) factors such as his or her personal net worth, income, age, risk tolerance and liquidity needs.
     Non-Diversification Risk (GGE Only). GGE is a non-diversified investment company under the 1940 Act. A fund classified as non-diversified under the 1940 Act can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. An investment in a non-diversified fund may present greater risk to an investor than an investment in a diversified fund because changes in the financial condition or market assessment of a single issuer or small number of issuers may cause greater fluctuations in the value of the common shares or have a greater impact on the fund’s returns.
     Concentration Risk (GEQ Only). To the extent that stocks included in the Index in the same industry in equal weight comprise 25% or more of GEQ’s total assets, GEQ will invest more than 25% of its assets in the securities of issuers in that industry, in which case GEQ may be more susceptible to risks associated with such industry. In addition, GEQ is subject to the risk that large-capitalization stocks may under-perform mid-capitalization or small-capitalization stocks or the equity market as a whole.
     Investment And Market Risk. An investment in each Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. An investment in each Fund’s common shares represents an indirect investment in the securities owned by such Fund. The value of the securities owned by each Fund may fluctuate, sometimes rapidly and unpredictably, which will affect the NAV and may affect the market price of the common shares. The value of securities owned by each Fund may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived economic conditions, changes in interest or currency rates or changes in investor sentiment or market outlook generally. At any point in time, your common shares may be worth less than your original investment, including the reinvestment of the Fund’s dividends and distributions.
     Management Risk. Each Fund is subject to management risk because it has an actively managed portfolio. GPIM will apply investment techniques and risk analysis in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results. The Funds will invest in securities that GPIM believes are undervalued or mispriced as a result of recent economic events, such as market dislocations, the inability of other investors to evaluate risk and forced selling. If GPIM’s perception of the value of a security is incorrect, your investment in a Fund may lose value.
     Equity Securities Risk. Common equity securities prices fluctuate for a number of reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market and broader domestic and international political and economic events. They may also decline due to factors which affect a particular industry or industries, such as labor

34

shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by a Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The prices of common equity securities are also sensitive to general movements in the stock market, so a drop in the stock market may depress the prices of common stocks and other equity securities to which the Funds have exposure. While broad market measures of common stocks have historically generated higher average returns than debt securities, common stocks have also experienced significantly more volatility in those returns. Common equity securities in which a Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers. Dividends on common equity securities which a Fund may hold are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the common equity securities in which the Funds invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.
     Other Investment Companies Risk. Each Fund may invest in securities of other open-or closed-end investment companies, including ETFs. In current market conditions, GPIM expects to seek to obtain exposure to equity markets by investing primarily in exchange-traded funds. Investments in other investment companies present certain special considerations and risks not present in making direct investments in securities in which the Funds may invest.
     Investments in other investment companies involve operating expenses and fees that are in addition to the expenses and fees borne by the Funds. Such expenses and fees attributable to the Funds’ investments in other investment companies are borne indirectly by common shareholders. The Fund and its shareholders will incur its pro rata share of the expenses of the underlying investment companies or vehicles in which the Fund invests, such as investment advisory and other management expenses operating expense. Accordingly, investment in such entities involves expense and fee layering.
     In addition, the Fund will be subject to those risks affecting the investment companies in which it invests, including the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally. Investments in other investment companies may expose the Funds to an additional layer of financial leverage. To the extent management fees of other investment companies are based on total gross assets, it may create an incentive for such entities’ managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk. Investments in other investment companies also expose the Funds to additional management risk;

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the success of the Fund’s investments in other investment companies will depend in large part on the investment skills and implementation abilities of the advisers or managers of such entities. Decisions made by the advisers or managers of such entities may cause the Fund to incur losses or to miss profit opportunities. The underlying investment companies may engage in investment strategies or invest in specific investments in which the Fund would not engage or invest directly.
     An underlying investment company may buy the same securities that another underlying investment company sells. If this happens, an investor in a Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the underlying investment companies may hold common portfolio positions.
     Shares of investment companies that trade on an exchange may trade at a discount or premium from their net asset value, an active trading market may not develop for such shares or the listing exchange may halt the trading of such shares. With respect to exchange-traded funds or other investment companies that seek to track a specified index, such investments will be subject to tracking error risk.
     A Fund may, from time to time, invest a portion of its assets in investment companies advised by the Adviser, or an affiliate of the Adviser. The Adviser may waive an amount of the Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an investment company for which the Adviser or any of its affiliates also serves as investment manager.
     Options Risk. There are various risks associated with each Fund’s covered call option strategy. The purchaser of an index option written by a Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of an index call option, the Fund forgoes the opportunity to profit from increases in the index over the strike price of the option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. Similarly, as the writer of a call option on an individual security held in a Fund’s portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline.
     The value of options written by a Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

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     There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In the case of index options, GPIM will attempt to maintain for each Fund’s written call options positions on equity indexes whose price movements, taken in the aggregate, are closely correlated with the price movements of common stocks and other securities held in each Fund’s equity portfolio. However, this strategy involves significant risk that the changes in value of the indexes underlying each Fund’s written call options positions will not correlate closely with changes in the market value of securities held by such Fund. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in losses to the Funds, which may more than offset any gains received by each Fund from options premiums. In these and other circumstances, a Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option, when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement said Fund’s distributions. Such sales would involve transaction costs borne by such Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact a Fund’s after-tax returns.
     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or The Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. In the event that a Fund were unable to close out a call option that it had written on a portfolio security, it would not be able to sell the underlying security unless the option expired without exercise. To the extent that a Fund owns unlisted (or “over-the-counter”) options, such Fund’s ability to terminate these options may be more limited than with exchange-traded options and may involve enhanced risk that counterparties participating in such transactions will not fulfill their obligations.

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     The hours of trading for options may not conform to the hours during which the securities held by the Funds are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting underlying securities, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of an option might reduce a Fund’s capital appreciation potential on underlying securities held by that Fund.
     Each Fund’s use of purchased put options on equity indexes as a hedging strategy would involve certain risks similar to those of written call options, including that the strategy may not work as intended due to a lack of correlation between changes in value of the index underlying the put option and changes in the market value of such Fund’s portfolio securities. Further, a put option acquired by a Fund and not sold prior to expiration will expire worthless if the cash value of the index or market value of the underlying security at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option.
     Each Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of GPIM. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.
     Derivatives Risk. Each Fund may engage in various derivatives transactions for hedging and risk management purposes, to facilitate portfolio management and to earn income or enhance total return. The use of derivatives transactions to earn income or enhance total return may be particularly speculative. Derivatives transactions involve risks. There may be imperfect correlation between the value of such instruments and the underlying assets. Derivatives transactions may be subject to risks associated with the possible default of the other party to the transaction. Derivative instruments may be illiquid. Certain derivatives transactions may have economic characteristics similar to leverage, in that relatively small market movements may result in large changes in the value of an investment. Certain derivatives transactions that involve leverage can result in losses that greatly exceed the amount originally invested. Furthermore, a Fund’s ability to successfully use derivatives transactions depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives

38

transactions may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation a Fund can realize on an investment or may cause a Fund to hold a security that it might otherwise sell. Derivatives transactions involve risks of mispricing or improper valuation. The documentation governing a derivative instrument or transaction may be unfavorable or ambiguous. Derivatives transactions may involve commissions and other costs, which may increase a Fund’s expenses and reduce its return. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivative instruments, limit or restrict the ability of a Fund to use certain derivative instruments or transact with certain counterparties as a part of its investment strategy, increase the costs of using derivative instruments or make derivative instruments less effective.
     In connection with certain derivatives transactions, a Fund may be required to segregate liquid assets or otherwise cover such transactions and/or to deposit amounts as premiums or to be held in margin accounts. Such amounts may not otherwise be available to that Fund for investment purposes. A Fund may earn a lower return on its portfolio than it might otherwise earn if it did not have to segregate assets in respect of, or otherwise cover, its derivatives transactions positions. To the extent a Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.
     Swap Risk. Each Fund may enter into swap transactions, including credit default swaps, total return swaps, index swaps, currency swaps, commodity swaps and interest rate swaps, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. If GPIM is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of a Fund may be less favorable than it would have been if these investment techniques were not used. Such transactions are subject to market risk, risk of default by the other party to the transaction and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that a Fund is contractually entitled to receive.
     Total return swaps may effectively add leverage to the Funds’ portfolio because the Funds would be subject to investment exposure on the full notional amount of the swap. Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder.
     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has

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become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. Swaps are subject to new federal legislation implemented through rulemaking by the SEC and the Commodity Futures Trading Commission. Further regulatory developments in the swap market may adversely impact the swap market generally or the Funds’ ability to use swaps.
     Futures Risk. Futures and options on futures entail certain risks: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged and losses from investing in futures transactions that are potentially unlimited. The Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price, and the Fund would either have to make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon that the Fund has written and that the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.
     Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Adviser to predict correctly movements in the direction of interest rates. If the Adviser’s expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.
     Synthetic Investment Risk. Each Fund may be exposed to certain additional risks should the Adviser uses derivatives transactions as a means to synthetically implement a Fund’s investment strategies. Customized derivative instruments will

40

likely be highly illiquid, and it is possible that a Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a materially adverse manner. Synthetic investments may be imperfectly correlated to the investment the Adviser is seeking to replicate. There can be no assurance that the Adviser’s judgments regarding the correlation of any particular synthetic investment will be correct. The Fund may be exposed to certain additional risks associated with derivatives transactions should the Adviser use derivatives as a means to synthetically implement the Fund’s investment strategies. The Fund would be subject to counterparty risk in connection with such transactions. If the Fund enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Fund may not have the ability to increase or decrease its exposure. In addition, such customized derivative instruments will likely be highly illiquid, and it is possible that a Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a material adverse manner. Furthermore, derivative instruments typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events, such as a decline in the value of the reference securities and material violations of the terms of the contract or the portfolio guidelines as well as other events determined by the counterparty. If a termination were to occur, the Fund’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.
     Counterparty Risk. Each Fund will be subject to risk with respect to the counterparties to the derivative contracts entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Concerns about, or a default by, one large market participant could lead to significant liquidity problems for other participants. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that a Fund may not receive adequate collateral. GPIM generally requires counterparties to have a minimum credit rating of A from Moody’s Investors Service, Inc. (or a comparable rating from another nationally recognized statistical rating organization) and monitors such rating on an ongoing basis.
     The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivatives transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of

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financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to a Fund.
     Financial Leverage Risk. Each Fund may leverage through borrowings, the use of repurchase agreements, the issuance of debt securities, the issuance of shares of preferred stock or a combination thereof. Each Fund may borrow money, use repurchase agreements and issue debt securities in amounts up to 33 1/3%, and may issue shares of preferred stock in amounts up to 50%, of the value of its total assets to finance additional investments. Use of financial leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be utilized or will be successful. Financial leverage is a speculative technique that exposes each Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of a Fund’s portfolio will be magnified when the Fund uses financial leverage. As a result, financial leverage may cause greater changes in a Fund’s NAV and returns than if financial leverage had not been used. Each Fund will also have to pay interest on its indebtedness, if any, which may reduce the Fund’s return. This interest expense may be greater than a Fund’s return on the underlying investment, which would negatively affect the performance of the Fund.
     During the time in which a Fund is utilizing financial leverage, the amount of the fees paid to the Adviser for investment advisory services will be higher than if the Fund did not utilize financial leverage because the fees paid will be calculated based on each Fund’s Managed Assets, including proceeds of financial leverage. This may create a conflict of interest between the Adviser and common shareholders. Common shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of financial leverage, which means that common shareholders effectively bear the entire advisory fee. In order to manage this conflict of interest, any use of financial leverage must be approved by the Board and the Board will receive regular reports from the Adviser regarding each Fund’s use of financial leverage and the effect of financial leverage on the management of each Fund’s portfolio and the performance of the Funds.
     In addition, each Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. To the extent the terms of any such transaction obligate a Fund to make payments, the Fund intends to earmark or segregate cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. To the extent the terms of any such transaction obligate a Fund to deliver particular securities to extinguish that Fund’s obligations under such transactions, the Fund may “cover” its obligations under such transaction by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required,

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having earmarked or segregated cash or liquid securities). Securities so segregated or designated as “cover” will be unavailable for sale by the Adviser (unless replaced by other securities qualifying for segregation or cover requirements), which may adversely affect the ability of a Fund to pursue its investment objectives.
     The Funds may have Financial Leverage outstanding during a short term period during which such Financial Leverage may not be beneficial to the Funds if the Funds believe that the long-term benefits to common shareholders of such Financial Leverage would outweigh the costs and portfolio disruptions associated with redeeming and reissuing such Financial Leverage. However, there can be no assurance that the Funds’ judgment in weighing such costs and benefits will be correct.
     Recent economic and market events have contributed to severe market volatility and caused severe liquidity strains in the credit markets. If dislocations in the credit markets continue, each Fund’s financial leverage costs may increase and there is a risk that a Fund may not be able to renew or replace existing financial leverage on favorable terms or at all. If the cost of financial leverage is no longer favorable, or if a Fund is otherwise required to reduce its financial leverage, that Fund may not be able to maintain distributions on common shares at historical levels and common shareholders will bear any costs associated with selling portfolio securities.
     Market Discount Risk. Each Fund’s common shares have traded both at a premium and at a discount in relation to NAV. The Funds cannot predict whether the common shares will trade in the future at a premium or discount to NAV. If the common shares are trading at a premium to NAV at the time you purchase common shares, the NAV per share of the common shares purchased will be less than the purchase price paid. Shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases have traded above NAV. The risk of the common shares trading at a discount is a risk separate from the risk of a decline in a Fund’s NAV as a result of the Fund’s investment activities. A Fund’s NAV will be reduced immediately following an offering of the common shares due to the costs of such offering, which will be borne entirely by the Fund. The sale of common shares by a Fund (or the perception that such sales may occur) may have an adverse effect on prices of common shares in the secondary market. An increase in the number of common shares available may put downward pressure on the market price for common shares. A Fund may, from time to time, seek the consent of common shareholders to permit the issuance and sale by the Fund of common shares at a price below the Fund’s then current NAV, subject to certain conditions, and such sales of common shares at price below NAV, if any, may increase downward pressure on the market price for common shares. These sales, if any, also might make it more difficult for the Fund to sell additional common shares in the future at a time and price it deems appropriate.

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     Whether a common shareholder will realize a gain or loss upon the sale of common shares depends upon whether the market value of the common shares at the time of sale is above or below the price the common shareholder paid, taking into account transaction costs for the common shares, and is not directly dependent upon a Fund’s NAV. Because the market value of the common shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors outside a Fund’s control, the Funds cannot predict whether the common shares will trade at, below or above NAV, or at, below or above the public offering price for the common shares. common shares of the Funds are designed primarily for long-term investors; investors in common shares should not view the Fund as a vehicle for trading purposes.
     Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with a Fund’s use of Financial Leverage would likely increase, which would tend to further reduce returns to common shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio.
     Mid-Cap And Small-Cap Company Risk. Investing in the securities of medium-sized or small market capitalizations (“mid-cap” and “small-cap” companies, respectively) presents some particular investment risks. Mid-cap and small-cap companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger companies, and may be more vulnerable to adverse general market or economic developments. Securities of mid-cap and small-cap companies may be less liquid than those of larger companies, and may experience greater price fluctuations than larger companies. In addition, mid-cap or small-cap company securities may not be widely followed by investors, which may result in reduced demand.
     Foreign Securities Risk. Investments in securities of foreign issuers involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. There may be less publicly available information about a foreign company than a U.S. company. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those standards applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it
44

may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of a Fund held in foreign countries. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. Foreign markets also have different clearance and settlement procedures that could cause a Fund to encounter difficulties in purchasing and selling securities on such markets and may result in a Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities. Similar foreign investment risks may apply to futures contracts and other derivative instruments in which a Fund invests that trade on foreign exchanges. The value of derivative and other instruments denominated in or that pay revenues in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such instruments held by a Fund. Foreign settlement procedures also may involve additional risks.
     ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
     Recent Market Developments Risk. Global and domestic financial markets have experienced periods of unprecedented turmoil. The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the repricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market and the failure of major financial institutions led to worsening general economic conditions, which materially and adversely impacted the broader financial and credit markets, reduced the availability of debt and equity capital for the market as a whole and financial firms in particular and resulted in market interventions by the U.S. federal government. Such market conditions may increase the volatility of the value of securities owned by a Fund, may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis and may adversely affect the ability of the Fund to borrow for investment purposes and increase the cost of such borrowings, which would reduce returns to the common shareholders. These developments adversely affected the broader economy, and may continue to do so,

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which in turn may adversely affect the ability of issuers of securities owned by a Fund. Such developments could, in turn, reduce the value of securities owned by a Fund and adversely affect the NAV of the Fund’s common shares. In addition, the prolonged continuation or further deterioration of current market conditions could adversely impact the Fund’s portfolio.
     Recently markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Funds’ portfolio. Financial market conditions, as well as various social, political, and psychological tensions in the United States and around the world, have contributed to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide. The Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets in the Funds’ portfolios. The Adviser intends to monitor developments and seek to manage the Funds’ portfolios in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that it will be successful in doing so. Given the risks described above, an investment in common shares may not be appropriate for all prospective investors. A prospective investor should carefully consider his or her ability to assume these risks before making an investment in a Fund.
     UK Departure from EU Risk. On Thursday June 23, 2016, voters in the United Kingdom referendum (the “Referendum”) on the question of whether to remain or leave the European Union (the “EU”) voted in a majority in favor of leaving the EU. This historic event is widely expected to have consequences that are both profound and uncertain for the economic and political future of the United Kingdom and the EU, and those consequences include significant legal and business uncertainties pertaining to an investment in the Trust. Due to the very recent occurrence of the Referendum, the full scope and nature of the consequences are not at this time known and are unlikely to be known for a significant period of time. However, the Referendum has led to significant uncertainty in the business, legal and political environment.
     Risks associated with the outcome of the Referendum include short and long term market volatility and currency volatility (including volatility of the value of the British pound sterling relative to the United States dollar and other currencies and volatility in global currency markets generally), macroeconomic risk to the UK and European economies, impetus for further disintegration of the EU and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like the Trust), prejudice to financial services businesses that are conducting business in the EU and which are based in the UK, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations in view of the expected steps to be taken

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pursuant to or in contemplation of Article 50 of the Treaty on European Union and negotiations undertaken under Article 218 of the Treaty on the Functioning of the European Union, and the unavailability of timely information as to expected legal, tax and other regimes.
     Legislation And Regulation Risk. The Dodd-Frank Act, which was signed into law in July 2010, has resulted in significant revisions to the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others: a reorganization of federal financial regulators; the creation of a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; the enactment of new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of rating agencies; and the enactment of new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect the Funds or their counterparties. The ultimate impact of the Dodd-Frank Act, and regulation that has been enacted thereunder, is not yet certain and issuers of securities in which the Funds invests may also be affected in ways that are currently unknown and unforeseeable.
     On December 11, 2015, the SEC published a proposed rule that, if adopted, would change the regulation of the use of derivative instruments and financial commitment transactions by registered investment companies. The SEC sought public comments on numerous aspects of the proposed rule, and as a result the nature of any final regulations is uncertain at this time. Such regulations could limit the implementation of a Fund’s use of derivatives and reverse repurchase agreement transactions and impose additional compliance costs on the Funds, which could have an adverse impact on a Fund. The Adviser cannot predict the effects of these regulations on the Fund’s portfolio. The Adviser intends to monitor developments and seek to manage each Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that they will be successful in doing so.
     According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR rate setting process. A number of financial institutions have entered into settlements with their regulators and law enforcement agencies, and have been fined significant amounts, in connection with allegations of manipulation of LIBOR. Other proceedings and investigations by regulators and governmental authorities in various jurisdictions are ongoing. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by a Fund.
     At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of a Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the Funds or
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entities in which the Funds invests. Legislation or regulation may also change the way in which a Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Funds or will not impair the ability of the Funds to achieve its investment objectives.
     Market Disruption and Geopolitical Risk. Instability in the Middle East and North Africa and terrorist attacks in the United States, Europe and around the world have contributed to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties or deterioration in the United States and worldwide. The Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets.
     Portfolio Turnover Risk. Each Fund’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for a Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by a Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.
     Anti-Takeover Provisions In The Funds’ Governing Documents. The Funds’ Certificate of Trust, Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of such Fund or convert such Fund to an open-end management investment company. These provisions could deprive the common shareholders of opportunities to sell their common shares at the NAV per share or at a premium over the then-current market price of the common shares, outside of tender offers by the Fund, if any.
ADDITIONAL INFORMATION ABOUT THE FUNDS
AND THE MERGERS
General
     The Mergers seek to combine three funds that have the same investment adviser, common portfolio managers, the same Board members and substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. See “Comparison of the Funds.”
     The Board of each Fund, including the Independent Trustees, has unanimously approved its Merger(s), including its respective Merger Agreement(s). Assuming each Target Fund’s shareholders approve its respective Target Fund’s Merger and GPM’s shareholders approve the Redomestication and the Mergers, each Target Fund will merge directly with and into the Acquiring Fund and in connection with such Merger, the Acquiring Fund will issue additional Acquiring

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Fund Shares and list such common shares on the NYSE. Each Target Fund will terminate its registration under the 1940 Act after the completion of its Merger. The Acquiring Fund will continue to operate after the Merger(s) as a registered, diversified, closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.
     In each Merger, the outstanding common shares of the Target Fund will be exchanged for newly-issued Acquiring Fund Shares in the form of book entry interests. The aggregate NAV (not the market value) of the Acquiring Fund Shares received by the Target Fund shareholders in each Merger will equal the aggregate NAV (not the market value) of the Target Fund common shares held by such shareholders immediately prior to such Merger, less the applicable costs of such Merger including, but not limited to, the issuance of additional Acquiring Fund Shares in connection with each of the Mergers (the “Issuances”) (although Target Fund shareholders may receive cash for their fractional common shares). In the Mergers, shareholders of each Target Fund will receive Acquiring Fund Shares based on the relative NAV, not the market value, of each respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of a Target Fund prior to the Mergers.
Terms of the Merger
     The following is a summary of the significant terms of the Merger Agreements. This summary is qualified in its entirety by reference to the Form of Merger Agreement attached as Exhibit C to this Joint Proxy Statement/Prospectus.
     Valuation of Assets and Liabilities. The respective assets of each of the Funds will be valued on the business day prior to the Closing Date (the “Valuation Time”). The valuation procedures are the same for each Fund: the NAV per common share of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) at the Valuation Time. For the purpose of determining the NAV of a common share of each Fund, the value of the securities held by the such Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) of such Fund is divided by the total number of common shares of such Fund outstanding at such time. Daily expenses, including the fees payable to the Investment Adviser, will accrue at the Valuation Time.
     Amendments and Conditions. The Merger Agreements may be amended at any time prior to the Closing Date with respect to any of the terms therein upon mutual agreement. However, after adoption of the Merger Agreements and approval of the Mergers, no amendment or modification may be made which by law requires further approval by such shareholders without such further approval. The obligations of each Fund pursuant to the applicable Merger Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval of the Merger Agreement by the shareholders of the respective Target Funds, approval of the Mergers and

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Redomestication by the shareholders of GPM, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.
     Postponement; Termination. Under the Merger Agreements, the Board of any Fund may cause a Merger to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so. The Merger Agreements may be terminated, and the Mergers abandoned at any time (whether before or after adoption thereof by the shareholders of either of the Funds) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of the Funds and (ii) by the Board of either Fund if any condition to that Fund’s obligations set forth in the pertinent Merger Agreement has not been fulfilled or waived by such Board.
     Surrender and Exchange of Share Certificates. The Acquiring Fund will issue to Target Fund shareholders book entry interests for the Acquiring Fund Shares registered in the name of on the basis of each holder’s proportionate interest in the aggregate NAV (not the market value) of Target Fund common shares. With respect to any Target Fund shareholder holding certificates evidencing ownership of Target Fund shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such shareholder to receive new book entry interests of the Acquiring Fund Shares, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of Target Fund shares or post adequate bond.
     Please do not send in any share certificates at this time. Upon consummation of the Mergers, shareholders of the Target Funds will be furnished with instructions for exchanging their share certificates for book entry interests representing Acquiring Fund Shares and, if applicable, cash in lieu of fractional common shares.
     From and after the Closing Date, there will be no transfers on the stock transfer books of the Target Funds. If, after the Closing Date, certificates representing common shares of the Target Funds are presented to the Acquiring Fund, they will be cancelled and exchanged for book entry interests representing Acquiring Fund Shares and cash in lieu of fractional common shares, if applicable, distributable with respect to the Target Funds’ common shares in the Merger.
     Expenses of the Merger. Each Fund will bear expenses incurred in connection with the Merger(s) and GPM will bear the expenses incurred in connection with its Redomestication. The expenses incurred in connection with the Mergers and Redomestication include but are not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses
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incurred in connection with the preparation of the Merger Agreements, Redomestication Plan and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees, and legal and audit fees in connection with the Mergers and Redomestication, including legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Mergers and Redomestication.
     Because of the expected benefits of the Mergers for each Fund described herein, including, over time, expected expense savings for each Fund following the Mergers, the Adviser recommended and the Boards have approved that each Fund be responsible for its own Merger expenses. Costs specific to one or each of the Funds are expensed to such Fund as incurred. With respect to any expenses incurred in connection with the Mergers that are not attributable to a specific Fund, such expenses will be allocated in proportion to the projected expense savings to be realized by each Fund as a result of the Mergers. Of the estimated total costs of the Mergers, approximately $338,592 are expected to be borne by GGE, $325,577 are expected to be borne by GEQ and $223,831 are expected to be borne by GPM. In addition, GPM will also bear the costs related to the Redomestication, which are estimated to be $40,000.
     Because each Fund has already incurred expenses solely and directly attributable to the Redomestication and Merger(s), as applicable, and because the Funds (and not the Investment Adviser) are responsible for paying those expenses, if each Fund’s respective shareholders do not approve their Fund’s respective Redomestication and Merger(s), as applicable, such Fund will continue to be responsible for the expenses arising from its proposed Redomestication and Merger(s), as applicable, even though its proposed action will not occur and those expenses may be material.
Board Considerations
     The Board of each Fund considered its Merger(s) over a series of meetings. In preparation for the Meeting of each Board held on August 16-17, 2016 and August 31, 2016 at which the Mergers were approved, the Investment Adviser provided each Board with information regarding the proposed Mergers, including the rationale therefor and alternatives considered to the Mergers. The Board of each Fund also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations. Based on the considerations below, the Board of each Fund, including the Independent Trustees, unanimously concluded that completion of its Merger(s) would be in the best interests of such Fund and that the interests of its existing shareholders would not be diluted with respect to NAV as a result of the Merger. Each Board’s determinations were made on the basis of each Trustee’s business

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judgment after consideration of all of the factors taken as a whole with respect to each Fund and its shareholders, although individual Trustees may have placed different weight and assigned different degrees of materiality to various factors.
     The GGE Board recommends that shareholders of GGE vote “FOR” GGE’s proposed Merger.
     The GEQ Board recommends that shareholders of GEQ vote “FOR” GEQ’s proposed Merger.
     The GPM Board recommends that shareholders of GPM vote “FOR” GPM’s proposed Merger with GGE.
     The GPM Board recommends that shareholders of GPM vote “FOR” GPM’s proposed Merger with GEQ.
Reasons for the Mergers
     Enhanced Investment Strategy. Each Board considered that the Mergers would provide an opportunity to implement an enhanced investment strategy combining the best elements of the existing funds while maintaining continuity of the overall investment objectives. Each Fund utilizes an enhanced equity strategy, pursuant to which the Fund maintains an investment portfolio that provides equity exposure, combined with an option writing strategy. GGE and the Acquiring Fund each currently seek equity exposure through investment in ETFs and GEQ seeks equity exposure by investing in a portfolio of common stocks included in the Index in equal weight. If the Mergers are consummated, it is expected that the Combined Fund will seek equity exposure through a combination of investments in individual equity securities, initially consisting of a portfolio of common stocks included in the Index in equal weight, and investments in ETFs, while continuing to utilize GPIM’s option writing strategy.
      Each Board considered information provided by the Adviser regarding the proposed investment by the Combined Fund in a portfolio of individual equity securities, initially consisting of a portfolio of common stocks included in the Index in equal weight, noting benefits associated with an equal weight portfolio, including the historic outperformance of the Index relative to the market-capitalization weighted S&P 500 Index since the introduction of the Index.
     Each Board also considered information provided by the Adviser regarding the proposed investment by the Combined Fund in ETFs together with GPIM’s option writing strategy, which constitute GPIM’s portable alpha model. Each Board considered the positive performance of the GPIM portable alpha model since its introduction in GGE and GPM relative to an applicable benchmark index.
     Each Board also considered hypothetical backtested performance of the Combined Fund’s strategy relative to the performance of each Fund and to an applicable benchmark index.

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      Each Board considered that because GPM’s current investment policies permit GPM to obtain equity exposure through both investment in individual equity securities and investments in ETFs, no changes to GPM’s investment policies are being made in connection with the Mergers.
     Potential for Improved Economies of Scale and Potential for a Lower Expense Ratio. Each Board considered that management estimated that the Mergers of each Target Fund would have resulted in a Total Expense Ratio for the Combined Fund of 1.91% on a pro forma basis for the 12-month period ended June 30, 2016, representing a reduction in the Total Expense Ratio of 0.33% for GGE, 0.03% for GEQ and 0.20% for the Acquiring Fund.
     Each Board noted that the contractual investment advisory fee rate of the Combined Fund will be 0.80%, which is lower than the current contractual investment advisory fee rate of GEQ and the same as the current contractual investment advisory fee rate (after giving effect to applicable fee waivers), of GGE and the Acquiring Fund.
     Each Board also considered that the Combined Fund is expected to utilize leverage in approximately the same percentage of Managed Assets as currently utilized by GGE and GPM, which is higher than the leverage percentage currently utilized by GEQ. Although each Fund is permitted to utilize borrowings to the maximum extent permitted under the 1940 Act, as of June 30, 2016, each of GGE, GPM and the pro forma Combined Fund, utilized leverage of approximately 33% of Managed Assets, whereas GEQ utilized leverage of approximately 23.5% of Managed Assets. Each Board considered that a fund that utilizes greater leverage will incur more interest expense and will pay a greater management fee, as a percentage of net assets attributable to common shares, because the management fee is calculated as a percentage of Managed Assets, but is borne by common shareholders. Therefore, each Board considered the Total Expense Ratio (exclusive of interest expense) of each Fund and the Combined Fund and concluded that the Merger was expected to result in a decrease in Total Expense Ratio (exclusive of interest expense) for each Fund. Each Board considered the Funds had estimated that the completion of the Mergers of each Target Fund into GPM would result in a Total Expense Ratio (exclusive of interest expense) for the Combined Fund of 1.47% on a pro forma basis for the 12-month period ended June 30, 2016, representing a reduction in the Total Expense Ratio (exclusive of interest expense) of 0.34% for GGE, 0.13% for GEQ and 0.20% for GPM.
      Each Board also considered that each of GGE and GPM currently seek to obtain exposure to equity markets by investing primarily in ETFs. GEQ seeks equity exposure by investing in a portfolio of common stocks. It is expected that the Combined Fund will seek equity exposure through a combination of investments in individual equity securities and ETFs. As a result, GGE and GPM and, to a lesser extent, the Combined Fund, incur Acquired Fund Fees and Expenses. Although not direct expenses of the Fund, Acquired Fund Fees and Expenses reflect fees and expenses incurred indirectly by a Fund as a result of investment in shares of one or

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more other investment companies or other pooled investment vehicles, which under applicable SEC rules must be reflected in the Fund’s Total Expense Ratio. As a result, the Total Expense Ratio used herein, which includes Acquired Fund Fees and Expenses, differs from the ratio of expenses to average net assets included in the Funds’ financial statements, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. Therefore, each Board considered the Total Expense Ratio (exclusive of Acquired Fund Fees and Expenses) of each Fund and the Combined Fund and concluded that the Merger was expected to result in a decrease in Total Expense Ratio (exclusive of Acquired Fund Fees and Expenses) for each Fund. Each Board considered the Funds had estimated that the completion of the Mergers of each Target Fund into GPM would result in a Total Expense Ratio (exclusive of Acquired Fund Fees and Expenses) for the Combined Fund of 1.83% on a pro forma basis for the 12-month period ended June 30, 2016, representing a reduction in the Total Expense Ratio (exclusive of Acquired Fund Fees and Expenses) of 0.19% for GGE, 0.11% for GEQ and 0.06% for GPM. Each Board also considered the Total Expense Ratio (exclusive of interest expense and Acquired Fund Fees and Expenses) of each Fund and the Combined Fund and concluded that the Merger was expected to result in a decrease in Total Expense Ratio (exclusive of interest expense and Acquired Fund Fees and Expenses) for each Fund. Each Board considered the Funds had estimated that the completion of the Mergers of each Target Fund into GPM would result in a Total Expense Ratio (exclusive of interest expense and Acquired Fund Fees and Expenses) for the Combined Fund of 1.39% on a pro forma basis for the 12-month period ended June 30, 2016, representing a reduction in the Total Expense Ratio (exclusive of interest expense and Acquired Fund Fees and Expenses) of 0.20% for GGE, 0.21% for GEQ and 0.06% for the GPM.
     There can be no assurance that future expenses will not increase or that any expense savings will be realized. Moreover, the level of expense savings (if any) will vary depending upon the combination of the proposed Mergers.
      Potential Effects of the Mergers on Premium/Discount to NAV. Each Board noted that the common shares of its Fund have historically traded generally at a discount and that each Fund was currently trading at a discount. Each Board noted that as of August 30, 2016, GPM was trading at a smaller discount than either Target Fund: GGE was trading at a 9.06% discount, GEQ was trading at a 7.77% discount and GPM was trading at a 4.78% discount. Each Board considered management’s analysis regarding the potential impact the announcement of the Mergers could have on each Fund’s trading discount. Each Target Fund Board noted that to the extent its Target Fund is trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Mergers, the Target Fund’s shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. Each Board also noted that to the extent its Target Fund is trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Mergers, the Target Fund’s shareholders may be negatively impacted if the Mergers are consummated.

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      The Board of GPM noted that because GPM was trading at a smaller discount than either Target Fund its shareholders would only benefit from a premium/discount perspective to the extent the post-Merger discount level improves. Alternatively, the Board of GPM considered that GPM shareholders could be adversely impacted if GPM trades at wider discount post-Merger. The Board of GPM considered the extent to which other benefits described herein, such as greater secondary market liquidity, a more diversified shareholder base or increased analyst coverage, could over time result indirectly in improved premium/discount levels.
     Potential for Improved Secondary Market Trading. While it is not possible to predict trading levels at the time the Mergers close, each Board considered that the Combined Fund may provide greater secondary market liquidity for its common shares as it would be larger than any of the Funds, which may result in tighter bid-ask spreads, better trade execution for the Combined Fund’s shareholders when purchasing or selling Combined Fund shares and potential for improved premium/discount levels for the Combined Fund’s common shares.
      Other Market Benefits. Each Board also considered other market benefits of the larger net asset base and more diversified shareholder base of the Combined Fund. Among such considerations, each Board noted that the larger size and potential for improved premium/discount levels of the Combined Fund may reduce the likelihood that the Combined Fund would be targeted by short-term activist shareholders. Each Board noted that shareholder activism within the closed-end fund market has increased, spurred by the widespread discounts to NAV in recent years. Each Board considered that while certain types of shareholder activism (particularly in the corporate sector) may provide some level of accountability, activist shareholders within the closed-end fund marketplace are often primarily focused on making short-term profits, which may be disruptive to a Fund’s long-term investment objective and contrary to the interests of long-term shareholders. Each Board noted that short-term activist shareholders typically target smaller closed-end funds trading at persistent double-digit discounts.
     Each Board also considered that as a larger fund the Combined Fund may receive more coverage by analysts, which could lead to greater market demand for shares of the Combined Fund and the potential for improved premium/discount levels.
      Potential for Operating and Administrative Efficiencies. Each Board noted that the Combined Fund may achieve certain operating and administrative efficiencies from its larger net asset size. Each Board also noted that the Combined Fund may experience potential benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in potential benefits from the elimination of complexities involved with having duplicative funds, easier product differentiation for shareholders (including shareholders of the Combined Fund) and reduced risk of operational, legal and financial errors.

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     Potential Effects of the Mergers on Distributions. Each Board noted that the Combined Fund is expected to allow each Fund’s shareholders to maintain a distribution rate on NAV that is expected to be comparable to (i.e., the same or slightly lower or higher) than the distribution rate for each of the Funds prior to the Merger, while offering such shareholders a comparable investment experience.
     A Fund’s distribution rates are influenced by numerous variables, which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the movement of interest rates and general market conditions. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Mergers, will remain constant. In addition, the Combined Fund’s future earnings will vary depending upon the combination of the proposed Mergers.
     Each Board considered that the distribution policy of the Combined Fund will differ from GEQ, as GEQ has adopted a managed distribution policy. Each Board noted that although the Combined Fund is expected to maintain an initial distribution rate on NAV comparable to that of GEQ, over time distributions by the Combined Fund may be more variable than GEQ’s distributions, unless the Combined Fund were to adopt a managed distribution policy.
     Alternatives to the Mergers. In reaching its decision to approve each Fund’s respective Merger, the Board of such Fund considered various alternatives, including continuing to operate such Fund as a separate Fund, and other merger combinations involving such Fund.
   Compatibility of the Investment Objectives, Policies and Related Risks.  Each Board noted that its Fund’s shareholders will remain invested in a NYSE-listed, closed-end management investment company that will have substantially greater net assets and substantially similar (but not identical) investment objectives and investment policies and, as a result, the style and risk/return profile of the Acquiring Fund will remain comparable to those of its Target Fund shareholders’ current investments, subject to the differences described in “Comparison of the Funds.” Each Board noted that GGE is a non-diversified fund subject to non-diversification risk, while GEQ and GPM are and the Combined Fund will continue to be diversified funds.
     Consistency of Portfolio Management. Each Board noted that GFIA serves as investment adviser to each Fund and GPIM serves as investment sub-adviser to each Fund. Each Board considered that each Fund has, and the Combined Fund would have, certain common portfolio managers. As a result, each Fund’s shareholders will benefit from the continuing experience and expertise of members of the portfolio management team. Each Board noted that although SI would not serve as an investment sub-adviser of the Combined Fund, GPIM had significant experience and expertise and had the ability to draw on resources and expertise throughout the Guggenheim organization to manage the portfolio of the Combined Fund.

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     Anticipated Tax-Free Merger. Each Board noted that it is anticipated that shareholders of its Fund will recognize no gain or loss for U.S. federal income tax purposes as a result of the Mergers (except with respect to cash received in lieu of fractional shares), as each Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.
     Terms of the Merger and Impact on Shareholders. Each Board noted that the aggregate NAV (not the market value) of the shares of the Combined Fund that Target Fund shareholders will receive in the Mergers is expected to equal the aggregate NAV (not the market value) of the Target Fund shares that Target Fund shareholders owned immediately prior to the Mergers, and the NAV of Target Fund shares will not be diluted as a result of the Mergers. No fractional common shares of the Acquiring Fund will be issued to shareholders in connection with the Mergers, and Target Fund shareholders will receive cash in lieu of such fractional shares.
     Effect on Shareholder Rights. Each Board noted that GGE and GEQ are organized as Delaware statutory trusts, while the Acquiring Fund is currently a Massachusetts business trust but immediately prior to the Mergers would be redomesticated to a Delaware statutory trust, the governing documents of which would be substantially identical to those of GGE and GEQ. Each Board also noted that the common shareholders of each Fund have substantially similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.
     Capital Loss Carryforwards Considerations. Each Board considered that capital loss carryforwards of the Combined Fund attributable to each Fund that participates in a Merger may be subject to tax loss limitation rules by reason of such Fund undergoing an ownership change in the Merger. Each Board considered the timing of expiration of the capital loss carryforwards and the likelihood of utilization of such capital loss carryforwards were such carryforwards not limited as a result of the Mergers, noting that in light of the expiration of a significant portion of the capital loss carryforwards in 2016, 2017 and 2019, and the historic utilization of capital loss carryforwards, that any limitation of capital loss carryforwards as a result of the Mergers is unlikely to adversely impact shareholders of the Funds. However, each Board also considered that the ability of its Fund to fully utilize its existing capital loss carryforwards and that the actual effect of the loss limitation rules depends on many variables and assumptions, including projected performance, and is, therefore, highly uncertain.
     Potential Effects of the Mergers on Undistributed Net Investment Income. Each Board noted that all of the undistributed net investment income (“UNII”), if any, of its Fund is expected to be distributed to such Fund’s respective shareholders prior to the Mergers if such Fund’s Merger is approved by shareholders. Each Board also noted that although the Combined Fund will not have the benefit of a

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positive UNII balance immediately after the completion of the Mergers, the Combined Fund’s future distributions are expected to be aligned with sustainable earnings.
      Expected Costs of the Merger. Each Board considered the terms and conditions of its Merger Agreement(s), including the estimated costs associated with each Merger and the allocation of such costs among the Funds. Each Board considered the expected benefits of the Mergers for each Fund described herein, including, over time, expected expense savings for each Fund following the Mergers, and the Advisers’ recommendation that in consideration of such benefits, each Fund would be responsible for its own Merger expenses. Each Board determined that costs specific to one or each of the Funds will be expensed to such Fund as incurred and any expenses incurred in connection with the Mergers that are not attributable to a specific Fund will be allocated in proportion to the projected expense savings to be realized by each Fund as a result of the Mergers. Each Board considered that the total costs of the Mergers were estimated to be $888,000, of which $338,592 are expected to be borne by GGE, $325,577 are expected to be borne by GEQ and $223,831 are expected to be borne by GPM. In addition, each Board noted that GPM will bear the costs related to the Redomestication, which are estimated to be $40,000.
     Portfolio Composition and Repositioning. Each Board considered the portfolio composition of its Fund and the impact of the Mergers on the Fund’s portfolio. Each Board considered that it was expected that the Combined Fund would dispose of certain ETF holdings and, with the proceeds of such dispositions and with additional borrowings, would purchase certain other ETF holdings and additional common stocks included in the Index in equal weight. Each Board noted that the Fund’s holdings were in markets with significant liquidity and low trading costs, and therefore there was not expected to be significant costs associated with the purchases and sales that will occur in connection with the integration of the Fund’s portfolios. Each Board noted that the Funds currently anticipated that transaction costs associated with portfolio repositioning transactions will be approximately 0.01% of the Managed Assets of the Combined Fund (assuming a Merger of both Target Funds into GPM), 0.02% of the Managed Assets of the Combined Fund (assuming a Merger of only GGE into GPM) and 0.01% of the Managed Assets of the Combined Fund (assuming a Merger of only GEQ into GPM), although such estimates are subject to change based upon market conditions and other factors. In addition, the Combined Fund may incur capital gains in connection with sales of portfolio securities that will occur in connection with the integration of the Funds' portfolios.
     Potential Benefits to the Investment Adviser and its Affiliates. Each Board recognized that the Mergers may result in some benefits and economies of scale for the Investment Adviser and its affiliates. These may include, for example, administrative and operational efficiencies or a reduction in certain operational expenses as a result of the elimination of a Target Fund as a separate fund in the Guggenheim closed-end fund complex. Each Board noted that the contractual

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investment advisory fee rate of the Combined Fund will be 0.80%, which is lower than the current contractual investment advisory fee rate of GEQ and the same as the current contractual investment advisory fee rate of GGE and the Acquiring Fund. The Board considered that as a result, the completion of the Mergers will result in an immediate reduction in aggregate fee revenue paid to the Adviser by the Funds.
      Merger of a Single Target Fund. Additionally, each Board considered that to the extent a Merger of one Target Fund is not completed, but the Merger of the other Target Fund is completed, any benefits (including expense savings) expected to be realized by the Combined Fund may be reduced or may not be realized. Each Board considered that either Merger of a single Target Fund into the Acquiring Fund would also result in a reduction in Total Expense Ratio of each participating Fund (except in the case of a merger of only GEQ into GPM, in which case GEQ’s Total Expense Ratio would be unchanged), although the level of expense savings may not be as great as in the case of a Merger of all three Funds. In the case of a Merger of only GEQ into GPM, although the Total Expense Ratio would be unchanged, the Board of GEQ considered the applicability of the other benefits summarized above. The Board of GEQ also considered that in such a Merger, GEQ shareholders would benefit from a reduction in contractual advisory fee rate, and that the Total Expense Ratio would remain unchanged because the Combined Fund would incur more interest expense, proportionate to its increased leverage ratio, and would incur Acquired Fund Fees and Expenses in connection with its investments in ETFs.
     Conclusion. Each Board, including the Independent Trustees, approved its Merger(s), concluding that such Merger is in the best interests of the Acquiring Fund and the applicable Target Fund and that the interests of existing shareholders of its Fund will not be diluted as a result of such Merger. Based on their consideration of a Merger of each Target Fund, each Board recommends the Merger of the applicable Target Fund into GPM, even if the Merger of the other Target Fund is not completed. Each Board’s determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole with respect to each Fund and its shareholders, although individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various factors.
U.S. Federal Income Tax Consequences of the Mergers
     The following is a general summary of U.S. federal income tax consequences of the Mergers. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold common shares of a Target Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be
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obtained from the IRS regarding any matter relating to the Mergers. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Mergers, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.
     It is a condition to the closing of each Merger that the respective Target Fund and the Acquiring Fund each receive an opinion from Skadden Arps, dated as of the Closing Date, regarding the characterization of the Merger as a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Skadden Arps will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the respective Target Fund and the Acquiring Fund and assume, among other things, that the Merger will be consummated in accordance with the applicable Merger Agreement and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court. If a Merger were not to qualify as a reorganization under the Code, the tax consequences could materially and adversely differ from those described herein.
     As a reorganization, the U.S. federal income tax consequences of each Merger can be summarized as follows:
•  No gain or loss will be recognized by a Target Fund or the Acquiring Fund by reason of the Merger.
•  No gain or loss will be recognized by a shareholder of a Target Fund who exchanges all of its Target Fund stock solely for Acquiring Fund Shares pursuant to the Merger (except with respect to cash received in lieu of a fractional Acquiring Fund Share, as discussed below).
•  The aggregate tax basis of Acquiring Fund Shares received by a shareholder of a Target Fund pursuant to the Merger will be the same as the aggregate tax basis of the shareholder’s Target Fund common shares surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional Acquiring Fund common share for which cash is received).
•  The holding period of Acquiring Fund Shares received by a shareholder of a Target Fund pursuant to the Merger will include the holding period of the shareholder’s Target Fund common shares surrendered in exchange therefor.
•  A shareholder of a Target Fund that receives cash in lieu of a fractional Acquiring Fund common share in connection with the Merger will be treated as having received cash in redemption of such fractional Acquiring Fund common share. A Target Fund shareholder that receives cash in lieu of a fractional Acquiring Fund common
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share will generally recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund common share and the Target Fund shareholder’s tax basis in Target Fund common shares allocable to the fractional Acquiring Fund common share. The capital gain or loss will be a long-term capital gain or loss if the Target Fund shareholder’s holding period for Target Fund common shares is more than one year as of the date the Merger is consummated.
•  The Acquiring Fund’s tax basis in a Target Fund’s assets received by the Acquiring Fund pursuant to the Merger will, in each instance, equal the tax basis of such assets in the hands of such Target Fund immediately prior to the Merger, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by a Target Fund
     The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its shareholders.
     Prior to the Closing Date, each Target Fund will declare and pay a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to the shareholders of such Target Fund all of such Target Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income through Closing Date. Such distribution will be taxable to shareholders for U.S. federal income tax purposes.
     The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses), if any, of each of the acquired Target Funds. The capital loss carryforwards of the Acquiring Fund and each Target Fund will be subject to the tax loss limitation rules described below to the extent such Fund undergoes an “ownership change” for U.S. federal income tax purposes (which is expected to occur for all Funds if both Mergers are consummated and would occur for one or potentially both Funds that participate in a Merger if only one Merger is consummated), and such limitations might be significant. For each Fund that undergoes an “ownership change,” the Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of such Fund, with certain adjustments, immediately prior to the Merger and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.
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     Although the capital loss carryforwards of the Combined Fund may be subject to tax loss limitation rules (as outlined above), it is currently expected that such tax loss limitation rules should not have a material adverse effect on the Combined Fund’s utilization of each such Fund’s capital loss carryforward as compared with what each such Fund’s utilization of its own capital loss carryforward would be without the Merger. The ability of each Fund (and the Combined Fund) to utilize any capital loss carryforwards now or in the future depends on many variables and assumptions, including but not limited to, projected performance of a Fund, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment (including the level of interest rates), portfolio turnover and applicable law (including the requirement that capital loss carryforwards without expiration dates be utilized before capital loss carryforwards that have expiration dates), and is, therefore, highly uncertain. As of October 31, 2015, GGE had a capital loss carryforward of $638,854,478, of which $190,012,028 is set to expire on October 31, 2016, $443,299,661 is set to expire on October 31, 2017, and $5,542,789 is set to expire on October 31, 2019. As of December 31, 2015, GEQ had no capital loss carryforward. As of December 31, 2015, GPM had a capital loss carryforward of $16,053,849, all of which is set to expire on December 31, 2017.
     Due to the operation of these tax loss limitation rules, it is possible that shareholders of the Target Funds would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Mergers. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a shareholder of a Fund whose losses are subject to the loss limitation rules would depend on many variables, including such Fund’s expected growth rate if the relevant Merger were not to occur (i.e., whether, in the absence of the Merger, the Fund would generate sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), in excess of what would have been the “annual loss limitation amount” had the relevant Merger occurred), the timing and amount of future capital gains recognized by the Combined Fund if the relevant Merger were to occur, and the timing of a historic Fund shareholder’s disposition of its shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses). Shareholders of all of the Funds should consult their own tax advisors in this regard.
     In addition, for five years beginning on the Closing Date of a Merger, the Combined Fund will not be allowed to offset certain pre-Merger built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund.
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Management of the Funds
The Board
     The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law. A list of the Trustees, a brief biography for each Trustee and additional information relating to the Board are included in the Statement of Additional Information.
The Adviser
     Guggenheim Funds Investment Advisers, LLC acts as the investment adviser for each Fund.
     Under the Investment Advisory Agreement each Fund has with GFIA, GFIA is entitled to receive an investment advisory fee at an annual rate equal to: 0.85% of GGE’s average daily Managed Assets, 1.00% of GEQ’s average daily Managed Assets and 0.90% for GPM’s average daily Managed Assets. However, pursuant to terms of fee waiver agreements, GFIA has agreed to waive certain fees of GGE and GPM. With respect to GGE, GFIA has agreed to waive 0.05% of its advisory fee for so long as the investment sub-adviser of the Fund is an affiliate of GFIA. With respect to GPM, GFIA has agreed to waive 0.10% of its advisory fee for so long as the investment sub-adviser of the Fund is an affiliate of GFIA. As a result, the current effective investment advisory fee rate (after giving effect to applicable fee waivers) payable to the Investment Adviser for each Fund is as follows: 0.80% for GGE, 1.00% for GEQ and 0.80% for GPM. “Managed Assets” means the total assets of a Fund minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage).
     Each Fund and GFIA have entered into investment sub-advisory agreements with GPIM. In addition, GEQ and GFIA have also entered into an investment sub-advisory agreement with SI. For GGE and GPM, GFIA pays to GPIM a sub-advisory fee equal to 0.40% of the average daily Managed Assets of each Fund. For GEQ, GFIA pays a sub-advisory fee equal to 0.40% of the average daily Managed Assets to GPIM and a sub-advisory fee equal to 0.15% of the average daily Managed Assets to SI.
     GFIA will continue to serve as investment adviser to the Combined Fund and GPIM will continue to serve as investment sub-adviser to the Combined Fund. If either of the Mergers is approved and consummated, the Combined Fund will pay GFIA a monthly investment advisory fee at an annual rate of 0.80% of the Combined Fund’s average daily Managed Assets and GFIA will pay GPIM a monthly sub-advisory fee at an annual rate of 0.40% of the Combined Fund’s average daily Managed Assets.

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     A discussion regarding the basis for the approval of the investment advisory agreement and the investment sub-advisory agreement(s) of each Fund by the Board of each Fund is provided in such Fund’s Form N-CSR for such Fund’s most recent fiscal year end available at www.sec.gov or by visiting www.guggenheiminvestments.com.
     The Investment Adviser is located at 227 West Monroe Street, Chicago, Illinois 60606, GPIM is located at 100 Wilshire Boulevard, Suite 500, Santa Monica, California 90401, Security Investors is located at One Security Benefit Place Topeka, KS 66636 and each are wholly owned subsidiaries of Guggenheim. Guggenheim is a global, diversified financial services firm with more than $240 billion in assets under supervision as of June 30, 2016. Guggenheim, through its affiliates, provides investment management, investment advisory, insurance, investment banking and capital markets services. Guggenheim Investments represents the investment management division of Guggenheim. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe and Asia.
Portfolio Managers of the Combined Fund
     The Combined Fund will be managed by a team of investment professionals comprised of Farhan Sharaff, Assistant Chief Investment Officer of GPIM; Jayson Flowers, Senior Managing Director of GPIM; Scott Hammond, Senior Portfolio Manager of GPIM; Qi Yan, Managing Director and Portfolio Manager of GPIM; Daniel Cheeseman, Portfolio Manager of GPIM; and Scott Barker, Director of GPIM.
     Farhan Sharaff, Assistant Chief Investment Officer of GPIM. Mr. Sharaff joined GPIM in 2009 and is the Assistant Chief Investment Officer, Equities. Mr. Sharaff has more than 20 years of experience in investment research and investment management. Prior to joining GPIM, he was a Partner and Chief Investment Officer at MJX Capital Advisors, a wealth management firm focused on providing advice and investment management for its clients, especially in the traditional and alternative asset classes, and Guggenheim Investments plc. Prior to that, Mr. Sharaff served as the global Chief Investment Officer at CIGNA Corporation, Zurich Scudder Investments and Citigroup. In all of the above engagements, Mr. Sharaff was responsible for research, investment management, product development and investment risk management. He was also a member of the business management teams at Citigroup and Zurich Scudder. Mr. Sharaff has a Bachelor of Science in Electrical Engineering from the University of Aston (U.K.) and an MBA in Finance from the Manchester Business School (U.K.). In addition, Mr. Sharaff sits on boards for CITIC Capital Asset Management, Clarfeld Financial Advisers, Transparent Value Trust and Guggenheim Global Capital plc.
     Jayson Flowers, Senior Managing Director and Portfolio Manager of GPIM. Mr. Flowers joined GPIM in 2001, and serves as Senior Managing Director, heading Equity and Derivative Strategies where he manages the portfolios, risk, and trading across the equity, derivatives, managed futures, and commodity strategies.

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Mr. Flowers has close to 20 years’ experience in the financial markets with a focused concentration in portfolio management, risk management and trading execution across various sectors of the capital structure. His investment experience ranges in expertise from managed portfolios and risk on structured product investments, global equity arbitrage, alternatives, and asset-backed strategies, to trading U.S. government securities, foreign sovereign debt, commodities, managed futures, currencies and derivatives. Prior to working for GPIM, Mr. Flowers was a founding partner of Adventure Capital, a boutique venture capital and merchant banking company. Previously Mr. Flowers was at Credit Suisse First Boston, Dominick & Dominick Inc., and Coopers & Lybrand. Mr. Flowers holds a BA in Economics from Union College.
     Scott Hammond, Managing Director and Senior Portfolio Manager of GPIM. Mr. Hammond joined GPIM in June 2009, where he has responsibility for a variety of strategic initiates aimed at growing the firm’s equities business, and for the day-to-day oversight of a number of growth, value, and core equity strategies. Mr. Hammond’s extensive experience in managing quantitative strategies spans over ten years and has included some of the world’s largest asset management firms. Prior to joining GPIM, Mr. Hammond was Head of Exchange Trade Fund Portfolio Management at Northern Trust where he was responsible for a diverse portfolio of international funds. Mr. Hammond served as Portfolio Manager at Barclays Global Investors with responsibilities for the management of $90 billion in institutional assets. Mr. Hammond received a B.A. in Economics from the University of New Hampshire and an MBA from Purdue University’s Krannert Graduate School of Management.
     Qi Yan, Managing Director and Portfolio Manager of GPIM. Mr. Yan joined GPIM in 2005, and serves as Managing Director and Portfolio Manager in equity and equity derivative strategies. In addition to his portfolio management responsibilities, Mr. Yan works closely with institutional clients in developing and implementing customized risk management solutions. Mr. Yan earned his M.S. in Statistics from Yale University, and his B.S. in Mathematics from Cambridge University.
     Daniel Cheeseman, Portfolio Manager of GPIM. Mr. Cheeseman joined GPIM in 2011 as a Senior Research Analyst covering Equity Derivatives and Liquid Alternatives. Through the lens of derivatives, he researches and implements the firm’s macroeconomic views in the derivative markets; designing new systematic, absolute return strategies; and covering cross asset derivative trends. For six years prior to joining Guggenheim Partners, he was a research analyst covering equity and volatility derivatives at Merrill Lynch and Morgan Stanley. Mr. Cheeseman holds an MS in Mathematical Finance from the Courant Institute at NYU and BAs in Mathematics and Economics from the University of California, San Diego.

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     Scott Barker, CFA, Director and Portfolio Manager of GPIM. Mr. Barker joined Guggenheim in 2012 as Portfolio Manager covering equity and equity derivatives strategies. Mr. Barker’s current responsibilities include daily portfolio management, trading and research duties as well as portfolio and risk management system development. Prior to joining Guggenheim he was with Analytic Investors, LLC, where he managed all equity option, fixed income and insurance hedging products. Mr. Barker also served as Research Analyst at AG Risk Management where he performed investment management consulting services to institutional investment boards. He holds an M.S. degree in Applied Mathematics from California State University, Long Beach and a B.A. degree in Physics from Pomona College. He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.
     The Statement of Additional Information provides additional information about the portfolio managers’ compensation of, other accounts managed and ownership of securities in each Fund by each portfolio manager of the Combined Fund.
Other Service Providers
       Certain other service providers for the Funds are as follows:
Service	Service Providers to the Funds
Custodian Transfer Agent and Registrar Dividend Disbursing Agent Administrations Fund Accounting Agent Independent Registered Public Accounting Firm Fund Counsel Counsel to the Independent Trustees
The Bank of New York Mellon
Computershare Shareowner Services LLC
Computershare Trust Company, N.A.
MUFG Investor Services (US) LLC*
MUFG Investor Services (US) LLC*
Ernst & Young LLP
Skadden, Arps, Slate, Meagher & Flom LLP
Vedder Price, P.C.

*
Formerly Rydex Fund Services, LLC. On October 4, 2016, Guggenheim completed a sale of Rydex Fund Services, LLC to MUFG Investor Services, the global asset servicing group of Mitsubishi UFJ Financial Group and Rydex Fund Services, LLC was renamed MUFG Investor Services (US) LLC.

     All securities owned by the Funds and all cash, including proceeds from the sale of securities in each Fund’s investment portfolio, are held by The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, as custodian. Computershare Shareowner Services LLC, 480 Washington Boulevard, Jersey City, New Jersey 07310, serves as transfer agent and registrar and Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842, serves as dividend disbursing agent and agent under the Fund’s Dividend Reinvestment Plan, for the common shares of the Fund.
     It is not anticipated that the Merger will result in any change in the organizations providing services to the Acquiring Fund as set forth above. As a result of the Mergers, the service providers to the Acquiring are anticipated to be the service providers to the Combined Fund.

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Capitalization
     The tables below set forth (i) the capitalization of the Funds as of June 30, 2016 and (ii) the pro forma capitalization of the Combined Fund as if (a) the proposed Mergers of all of the Funds had occurred on June 30, 2016, which represents the most likely combination of the Mergers, (b) the proposed Merger of only GGE into GPM had occurred on June 30, 2016 and (c) the proposed Mergers of GEQ into GPM had occurred on June 30, 2016.
Capitalization as of 2016 (Unaudited)
					Pro forma
					Combined
					Fund (Both
					Target
					Funds
	GGE	GEQ	GPM	Adjustments	into GPM)
Net assets	$86,642,578	$161,241,302	$156,239,304	$ (928,000)(b)	$403,195,184
Common shares outstanding(a)	4,993,991	8,774,050	19,077,318	16,454,417(c)	49,299,776
NAV per share	$17.35	$18.38	$8.19		$8.18

(a)	Based on the number of outstanding common shares listed in “Common shares outstanding” table.
(b)
Reflects non-recurring aggregate estimated merger expenses of $338,592 borne by GGE, $325,577 borne by GEQ and $223,831 borne by GPM, as well as $40,000 of costs associated with the Redomestication borne by GPM. The actual costs associated with the proposed Mergers may be more or less than the estimated costs discussed herein.

(c)	Reflects adjustments due to differences in per share NAV.

Merger of only GGE into GPM
				Pro forma
				Combined
				Fund (GGE
	GGE	GPM	Adjustments	into GPM)
Net assets	$86,642,578	$156,239,304	$ (602,423)(b)	$242,279,459
Common shares outstanding(a)	4,993,991	19,077,318	5,556,619(c)	29,627,928
NAV per share	$17.35	$8.19		$8.18

(a)	Based on the number of outstanding common shares listed in “Common shares outstanding” table.
(b)
Reflects non-recurring aggregate estimated merger expenses of $338,592 borne by GGE and $223,831 borne by GPM, as well as $40,000 of costs associated with the Redomestication borne by GPM. The actual costs associated with the proposed Mergers may be more or less than the estimated costs discussed herein.

(c)	Reflects adjustments due to differences in per share NAV.

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Merger of only GEQ into GPM
				Pro forma
				Combined
				Fund (GEQ
	GEQ	GPM	Adjustments	into GPM)
Net assets	$161,241,302	$156,239,304	$ (589,408)(b)	$316,891,198
Common shares outstanding(a)	8,774,050	19,077,318	10,897,799(c)	38,749,167
NAV per share	$18.38	$8.19		$8.18

(a)	Based on the number of outstanding common shares listed in “Common shares outstanding” table.
(b)
Reflects non-recurring aggregate estimated merger expenses of $325,577 borne by GEQ and $223,831 borne by GPM, as well as $40,000 of costs associated with the Redomestication borne by GPM. The actual costs associated with the proposed Mergers may be more or less than the estimated costs discussed herein.

(c)	Reflects adjustments due to differences in per share NAV.
Portfolio Turnover
     Each Fund buys and sells securities to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Funds to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders.
Historical Portfolio Turnover Rates.
Fiscal Year Ended:	GGE	GEQ	GPM
2015	381%	46%	358%
2014	556%	59%	664%

     GGE and GPM have historically had greater portfolio turnover than GEQ. GEQ’s equity portfolio trades primarily to rebalance the portfolio in accordance with the Index on a quarterly basis, whereas GPM and GGE may trade their equity portfolio more frequently in order to realize gains. In addition, GEQ’s options positions are rolled on a monthly basis, whereas GPM’s and GGE’s options positions are rolled on a weekly basis, resulting in higher portfolio turnover rates.
     If the Mergers had taken place on June 30, 2016, the Combined Fund would dispose of certain ETF holdings of GPM and GGE. With the proceeds of such dispositions and with additional borrowings, the Combined Fund would purchase certain other ETF holdings and additional common stocks included in the Index in equal weight. It is currently anticipated that transaction costs associated with such portfolio repositioning transactions will be approximately 0.03% of the Managed Assets of the Combined Fund. Such estimate is subject to change based upon market conditions and other factors.

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Additional Information About the Common Shares of the Fund
     Shareholders of each Fund are entitled to share equally in dividends declared by such Fund’s Board as payable to holders of the Fund’s common shares and in the net assets of the Fund available for distribution to holders of the common shares. Shareholders do not have preemptive or conversion rights and each Fund’s common shares are not redeemable. The outstanding common shares of each Fund are fully paid and nonassessable, except as provided under such Fund’s declaration of trust.
     Purchase and sale procedures for the common shares of each of the Funds are identical. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of each of the Funds through privately negotiated transactions with existing shareholders.
Outstanding Common Shares as of June 30, 2016
				Amount
				Outstanding
				Exclusive of
			Amount Held by	Amount
		Amount	Fund for its	Shown in
Fund	Title of Class	Authorized	Own Account	Previous Column
GGE	Common Stock	Unlimited	None	4,993,991
GEQ	Common Stock	Unlimited	None	8,774,050
GPM	Common Stock	Unlimited(a)	None	19,077,318

(a) GPM will continue to have an unlimited amount of authorized shares after the Redomestication.
Share Price Data
     The following table sets forth, for the periods indicated the high and low premium and/or discount to NAV for a share of common shares of each Fund for the previous three years. For the periods shown, the market price of the common shares of each Fund has fluctuated between a maximum discount and a maximum premium. Although there is no reason to believe that this pattern should be affected by the Mergers, it is not possible to predict whether common shares of the Combined Fund will trade at a premium or discount to NAV following the Mergers, or what the magnitude of any such premium or discount might be.
     As of October 6, 2016, the NAV per common share of GGE was $17.59 and the market price per common share was $15.88, representing a discount to NAV of 9.72%, the NAV per common share of GEQ was $18.19 and the market price per common share was $16.59, representing a discount to NAV of 8.80% and the NAV per common share of GPM was $8.29 and the market price per common share was $7.81, representing a discount to NAV of 5.79%.

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GGE

			NAV Per Share on Date		Premium/(Discount) on
			of Market Price		Date of Market Price
	Market Price Per Share		High and Low		High and Low

Period Ended	High	Low	High	Low	High	Low
September 30, 2016	$16.41	$15.35	$18.08	$17.29	(9.23)%	(11.22)%
June 30, 2016	$15.71	$14.75	$17.70	$16.33	(11.24)%	(9.68)%
March 31, 2016	$15.37	$13.21	$17.42	$15.24	(11.77)%	(13.32)%
December 31, 2015	$16.53	$15.04	$18.63	$17.06	(11.27)%	(11.84%
September 30, 2015	$17.37	$14.69	$19.40	$16.11	(10.46)%	(8.81)%
June 30, 2015	$18.05	$16.85	$19.69	$18.76	(8.33)%	(10.18)%
March 31, 2015	$17.74	$17.09	$19.73	$18.65	(10.07)%	(8.36)%
December 31, 2014	$19.51	$16.88	$19.69	$18.38	(0.91)%	(8.16)%
September 30, 2014	$19.95	$18.90	$20.23	$19.62	(1.39)%	(3.67)%
June 30, 2014	$19.65	$17.99	$19.94	$19.42	(1.47)%	(7.36)%
March 31, 2014	$19.03	$17.74	$20.11	$18.79	(5.37)%	(5.59)%

GEQ

			NAV Per Share on Date		Premium/(Discount) on
			of Market Price		Date of Market Price
	Market Price Per Share		High and Low		High and Low

Period Ended	High	Low	High	Low	High	Low
September 30, 2016	$16.88	$16.20	$18.34	$18.00	(7.96)%	(10.00)%
June 30, 2016	$16.84	$15.74	$18.50	$18.18	(9.84)%	(9.30)%
March 31, 2016	$16.26	$13.96	$17.82	$16.95	(11.17)%	(13.39)%
December 31, 2015	$17.33	$13.75	$18.84	$16.16	(9.93)%	(9.22)%
September 30, 2015	$18.19	$16.15	$19.82	$18.41	(8.38)%	(8.75)%
June 30, 2015	$20.48	$17.99	$20.40	$19.48	(5.83)%	(7.34)%
March 31, 2015	$20.38	$19.06	$20.45	$20.65	(2.46)%	(3.97)%
December 31, 2014	$20.49	$18.87	$19.84	$20.53	(1.31)%	(5.89)%
September 30, 2014	$20.17	$17.39	$21.57	$21.69	(7.14)%	(8.17)%
June 30, 2014	$20.18	$18.08	$21.28	$21.20	(5.17)%	(11.42)%
March 31, 2014	$19.11	$17.58	$21.16	$19.73	(9.69)%	(10.90)%

GPM

			NAV Per Share on Date		Premium/(Discount) on
			of Market Price		Date of Market Price
	Market Price Per Share		High and Low		High and Low

Period Ended	High	Low	High	Low	High	Low
September 30, 2016	$8.30	$7.49	$8.36	$8.16	(0.72)%	(8.21)%
June 30, 2016	$7.81	$7.18	$8.49	$7.71	(8.01)%	(11.79)%
March 31, 2016	$7.35	$6.36	$8.23	$7.42	(10.69)%	(15.09)%
December 31, 2015	$7.91	$7.22	$8.83	$8.06	(10.42)%	(12.27)%
September 30, 2015	$8.56	$7.01	$9.19	$7.83	(4.99)%	(10.70)%
June 30, 2015	$8.83	$8.28	$9.38	$8.85	(5.66)%	(6.76)%
March 31, 2015	$8.72	$8.22	$9.40	$8.81	(6.84)%	(6.70)%
December 31, 2014	$9.10	$8.05	$9.39	$8.58	(2.36)%	(7.36)%
September 30, 2014	$9.60	$8.98	$9.79	$9.24	(1.74)%	(3.44)%
June 30, 2014	$9.64	$8.81	$9.71	$9.10	(0.31)%	(5.57)%
March 31, 2014	$9.18	$8.28	$9.77	$8.90	(5.94)%	(6.97)%

Distributions
     Each Fund pays quarter distributions. GEQ, however, acting pursuant to a SEC exemptive order and with the approval of the Board of GEQ, adopted a managed distribution policy (the “Managed Distribution Policy”) effective with its

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January 31, 2014 distribution. Pursuant to the Managed Distribution Policy, GEQ distributes a fixed amount per share on a quarterly basis to holders of GEQ’s common shares.
     Under the Managed Distribution Policy, GEQ distributes all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Code. If sufficient investment income is not available on a quarterly basis, GEQ distributes capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each quarterly distribution to shareholders is at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code. Shareholders should not draw any conclusions about a fund’s investment performance from the amount of such distributions or from the terms of the Managed Distribution Policy.
     If the Mergers are approved and consummated, the Combined Fund will consider whether to adopt a Managed Distribution Policy. If a Managed Distribution Policy is adopted, the fixed amounts distributed per share would be subject to change at the discretion of the Combined Fund’s Board and may or may not be consistent with the rate currently used by GEQ.
     The tax treatment and characterization of the Combined Fund’s distributions may vary significantly from time to time because of the varied nature of the Combined Fund’s investments. The Combined Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The ultimate tax characterization of the Combined Fund’s distributions made in a calendar or fiscal year cannot be determined until after the end of that fiscal year. As a result, there is a possibility that the Combined Fund may make total distributions during a calendar or fiscal year in an amount that exceeds the Combined Fund’s earnings and profits (as determined for U.S. federal income tax purposes), if any, for the relevant fiscal year and its previously undistributed earnings and profits from prior years, if any. In such situations, the amount by which the Combined Fund’s total distributions exceed its earnings and profits generally will be treated as a tax-free return of capital reducing the amount of a shareholder’s tax basis in such shareholder’s shares, with any amounts exceeding such basis treated as gain from the sale of shares.
     Various factors will affect the level of the Combined Fund’s net investment income, such as its asset mix, its level of retained earnings and the amount of leverage utilized by the Combined Fund and the effects thereof. These factors, among others, may result in the Combined Fund’s level of net investment income being different from the level of net investment income for any of the Target Funds or GPM if the Mergers were not completed. To permit the Combined Fund to maintain more stable quarterly distributions and to the extent consistent with the distribution requirements imposed on regulated investment companies by the Code, the Combined Fund may from time to time distribute less than the entire
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amount earned in a particular period. The income would be available to supplement future distributions. As a result, the distributions paid by the Combined Fund for any particular quarter may be more or less than the amount actually earned by the Combined Fund during that quarter. Undistributed earnings will increase the Combined Fund’s NAV and, correspondingly, distributions from undistributed earnings and from capital, if any, will reduce the Combined Fund’s NAV. Holders of the Combined Fund’s common shares will automatically have all dividends and distributions reinvested in common shares issued by the Combined Fund or common shares of the Combined Fund purchased in the open market in accordance with the Combined Fund’s Dividend Reinvestment Plan, unless an election is made to receive cash. For information concerning the manner in which dividends and distributions to holders of the Combined Fund’s common shares may be reinvested automatically in the Combined Fund’s common shares, see “Dividend Reinvestment Plan” as follows.
Dividend Reinvestment Plan
     Under each Fund’s Dividend Reinvestment Plan (the “Plan”), a common shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by Computershare Trust Company, N.A., which is agent under the Plan (the “Plan Agent”), unless the common shareholder elects to receive cash. Distributions with respect to common shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested in additional common shares under the Plan, unless the broker or nominee does not participate in the Plan or the common shareholder elects to receive distributions in cash. Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare Trust Company, N.A. as dividend disbursing agent. A participant in the Plan who wishes to opt out of the Plan and elect to receive distributions in cash should contact Computershare Trust Company, N.A. in writing at the address specified below or by calling the telephone number specified below.
     Under the Plan, whenever the market price of the common shares is equal to or exceeds net asset value at the time common shares are valued for purposes of determining the number of common shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new common shares from the Fund, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the common shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, the Plan Agent will buy the common shares for the Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Agent will endeavor to terminate purchases in the open market and cause the Fund to issue common shares at the greater of net asset value or 95% of market value if,

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following the commencement of such purchases, the market value of the common shares exceeds net asset value. If the Fund should declare a distribution or capital gains distribution payable only in cash, the Plan Agent will buy the common shares for the Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts. There is no charge from the Fund for reinvestment of dividends or distributions in common shares pursuant to the Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open-market purchases.
     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant.
     In the case of shareholders such as banks, brokers or nominees, which hold common shares for others who are the beneficial owners, and participate in the Plan, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the common shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.
     The automatic reinvestment of dividends and other distributions will not relieve participants of an income tax that may be payable or required to be withheld on such dividends or distributions.
     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent on at least 90 days’ prior written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to the Plan Agent, Computershare, P.O. Box 30170, College Station, TX 77842, Attention: Shareholder Services Department. Participants may also contact Computershare Trust Company, N.A. online at www.computershare.com/investor or by telephone at 1-866-488-3559.
Certain Provisions of the Governing Documents
     The Combined Fund will be governed by the governing documents of GPM Delaware. GPM is currently a Massachusetts business trust, but immediately prior to the consummation of the Mergers will redomesticate to a Delaware statutory trust. The governing documents of GPM Delaware are substantially identical to the governing documents of GGE and GEQ.
     The Combined Fund’s declaration of trust will include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Combined Fund or to change the composition of its Board. This could
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have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Combined Fund. Such attempts could have the effect of increasing the expenses of the Combined Fund and disrupting the normal operation of the Combined Fund.
     The Board of the Combined Fund will be divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of the Combined Fund. Under the governing documents, a director may only be removed from office for cause, and not without cause, and only by action taken by a majority of the remaining Trustees followed by the holders of at least seventy-five percent (75%) of the outstanding shares then entitled to vote in an election of such Trustee.
     The Combined Fund’s declaration of trust will provide that the holders of a majority of the shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the shareholders for purposes of conducting business on such matter. The Combined Fund’s declaration of trust will also require the favorable vote of 66 2/3% of the outstanding shares of capital stock of the Combined Fund to approve any merger or consolidation with any other corporation, association, trust or other organization or sale, lease or exchange all or substantially all of the Fund property, including its goodwill.
     Reference should be made to the declaration of trust of each Fund on file with the SEC and, in the case of GPM Delaware, attached as Appendix C to the SAI, for the full text of these provisions.
Voting Rights
     Voting rights are identical for the shareholders of each Fund. The shareholders of each Fund are entitled to one vote for each share held by them. The shareholders of each Fund do not have any preemptive or preferential right to purchase or subscribe to any shares of such Fund.
     Each Fund’s common shares do not have cumulative voting rights, which means that the holders of more than 50% of a Fund’s common shares voting for the election of directors can elect all of the directors standing for election by such holders, and, in such event, the holders of the Fund’s remaining common shares will not be able to elect any directors.
Appraisal Rights
     Shareholders of each Fund do not have appraisal rights for their common shares in connection with the Mergers because Delaware statutory trust law and each Fund’s governing documents do not provide for appraisal rights.

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Shareholder Information
     As of October 7, 2016, the officers and directors of each Fund, as a group, beneficially owned less than 1% of the outstanding common shares of each such Fund. Unless otherwise indicated, the information set forth below is as of October 7, 2016. To each Fund’s knowledge, no person beneficially owned more than 5% of the Fund’s respective outstanding common shares, except as set forth below.
	Name and Address	Amount and Nature of	Percentage of
Title of Share Class	of Beneficial Owners	Beneficial Ownership	Share Class
GEQ
Common shares	First Trust Portfolios L.P.(a)	1,460,640	16.65%
	First Trust Advisers L.P.
	The Charger Corporation
	120 East Liberty Drive, Suite 400
	Wheaton, Illinois 60187

GPM
Common shares	Advisers Asset Management, Inc.(b)	2,150,680	11.273%
	18925 Base Camp Road,
	Monument, Colorado 80132

(a)	Based on Schedule 13G/A filed with the SEC on January 13, 2016
(b)	Based on Schedule 13G/A filed with the SEC on May 6, 2016
VOTING INFORMATION
General
     A list of the Funds’ shareholders of record as of the Record Date will be available at the shareholder meeting.
Record Date
     The Funds have fixed the close of business on October 7, 2016 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights.
     As of the Record Date, the Funds had the following number of common shares outstanding:
GGE	GEQ	GPM

Quorum
     For GGE and GEQ, the holders of a majority of the shares entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. For GPM, thirty percent (30%) of the shares entitled to vote on the proposals must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. The inspectors of election, who

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may be employees of Guggenheim, will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will generally treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter) as present for purposes of determining a quorum, subject to any applicable rules of the stock exchange on which a Fund’s shares are listed.
Voting Requirements
     Proposal 1: The shareholders of GPM are being asked to approve the Redomestication Plan. Shareholder approval for Proposal 1 requires the affirmative vote of a “majority of the outstanding voting securities” as defined under the 1940 Act (such a majority referred to herein as a “1940 Act Majority”) of GPM. A 1940 Act Majority means the affirmative vote of either (i) 66 2/3% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.
     Proposal 2(A): The shareholders of GGE are being asked to approve the GGE Merger Agreement, including the termination of GGE’s registration under the 1940 Act. Shareholder approval for Proposal 2(A) requires the affirmative vote by a 1940 Act Majority of GGE’s shareholders.
     Proposal 2(B): The shareholders of GEQ are being asked to approve the GEQ Merger Agreement, including the termination of GEQ’s registration under the 1940 Act. Shareholder approval for Proposal 2(B) requires the affirmative vote by a 1940 Act Majority of GEQ’s shareholders.
     Proposal 2(C): The shareholders of GPM are being asked to approve the GGE Merger Agreement, including the issuance of additional common shares of GPM in connection therewith. Shareholder approval for Proposal 2(C) requires the affirmative vote by a 1940 Act Majority of GPM’s shareholders.
     Proposal 2(D): The shareholders of GPM are being asked to approve the GEQ Merger Agreement, including the issuance of additional common shares of GPM in connection therewith. Shareholder approval for Proposal 2(D) requires the affirmative vote by a 1940 Act Majority of GPM’s shareholders.
     GPM’s common shares are listed on the NYSE and the new shares to be issued in connection with the Mergers will be listed on the NYSE. Approval of each Merger Agreement by shareholders of GPM will constitute approval of the common shares to be issued pursuant to such Merger Agreement in accordance with Section 312 of the NYSE Listed Company Manual, which requires a listed company to obtain shareholder approval prior to the issuance of common shares if any transaction or series of transactions would result in an increase by 20% or more in the amount of shares outstanding.

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Proxies
     Whether or not you plan to attend the Special Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your common shares will be represented at the Special Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, common shares are voted in accordance with the proxy card bearing the latest date.
     All common shares represented by properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your common shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Special Meeting, your common shares will be voted at the proxies’ discretion.
     Shareholders who execute proxy cards or record voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Funds a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person. Merely attending the Special Meeting, however, will not revoke any previously submitted proxy.
     If you wish to attend the Special Meeting and vote in person, you will be able to do so. If you intend to attend the Special Meeting in person and you are a record holder of a Fund’s common shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Special Meeting in person and you hold your common shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of common shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your common shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting. You may contact the Funds’ proxy solicitor at 888-567-1626 to obtain directions to the site of the Annual Meeting.
     Broker-dealer firms holding common shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Special Meeting. The Funds understand that, under the rules of the NYSE, the Proposals are not “routine” matters and shareholder instructions are required for broker-dealers to vote a beneficial owner’s shares. Broker-dealers who are not members of the NYSE
77

may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your bank, broker or other nominee so that your votes may be counted.
     Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspector(s) of election appointed for the Special Meeting.
     Abstentions and broker non-votes are not treated as votes “FOR” a proposal. Abstentions and broker non-votes will have the same effect as votes “AGAINST” each proposal.
OTHER MATTERS
Shareholder Proposals
     To be considered for presentation at a shareholder’s meeting, rules promulgated by the SEC generally require that, among other things, a shareholder’s proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. In addition, each Fund’s bylaws provide for advance notice provisions, which require shareholders to give timely notice in proper written form to the Secretary of the Fund. Shareholders should review each Fund’s bylaws for additional information regarding the Funds’ advance notice provisions. The bylaws of GGE, GEQ and GPM were filed with the SEC on March 1, 2016 as part of such Funds’ Form 8-Ks, and shareholders may obtain copies of such documents as described on page ii of this Joint Proxy Statement/Prospectus.
     The timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder’s Fund should send such proposal to the relevant Fund at 227 West Monroe Street, Chicago, IL 60606, Attention: Mark E. Mathiasen.
     Shareholder proposals intended for inclusion in a Fund’s proxy statement in connection with the 2017 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Fund at the Fund’s principal executive offices by November 5, 2016 in order to be considered for inclusion in the Fund’s proxy statement. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement.
     A proposal, other than a proposal submitted pursuant to Rule 14a-8, must be received by the Fund’s Secretary at the Fund’s principal executive offices not earlier than December 7, 2016 and not later than January 6, 2017 (which is also the date after which shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would not be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act). If a proposal is not “timely” within the meaning of Rule 14a-4(c), then the persons named as proxies in the proxies solicited by the Board for the 2017 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.
78

Solicitation of Proxies
     Solicitation of proxies is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about October , 2016. Shareholders of the Funds whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and their affiliates as well as dealers or their representatives may solicit proxies in person or by mail, telephone, fax or the internet. The Funds and the Adviser have retained AST Shareholder Services (“AST”), 448 Wall Street, 22nd Floor, New York, New York 10005, a proxy solicitation firm, to assist with the solicitation of proxies. The cost of AST’s services in connection with the proxy is anticipated to be approximately $35,000, $26,000 and $39,000 for GGE, GEQ and GPM, respectively.
Legal Matters
     Certain legal matters concerning the U.S. federal income tax consequences of the Merger, the Redomestication and the issuance of Acquiring Fund Shares will be passed upon by Skadden, Arps, Slate, Meagher & Flom LLP, which serves as special counsel to the Funds.
Other Matters with Respect to the Special Meeting
     A representative of the Independent Registered Public Accounting Firm may attend the Special Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.
     A list of shareholders entitled to attend and to vote at the meeting will be available in the offices of the Funds, 227 West Monroe Street, Chicago, IL 60606, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the meeting.
     Shareholders and other interested parties may contact the Board or any Trustee by mail. To communicate with the Board or any Trustee, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Secretary of the Fund or Funds at 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606.
Privacy Principles of the Funds
     The Funds are committed to maintaining the privacy of their current and former shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why, in certain cases, the Funds may share such information with select parties.
     Generally, the Funds do not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Funds. The Funds do not disclose any
79

non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
     The Funds restrict access to non-public personal information about its shareholders to employees of the Adviser and its delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Other Information
     The management of the Funds knows of no other matters which are to be brought before the Special Meeting. However, if any other matters not now known properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.
     Failure of a quorum to be present at the Special Meeting may result in an adjournment. The persons named in the enclosed proxy card may also move for an adjournment of any meeting to permit further solicitation of proxies with respect to a Proposal if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the time of the meeting to be adjourned. The chairman of the Special Meeting may also adjourn the Special Meeting. Any adjourned meeting or meetings may be held without the necessity of another notice. The persons named in the enclosed proxy card will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of each Fund’s shareholders. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the meeting.
     The Funds will update certain data regarding the Funds, including performance data, on a monthly basis on its website at www.guggenheiminvestments.com/products/cef. Shareholders are advised to periodically check the website for updated performance information and the release of other material information about the Funds.
     Please vote promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the enclosed instructions to vote by telephone or over the Internet.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on December 7, 2016
This Proxy Statement is available on the Internet at www.proxyvote.com/
80

EXHIBIT A

FINANCIAL HIGHLIGHTS
Guggenheim Enhanced Equity Strategy Fund (GGE)
     The financial highlights table is intended to help you understand the Fund’s financial performance. Except where noted, the information in this table for the fiscal years ended 2015, 2014, 2013, 2012 and 2011 is derived from the Fund’s financial statements and has been audited by Ernst & Young LLP, independent registered public accounting firm for the Fund, whose report on such financial statements, together with the financial statements of the Fund, are included in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2015 and are incorporated by reference into the SAI.
A–1

     This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund performance for the periods presented.

	Period
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2016		October 31,	October 31,	October 31,	October 31,	October 31,
	(Unaudited)		2015	2014	2013	2012	2011
Per Share Data:
Net asset value, beginning of period	$18.38		$19.58	$19.58	$19.31	$18.09	$16.92
Income from investment operations:
Net investment income (loss)(a)	0.08		0.12	(0.26)	(0.15)	(0.15)	0.23
Net gain (loss) on investments (realized and unrealized)	(0.07)		0.62	2.20	2.19	2.62	1.65
Total from investment operations	0.01		0.74	1.94	2.04	2.47	1.88
Less distributions from:
Net investment income	(0.97)		(0.65)	(1.94)	(0.87)	(1.25)	(0.27)
Return of capital	—		(1.29)	—	(0.90)	—	(0.44)
Total distributions to shareholders	(0.97)		(1.94)	(1.94)	(1.77)	(1.25)	(0.71)
Net asset value, end of period	$17.42		$18.38	$19.58	$19.58	$19.31	$18.09
Market value, end of period	$15.52		$16.25	$18.70	$19.13	$17.96	$15.45
Total Return(b)
Net asset value	0.24%		3.94%	10.10%	11.26%	13.99%	11.34%
Market value	1.70%		-2.87%	8.17%	17.47%	25.22%	8.79%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$86,997		$91,796	$97,783	$97,772	$96,454	$90,330
Ratio to average net assets of:
Net investment income	0.93	%(f)	0.62%	(1.29)%	(0.79)%	(0.77)%	1.30%
Total expenses	2.13	%(f)	2.08%	1.88%	1.85%	1.96%	2.32%
Net expenses(c)(d)	2.06	%(f)	2.01%	1.81%	1.78%	1.89%	2.23%
Portfolio turnover rate	7%		381%	566%	651%	645%	267%

A–2

	Period
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2016	October 31,	October 31,	October 31,	October 31,	October 31,
	(Unaudited)	2015	2014	2013	2012	2011
Total Borrowings outstanding (in thousands)	$43,000	$45,000	$43,500	$32,000	$40,000	$26,000
Asset Coverage per $1,000 of indebtedness(e)	$3,023	$3,040	$3,248	$4,055	$3,411	$4,474

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions.

(c)	Net expense information reflects the expense ratios after expense waivers.
(d)	Excluding interest expense, the net operating expense ratios would be:

April 30,	October 31,	October 31,	October 31,	October 31,	October 31,
2016	2015	2014	2013	2012	2011
1.59%	1.58%	1.49%	1.46%	1.55%	1.90%

(e)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.
(f)	Annualized.

A–3

	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
Per share operating performance for a common share	October 31,	October 31,	October 31,		October 31,	October 31,
outstanding throughout the period *	2010	2009	2008		2007	2006
Net asset value, beginning of period	$14.86	$19.65	$113.95		$119.55	$103.10
Income from investment operations
Net investment income(a)	0.49	0.90	6.75		7.70	7.09
Net realized and unrealized gain (loss) on investments, futures, options
and swap transactions	2.15	(4.83)	(92.50)		(4.30)	18.08
Distributions to Preferred Shareholders
From net investment income and return of capital (common share
equivalent basis)	(0.02)	(0.21)	(2.05)		(2.50)	(2.22)
Total from investment operations	2.62	(4.14)	(87.80)		0.90	4.59
Distributions to Common Shareholders
From and in excess of net investment income	(0.56)	(0.65)	(4.73	)(e)	(6.50)	(6.50)
Return of capital	–	–	(1.77	)(e)	–	–
Total distributions to Common Shareholders	(0.56)	(0.65)	(6.50)		(6.50)	(6.50)
Net asset value, end of period	$16.92	$14.86	$19.65		$113.95	$119.55
Market value, end of period	$14.86	$14.25	$14.90		$98.10	$108.05
Total investment return(b)
Net asset value	18.01%	(19.99)%	(81.30)%		0.67%	23.05%
Market value	8.45%	3.50%	(83.31)%		(3.53)%	26.97%
Ratios and supplemental data
Net assets, applicable to common shareholders, end of period (thousands)	$84,493	$134,883	$178,223		$1,034,697	$1,085,306
Preferred Shares, at liquidation value ($25,000 per share liquidation preference) (thousands)	$0	$30,000	$125,000		$425,000	$425,000
Preferred Shares asset coverage per share	$0	$137,402	$60,645		$85,859	$88,842
Ratios to Average Net Assets applicable to Common Shares:
Net operating expense	2.18%	2.66%	1.76%		1.42%	1.47%
Interest expense	0.50%	0.11%	0.00%		0.00%	0.00%
Total net expense	2.68%	2.77%	1.76%		1.42%	1.47%
Fee waiver	0.11%	0.09%	0.00%		0.00%	0.00%

A–4

	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
Per share operating performance for a common share	October 31,		October 31,		October 31,		October 31,		October 31,
outstanding throughout the period *	2010		2009		2008		2007		2006
Total gross expense	2.79	%(c)	2.86	%(c)	1.76	%(c)	1.42	%(c)	1.47%
Net investment income, after fee waiver and effect of dividends to
preferred shares	3.04%		5.38%		6.36%		4.36%		4.40%
Portfolio turnover	26%		172	%(f)	68%		57%		25%
Senior indebtedness
Total borrowings outstanding (in thousands)	$33,000		$30,000		$–		$–		$–
Asset coverage per $1,000 of indebtedness(d)	$3,560		$6,496		$–		$–		$–

*	Reflects 1 for 5 reverse stock split that occurred on June 5, 2009.
N/A	Not applicable
(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns.Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the net impact to the expense ratio would be approximately 0.00% for the year ended October 31, 2010 and the year ended October 31, 2009, and 0.02% for the years ended October 31, 2008, and October 31, 2007. The impact to the expense ratio as a result of investments in other investment companies was not required prior to 2007. As a result, the impact has not been disclosed for the years prior to 2007.

(d)	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total borrowings.
(e)
Subsequent to October 31, 2008, a reclassification was required that resulted in a recharacterization of the distributions for the October 31, 2009, financial reporting period. This resulted in a $0.03 reclassification between distributions paid to common shareholders from and in excess of net investment income and distributions paid to common shareholders from return of capital.

(f)	The increase in the portfolio turnover compared to prior years is the result of the change in the Fund’s Sub-Adviser and the resulting reallocation of the portfolio holdings.

A–5

Guggenheim Equal Weight Enhanced Equity Income Fund (GEQ)
     The financial highlights table is intended to help you understand the Fund’s financial performance. Except where noted, the information in this table is derived from the Fund’s financial statements and has been audited by Ernst & Young LLP, independent registered public accounting firm for the Fund, whose report on such financial statements, together with the financial statements of the Fund, are included in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2015, and are incorporated by reference into the SAI.
A–6

	For the	For the	For the	For the	For the
	Period Ended	Year Ended	Year Ended	Year Ended	Period Ended		Period Ended
	June 30, 2016	December 31,	December 31,	December 31,	December 31,		June 30,
	(unaudited)	2015	2014	2013	2012*		2012(a)
Per Share Data:
Net asset value, beginning of period	$17.99	$20.85	$21.02	$19.07	$19.24		$19.10
Income from investment operations:
Net investment income(b)	0.09	0.13	0.12	0.07	0.12		0.09
Net gain (loss) on investments (realized and unrealized)	0.74	(0.80)	1.46	3.63	0.59		0.97
Total from investment operations	0.83	(0.67)	1.58	3.70	0.71		1.06
Common shares’ offering expenses charged to paid-in-capital	—	—	—	—	—		(0.04)
Less distributions from:
Net investment income	(0.44)	(0.12)	—	(0.05)	(0.11)		(0.42)
Capital gains	—	(2.07)	(1.75)	(0.64)	—		—
Return of capital	—	—	—	(1.06)	(0.77)		(0.46)
Total distributions to shareholders	(0.44)	(2.19)	(1.75)	(1.75)	(0.88)		(0.88)
Net asset value, end of period	$18.38	$17.99	$20.85	$21.02	$19.07		$19.24
Market value, end of period	$16.50	$16.34	$20.42	$18.89	$17.73		$18.61
Total Return(c)
Net asset value	4.65%	(3.48)%	7.87%	20.28%	3.69%		5.30%
Market value	3.73%	(9.79)%	18.40%	17.12%	(0.35)%		(2.57)%
Ratios/Supplemental Data:
Net assets end of period (in thousands)	$161,241	$157,816	$182,851	$184,336	$167,217		$168,444
Ratios to average net assets of:
Net investment income, including interest expense	1.02%	0.64%	0.59%	0.33%	1.25	%(e)	0.71%
Total expenses, including interest expense(g)	1.98%	1.85%	1.71%	1.68%	1.78	%(e)	1.80%
Portfolio Turnover(d)	25%	46%	59%	154%	54%		31%

A–7

	For the	For the	For the	For the	For the
	Period Ended	Year Ended	Year Ended	Year Ended	Period Ended	Period Ended
	June 30, 2016	December 31,	December 31,	December 31,	December 31,	June 30,
	(unaudited)	2015	2014	2013	2012*	2012(a)
Senior Indebtedness:
Total Borrowings outstanding (in thousands)	$49,500	$49,500	$49,500	$23,000	$32,000	$34,000
Asset Coverage per $1,000 of indebtedness(f)	$4,257	$4,188	$4,694	$9,015	$6,226	$5,954

*	Fiscal year end changed from June 30 to December 31.
(a)	Since commencement of operations: October 27, 2011. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported either at net asset value (NAV) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund s Dividend Reinvestment Plan market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year.
(e)	Annualized.
(f)	Calculated by subtracting the Fund s total liabilities (not including borrowings) from the Fund s total assets and dividing by the total borrowings.
(g)	Excluding interest expense, the operating expense ratios would be:

June 30,	December 31,	December 31,	December 31,	December 31,	June 30,
2016	2015	2014	2013	2012*	2012(a)
1.57%	1.56%	1.49%	1.51%	1.54%(e)	1.59%

A–8

Guggenheim Enhanced Equity Income Fund (GPM)
     The financial highlights table is intended to help you understand the Fund’s financial performance. Except where noted, the information in this table for the fiscal years ended 2015, 2014, 2013, 2012 and 2011 is derived from the Fund’s financial statements and has been audited by Ernst & Young LLP, independent registered public accounting firm for the Fund, whose report on such financial statements, together with the financial statements of the Fund, are included in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2015, and are incorporated by reference into the SAI.
A–9

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2016		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2015	2014	2013	2012	2011
Per Share Data:
Net asset value, beginning of period	$8.37		$9.19	$9.47	$8.93	$9.27	$9.64
Income from investment operations:
Net investment income (loss)(a)	0.03		0.06	(0.06)	(0.05)	(0.11)	0.01
Net gain on investments (realized and unrealized)	0.27		0.08	0.74	1.55	0.73	0.58
Total from investment operations	0.30		0.14	0.68	1.50	0.62	0.59
Less distributions from:
Net investment income	(0.48)		(0.53)	(0.96)	(0.69)	(0.96)	(0.96)
Return of capital	—		(0.43)	—	(0.27)	—	—
Total distributions to shareholders	(0.48)		(0.96)	(0.96)	(0.96)	(0.96)	(0.96)
Net asset value, end of period	$8.19		$8.37	$9.19	$9.47	$8.93	$9.27
Market value, end of period	$7.50		$7.68	$8.64	$8.85	$8.20	$8.16
Total Return(b)
Net asset value	3.66%		1.71%	7.36%	17.60%	6.60%	6.78%
Market value	4.07%		0.28%	8.47%	20.27%	11.52%	(2.42)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$156,239		$159,669	$175,241	$180,499	$170,253	$176,668
Ratio to average net assets of:
Total expenses, including interest expense	2.07	%(f)	2.03%	1.83%	1.74%	1.87%	1.79%
Net expenses, including interest expense(c)(d)	1.93	%(f)	1.88%	1.69%	1.61%	1.73%	1.66%
Net investment income, including interest expense	0.76	%(f)	0.69%	(0.69)%	(0.52)%	(1.13)%	0.12%
Portfolio turnover rate	7%		358%	664%	610%	705%	405%

A–10

	Period
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2016	December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)	2015	2014	2013	2012	2011
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$76,000	$80,000	$85,000	$62,500	$62,000	$42,000
Asset Coverage per $1,000 of indebtedness(e)	$3,056	$2,996	$3,062	$3,888	$3,746	$5,206

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Excluding interest expense, the net operating expense ratios for the six months ended June 30, 2016 and the years ended December 31 would be:

June 30,
2016	2015	2014	2013	2012	2011
1.60%(f)	1.44%	1.35%	1.31%	1.38%	1.38%

(d)	Net expense information reflects the expense ratios after expense waivers.
(e)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.
(f)	Annualized.

A–11

	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
Per share operating performance	December 31,		December 31,	December 31,	December 31,	December 31,
for a common share outstanding throughout the period	2010		2009	2008	2007	2006
Net asset value, beginning of period	$9.40		$10.24	$17.79	$18.89	$18.80
Income from investment operations
Net investment income (loss)(a)	(0.01)		0.04	0.05	(0.10)	0.07
Net realized and unrealized gain (loss) on investments, futures, options,
securities sold short, forwards and foreign currency	1.21		0.24	(6.00)	0.60	1.62
Total from investment operations	1.20		0.28	(5.95)	0.50	1.69
Distributions to Common Shareholders
From and in excess of net investment income	(0.50)		–	(0.14)	(1.60)	(1.60)
Return of capital	(0.46)		(1.12)	(1.46)	–	–
Total distributions to common shareholders	(0.96)		(1.12)	(1.60)	(1.60)	(1.60)
Net asset value, end of period	$9.64		$9.40	$10.24	$17.79	$18.89
Market value, end of period	$9.33		$8.52	$7.98	$15.33	$18.33
Total investment return(b)
Net asset value	13.95%		3.51%	-35.09%	2.54%	9.36%
Market value	22.18%		22.85%	-39.88%	-8.45%	21.70%
Ratios and supplemental data
Net assets, end of period (thousands)	$183,257		$178,680	$194,666	$338,072	$359,036
Ratios to Average Net assets applicable to Common Shares:
Net operating expense ratio, including fee waivers	1.57%		1.77%	1.41%	1.50%	1.52%
Interest expense	0.16%		N/A	N/A	N/A	N/A
Dividends paid on securities sold short	0.07%		0.65%	0.85%	1.31%	0.48%
Total net expense ratio	1.80	%(c)	2.42%	2.26%	2.81%	2.00%
Gross operating expense ratio, excluding fee waivers	1.64%		1.77%	1.41%	1.50%	1.52%
Interest expense	0.16%		N/A	N/A	N/A	N/A
Dividends paid on securities sold short	0.07%		0.65%	0.85%	1.31%	0.48%
Total gross expense ratio	1.87	%(c)	2.42%	2.26%	2.81%	2.00%
Net investment income (loss) ratio, including interest expense	-0.15%		0.38%	0.36%	-0.55%	0.39%
Net investment income (loss) ratio, excluding fee waivers and including interest expense	-0.22%		0.38%	0.36%	-0.55%	0.39%
Portfolio turnover	497	%(d)	256%	223%	323%	248%
Senior Indebtedness

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	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Per share operating performance	December 31,	December 31,	December 31,	December 31,	December 31,
for a common share outstanding throughout the period	2010	2009	2008	2007	2006
Total borrowings outstanding (in thousands)	$50,500	N/A	N/A	N/A	N/A
Asset Coverage per $1,000 of indebtedness(e)	$4,629	N/A	N/A	N/A	N/A

N/A	Not applicable
(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions.

(c)
The ratios of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the expense ratios would increase by 0.28% for the year ended December 31, 2010.

(d)	The increase in the portfolio turnover compared to prior years is the result of the change in the Fund’s Sub-Adviser and the resulting reallocation of the portfolio holdings.
(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

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EXHIBIT B
AGREEMENT AND PLAN OF REDOMESTICATION
October 5, 2016
     In order to consummate the reorganization contemplated herein (the “Redomestication”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Guggenheim Enhanced Equity Income Fund, a Massachusetts business trusts a registered diversified closed-end investment company, File No. 811-21681, (the “Predecessor Fund”), and Guggenheim Enhanced Equity Income Fund, a Delaware statutory trust (the “Successor Fund” and together with the Predecessor Fund, the “Funds”) each hereby agree as follows.

1.	REPRESENTATIONS AND WARRANTIES OF THE SUCCESSOR FUND.

The Successor Fund represents and warrants to, and agrees with, the Predecessor Fund that:

(a)
The Successor Fund is a newly created statutory trust duly formed, validly existing and in good standing in conformity with the Delaware Statutory Trust Act (the “DSTA”), and has the power to own all of its assets and to carry out this Agreement. The Successor Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)
The Successor Fund is without assets (other than seed capital) or liabilities, formed for the purpose of receiving the assets of the Predecessor Fund in connection with the Redomestication. Prior to the Closing Date, the Successor Fund shall not have commenced operations and there will be no issued and outstanding shares in the Successor Fund, except shares issued by the Successor Fund to an initial sole shareholder for the purpose of enabling the sole shareholder to take such action as are required to be taken by shareholders under the 1940 Act in connection with establishing a new fund.

(c)
At the Closing Date, the Successor Fund shall succeed the Predecessor Fund’s registration statement filed under the 1940 Act with the SEC and thus will become a diversified, closed-end management investment company duly registered under the 1940 Act.

(d)
The Successor Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Successor Fund’s sole Trustee, and this Agreement constitutes a valid and binding contract

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of the Successor Fund enforceable against the Successor Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e)
There are no material legal, administrative or other proceedings pending or, to the knowledge of the Successor Fund, threatened against it which assert liability on the part of the Successor Fund or which materially affect its financial condition or its ability to consummate the Redomestication. The Successor Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(f)
There are no material contracts outstanding to which the Successor Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in Section 1(i) herein) or that will not otherwise be disclosed to the Predecessor Fund prior to the Valuation Time.

(g)
The Successor Fund is not obligated under any provision of its agreement and declaration of trust or by-laws, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Redomestication.

(h)
The Successor Fund has no known liabilities of a material amount, contingent or otherwise, other than those incurred in connection with the Redomestication. As of the Valuation Time, the Successor Fund will advise the Predecessor Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent already known by the Predecessor Fund.

(i)
No consent, approval, authorization or order of any court or government authority is required for the consummation by the Successor Fund of the Redomestication, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

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(j)
The registration statement filed by the Predecessor Fund on Form N-14, which includes the proxy statement of the Predecessor Fund with respect to the transactions contemplated herein (the “Joint Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Successor Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Successor Fund for use in the N-14 Registration Statement.

(k)
The Successor Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Successor Fund have been adequately provided for on its books, and no tax deficiency or liability of the Successor Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(l)
The Successor Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.01 per share (the “Successor Fund Common Shares”). Each outstanding Successor Fund Common Share is fully paid and nonassessable and has the voting rights provided by the Successor Fund’s agreement and declaration of trust and applicable law.

(m)	The books and records of the Successor Fund made available to the Predecessor Fund and/or its counsel are substantially true and

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correct and contain no material misstatements or omissions with respect to the operations of the Successor Fund.

(n)
The Successor Fund Common Shares to be issued to the Predecessor Fund Shareholders pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, except as provided by the Successor Fund’s agreement and declaration of trust or applicable law, and no Successor Fund shareholder will have any preemptive right of subscription or purchase in respect thereof.

(o)
At or prior to the Closing Date, the Successor Fund Common Shares to be transferred to the Predecessor Fund for distribution to the Predecessor Fund Shareholders on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such Successor Fund Common
Shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(p)
At or prior to the Closing Date, the Successor Fund will have obtained any and all regulatory, board and shareholder approvals necessary to issue the Successor Fund Common Shares to the Predecessor Fund Shareholders.

(q)	The Successor Fund has elected to qualify as a regulated investment company (“RIC”) within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”).

2.	REPRESENTATIONS AND WARRANTIES OF THE PREDECESSOR FUND.

The Predecessor Fund represents and warrants to, and agrees with, the Successor Fund that:

(a)
The Predecessor Fund is a business trust duly formed, validly existing and in good standing in conformity with the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out this Agreement. The Predecessor Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)
The Predecessor Fund is duly registered under the 1940 Act as a diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

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(c)
The Predecessor Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of the consummation of the Redomestication, to the approval and adoption of this Agreement by the Predecessor Fund Shareholders as described in Section 8(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Predecessor Fund’s Board of Trustees and this Agreement constitutes a valid and binding contract of the Predecessor Fund enforceable against the Predecessor Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d)
The Predecessor Fund has provided or made available (including by electronic format) to the Successor Fund the most recent audited annual financial statements of the Predecessor Fund which have been prepared in accordance with US GAAP consistently applied and have been audited by Ernst & Young LLP, and such statements fairly present the financial condition and the results of operations of the Predecessor Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Predecessor Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(e)
An unaudited statement of assets, capital and liabilities of the Predecessor Fund and an unaudited schedule of investments of the Predecessor Fund, each as of the Valuation Time (together, the “Predecessor Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Successor Fund at or prior to the Closing Date, for the purpose of determining the number of Successor Fund Common Shares to be issued to the Predecessor Fund Shareholders pursuant to Section 3 of this Agreement; the Predecessor Fund Closing Financial Statements will fairly present the financial position of the Predecessor Fund as of the Valuation Time in conformity with US GAAP consistently applied.

(f)
There are no material legal, administrative or other proceedings pending or, to the knowledge of the Predecessor Fund, threatened against it which assert liability on the part of the Predecessor Fund or which materially affect its financial condition or its ability to consummate the Redomestication. The Predecessor Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions

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of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g)
There are no material contracts outstanding to which the Predecessor Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Successor Fund prior to the Valuation Time.

(h)
The Predecessor Fund is not obligated under any provision of its agreement and declaration of trust or by-laws, each as amended to the date hereof, or a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Redomestication.

(i)
The Predecessor Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Predecessor Fund’s Annual Report for the year ended December 31, 2015, those incurred since the date thereof in the ordinary course of its business as an investment company and those incurred in connection with the Redomestication. As of the Valuation Time, the Predecessor Fund will advise the Successor Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Predecessor Fund Closing Financial Statements or to the extent already known by the Successor Fund.

(j)
At both the Valuation Time and the Closing Date, the Predecessor Fund will have full right, power and authority to sell, assign, transfer and deliver the Predecessor Fund Investments. As used in this Agreement, the term “Predecessor Fund Investments” shall mean (i) the investments of the Predecessor Fund shown on the schedule of its investments as of the Valuation Time furnished to the Successor Fund; and (ii) all other assets owned by the Predecessor
Fund or liabilities incurred as of the Valuation Time. At the Closing Date, subject only to the obligation to deliver the Predecessor Fund Investments as contemplated by this Agreement, the Predecessor Fund will have good and marketable title to all of the Predecessor Fund Investments, and the Successor Fund will acquire all of the Predecessor Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Predecessor Fund Investments or materially affect title thereto).

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(k)
No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Predecessor Fund of the Redomestication, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(l)
The N-14 Registration Statement, on its effective date, at the time of the Predecessor Fund Shareholders meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Predecessor Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Predecessor Fund for use in the N-14 Registration Statement.

(m)
The Predecessor Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Predecessor Fund have been adequately provided for on its books, and no tax deficiency or liability of the Predecessor Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(n)
The Predecessor Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.01 per share (the “Predecessor Fund Common Shares”). Each outstanding Predecessor Fund Common Share is fully paid and nonassessable, except as provided by the Predecessor Fund’s agreement and declaration of trust, and has the voting rights provided by the

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Predecessor Fund’s agreement and declaration of trust and applicable law.

(o)	All of the issued and outstanding Predecessor Fund Common Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

(p)
The Predecessor Fund will not sell or otherwise dispose of any of the Successor Fund Common Shares to be received in the Redomestication, except in distribution to Predecessor Fund Shareholders as provided in Section 3 of this Agreement.

(q)
The books and records of the Predecessor Fund made available to the Successor Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Predecessor Fund.

(r)
The Predecessor Fund has elected to qualify and has qualified as a RIC within the meaning of Section 851 of the Code for each of its taxable years since its inception, and the Predecessor Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

3.	THE REDOMESTICATION.

(a)
Subject to receiving the requisite approvals of the Predecessor Fund Shareholders, and to the other terms and conditions contained herein, and in accordance with the applicable law, the Predecessor Fund agrees to convey, transfer and deliver to the Successor Fund and the Successor Fund agrees to acquire from the Predecessor Fund, on the Closing Date, all of the Predecessor Fund Investments (including interest accrued as of the Valuation Time on debt instruments), and assume all of the liabilities of the Predecessor Fund, in exchange for that number of Successor Fund Common Shares provided in Section 4 of this Agreement. The existence of the Successor Fund shall continue unaffected and unimpaired by the Redomestication and it shall be governed by the DSTA.

(b)
Prior to the Closing Date, the Predecessor Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Successor Fund may pay amounts in respect of such

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distributions (“UNII Distributions”) on behalf of the Predecessor Fund to the Predecessor Fund Shareholders entitled to receive such UNII Distributions after the Closing Date as an agent out of cash or other short-term liquid assets maturing prior to the payment date of the UNII Distributions acquired from the Predecessor Fund in the Redomestication, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the UNII Distributions.

(c)
Subject to receiving the requisite approvals of the Predecessor Fund Shareholders, but before the Closing Date, a duly authorized officer of the Predecessor Fund shall cause the Predecessor Fund, as the sole shareholder of the Successor Fund, to (i) elect the Trustees of the Successor Fund; (ii) ratify the selection of the Successor Fund’s independent auditors; (iii) approve the investment advisory and sub-advisory agreements for the Successor Fund in substantially the same form as the investment advisory and sub-advisory agreements in effect with respect to the Predecessor Fund immediately prior to the Closing; and (iv) implement any actions approved by the shareholders of the Predecessor Fund at a meeting of shareholders scheduled for December 7, 2016 including, without limitation, if applicable, a merger with other closed-end funds in the Guggenheim Fund complex.

(d)
Pursuant to this Agreement, as soon as practicable, and in no event more than 48 hours, exclusive of Sundays and holidays, after the Closing Date, the Predecessor Fund will distribute all Successor Fund Common Shares received by it to its shareholders in exchange for their Predecessor Fund Common Shares. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Successor Fund in the names of and in the amounts due to the Predecessor Fund Shareholders based on their respective holdings in the Predecessor Fund as of the Valuation Time.

(e)
The Valuation Time shall be at the close of business of the New York Stock Exchange on the business day immediately preceding the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing by the Funds (the “Valuation Time”).

(f)
The Predecessor Fund will pay or cause to be paid to the Successor Fund any interest the Predecessor Fund receives on or after the Closing Date with respect to any of the Predecessor Fund Investments transferred to the Successor Fund hereunder.

(g)	Recourse for liabilities assumed from the Predecessor Fund by the Successor Fund in the Redomestication will be limited to the net assets acquired by the Successor Fund. The known liabilities of the

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Predecessor Fund, as of the Valuation Time, shall be confirmed to the Successor Fund pursuant to Section 2(i) of this Agreement.

(h)
The Predecessor Fund will be terminated as soon as practicable following the Closing Date by dissolving under the laws of the Commonwealth of Massachusetts and will withdraw its authority to do business in any state where it is registered. After the Closing Date, the Predecessor Fund shall not conduct any business except in connection with its dissolution and except as provided in Section 3(c) of this Agreement.

(i)
For U.S. federal income tax purposes, the parties to this Agreement intend that (i) the Redomestication qualify as a reorganization within the meaning of Section 368(a) of the Code, (ii) this Agreement constitutes a plan of reorganization within the meaning of U.S. Treasury Regulations Section 1.368-2(g), and (iii) the parties to this Agreement will each be a party to such reorganization within the meaning of Section 368(b) of the Code.

4.	ISSUANCE AND VALUATION OF THE SUCCESSOR FUND COMMON SHARES IN THE REDOMESTICATION

(a)
The net asset value per share of Successor Fund Common Shares issued in exchange for the Predecessor Fund Investments, shall be equal to the net asset value per share of the Predecessor Fund Common Shares on the Closing Date, and the number of such Successor Fund Common Shares shall equal the number of full and fractional Predecessor Fund Common Shares outstanding on the Closing Date.

(b)
The net asset value of the Predecessor Fund, the values of its assets and the amounts of its liabilities shall be determined as of the Valuation Time in accordance with the regular procedures of the investment adviser, and no formula will be used to adjust the net asset value so determined to take into account differences in realized and unrealized gains and losses.

     Such valuation and determination shall be made by the Predecessor Fund in cooperation with the Successor Fund and shall be confirmed in writing by the Predecessor Fund to the Successor Fund. The net asset value per share of the Predecessor Fund Common Shares shall be determined in accordance with such procedures and the Predecessor Fund shall certify the computations involved.
     For purposes of determining the net asset value per share of Predecessor Fund Common Shares and the Successor Fund Common Shares, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) shall be divided by the total number of Predecessor Fund Common Shares or Successor Fund Common Shares, as the case may be, outstanding at such time.
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(c)
The Successor Fund shall issue to the Predecessor Fund book entry interests for the Successor Fund Common Shares registered in the name of the Predecessor Fund. The Predecessor Fund shall then distribute the Successor Fund Common Shares to the holders of Predecessor Fund Common Shares by redelivering the book entry interests evidencing ownership of the Successor Fund Common Shares to the transfer agent and registrar for the Successor Fund Common Shares, for distribution to the holders of Predecessor Fund Common Shares on the basis of each such holder’s proportionate interest in the Predecessor Fund Common Shares. With respect to any Predecessor Fund Shareholders holding certificates evidencing ownership of Predecessor Fund Common Shares as of the Closing Date, and subject to the Successor Fund being informed thereof in writing by the Predecessor Fund, the Successor Fund will not permit such Predecessor Fund Shareholder to receive new book entry interests of the Successor Fund Common Shares, until notified by the Predecessor Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Predecessor Fund Common Shares or, in the event of lost certificates, posted adequate bond. The Predecessor Fund, at its own expense, will request its Predecessor Fund Shareholders to surrender their outstanding certificates evidencing ownership of Predecessor Fund Common Shares or post adequate bond therefor.

(d)
No fractional shares of Successor Fund Common Shares will be issued to holders of Predecessor Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Successor Fund’s transfer agent will aggregate all fractional Successor Fund Common Shares to be issued in connection with the Redomestication (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Successor Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon surrender of such holder’s certificates representing Successor Fund Common Shares.

5.	PAYMENT OF EXPENSES.

(a)
The Predecessor Fund will bear all expenses incurred in connection with the Redomestication, including but not limited to, costs related to the preparation and distribution of materials distributed to the Successor Fund’s Trustees and the Predecessor Fund’s Board of Trustees, expenses incurred in connection with the preparation of the Agreement and Plan of Redomestication, the preparation and filing of any documents required by such Fund’s state of organization, the preparation and filing of the N-14 Registration Statement with the

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U.S. Securities and Exchange Commission (“SEC”), the printing and distribution of the Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, the SEC, state securities commission and secretary of state filing fees and legal and audit fees in connection with the Redomestication, legal fees incurred preparing each Fund’s board materials, attending each Fund’s board meetings and preparing the minutes, audit fees associated with the Predecessor Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Redomestication, which will be borne directly by the Funds. Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Redomestication.

(b)
If for any reason the Redomestication is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and the Predecessor Fund shall be responsible for all expenses incurred in connection with the Redomestication.

6.	COVENANTS OF THE FUNDS.

(a)	COVENANTS OF EACH FUND.

(i)	Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

(ii)
Each of the Funds agrees that by the Closing Date all of its U.S. federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(iii)
The intention of the parties is that the transaction contemplated by this Agreement will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Neither the Successor Fund nor the Predecessor Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Successor Fund and the Predecessor Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), special counsel to the

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Funds, to render the tax opinion required herein (including, without limitation, each party's execution of representations reasonably requested by and addressed to Skadden).

(iv)
In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Successor Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Predecessor Fund for each of such Fund’s taxable periods ending on or before the Closing Date.

	(v)	Each Fund shall use reasonable efforts to obtain all requisite consents and approvals necessary to consummate the Redomestication.

(b)		COVENANTS OF THE SUCCESSOR FUND.

	(i)	The Successor Fund has no plan or intention to sell or otherwise dispose of the Predecessor Fund Investments, except for dispositions made in the ordinary course of business.

(ii)
The Successor Fund shall use reasonable efforts to cause the Successor Fund Common Shares to be issued in the Redomestication to be approved for listing on the New York Stock Exchange prior to the Closing Date.

(iii)
The Successor Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Joint Proxy Statement/Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

	(c)	COVENANTS OF THE PREDECESSOR FUND.

(i)		The Predecessor Fund will file the N-14 Registration Statement with the SEC and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the
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N-14 Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(ii)
The Predecessor Fund agrees that following the consummation of the Redomestication, it will dissolve in accordance with the laws of the Commonwealth of Massachusetts and any other applicable law, it will not make any distributions of any Successor Fund Common Shares other than to its shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Successor Fund, if any, and on and after the Closing Date it shall not conduct any business except in connection with its termination.

(iii)
The Predecessor Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Joint Proxy Statement/Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(iv)
After the Closing Date, the Predecessor Fund shall prepare, or cause its agents to prepare, any U.S. federal, state or local tax returns required to be filed by such Predecessor Fund with respect to its final taxable year ending with its complete liquidation and dissolution and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Predecessor Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Predecessor Fund to the extent such expenses have been accrued by such Predecessor Fund in the ordinary course without regard to the Redomestication; any excess expenses shall be paid from a liability reserve established to provide for the payment of such expenses.

7.	CLOSING DATE.

	(a)	The closing of the Redomestication (the “Closing”) shall occur prior to the opening of the New York Stock Exchange at the offices of Guggenheim Funds Investment Advisers, LLC, 227 West Monroe

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Street, 7th Floor, Chicago, Illinois 60606, or at such other time or location as may be mutually agreed to by the Funds, on the next full business day following the Valuation Time to occur after the satisfaction or waiver of all of the conditions set forth in Sections 8 and 9 of this Agreement (other than the conditions that relate to actions to be taken, or documents to be delivered at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at Closing), or at such other time and date as may be mutually agreed to by the Funds (such date, the “Closing Date”).

(b) On the Closing Date, the Predecessor Fund shall deliver its assets that are to be transferred, together with any other Predecessor Fund Investments, to the Successor Fund, and the Successor Fund shall issue the Successor Fund Common Shares as provided in this Agreement. To the extent that any Predecessor Fund Investments, for any reason, are not transferable on the Closing Date, the Predecessor Fund shall cause such Predecessor Fund Investments to be transferred to the Successor Fund’s account with its custodian at the earliest practicable date thereafter.

(c)
The Predecessor Fund will deliver to the Successor Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Predecessor Fund Investments delivered to the Successor Fund hereunder.

(d)
As soon as practicable after the close of business on the Closing Date, the Predecessor Fund shall deliver or make available to (including by electronic format) the Successor Fund a list of the names and addresses of all of the Predecessor Fund Shareholders of record on the Closing Date and the number of Predecessor Fund Common Shares owned by each such Predecessor Fund Shareholder, certified to the best of its knowledge and belief by the transfer agent for the Predecessor Fund Common Shares or by the Predecessor Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, or Secretary or any Assistant Secretary.

8.	CONDITIONS OF THE PREDECESSOR FUND.

The obligations of the Predecessor Fund hereunder shall be subject to the following conditions:

(a)
That this Agreement shall have been approved by at least two-thirds of the members of the Board of Trustees of the Predecessor Fund and by the affirmative vote of the Predecessor Fund Shareholders representing a 1940 Act Majority (as defined below) of the outstanding common shares entitled to vote on this Agreement. A

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“1940 Act Majority” means the affirmative vote of either (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares, whichever is less.

(b)
That the Successor Fund shall have delivered (including in electronic format) to the Predecessor Fund (i) a copy of the resolutions approving this Agreement and the issuance of additional Successor Fund Common Shares in connection with the Redomestication adopted by the Board of Trustees of the Successor Fund, (ii) a certificate setting forth the vote of the Successor Fund Shareholders approving the Redomestication, including the issuance of additional Successor Fund Common shares in connection with the Redomestication, and (iii) a certificate certifying that the Successor Fund has received all requisite consents and approvals necessary to consummate the Redomestication, each certified by the Successor Fund’s Secretary.

(c)
That the Successor Fund shall have furnished to the Predecessor Fund a certificate signed by the Successor Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Successor Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Successor Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d)	That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)
That the Predecessor Fund shall have received the opinion of Skadden, special counsel for the Successor Fund, dated as of the Closing Date, addressed to the Predecessor Fund, that substantively provides the following:

(i)
based solely on its review of a certificate, and a bringdown verification thereof, dated as of the Closing Date, from the Secretary of State of the State of Delaware with respect to the Successor Fund’s existence and good standing in the State of Delaware, the Successor Fund is validly existing and in good standing under the DSTA;

	(ii)	the Successor Fund has the statutory trust power and authority to execute, deliver and perform all of its obligations under this Agreement under the DSTA;

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(iii)	this Agreement has been duly authorized, executed and delivered by all requisite statutory trust action on the part of the Successor Fund under the DSTA;

(iv)	this Agreement constitutes a valid and binding obligation of the Successor Fund, enforceable against the Successor Fund in accordance with its terms under the laws of the State of Delaware;

(v)
neither the execution and delivery by the Successor Fund of this Agreement nor the performance by the Successor Fund of its obligations under this Agreement (i) conflicts with the agreement and declaration of trust or by-laws of the Successor Fund; (ii) constitutes a material violation of, or a default under, any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Successor Fund; (iii) contravenes any material judgment, order or decree of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Successor Fund; or (iv) violates the 1940 Act or any law, rule or regulation of the State of Delaware;

(vi)
neither the execution and delivery by the Successor Fund of this Agreement nor the enforceability of this Agreement against the Successor Fund requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under the 1940 Act or any law, rule or regulation of the State of Delaware, except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made; and

(vii)
when the Successor Fund Common Shares have been duly entered into the share record books of the Successor Fund and issued and delivered to the Predecessor Fund Shareholders in accordance with the terms of this Agreement, the issuance of the Successor Fund Common shares will have been duly authorized by all requisite statutory trust action on the part of the Successor Fund under the DSTA, and the Successor Fund Common Shares will be validly issued and fully paid, and under the DSTA, the Predecessor Fund Shareholders will have no obligation to make further payments for the Successor Fund Common Shares or contributions to the Successor Fund solely by reason of their ownership of the Successor Fund Common Shares (except as provided for in the Successor Fund’s

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agreement and declaration of trust or applicable law and except for their obligation to repay any funds wrongfully distributed to them).

(f)
That the Predecessor Fund shall have obtained an opinion from Skadden, special counsel for the Successor Fund, dated as of the Closing Date, addressed to the Predecessor Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(g)
That all proceedings taken by the Successor Fund and its counsel in connection with the Redomestication and all documents incidental thereto shall be satisfactory in form and substance to the Predecessor Fund.

(h)
That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Successor Fund, be contemplated by the SEC.

9.	CONDITIONS OF THE SUCCESSOR FUND.

The obligations of the Successor Fund hereunder shall be subject to the following conditions:

(a)
That this Agreement and the issuance of additional Successor Fund Common Shares in connection with the reorganization shall have been approved by the Trustees of the Successor Fund and by the affirmative vote of the Successor Fund Shareholders representing a 1940 Act Majority of the outstanding common shares entitled to vote on this Agreement.

	(b)	That the Predecessor Fund shall have delivered (including in electronic format) to the Successor Fund (i) a copy of the resolutions approving this Agreement adopted by the Board of Trustees of the Predecessor Fund, (ii) a certificate setting forth the vote of the Predecessor Fund Shareholders approving the Redomestication and (iii) a certificate certifying that the Predecessor Fund has received all requisite consents and approvals necessary to consummate the Redomestication, each certified by the Predecessor Fund’s Secretary.

	(c)	That the Predecessor Fund shall have provided or made available (including by electronic format) to the Successor Fund the Predecessor Fund Closing Financial Statements, together with a schedule of the Predecessor Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Predecessor Fund’s behalf by its Chief Executive

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Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by Predecessor Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Predecessor Fund since the date of the Predecessor Fund’s most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Predecessor Fund Investments since that date or changes in the market value of the Predecessor Fund Investments.

(d)
That the Predecessor Fund shall have furnished to the Successor Fund a certificate signed by the Predecessor Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Predecessor Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Predecessor Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(e)	That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f)
That the Successor Fund shall have received the opinion of Skadden, special counsel for the Predecessor Fund, dated as of the Closing Date, addressed to the Successor Fund, that substantively provides the following:

(i)
 based solely on its review of a certificate, and a bringdown verification thereof, dated as of the Closing Date, from the Secretary of State of the Commonwealth of Massachusetts with respect to the Predecessor Fund’s existence and good standing in the Commonwealth of Massachusetts, the Predecessor Fund is validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

	(ii)	the Predecessor Fund is registered with the SEC as a closed-end management investment company under the 1940 Act;

	(iii)	the Predecessor Fund has the business trust power and authority to execute, deliver and perform all of its obligations under this Agreement under the laws of the Commonwealth of Massachusetts;

	(iv)	this Agreement has been duly authorized, executed and delivered by all requisite statutory trust action on the part of
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the Predecessor Fund under the laws of the Commonwealth of Massachusetts;

(v)
this Agreement constitutes a valid and binding obligation of the Predecessor Fund, enforceable against the Predecessor Fund in accordance with its terms under the laws of the Commonwealth of Massachusetts;

(vi)
neither the execution and delivery by the Predecessor Fund of this Agreement nor the performance by the Predecessor Fund of its obligations under this Agreement (i) conflicts with the agreement and declaration of trust or by-laws of the Predecessor Fund; (ii) constitutes a material violation of, or a default under, any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Predecessor Fund; (iii) contravenes any material judgment, order or decree of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Predecessor Fund; or (iv) violates the 1940 Act or any law, rule or regulation of the State of Delaware; and

(vii)
neither the execution and delivery by the Predecessor Fund of this Agreement nor the enforceability of this Agreement against the Predecessor Fund requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under the 1940 Act or any law, rule or regulation of the State of Delaware except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made.

(g)
That the Successor Fund shall have obtained an opinion from Skadden, special counsel for the Predecessor Fund, dated as of the Closing Date, addressed to the Successor Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(h)
That all proceedings taken by the Predecessor Fund and its counsel in connection with the Redomestication and all documents incidental thereto shall be satisfactory in form and substance to the Successor Fund.

(i)
That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Predecessor Fund, be contemplated by the SEC.

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(j)
That prior to the Closing Date, the Predecessor Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Successor Fund may pay amounts in respect of such UNII Distributions on behalf of the Predecessor Fund to the Predecessor Fund Shareholders entitled to receive such UNII Distributions after the Closing Date as an agent out of cash or other short-term liquid assets maturing prior to the payment date of the UNII Distributions acquired from the Predecessor Fund in the Redomestication, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the UNII Distributions.

10.	TERMINATION, POSTPONEMENT AND WAIVERS.

(a)
Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Redomestication abandoned at any time (whether before or after adoption thereof by the shareholders of the Predecessor Fund) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Trustees of the Predecessor Fund and the sole Trustee of the Successor Fund; (ii) by the Board of Trustees of the Predecessor Fund if any condition of Predecessor Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board of Trustees; and (iii) by the sole Trustee of the Successor Fund if any condition of the Successor Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such sole Trustee.

(b)
If the transactions contemplated by this Agreement have not been consummated by May 31, 2017 this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Trustees of the Successor Fund and the Predecessor Fund.

(c)
In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or its respective directors, trustees, officers, agents or shareholders in respect of this Agreement other than with respect to Section 11 and

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payment by each Fund of its respective expenses incurred in connection with the Redomestication.

(d)
At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of the Predecessor Fund or the sole Trustee of the Successor Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board of Trustees or sole Trustee after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken; provided, however, that in no event shall the receipt of the opinions referred to in Section 8(f) and 9(g) be waived.

(e)
The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Redomestication, and neither the Funds, nor any of their respective officers, directors, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, trustee, agent or shareholder of either of the Funds against any liability to the entity for which that officer, director, trustee, agent or shareholder so acts or to its shareholders, to which that officer, director, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

(f)
If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Trustees of the Successor Fund and the Board of Trustees of the Predecessor Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the Predecessor Fund Shareholders unless such terms and conditions shall result in a change in the method of computing the number of Successor Fund Common Shares to be issued to the Predecessor Fund Shareholders, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the Predecessor Fund Shareholders prior to the meeting at which the Redomestication shall have been approved, this Agreement shall not be consummated and shall terminate unless the Predecessor Fund promptly shall call a special meeting of the Predecessor Fund Shareholders at which such conditions so imposed shall be submitted for approval.

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11.	INDEMNIFICATION.

(a)
Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, directors, trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b)
The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party

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arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.	OTHER MATTERS.

(a)
All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b)
All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Predecessor Fund and Successor Fund shall be addressed to Guggenheim Enhanced Equity Income Fund, c/o Guggenheim Funds Investment Advisers, LLC, 227 West Monroe Street, Chicago, Illinois 60606, Attention: Mark E. Mathiasen, Secretary of the Funds, or at such other address and to the attention of such other person as the Funds may designate by written notice to the other. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c)
This Agreement supersedes all previous correspondence and oral communications between the Funds regarding the Redomestication, constitutes the only understanding with respect to the Redomestication, may not be changed except by a letter of agreement signed by each Fund and shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed in said state.

(d)
This Agreement may be amended or modified by the parties hereto prior to the Closing Date, by action taken or authorized by their respective Boards of Trustees or sole Trustee, as applicable, at any time before or after adoption of this Agreement and approval of the Redomestication by the Predecessor Fund Shareholders, but, after any such adoption and approval, no amendment or modification shall be made which by law requires further approval by such

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shareholders without such further approval. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the Funds.

(e)
This Agreement is not intended to confer upon any person other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations or liabilities hereunder. If any provision of this Agreement shall be held or made invalid by statute rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to such extent, the provisions of this Agreement shall be deemed severable provided that this Agreement shall be deemed modified to give effect to the fullest extent permitted under applicable law to the intentions of the party as reflected by this Agreement prior to the invalidity of such provision.

(f)	It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective directors, trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund. The execution and delivery of this Agreement has been authorized by the Boards of Trustees of the Successor Fund and the Predecessor Fund and signed by an authorized officer of each of the Successor Fund and the Predecessor Fund, acting as such, and neither such authorization by such Board of Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund.

(g)	This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

[Remainder of Page Intentionally Left Blank]
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     IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.
     GUGGENHEIM ENHANCED EQUITY INCOME FUND, a Massachusetts business trust

By: /s/ Mark E. Mathiasen
Name: Mark E. Mathiasen
Title: Secretary
     GUGGENHEIM ENHANCED EQUITY INCOME FUND, a Delaware statutory trust

By: /s/ Mark E. Mathiasen
Name: Mark E. Mathiasen
Title: Secretary
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EXHIBIT C
FORM OF AGREEMENT AND PLAN OF MERGER
October 5, 2016
     In order to consummate the reorganization contemplated herein (the “Merger”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, ____________, a registered [non-]diversified closed-end investment company, File No. 811-_________, (the “Target Fund”) and Guggenheim Enhanced Equity Income Fund, a Delaware statutory trust and a registered diversified closed-end investment company, File No. 811-21681 (the “Acquiring Fund” and together with the Target Fund, the “Funds”), each hereby agree as follows. The predecessor to the Acquiring Fund, a Massachusetts business trust (the “Predecessor Acquiring Fund”) joints this agreement solely for the purpose of making the representations in Paragraph 1 and agreeing to be bound by Paragraphs 6(a) and 6(b)(i), 6(b)(iv) and 6(b)(v).
1.	REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

The Acquiring Fund and the Predecessor Acquiring Fund represent and warrant to, and agree with, the Target Fund that:

(a)
The Acquiring Fund is a statutory trust duly formed, validly existing and in good standing in conformity with the Delaware Statutory Trust Act (the “DSTA”), and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)
The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(c)
The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of the consummation of the Merger, to the approval and adoption of this Agreement by the common shareholders of the Acquiring Fund (the “Acquiring Fund Shareholders”) as described in Section 9(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Acquiring Fund’s Board of Trustees, and this Agreement constitutes a valid and binding contract of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and

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similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d)
The Acquiring Fund has provided or made available (including by electronic format) to the Target Fund the most recent audited annual financial statements of the Acquiring Fund, which have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”) consistently applied and have been audited by Ernst & Young LLP, each Fund’s independent registered public accounting firm, and such statements fairly present the financial condition and the results of operations of the Acquiring Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(e)
An unaudited statement of assets, capital and liabilities of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 3(e) herein) (together, the “Acquiring Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Common Shares (as defined in Section 1(m) herein) to be issued to the Target Fund shareholders (the “Target Fund Shareholders”) pursuant to Section 3 of this Agreement; the Acquiring Fund Closing Financial Statements will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity US GAAP consistently applied.

(f)
There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Merger. The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g)
There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in Section 1(k) herein) or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

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(h)
The Acquiring Fund is not obligated under any provision of its agreement and declaration of trust or by-laws, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Merger.

(i)
The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Acquiring Fund’s Annual Report for the year ended December 31, 2015, those incurred since the date thereof in the ordinary course of its business as an investment company, and those incurred in connection with the Merger. As of the Valuation Time, the Acquiring Fund will advise the Target Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Acquiring Fund Closing Financial Statements or to the extent already known by the Target Fund.

(j)
No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Merger, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(k)
The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement of the Target Fund and the Acquiring Fund with respect to the transactions contemplated herein (the “Joint Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a

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material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(l)
The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(m)
The Acquiring Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.01 per share (the “Acquiring Fund Common Shares”). Each outstanding Acquiring Fund Common Share is fully paid and nonassessable, except as provided by the Acquiring Fund’s agreement and declaration of trust, and has the voting rights provided by the Acquiring Fund’s agreement and declaration of trust and applicable law.

(n)
The books and records of the Acquiring Fund made available to the Target Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(o)
The Acquiring Fund Common Shares to be issued to the Target Fund Shareholders pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, except as provided by the Acquiring Fund’s agreement and declaration of trust or applicable law, and no Acquiring Fund Shareholder will have any preemptive right of subscription or purchase in respect thereof.

(p)	At or prior to the Closing Date, the Acquiring Fund Common Shares to be transferred to the Target Fund for distribution to the Target Fund Shareholders on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be
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a sufficient number of such Acquiring Fund Common Shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(q)
At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, board and shareholder approvals necessary to issue the Acquiring Fund Common Shares to the Target Fund Shareholders.

(r)
The Acquiring Fund has elected to qualify and has qualified as a regulated investment company (“RIC”) within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) for each of its taxable years since its inception, and the Acquiring Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

2.	REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.

The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a)
The Target Fund is a statutory trust duly formed, validly existing and in good standing in conformity with the DSTA, and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)
The Target Fund is duly registered under the 1940 Act as a [non-]diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c)
The Target Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of consummation of the Merger, to the approval and adoption of this Agreement by the Target Fund Shareholders as described in Section 8(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Target Fund’s Board of Trustees and this Agreement constitutes a valid and binding contract of the Target Fund enforceable against the Target Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

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(d)
The Target Fund has provided or made available (including by electronic format) to the Acquiring Fund the most recent audited annual financial statements of the Target Fund which have been prepared in accordance with US GAAP consistently applied and have been audited by Ernst & Young LLP, and such statements fairly present the financial condition and the results of operations of the Target Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(e)
An unaudited statement of assets, capital and liabilities of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time (together, the “Target Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Acquiring Fund at or prior to the Closing Date, for the purpose of determining the number of Acquiring Fund Common Shares to be issued to the Target Fund Shareholders pursuant to Section 3 of this Agreement; the Target Fund Closing Financial Statements will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with US GAAP consistently applied.

(f)
There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Merger. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g)
There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(h)
The Target Fund is not obligated under any provision of its agreement and declaration of trust or by-laws, each as amended to the date hereof, or a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such

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contract or other commitment or obligation to cure any potential violation as a condition precedent to the Merger.

(i)
The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Target Fund’s Annual Report for the year ended               , those incurred since the date thereof in the ordinary course of its business as an investment company and those incurred in connection with the Merger. As of the Valuation Time, the Target Fund will advise the Acquiring Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Target Fund Closing Financial Statements or to the extent already known by the Acquiring Fund.

(j)
At both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. As used in this Agreement, the term “Target Fund Investments” shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Target Fund or liabilities incurred as of the Valuation Time. At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

(k)
No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Merger, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(l)
The N-14 Registration Statement, on its effective date, at the time of the Target Fund Shareholders meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and

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the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

(m)
The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(n)
The Target Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.01 per share (the “Target Fund Common Shares”). Each outstanding Target Fund Common Share is fully paid and nonassessable, except as provided by the Target Fund’s agreement and declaration of trust, and has the voting rights provided by the Target Fund’s agreement and declaration of trust and applicable law.

(o)	All of the issued and outstanding Target Fund Common Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

(p)
The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Common Shares to be received in the Merger, except in distribution to Target Fund Shareholders as provided in Section 3 of this Agreement.

(q)
The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

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(r)
The Target Fund has elected to qualify and has qualified as a RIC within the meaning of Section 851 of the Code for each of its taxable years since its inception, and the Target Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

3.	THE MERGER.

(a)
Subject to receiving the requisite approvals of the holders of Target Fund Common Shares (“Target Fund Shareholders”) and the Acquiring Fund Shareholders, and to the other terms and conditions contained herein, and in accordance with the Delaware Statutory Trust Act (the “DSTA”), at the Effective Time (as defined in Section 3(b)) the Target Fund shall be merged with and into the Acquiring Fund, the separate existence of the Target Fund as a Delaware statutory trust and registered investment company shall cease and the Acquiring Fund shall continue as the surviving entity following the Merger. The existence of the Acquiring Fund shall continue unaffected and unimpaired by the Merger and it shall be governed by the DSTA.

(b)
Upon the terms and subject to the conditions of this Agreement, on the Closing Date, the parties shall cause the Merger to be consummated by filing a certificate of merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware in accordance with the DSTA. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware, or at such subsequent date or time as the Funds shall agree and specify in the Certificate of Merger (the “Effective Time”).

(c)
At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the DSTA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, except as otherwise provided herein, all the property, rights, privileges, powers and franchises of the Target Fund shall vest in the Acquiring Fund, and all debts, liabilities, obligations, restrictions, disabilities and duties of the Target Fund shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Acquiring Fund.

(d)
Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest

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income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Acquiring Fund may pay amounts in respect of such distributions (“UNII Distributions”) on behalf of the Target Fund to the Target Fund Shareholders entitled to receive such UNII Distributions after the Closing Date as an agent out of cash or other short-term liquid assets maturing prior to the payment date of the UNII Distributions acquired from the Target Fund in the Merger, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the UNII Distributions.

(e)
Pursuant to this Agreement, as soon as practicable, and in no event more than 48 hours, exclusive of Sundays and holidays, after the Closing Date, the Acquiring Fund will issue and deliver Acquiring Fund Common Shares to Target Fund Shareholders in exchange for their Target Fund Common Shares. Such delivery shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the Target Fund Shareholders based on their respective holdings in the Target Fund as of the Valuation Time.

(f)
The Valuation Time shall be at the close of business of the New York Stock Exchange on the business day immediately preceding the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing by the Funds (the “Valuation Time”).

(g)
The Target Fund and the Acquiring covenant and agree to dispose of certain assets prior to the Closing Date, but only if and to the extent necessary, so that at Closing, when the Target Fund’s assets are added to the Acquiring’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any portion of its assets if, in the reasonable judgment of the Target Fund’s Board of Trustees or officers, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code.

(h)
For U.S. federal income tax purposes, the parties to this Agreement intend that (i) the Merger qualify as a reorganization within the meaning of Section 368(a) of the Code, (ii) this Agreement constitutes a plan of reorganization within the meaning of U.S. Treasury Regulations Section 1.368-2(g), and (iii) the parties to this Agreement will each be a party to such reorganization within the meaning of Section 368(b) of the Code.

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4.		ISSUANCE AND VALUATION OF ACQUIRING FUND COMMON SHARES IN THE MERGER.

(a)
Acquiring Fund Common Shares of an aggregate net asset value equal to the aggregate net asset value of the Target Fund Common Shares shall be issued by the Acquiring Fund to Target Fund Shareholders in exchange for all of the Target Fund Common Shares. The aggregate net asset value of such shares shall be determined as set forth below.

(b)
The net asset value of the Acquiring Fund and the Target Fund shall be determined as of the Valuation Time in accordance with the regular procedures of the Acquiring Fund, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses.

        Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed in writing by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Common Shares shall be determined in accordance with such procedures and the Acquiring Fund shall certify the computations involved.
        For purposes of determining the net asset value per share of Target Fund Common Shares and the Acquiring Fund Common Shares, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) shall be divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.
(c)
The Acquiring Fund shall issue to Target Fund Shareholder book entry interests for the Acquiring Fund Common Shares registered in the name of each such holder of Target Fund Common Shares on the basis of each such holder’s proportionate interest in the aggregate net asset value of the Target Fund Common Shares. With respect to any Target Fund Shareholders holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such Target Fund Shareholder to receive new book entry interests of the Acquiring Fund Common Shares, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its Target Fund Shareholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or post adequate bond therefor.

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(d)
No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Merger (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon surrender of such holder’s certificates representing Acquiring Fund Common Shares.

5.	PAYMENT OF EXPENSES.

(a)
The Target Fund and the Acquiring Fund and any other closed-end investment company that merges with and into the Acquiring Fund on or about the Closing Date (for purposes of this Section 5(a) only, a “Fund”) will bear expenses incurred in connection with the Merger, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Trustees, expenses incurred in connection with the preparation of the Agreement and Plan of Merger, the preparation and filing of any documents required by such Fund’s state of organization, the preparation and filing of the N-14 Registration Statement with the U.S. Securities and Exchange Commission (“SEC”), the printing and distribution of the Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, the SEC, state securities commission and secretary of state filing fees and legal and audit fees in connection with the Merger, legal fees incurred preparing each Fund’s board materials, attending each Fund’s board meetings and preparing the minutes, audit fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Merger, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon any reasonable methodology approved by the Board of Trustees of the Funds. Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Merger.

(b)
If for any reason the Merger is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and each Fund shall be responsible, on a proportionate total assets basis, for all expenses incurred in connection with the Merger.

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6.	COVENANTS OF THE FUNDS.

	(a)	COVENANTS OF EACH FUND.

		(i)	The Target Fund, the Acquiring Fund and the Predecessor Acquiring Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

(ii)
The Target Fund, the Acquiring Fund and the Predecessor Acquiring Fund agree that by the Closing Date all of its U.S. federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(iii)
The intention of the parties is that the transaction contemplated by this Agreement will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), special counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Skadden).

(iv)
In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund’s taxable periods ending on or before the Closing Date.

		(v)	The Target Fund, the Acquiring Fund and the Predecessor Acquiring Fund shall use reasonable efforts to obtain all requisite consents and approvals necessary to consummate the Merger.

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(b)	COVENANTS OF THE ACQUIRING FUND.

(i)
The Acquiring Fund and the Predecessor Acquiring Fund will file the N-14 Registration Statement with the SEC and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

	(ii)	The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund Investments, except for dispositions made in the ordinary course of business.

	(iii)	Following the consummation of the Merger, the Acquiring Fund will continue its business as a diversified, closed-end management investment company registered under the 1940 Act.

(iv)
The Acquiring Fund and the Predecessor Acquiring Fund shall use reasonable efforts to cause the Acquiring Fund Common Shares to be issued in the Merger to be approved for listing on the New York Stock Exchange prior to the Closing Date.

(v)
The Acquiring Fund and the Predecessor Acquiring Fund agree to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Joint Proxy Statement/Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(c)	COVENANTS OF THE TARGET FUND.

(i)
The Target Fund agrees that following the consummation of the Merger, it will dissolve in accordance with the DSTA and any other applicable law, it will not make any distributions of any Acquiring Fund Common Shares other than to its shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any, and on and after the Closing Date it shall not conduct any business except in connection with its termination.

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(ii)
The Target Fund undertakes that if the Merger is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

(iii)
The Target Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Joint Proxy Statement/Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(iv)
After the Closing Date, the Target Fund shall prepare, or cause its agents to prepare, any U.S. federal, state or local tax returns required to be filed by such Target Fund with respect to its final taxable year ending with its complete liquidation and dissolution and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Target Fund to the extent such expenses have been accrued by such Target Fund in the ordinary course without regard to the Merger; any excess expenses shall be paid from a liability reserve established to provide for the payment of such expenses.

7.	CLOSING DATE.

(a)
The closing of the Merger (the “Closing”) shall occur prior to the opening of the New York Stock Exchange at the offices of Guggenheim Funds Investment Advisers, LLC, 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606, or at such other time or location as may be mutually agreed to by the Funds, on the next full business day following the Valuation Time to occur after the satisfaction or waiver of all of the conditions set forth in Sections 8 and 9 of this Agreement (other than the conditions that relate to actions to be taken, or documents to be delivered at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at Closing), or at such other time and date as may be mutually agreed to by the Funds (such date, the “Closing Date”).

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(b)
As soon as practicable after the close of business on the Closing Date, the Target Fund shall deliver or make available to (including by electronic format) the Acquiring Fund a list of the names and addresses of all of the Target Fund Shareholders of record on the Closing Date and the number of Target Fund Common Shares owned by each such Target Fund Shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund Common Shares or by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, or Secretary or any Assistant Secretary.

8.	CONDITIONS OF THE TARGET FUND.

The obligations of the Target Fund hereunder shall be subject to the following conditions:

(a)
That this Agreement shall have been approved by at least two-thirds of the members of the Board of Trustees of the Target Fund and by the affirmative vote of the Target Fund Shareholders representing a 1940 Act Majority (as defined below) of the outstanding common shares entitled to vote on this Agreement. A “1940 Act Majority” means the affirmative vote of either (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares, whichever is less.

(b)
That the Acquiring Fund shall have delivered (including in electronic format) to the Target Fund (i) a copy of the resolutions approving this Agreement and the issuance of additional Acquiring Fund Common Shares in connection with the Merger adopted by the Board of Trustees of the Acquiring Fund, (ii) a certificate setting forth the vote of the Acquiring Fund Shareholders approving the Merger, including the issuance of additional Acquiring Fund Common Shares in connection with the Merger, and (iii) a certificate certifying that the Acquiring Fund has received all requisite consents and approvals necessary to consummate the Merger, each certified by the Acquiring Fund’s Secretary.

(c)
That the Acquiring Fund shall have provided or made available (including by electronic format) to the Target Fund the Acquiring Fund Closing Financial Statements, together with a schedule of the Acquiring Fund’s investments, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of

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the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(d)
That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund and the Predecessor Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund and the Predecessor Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e)	That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f)
That the Target Fund shall have received the opinion of Skadden, special counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that substantively provides the following:

(i)
based solely on its review of a certificate, and a bringdown verification thereof, dated as of the Closing Date, from the Secretary of State of the State of Delaware with respect to the Acquiring Fund’s existence and good standing in the State of Delaware, the Acquiring Fund is validly existing and in good standing under the DSTA;

	(ii)	the Acquiring Fund is registered with the SEC as a closed-end management investment company under the 1940 Act;

	(iii)	the Acquiring Fund has the statutory trust power and authority to execute, deliver and perform all of its obligations under this Agreement under the DSTA;

	(iv)	this Agreement has been duly authorized, executed and delivered by all requisite statutory trust action on the part of the Acquiring Fund under the DSTA;

	(v)	this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms under the laws of the State of Delaware;

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(vi)
neither the execution and delivery by the Acquiring Fund of this Agreement nor the performance by the Acquiring Fund of its obligations under this Agreement (i) conflicts with the agreement and declaration of trust or by-laws of the Acquiring Fund; (ii) constitutes a material violation of, or a default under, any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Acquiring Fund; (iii) contravenes any material judgment, order or decree of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Acquiring Fund; or (iv) violates the 1940 Act or any law, rule or regulation of the State of Delaware;

(vii)
neither the execution and delivery by the Acquiring Fund of this Agreement nor the enforceability of this Agreement against the Acquiring Fund requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under the 1940 Act or any law, rule or regulation of the State of Delaware, except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made; and

(viii)
when the Acquiring Fund Common Shares have been duly entered into the share record books of the Acquiring Fund and issued and delivered to the Target Fund Shareholders in accordance with the terms of this Agreement, the issuance of the Acquiring Fund Common shares will have been duly authorized by all requisite statutory trust action on the part of the Acquiring Fund under the DSTA, and the Acquiring Fund Common Shares will be validly issued and fully paid, and under the DSTA, the Target Fund Shareholders will have no obligation to make further payments for the Acquiring Fund Common Shares or contributions to the Acquiring Fund solely by reason of their ownership of the Acquiring Fund Common Shares (except as provided for in the Acquiring Fund’s agreement and declaration of trust or applicable law and except for their obligation to repay any funds wrongfully distributed to them).

(g)
That the Target Fund shall have obtained an opinion from Skadden, special counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

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(h) That all proceedings taken by the Acquiring Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Target Fund.

(i)
That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.

(j)
That the redomestication of the Predecessor Acquiring Fund from a Massachusetts business trust to a Delaware statutory trust, which will include the transfer of all of the Predecessor Acquiring Fund’s assets and assumption of all of the Predecessor Acquiring Fund’s liabilities by the Acquiring Fund in exchange for the issuance by the Acquiring Fund to the Predecessor Acquiring Fund of shares of beneficial interest of the Acquiring Fund and the distribution of those shares to the Predecessor Acquiring Fund’s shareholders (the “Redomestication”), has been approved by a majority of the outstanding voting securities of the Predecessor Acquiring Fund and such Redomestication has been consummated.

9.	CONDITIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a)
That this Agreement and the issuance of additional Acquiring Fund Common Shares in connection with the reorganization shall have been approved by the Board of Trustees of the Acquiring Fund and by the affirmative vote of the Acquiring Fund Shareholders representing a 1940 Act Majority of the outstanding common shares entitled to vote on this Agreement.

(b)
That the Target Fund shall have delivered (including in electronic format) to the Acquiring Fund (i) a copy of the resolutions approving this Agreement adopted by the Board of Trustees of the Target Fund, (ii) a certificate setting forth the vote of the Target Fund Shareholders approving the Merger and (iii) a certificate certifying that the Target Fund has received all requisite consents and approvals necessary to consummate the Merger, each certified by the Target Fund’s Secretary.

(c)
That the Target Fund shall have provided or made available (including by electronic format) to the Acquiring Fund the Target Fund Closing Financial Statements, together with a schedule of the Target Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Target Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant

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Treasurer, and a certificate signed by Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of the Target Fund’s most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.

(d)
That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(e)	That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f)
That the Acquiring Fund shall have received the opinion of Skadden, special counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that substantively provides the following:

(i)
based solely on its review of a certificate, and a bringdown verification thereof, dated as of the Closing Date, from the Secretary of State of the State of Delaware with respect to the Target Fund’s existence and good standing in the State of Delaware, the Target Fund is validly existing and in good standing under the DSTA;

	(ii)	the Target Fund is registered with the SEC as a closed-end management investment company under the 1940 Act;

	(iii)	the Target Fund has the statutory trust power and authority to execute, deliver and perform all of its obligations under this Agreement under the DSTA;

	(iv)	this Agreement has been duly authorized, executed and delivered by all requisite statutory trust action on the part of the Target Fund under the DSTA;

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(v) this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable against the Target Fund in accordance with its terms under the laws of the State of Delaware;

(vi)
neither the execution and delivery by the Target Fund of this Agreement nor the performance by the Target Fund of its obligations under this Agreement (i) conflicts with the agreement and declaration of trust or by-laws of the Target Fund; (ii) constitutes a material violation of, or a default under, any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Target Fund; (iii) contravenes any material judgment, order or decree of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Target Fund; or (iv) violates the 1940 Act or any law, rule or regulation of the State of Delaware; and

(vii)
neither the execution and delivery by the Target Fund of this Agreement nor the enforceability of this Agreement against the Target Fund requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under the 1940 Act or any law, rule or regulation of the State of Delaware except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made.

(g)
That the Acquiring Fund shall have obtained an opinion from Skadden, special counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(h)	That all proceedings taken by the Target Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(i)
That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.

(j)	That prior to the Closing Date, the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders (i)

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all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Acquiring Fund may pay amounts in respect of such UNII Distributions on behalf of the Target Fund to the Target Fund Shareholders entitled to receive such UNII Distributions after the Closing Date as an agent out of cash or other short-term liquid assets maturing prior to the payment date of the UNII Distributions acquired from the Target Fund in the Merger, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the UNII Distributions.

	(k)	That the Redomestication has been approved by a majority of the outstanding voting securities of the Predecessor Acquiring Fund and such Redomestication has been consummated.

10.	TERMINATION, POSTPONEMENT AND WAIVERS.

(a)
Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Merger abandoned at any time (whether before or after adoption thereof by the shareholders of the Target Fund and the Acquiring Fund) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Trustees of the Acquiring Fund and the Target Fund; (ii) by the Board of Trustees of the Target Fund if any condition of Target Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board of Trustees; and (iii) by the Board of Trustees of the Acquiring Fund if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board of Trustees.

(b)
If the transactions contemplated by this Agreement have not been consummated by May 31, 2017, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Trustees of the Acquiring Fund and the Target Fund.

(c)
In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or its respective directors, trustees, officers, agents or shareholders in respect of this Agreement other than with respect to Section 11 and payment by each Fund of its respective expenses incurred in connection with the Merger.

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(d)
At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of the Acquiring Fund or the Target Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board of Trustees after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken; provided, however, that in no event shall the receipt of the opinions referred to in Sections 8(g) and 9(g) be waived.

(e)
The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Merger, and neither the Funds, nor any of their respective officers, directors, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. The representations, warranties and covenants of the Predecessor Acquiring Fund contained in this Agreement shall expire with, and be terminated by, the consummation of the Redomestication. This provision shall not protect any officer, director, trustee, agent or shareholder of either of the Funds against any liability to the entity for which that officer, director, trustee, agent or shareholder so acts or to its shareholders, to which that officer, director, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

(f)
If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Board of Trustees of the Acquiring Fund and the Target Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the Target Fund Shareholders and the Acquiring Fund Shareholders unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Common Shares to be issued to the Target Fund Shareholders, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the Target Fund Shareholders prior to the meeting at which the Merger shall have been approved, this Agreement shall not be consummated and shall terminate unless the Target Fund promptly shall call a special meeting of the Target Fund Shareholders at which such conditions so imposed shall be submitted for approval.

11.		INDEMNIFICATION.

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(a)
Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, directors, trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b)
The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the

C–24

Indemnitor and obtain indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.	OTHER MATTERS.

(a)
All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b)
All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to _____________________, c/o Guggenheim Funds Investment Advisers, LLC, 227 West Monroe Street, Chicago, Illinois 60606, Attention: Mark E. Mathiasen, Secretary of the Target Fund, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to Guggenheim Enhanced Equity Income Fund, c/o Guggenheim Funds Investment Advisers, LLC, 227 West Monroe Street, Chicago, Illinois 60606, Attention: Mark E. Mathiasen, Secretary of the Acquiring Fund, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c)
This Agreement supersedes all previous correspondence and oral communications between the Funds regarding the Merger, constitutes the only understanding with respect to the Merger, may not be changed except by a letter of agreement signed by each Fund and shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed in said state.

(d)
This Agreement may be amended or modified by the parties hereto prior to the Closing Date, by action taken or authorized by their respective Boards of Trustees, as applicable, at any time before or after adoption of this Agreement and approval of the Merger by the

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Target Fund Shareholders or the Acquiring Fund Shareholders, but, after any such adoption and approval, no amendment or modification shall be made which by law requires further approval by such shareholders without such further approval. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the Funds.

(e)
This Agreement is not intended to confer upon any person other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations or liabilities hereunder. If any provision of this Agreement shall be held or made invalid by statute rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to such extent, the provisions of this Agreement shall be deemed severable provided that this Agreement shall be deemed modified to give effect to the fullest extent permitted under applicable law to the intentions of the party as reflected by this Agreement prior to the invalidity of such provision.

(f)
It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective directors, trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund. The execution and delivery of this Agreement has been authorized by the Boards of Trustees of the Acquiring Fund, the Predecessor Acquiring Fund and the Target Fund and signed by an authorized officer of each of the Acquiring Fund, the Predecessor Acquiring Fund and the Target Fund, acting as such, and neither such authorization by such Board of Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund.

(g)
This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

[Remainder of Page Intentionally Left Blank]
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     IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.
     GUGGENHEIM ENHANCED EQUITY INCOME FUND, a Delaware statutory trust

By: _________________________________________
Name: Mark E. Mathiasen
Title: Secretary

     GUGGENHEIM ENHANCED EQUITY INCOME FUND, a Massachusetts business trust

By: _________________________________________
Name: Mark E. Mathiasen
Title: Secretary

[TARGET FUND]
By: _________________________________________
Name: Mark E. Mathiasen
Title: Secretary

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EXHIBIT D
COMPARISON OF GOVERNING DOCUMENTS
     GPM is a Massachusetts business trust. Under Proposal 1, if approved, GPM will reorganize into a newly formed Delaware statutory trust, referred to herein as GPM Delaware. The following is a discussion of certain provisions of the respective governing documents and governing laws of each Fund, but is not a complete description thereof. This summary is qualified in its entirety by reference to the governing documents of GPM, copies of which are filed or incorporated by reference as an exhibit to the Registration Statement, and the governing documents of GPM Delaware, which are attached as Appendix C to the SAI. GPM and GPM Delaware are each referred to in this Exhibit D as a “Fund” and collectively as the “Funds.”
     Shares. The Trustees of GPM have the power to issue shares, including preferred shares, without shareholder approval, so long as the issuance is approved by both a majority of the entire Board of Trustees of GPM (“GPM’s Board”) and 75% of the Continuing Trustees.1 The governing documents of GPM indicate that the amount of common and preferred shares that GPM Delaware may issue is unlimited.
     The Trustees of GPM Delaware have the power to issue shares, including preferred shares, without shareholder approval. The governing documents of GPM indicate that the amount of common and preferred shares that GPM may issue is unlimited. Shares of GPM Delaware have no preemptive rights.
     Organization. GPM is organized as a Massachusetts business trust, under the laws of the Commonwealth of Massachusetts. GPM is governed by its Amended and Restated Agreement and Declaration of Trust and its bylaws, each as may be amended, and its business and affairs are managed under the supervision GPM’s Board.
     GPM Delaware is organized as a Delaware statutory trust pursuant to the Delaware Statutory Trust Act (“DE Statute”). GPM Delaware is governed by its Amended and Restated Agreement and Declaration of Trust and its bylaws, and its business and affairs are managed under the supervision of its Board of Trustees.
     Composition of the Board of Trustees. The Boards of Trustees of each Fund are divided into three classes, with the election of each class staggered so that each class is only up for election once every three years.
     Shareholder Meetings and Rights of Shareholders to Call a Meeting. The stock exchanges on which GPM’s shares are currently, and GPM Delaware’s shares will be, listed require annual meetings to elect trustees.

_______________
1
Within the context of GPM’s governing documents, “Continuing Trustee” means any member of the Board of Trustees of GPM who (a) has been a member of the Board of Trustees of GPM for a period of at least thirty-six months or (b) was nominated to serve as a member of the Board of Trustees of GPM by a majority of the Continuing Trustees then members of the Board of Trustees of GPM.

D–1

     The bylaws of GPM authorize the Trustees to call a meeting of the shareholders for the election of Trustees. The bylaws of GPM also authorize a meeting of shareholders for any purpose determined by the Trustees. The bylaws of GPM state that shareholders have no power to call a special meeting of shareholders.
     The governing documents for GPM Delaware provide that special meetings of shareholders may be called by a majority of the Trustees or the Chief Executive Officer and shall be called by any Trustee for any proper purpose upon written request of shareholders of GPM Delaware holding in the aggregate not less than 51% of the outstanding shares of GPM Delaware having voting rights on the matter, such request specifying the purpose or purposes for which such meeting is to be called.
     Submission of Shareholder Proposals. In addition to federal securities laws, which apply to the Funds and require that certain conditions be met to present any proposal at a shareholder meeting, provisions in the governing documents of the Funds require shareholders to provide advance notice to the Fund in order to present a proposal at a shareholder meeting.
     The matters to be considered and brought before an annual or special meeting of shareholders of a Fund are limited to only those matters, including the nomination and election of Trustees, that are properly brought before the meeting. For proposals submitted by shareholders, the bylaws of each Fund contain provisions which require that notice be given to the Fund by an otherwise eligible shareholder in advance of the annual or special shareholder meeting in order for the shareholder to present a proposal at any such meeting and requires shareholders to provide certain information in connection with the proposal. These requirements are intended to provide the Board the opportunity to better evaluate the proposal and provide additional information to shareholders for their consideration in connection with the proposal. Failure to satisfy the requirements of these advance notice provisions means that a shareholder may not be able to present a proposal at the annual or special shareholder meeting.
     In general, for nominations and any other proposals to be properly brought before an annual meeting of shareholders by a shareholder of each Fund, written notice must be delivered to the Secretary of the Fund not less than 90 days, nor more than 120 days, prior to the first anniversary of the preceding year’s annual meeting. If the annual meeting is not scheduled to be held within a period that commences 30 days before such anniversary and ends 30 days after such anniversary (an “Other Annual Meeting Date”), the written notice must be delivered by the later of the 90th day prior to the meeting or the 10th day following the public announcement or disclosure of the meeting date provided, however, that if the Other Annual Meeting Date was disclosed in the proxy statement for the prior year’s annual meeting, the dates for receipt of the written notice shall be calculated based on the Other Annual Meeting Date and disclosed in the proxy statement for the prior year’s annual meeting. If the number of Trustees to be elected to the Board
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is increased and either all of the nominees for Trustee or the size of the increased Board are not publicly announced or disclosed at least 100 days prior to the first anniversary of the preceding year’s annual meeting, written notice will be considered timely if delivered to the Secretary of the Fund no later than the 10th date after such public announcement or disclosure. With respect to the nomination of individuals for election to the Board of Trustees at a special shareholder meeting, written notice must be delivered by a shareholder of the Fund to the Secretary of the Fund or more than 120 days, prior to such special meeting and not less than the later of 90 days prior to such meeting or the 10th day after such meeting is publicly announced or disclosed. Specific information, as set forth in the bylaws, about the nominee, the shareholder making the nomination, and the proposal must also be delivered, and updated as necessary if proposed at an annual meeting, by the shareholder of the Fund. The shareholder or a qualified representative must also appear at the annual or special meeting of shareholders to present about the nomination or proposed business.
     Quorum. The governing documents of GPM provide that a quorum will exist if shareholders representing 30% of the outstanding shares entitled to vote are present or represented by proxy, except when a larger quorum is required by applicable law or the requirements of any securities exchange on which shares are listed for trading, in which case the quorum must comply with such requirements.
     The governing documents of GPM Delaware provide that a quorum will exist if shareholders representing a majority of the outstanding shares of each class or series or combined class entitled to vote are present at the meeting in person or by proxy.
     Number of Votes; Aggregate Voting. The governing documents of the Funds provide that each shareholder is entitled to one vote for each whole share held as to any matter on which the shareholder is entitled to vote, and a proportionate fractional vote for each fractional share held. The Funds do not provide for cumulative voting for the election or removal of Trustees.
     The governing documents of GPM generally provide that all share classes vote by class or series of GPM, except as otherwise provided by applicable law, the governing documents or resolution of the Trustees.
     The governing documents of GPM Delaware generally provides that all shares are voted as a single class, except when required by applicable law, the governing documents, or when the Trustees have determined that the matter affects the interests of one or more classes, in which case only the shareholders of all such affected classes are entitled to vote on the matter.
     Derivative Actions. The Declaration of Trust for GPM states that a shareholder may bring a derivative action on behalf of GPM only if several conditions are met. These conditions include, among other things, a pre-suit demand upon the Board of Trustees of GPM, which demand shall not be excused under any circumstances, including claims of interest on the part of the Board of
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Trustees of GPM, unless the plaintiff makes a specific showing that irreparable nonmonetary injury to GPM or a series or class of shares would otherwise result. The Board of Trustees of GPM shall consider such demand within 45 days of its receipt and may, in its sole discretion, submit the matter to a vote of the shareholders.
     Shareholders of GPM Delaware have no power to vote as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of GPM Delaware or its shareholders.
     Right to Vote. The 1940 Act provides that shareholders of a fund have the power to vote with respect to certain matters: specifically, for the election of trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, goals or restrictions deemed to be fundamental. Shareholders also have the right to vote on certain matters affecting a fund or a particular share class thereof under their respective governing documents and applicable state law. The following summarizes the matters on which shareholders have the right to vote as well as the minimum shareholder vote required to approve the matter. For matters on which shareholders of the Funds do not have the right to vote, the Trustees may nonetheless determine to submit the matter to shareholders for approval. Where referenced below, the phrase “1940 Act Majority” means the vote required by the 1940 Act, which is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of a fund’s outstanding shares are present or represented by proxy; or (b) more than 50% of a fund’s outstanding shares.
     Election and Removal of Trustees. The shareholders of GPM are entitled to vote, under certain circumstances, for the election and the removal of Trustees. Subject to the rights of the preferred shareholders, if any, the Trustees of GPM are elected by a plurality vote (i.e., the nominees receiving the greatest number of votes are elected). Any Trustee of GPM may be removed for cause and only by a vote of 75% of the outstanding shares of the class or classes of shares of beneficial interest that elected such Trustee or by written instrument, signed by 75% of the remaining Trustees.
     With regard to GPM Delaware, Trustees are elected by the affirmative vote of a majority of the outstanding shares of GPM Delaware present in person or by proxy and entitled to vote at a meeting of the shareholders at which a quorum is present. Trustees of GPM Delaware may be removed for cause only, and not without cause, by action of a majority of the remaining Trustees followed by the holders of at least 75% of the outstanding shares entitled to vote in an election of such Trustee.
     Amendment of Governing Documents. For GPM, except that the Trustees may make changes necessary to authorize one or more classes or series of shares, to change the Fund’s name, or supply any omission, cure any ambiguity or cure, correct or supplement any defective or inconsistent provision contained in the
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Declaration of Trust, the shareholders must vote with respect to any amendment of the Declaration of Trust to the extent provided by the Declaration of Trust. The vote required to amend most provisions is a majority of the shares outstanding and entitled to vote. Amending other provisions, such as those provisions with regard to the merger, dissolution or liquidation, or conversion to an open-end company of GPM, requires the approval of a majority of the trustees and 75% of the Continuing Trustees and the vote of the holders of a majority of the shares outstanding and entitled to vote.
     For GPM Delaware, shareholder approval is required to amend the Declaration of Trust, except that the Trustees may make changes necessary to divide the shares into one or more classes or additional classes, or one or more series of any such class or classes, to determine the rights, powers, preferences, limitations and restrictions of any class or series of Shares, to change the name of the Fund or any class or series of shares, to make any change that does not adversely affect the relative rights or preferences of any shareholder, as they may deem necessary, or to comply with applicable law. When shareholder approval is required, the vote needed to effect an amendment is the affirmative vote of not less than a majority of the affected shares. Notwithstanding the foregoing, amending certain provisions, such as those provisions with regard to the merger, dissolution or liquidation, or conversion to an open-end company of GPM Delaware, requires the approval of the majority of the Trustees followed by approval by the affirmative vote of 75% of the class or classes of shareholders so affected, voting separately, or unless such amendment has been approved by 80% of the Trustees, in which case the approval of a 1940 Act Majority shall be required.
     For each Fund, the bylaws may be altered, amended, or repealed by the Trustees, without the vote or approval of shareholders, except to the extent that the Declaration of Trust or applicable law requires a vote or consent of Shareholders or a higher vote or consent by the Trustees and/or Continuing Trustees.
     Mergers, Reorganizations and Conversions. The governing documents of GPM provide that a merger, consolidation, sale, lease, exchange, mortgage, pledge, transfer or other disposition or conversion to an open-end company requires the affirmative vote of at least 75% of the Trustees and 75% of the shares outstanding and entitled to vote, unless both a majority of the entire Board and 75% of the Continuing Trustees approve such action, in which case no shareholder vote is required, except to the extent required by the 1940 Act or applicable law.
     For GPM Delaware, any such merger, consolidation, or sale requires the affirmative vote of two-thirds of the Trustees, followed by approval by a 1940 Act Majority of the outstanding shares entitled to vote. Conversion to an open-end company is required to be approved by at least 75% of the class or classes of shareholders so affected, voting separately, unless such conversion has been approved by 80% of the Trustees, in which case approval by a 1940 Act Majority is required.
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     Principal Shareholder Transactions. Except to the extent required by applicable law, GPM does not require shareholder vote to approve principal shareholder transactions.
     GPM Delaware requires approval by a majority of the Trustees followed by a vote or consent of at least 75% of the shares outstanding and entitled to vote, voting as separate classes, where a principal shareholder of a fund (i.e., any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the fund’s outstanding shares) is the party to certain transactions.
     Termination of a Trust. GPM may be terminated at any time (i) by vote or consent of Shareholders holding at least 75% of the Shares entitled to vote or (ii) by vote or consent of majority of the entire Board of Trustees and 75% of the Continuing Trustees upon written notice to the Shareholders.
     GPM Delaware may be terminated, after approved by a majority of the Trustees, followed by approval by not less than 75% of the Shares of each class or series outstanding and entitled to vote, voting as separate classes or series, unless such resolution has been approved by 80% of the Trustees, in which case approval by a 1940 Act Majority shall be required.
     Liability of Shareholders. The Massachusetts statute governing business trusts does not include an express provision relating to the limitation of liability of the shareholders of a Massachusetts business trust. And under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of GPM. However, the Declaration of Trust of GPM contains an express disclaimer of shareholder liability for acts or obligations of GPM and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by GPM or the Trustees. The Declaration of Trust of GPM also provides for indemnification out of the Fund’s property for all loss and expense of any shareholder held personally liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or GPM is unable to meet its obligations. Consistent with Section 3803 of the DE Statute, the Declaration of GPM Delaware generally provides that shareholders will not be subject to personal liability for the acts or obligations of GPM Delaware.
     Liability of Trustees and Officers. Consistent with the 1940 Act, the governing documents for the Funds generally provide that no Trustee or officer of the Funds is subject to any personal liability in connection with the assets or affairs of the Funds, except for liability arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office (“Disabling Conduct”).
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     Indemnification. GPM generally indemnifies its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by them in connection with any claim, action, suit or proceeding in which they become involved as a party or otherwise by virtue of their being or having been a Trustee or officer and against amounts paid or incurred by them in the settlement thereof, except otherwise for Disabling Conduct.
     GPM Delaware generally indemnifies every person who is or has been a Trustee or officer of the Trust to the fullest extent permitted by law against any liabilities and expenses reasonably incurred or paid by them in connection with any claim, action, suit or proceeding in which they become involved as a party or otherwise by virtue of their being or having been a Trustee or officer and against amounts paid or incurred by them in the settlement thereof, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnified person shall be indemnified hereunder against any liability to any person or any expense of such indemnified person arising by reason of Disabling Conduct.
     Choice of Forum. The Declaration of Trust of GPM Delaware, in accordance with Section 3804(e) of the DE Statute, provides that unless GPM Delaware consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of GPM Delaware, (ii) any action asserting a claim of breach of a fiduciary duty owed by any trustee, officer, or employee of GPM Delaware to the Fund or its shareholders, (iii) any action asserting a claim against GPM Delaware or any trustee, officer, or employee of the Fund arising pursuant to any provision of the Delaware Act or the governing documents, or (iv) any action asserting a claim against GPM Delaware or any trustee, officer, or employee of the Fund governed by the internal affairs doctrine of the State of Delaware.
     The governing documents of GPM have a similar provision with respect to Massachusetts courts.
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EXHIBIT E
COMPARISON OF STATE LAWS
Comparison of Delaware and Massachusetts State Laws
     The laws governing Massachusetts business trusts and Delaware statutory trusts have similar effect, but they differ in certain respects. Both the Massachusetts business trust law (“MA Statute”) and the Delaware statutory trust act (“DE Statute”) permit a trust’s governing instrument to contain provisions relating to shareholder rights and removal of trustees, and provide trusts with the ability to amend or restate the trust’s governing instruments. However, the MA Statute is silent on many of the salient features of a Massachusetts business trust (a “MA Trust”) whereas the DE Statute provides guidance and offers a significant amount of operational flexibility to Delaware statutory trusts (a “DE Trust”). The DE Statute provides that the shareholders and trustees of a Delaware Trust are not liable for obligations of the trust. Under the MA Statute, shareholders and trustees are potentially liable for trust obligations. The DE Statute authorizes the trustees to take various actions without requiring shareholder approval if permitted by a Fund’s governing instruments. For example, trustees may have the power to amend the Delaware trust instrument, merge or consolidate a Fund with another entity and to change the Delaware trust’s domicile, in each case without a shareholder vote.
     The following is a discussion of only certain material differences between the DE Statute and MA Statute, as applicable, and is not a complete description of those documents or law. Further information about each Fund’s current trust structure is contained in such Fund’s organizational documents and in relevant state law.
E–1

Governing Documents/ Governing Body
Delaware Statutory Trust
A DE Trust is formed by the filing of a certificate of trust with the Delaware
Secretary of State. A DE Trust is an unincorporated association organized under the DE Statute whose operations are governed by its governing document (which may consist of one or more documents). Its business and affairs are managed by or under the direction of one or more trustees. As described in this chart, DE Trusts are granted a significant amount of organizational and operational flexibility. Delaware law makes it easy to obtain needed shareholder approvals, and also permits the management of a DE Trust to take various actions without being required to make state filings or obtain shareholder approval.

Massachusetts Business Trust
A MA Trust is created by the trustees’ execution of a written declaration of trust. A MA Trust is required to file the declaration of trust with the Secretary of the
Commonwealth of Massachusetts and with the clerk of every city or town in Massachusetts where the trust has a usual place of business. A MA Trust is a voluntary association with transferable shares of beneficial interests, organized under the MA Statute. A MA Trust is considered to be a hybrid, having characteristics of both corporations and common law trusts. A MA Trust’s operations are governed by a trust document and bylaws. The business and affairs of a MA Trust are managed by or under the direction of a board of trustees.

MA Trusts are also granted a significant amount of organizational and operational flexibility. The MA Statute is silent on most of the salient features of MA Trusts, thereby allowing trustees to freely structure the MA Trust. The MA Statute does not specify what information must be contained in the declaration of trust, nor does it require a registered officer or agent for service of process.

E–2

	Delaware Statutory Trust	Massachusetts Business Trust

Ownership Shares of Interest	Under both the DE Statute and the MA Statute, the ownership interests in a DE Trust and MA Trust are denominated as “beneficial interests” and are held by “beneficial owners.”

Series and Classes
Under the DE Statute, the governing document may provide for classes, groups or series of shares, having such relative rights, powers and duties as shareholders set forth in the governing document. Such classes, groups or series may be described in a DE Trust’s governing document or in resolutions adopted by its trustees.
The MA Statute is silent as to any requirements for the creation of such series or classes.

Shareholder Voting Rights
Under the DE Statute, the governing document may set forth any provision relating to trustee and shareholder voting rights, including the withholding of such rights from certain trustees or shareholders. If voting rights are granted, the governing document may contain any provision relating to the exercise of voting rights. No state filing is necessary and, unless required by the governing document, shareholder approval is not needed.
There is no provision in the MA Statute addressing voting by the shareholders of a MA Trust.

Quorum	Under the DE Statute, the governing document may set forth any provision relating to quorum requirements at meetings of shareholders.	There is no provision in the MA Statute addressing quorum requirements at meetings of shareholders of a MA Trust.

Shareholder Meetings	Neither the DE Statute nor the MA Statute mandates an annual shareholders’ meeting.

Organization at Meetings	Neither the DE Statute nor the MA Statute contain provisions relating to the organization of shareholder meetings.

Record Dates	Under the DE Statute, the governing document may provide for record dates.	There is no record date provision in the MA Statute.

Qualification and Election of Trustees	Under the DE Statute, the governing documents may set forth the manner in which trustees are elected and qualified.	The MA Statute does not contain provisions relating to the election and qualification of trustees of a MA Trust.

E–3

Removal of Trustees
Delaware Statutory Trust
Under the DE Statute, the governing documents of a DE Trust may contain any provision relating to the removal of trustees; provided, however, that there shall at all times be at least one trustee of a DE Trust.
Massachusetts Business Trust The MA Statute does not contain provisions relating to the removal of trustees.

Restriction on Transfer	Neither the DE Statute nor the MA Statute contain provisions relating to the ability of a DE Trust or MA Trust, as applicable, to restrict transfers of beneficial interests.

Preemptive Rights and	Under each of the DE Statute and the MA Statute, a governing document may contain any provision relating to the rights, duties and obligations of the shareholders.
Redemption of Shares

Liquidation Upon Dissolution or Termination Event
Under the DE Statute, a DE Trust that has dissolved shall first pay or make reasonable provision to pay all known claims and obligations, including those that are contingent, conditional and unmatured, and all known claims and obligations for which the claimant is unknown. Any remaining assets shall be distributed to the shareholders or as otherwise provided in the governing document.
The MA Statute has no provisions pertaining to the liquidation of a MA Trust.

Shareholder Liability
Under the DE Statute, except to the extent otherwise provided in the governing document of a DE Trust, shareholders of a DE Trust are entitled to the same limitation of personal liability extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.

The MA Statute does not include an express provision relating to the limitation of liability of the shareholders of a MA Trust. The shareholders of a MA Trust could potentially be held personally liable for the obligations of the trust, notwithstanding an express provision in the governing document stating that the shareholders are not personally liable in connection with trust property or the acts, obligations or affairs of the MA Trust.

E–4

Trustee/Director Liability
Delaware Statutory Trust
Subject to the provisions in the governing document, the DE Statute provides that a trustee or any other person managing the DE Trust, when acting in such capacity, will not be personally liable to any person other than the DE Trust or a shareholder of the DE Trust for any act, omission or obligation of the DE Trust or any trustee. To the extent that at law or in equity a trustee has duties (including fiduciary duties) and liabilities to the DE Trust and its shareholders, such duties and liabilities may be expanded or restricted by the governing document.

Massachusetts Business Trust
The MA Statute does not include an express provision limiting the liability of the trustee of a MA Trust. The trustees of a MA Trust could potentially be held personally liable for the obligations of the trust.

Indemnification
Subject to such standards and restrictions as may be contained in the governing document of a DE Trust, the DE Statute authorizes a DE Trust to indemnify and hold harmless any trustee, shareholder or other person from and against any and all claims and demands.
The MA Statute is silent as to the indemnification of trustees, officers and shareholders.

Insurance	Neither the DE Statute nor the MA Statute contain provisions regarding insurance.

E–5

Shareholder Right of Inspection
Delaware Statutory Trust
Under the DE Statute, except to the extent otherwise provided in the governing document of a DE Trust and subject to reasonable standards established by the trustees, each shareholder has the right, upon reasonable demand for any purpose reasonably related to the shareholder’s interest as a shareholder, to obtain from the DE Trust certain information regarding the governance and affairs of the DE Trust, including a current list of the name and last known address of each beneficial owner and trustee. In addition, the DE Statute permits the trustees of a DE Trust to keep confidential from shareholders for such period of time as deemed reasonable any information that the trustees in good faith believe would not be in the best interest of the DE Trust to disclose or that could damage the DE Trust or that the DE
Trust is required by law or by agreement with a third party to keep confidential.
Massachusetts Business Trust There is no provision in the MA Statute relating to shareholder inspection rights.

E–6

Derivative Actions
Delaware Statutory Trust
Under the DE Statute, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and: (a) was a shareholder at the time of the transaction complained about or (b) acquired the status of shareholder by operation of law or pursuant to the governing document from a person who was a shareholder at the time of the transaction. A shareholder’s right to bring a derivative action may be subject to such additional standards and restrictions, if any, as are set forth in the governing document.
Massachusetts Business Trust There is no provision under the MA Statute regarding derivative actions.

Arbitration of Claims	The DE Statute provides flexibility as to providing for arbitration pursuant to the governing documents of a DE Trust.	There is no provision under the MA Statute regarding arbitration.

Amendments to Governing Documents
The DE Statute provides broad flexibility as to the manner of amending and/or restating the governing document of a DE Trust. Amendments to the declaration that do not change the information in the DE Trust’s certificate of trust are not required to be filed with the Delaware Secretary of State.

The MA Statute provides broad flexibility as to the manner of amending and/or restating the governing document of a MA Trust. The MA Statute provides that the trustees shall, within thirty days after the adoption of any amendment to the declaration of trust, file a copy with the Secretary of the
Commonwealth of Massachusetts and with the clerk of every city or town in Massachusetts where the trust has a usual place of business.

E–7

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.
SUBJECT TO COMPLETION, DATED OCTOBER 7, 2016
STATEMENT OF ADDITIONAL INFORMATION
RELATING TO THE MERGER OF
GUGGENHEIM ENHANCED EQUITY STRATEGY FUND (“GGE”)
GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND (“GEQ”)
 GUGGENHEIM ENHANCED EQUITY INCOME FUND (“GPM”)
Dated October                 , 2016
This Statement of Additional Information is available to the shareholders of (i) Guggenheim Enhanced Equity Strategy Fund (“GGE”), (ii) Guggenheim Equal Weight Enhanced Equity Income Fund (“GEQ” and, collectively with GGE, the “Target Funds”) and (iii) Guggenheim Enhanced Equity Income Fund (“GPM” or the “Acquiring Fund” and, collectively with the Target Funds, each, a “Fund”) in connection with the redomestication (the “Redomestication”) and proposed mergers (each a “Merger” and, collectively, the “Mergers”) whereby each Target Fund will merge directly with and into the Acquiring Fund. Each Target Fund will then terminate its registration under the Investment Company Act of 1940 (the “1940 Act”).
The terms “Acquiring Fund” and “GPM” refer to GPM, a Massachusetts business trust, and, where appropriate in the context, GPM as a Delaware statutory trust after the Redomestication. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Proxy Statement/Prospectus.
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus, dated October             , 2016, relating to the proposed Mergers. A copy of the Joint Proxy Statement/Prospectus may be obtained, without charge, by writing to the Funds at 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606, or by calling (312) 827-0100.
The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

OTHER INVESTMENT POLICIES	S-3
MANAGEMENT OF THE FUND	S-28
Board of Trustees	S-28
Trustee Qualifications	S-30
Executive Officers	S-32
Board Leadership Structure	S-34
Board Committees	S-34
Board’s Role in Risk Oversight	S-35
Remuneration of Trustees and Officers	S-36
Trustee Share Ownership	S-36
Indemnification of Officers and Trustees; Limitations on Liability	S-37
Section 16(a) Beneficial Ownership Reporting Compliance	S-37
INVESTMENT MANAGEMENT AGREEMENTS	S-37
Advisory Agreement	S-37
Advisory Fees Paid to the Investment Adviser	S-38
GPIM Investment Sub-Advisory Agreements	S-38
Sub-Advisory Fees Paid to GPIM	S-38
SI Investment Sub-Advisory Agreements	S-38
Sub-Advisory Fees Paid to SI	S-39
OTHER AGREEMENTS	S-39
Fund Administration Agreement and Fund Accounting Agreement	S-39
PORTFOLIO MANAGERS	S-40
Other Accounts Managed by the Portfolio Managers of the Combined Fund	S-40
Potential Material Conflicts of Interest	S-40
Portfolio Manager Compensation Overview	S-41
Securities Ownership of Portfolio Managers	S-41
U.S. FEDERAL INCOME TAX MATTERS	S-42
Taxation of the Fund	S-42
The Fund’s Investments	S-43
Taxation of Common Shareholders	S-44
PORTFOLIO TRANSACTIONS	S-47
OTHER INFORMATION	S-47
Custody of Assets	S-47
Transfer Agent, Dividend Disbursing Agent and Registrar	S-48
Code of Ethics	S-48
Proxy Voting Policy	S-48
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	S-48
FINANCIAL STATEMENTS	S-48
PRO FORMA FINANCIAL STATEMENTS	S-49
APPENDIX A PRO FORMA FINANCIAL STATEMENTS	A-1
APPENDIX B PROXY VOTING POLICIES FOR THE GUGGENHEIM-ADVISED FUNDS	B-1
APPENDIX C GOVERNING DOCUMENTS OF GPM DELAWARE	C-1

OTHER INVESTMENT POLICIES
As discussed in the Joint Proxy Statement/Prospectus, GPM may seek to obtain exposure to equity markets through investments in exchange-traded funds (“ETFs”) or other investment funds that track equity market indices, through investments in individual equity securities and/or through synthetic equity exposure through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets. Currently, GPM obtains equity exposure primarily through investments in ETFs. If the Mergers are consummated, it is expected that the Combined Fund will seek equity exposure through a combination of investments in individual equity securities, initially consisting of a portfolio of common stocks included in the Index in equal weight, and investments in ETFs.
Pursuant to its investment policies, in the future the Combined Fund’s may seek to obtain a portion of its equity exposure through derivative instruments that replicate the economic characteristics of exposure to equity securities, indices or markets. Derivative instruments through which the Fund may obtain long equity exposure include futures contracts, swap agreements (including, but not limited to, total return swap agreements), and forward contracts. The Fund may engage in derivatives transactions involving instruments traded on exchanges, through clearinghouses or in the over-the-counter market.
Futures Contracts and Options on Futures. The Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments.
A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.
 No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.
 An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund. Futures transactions and options on futures must be covered by assets or instruments acceptable under applicable segregation and coverage requirements.
 The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities.
Special Risk Considerations Relating to Futures and Options Thereon. Futures and options on futures entail certain risks: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged and losses from investing in futures transactions that are potentially unlimited. The Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price, and the Fund would either have to make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon that the Fund has written and that the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.
Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Adviser to predict correctly movements in the direction of interest rates. If the Adviser’s expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.
 Additional Risks of Options, Futures Contracts and Options on Futures Contracts and Forward Contracts Traded on Foreign Exchanges. Options, futures contracts and options thereon and forward contracts on securities may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.
 Swaps. Swap contracts may be purchased or sold to obtain investment exposure and/or to hedge against fluctuations in securities prices, currencies, commodities, interest rates or market conditions, to change the duration of the overall portfolio or to mitigate default risk. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional value,” i.e., the designated reference amount of exposure to the underlying instruments. The Fund intends to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund may use swaps for risk management purposes and as a speculative investment.
 The net amount of the excess, if any, of the Fund’s swap obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Adviser generally requires counterparties to have a minimum credit rating of A from Moody’s (or comparable rating from another NRSRO) and monitors such rating on an on-going basis. If the other party to a swap contract defaults, the Fund’s risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. Under such circumstances, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.
Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may consist of securities, baskets of securities, or securities indices, during the specified period, in return for receiving payments equal to a fixed or floating rate of interest or the total return from the other designated underlying asset(s).
Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Concerns about, or a default by, one large market participant could lead to significant liquidity problems for other participants. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral.
The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivatives transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund.
Segregation and Cover Requirements. Futures contracts, swaps, caps, floors and collars, options on securities, indices and futures contracts sold by the Fund are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Fund does not hold the security or futures contract underlying the instrument, the Fund intends to designate on its books and records on an ongoing basis, cash or liquid securities in an amount at least equal to the Fund’s obligations with respect to such instruments. If the Fund acts as the seller of a credit default swap, the Fund will earmark cash or liquid securities in an amount at least equal to the notional value of the swap, less any amounts owed to the Fund under such swap. Such amounts fluctuate as the obligations increase or decrease. The earmarking requirement can result in the Fund maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.
 Legislation and Regulation Risk. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, has resulted in significant revisions to the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others, a reorganization of federal financial regulators; a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of credit rating agencies; and new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect issuers in which the Fund invests that utilize derivatives strategies for hedging or other purposes. The ultimate impact of the Dodd-Frank Act, and resulting regulation, is not yet certain and issuers in which the Fund invests may also be affected by the new legislation and regulation in ways that are currently unforeseeable.
 On December 11, 2015, the SEC published a proposed rule that, if adopted, would change the regulation of the use of derivative instruments and financial commitment transactions by registered investment companies. The SEC sought public comments on numerous aspects of the proposed rule, and as a result the nature of any final regulations is uncertain at this time. Such regulations could limit the implementation of the Fund’s use of derivatives and impose additional compliance costs on the Fund, which could have an adverse impact on the Fund.
 Amended Commodity Futures Trading Commission (“CFTC”) Rule 4.5 permits investment advisers to registered investment companies to claim an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to a fund, provided certain requirements are met. In order to permit the Investment Adviser to claim this exclusion with respect to the Fund, the Fund will limit its transactions in futures, options on futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. Accordingly, the Fund is not subject to regulation under the CEA or otherwise regulated by the CFTC. If the Adviser was unable to claim the exclusion with respect to the Fund, the Adviser would become subject to registration and regulation as a commodity pool operator, which would subject the Adviser and the Fund to additional registration and regulatory requirements and increased operating expenses.
Risk of Failure to Qualify as a RIC. To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources, meet certain asset diversification tests and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). If for any taxable year the Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.
Fixed Income Securities. To the extent the Fund obtains equity exposure through derivative instruments, the Fund will invest in a portfolio of fixed income securities and cash investments, or in ETFs that invest primarily in fixed income securities and cash investments, to collateralize derivatives positions and to increase investment return. Fixed income securities in which the Fund may invest include debt securities selected from a variety of sectors and credit qualities (principally, investment grade), principally, corporate bonds, participations in and assignments of syndicated bank loans, asset-backed securities (including mortgage-backed securities and structured finance investments), U.S. government and agency securities (including those not backed by the full faith and credit of the U.S. government), mezzanine and preferred securities, commercial paper, zero-coupon bonds, non-registered or restricted securities (consisting of securities originally issued in reliance on Rule 144A and Regulation S), step-up securities (such as step-up bonds) and convertible securities that GPIM believes offer attractive yield and/or capital appreciation potential. The Fund may hold fixed income securities of any duration or maturity. Fixed income securities in which the Fund may invest may pay fixed or variable rates of interest.
Corporate Bonds. Corporate bonds are debt obligations issued by corporations and other business entities. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk. Depending on the nature of the seniority provisions, a senior corporate bond may be junior to other credit securities of the issuer.
Below Investment Grade Securities. Below investment grade securities are those rated below Baa3- by Moody’s or below BBB- by S&P or Fitch or, if unrated, judged to be of below investment grade quality by the Adviser. A significant portion of the Fund’s portfolio may consist of below investment grade securities. Below investment grade quality securities (commonly referred to as “high yield” or “junk” bonds) involve special risks as compared to securities of investment grade quality. Below investment grade securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for below investment grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value.

The prices of credit securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and may be a substantial factor in the Fund’s relative net asset value volatility.
The ratings of NRSROs represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in below investment grade securities that have not been rated by an NRSRO, the Fund’s ability to achieve its investment objective will be more dependent on the Adviser’s credit analysis than would be the case when the Fund invests in rated securities.
Senior Loans. Senior Loans generally hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The proceeds of Senior Loans typically are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest which are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.
Senior Loans typically have a stated term of between five and nine years, and have interest rates which typically are redetermined daily, monthly, quarterly or semi-annually. Longer interest rate reset periods generally increase fluctuations in the Fund’s net asset value as a result of changes in market interest rates. The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease.
Because of prepayments, the Adviser expects the average life of the Senior Loans in which the Fund invests to be shorter than the stated maturity.
Many Senior Loans in which the Fund will invest may not be rated by an NRSRO, will not be registered with the Securities and Exchange Commission (the “SEC”), or any state securities commission, and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade. Certain of the Senior Loans in which the Fund will invest will have been assigned below investment grade ratings by an NRSRO. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Because of the protective features of Senior Loans, the Adviser believes that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. The Adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.
Although the risks associated with Senior Loans are similar to the risks of below investment grade securities, Senior Loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest rates are typically adjusted for changes in short-term interest rates, Senior Loans generally are subject to less interest rate risk than other below investment grade securities, which are typically fixed rate.
No active trading market may exist for some Senior Loans, and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund’s net asset value. In addition, the Fund may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of Senior Loans, the Fund’s yield may be lower.
Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans reset only periodically), the value of Senior Loans is substantially less sensitive to changes in market interest rates than fixed rate instruments. As a result, to the extent the Fund invests in floating-rate Senior Loans, the Fund’s portfolio may be less volatile and less sensitive to changes in market interest rates than if the Fund invested in fixed rate obligations. Similarly, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund’s net asset value. Other factors, including rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity, can reduce the value of Senior Loans and other debt obligations, impairing the Fund’s net asset value.
The Fund may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.
Second Lien Loans. Second Lien Loans have many of the same characteristics as Senior Loans, except that Second Lien Loans are junior in priority to first lien obligations. Second Lien Loans typically have variable floating rate interest payments. Accordingly, the risks associated with Second Lien Loans are higher than the risk of loans with first priority over the collateral. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund.
Subordinated Secured Loans. Subordinated Secured Loans are made by public and private corporations and other nongovernmental entities and issuers for a variety of purposes. Subordinated Secured Loans may rank lower in right of payment to one or more Senior Loans and Second Lien Loans of the Borrower. Subordinated Secured Loans typically are secured by a lower priority security interest or lien to or on specified collateral securing the Borrower’s obligation under the Loan, and typically have more subordinated protections and rights than Senior Loans and Second Lien Loans. Subordinated Secured Loans may become subordinated in right of payment to more senior obligations of the Borrower issued in the future. Subordinated Secured Loans may have fixed or floating rate interest payments. Because Subordinated Secured Loans may rank lower as to right of payment than Senior Loans and Second Lien Loans of the Borrower, they may present a greater degree of investment risk than Senior Loans and Second Lien Loans but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their more subordinated status, such investments have many characteristics and risks similar to Senior Loans and Second Lien Loans discussed above. The Fund may purchase interests in Subordinated Secured Loans through assignments or participations.
Unsecured Loans. Unsecured Loans are loans made by public and private corporations and other nongovernmental entities and issuers for a variety of purposes. Unsecured Loans generally have lower priority in right of payment compared to holders of secured debt of the Borrower. Unsecured Loans are not secured by a security interest or lien to or on specified collateral securing the Borrower’s obligation under the loan.

Unsecured Loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including Senior Loans, Second Lien Loans and Subordinated Secured Loans. Unsecured Loans may have fixed or floating rate interest payments. Because Unsecured Loans are subordinate to the secured debt of the borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their subordinated and unsecured status, such investments have many characteristics and risks similar to Senior Loans, Second Lien Loans and Subordinated Secured Loans discussed above. The Fund may purchase interests in Unsecured Loans through assignments or participations.
Loan Participations and Assignments. The Fund may purchase interests in loans through assignments or participations. The Fund may purchase Loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests. If the Fund purchases a Loan on direct assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Investments in Loans on a direct assignment basis may involve additional risks to the Fund. If such Loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.
The Fund may also purchase, without limitation, participations in Loans. The participation by the Fund in a lender’s portion of a Loan typically will result in the Fund having a contractual relationship only with such lender, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a Borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a Loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any NRSRO. Given the current structure of the markets for loan participations and assignments, the Fund currently expects to treat these securities as illiquid.
Preferred Securities. The Fund may invest in preferred securities. There are two basic types of preferred securities. The first, sometimes referred to as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. The second type, sometimes referred to as trust preferred securities, are usually issued by a trust or limited partnership and represent preferred interests in deeply subordinated debt instruments issued by the corporation for whose benefit the trust or partnership was established.
—	Traditional Preferred Securities. Traditional preferred securities generally pay fixed or variable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable. In addition to dividends or distributions, preferred securities entitle the holder to receive, in preference to the holders of common stock, a fixed share of the proceeds resulting from liquidation of the issuer. As the holder of preferred securities is exposed to the credit of the issuer, the Fund considers preferred securities to be credit securities.
Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the “Dividends Received Deduction.” Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund would be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.
—	Trust Preferred Securities. Trust preferred securities are a comparatively new asset class. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and variable coupon rate securities that are either perpetual in nature or have stated maturity dates.
Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.
Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.
Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for U.S. federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for U.S. federal income tax purposes and, as such, are not eligible for the Dividends Received Deduction. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.
Convertible Securities. Convertible securities consist of bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the issuer. Convertible securities have general characteristics similar to both debt and equity securities. A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. The value of a convertible security is a function of (i) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth if converted into the underlying common stock.
Mortgage-Backed Securities. MBS are structured debt obligations collateralized by pools of commercial or residential mortgages. Pools of mortgage loans and mortgage-backed loans such as mezzanine loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. MBS consist of complex instruments such as collateralized mortgage obligations (“CMOs”), stripped MBS, mortgage pass-through securities, interests in real estate mortgage investment conduits (“REMICs”), real estate investment trusts (“REITs”) that invest the majority of their assets in real property mortgages and which generally derive income primarily from interest payments thereon, and other securities that provide exposure to mortgages. MBS in which the Fund may invest may have fixed, floating or variable interest rates, interest rates that change based on multiples of changes in a specified index of interest rates or interest rates that change inversely to changes in interest rates, or may not bear interest. The Fund may invest in RMBS and CMBS, issued by governmental entities and private issuers. The Fund may invest in subordinated MBS and residual interest in MBS. The Fund may invest in sub-prime mortgages or MBS that are backed by sub-prime mortgages. Additional information regarding types of MBS that the Fund may invest in are described below.
—	RMBS. RMBS are securities the payments on which depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily on the cash flow from residential mortgage loans made to borrowers that are secured (on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances) by residential real estate (one- to four-family properties), the proceeds of which are used to purchase real estate and purchase or construct dwellings thereon (or to refinance indebtedness previously so used). Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.
—	Government Agency Securities. The principal U.S. Governmental guarantor of MBS is the Government National Mortgage Association (“GNMA”), which is a wholly owned U.S. Government corporation. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”). MBS issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”).
—	Government-Related Securities. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA and FHLMC issue pass-through securities guaranteed by the respective entity, but not backed by the full faith and credit of the U.S. Government. MBS issued by FNMA) include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”). MBS issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs”). In 2008, the Federal Housing Finance Agency (“FHFA”), a new independent regulatory agency, placed FNMA and FHLMC into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase

Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury agreed to purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. In 2009, the U.S. Treasury announced additional financial support for certain governmentally supported entities, including the Federal Home Loan Banks (“FHLBs”), FNMA and FHLMC. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its MBS. FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs.
—	Private Entity Securities. These MBS are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on MBS backed by pools created by nongovernmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Fund or the price of the Fund’s shares. MBS issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.
—	CMBS. CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities (“Subordinated CMBS”) take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and over-collateralization.
The Fund may invest in Subordinated CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated CMBS have no governmental guarantee and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior MBS arising out of the same pool of mortgages. The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior MBS. On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior CMBS issued in respect of the same mortgage pool. Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional debt securities and senior MBS.
—	Collateralized Mortgage Obligations. A CMO is a multi-class bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) Ginnie Mae, Fannie Mae or Freddie Mac pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans’ Affairs, (c) unsecuritized conventional mortgages, (d) other MBS or (e) any combination thereof. Each class of CMOs, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as LIBOR (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. The Fund also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Fund’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.
—	CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of a CMO is applied first to make required payments of principal and interest on the CMO and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped MBS (described below). In addition, if a series of a CMO includes a class that bears interest at an variable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped MBS, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual. CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933 (the “Securities Act”). CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability.
—	Stripped MBS. Stripped MBS are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security (“IO”), and all of the principal is distributed to holders of another type of security known as a principal-only security (“PO”). Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.
—	Sub-Prime Mortgages. Sub-prime mortgages are mortgages rated below “A” by S&P, Moody’s or Fitch. Historically, sub-prime mortgage loans have been made to borrowers with blemished (or non-existent) credit records, and the borrower is charged a higher interest rate to compensate for the greater risk of delinquency and the higher costs of loan servicing and collection. Sub-prime mortgages are subject to both state and federal anti-predatory lending statutes that carry potential liability to secondary market purchasers such as the Fund. Sub-prime mortgages have certain characteristics and associated risks similar to below investment grade securities, including a higher degree of credit risk, and certain characteristics and associated risks similar to MBS, including prepayment risk.
—	Other MBS. MBS, other than those described above, directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Such MBS may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
Asset-Backed Securities. The Fund’s investments in credit securities may include, without limitations, ABS. ABS are a form of structured debt obligation. ABS are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a special purpose vehicle). Collateral assets brought into a pool according to specific diversification rules. A special purpose vehicle is founded for the purpose of securitizing these payment claims and the assets of the special purpose vehicle are the diversified pool of collateral assets. The special purpose vehicle issues marketable securities which are intended to represent a lower level of risk than an underlying collateral asset individually, due to the diversification in the pool. The redemption of the securities issued by the special purpose vehicle takes place out of the cash flow generated by the collected assets. A special purpose vehicle may issue multiple securities with different priorities to the cash flows generated and the collateral assets. The collateral for ABS may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of ABS that may be developed in the future. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.
CLOs, CDOs and CBOs. All or a portion of the Fund’s ABS investments may consist of CLOs, collateralized debt obligations (“CDOs”) and collateralized bond obligations (“CBOs”). A CDO is an structured debt security, issued by a financing company (generally called a special purpose vehicle or SPV), that was created to reapportion the risk and return characteristics of a pool of assets, whose underlying collateral is typically a portfolio of Loans, bonds or other debt securities, other structured finance securities and/or synthetic instruments. The SPV is a company founded solely for the purpose of securitizing payment claims. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collateral.
Where the underlying collateral is a portfolio of Loans a CDO is referred to as a CLO. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a CBO. Investors in CLOs, CDOs and CBOs bear the credit risk of the underlying collateral. The vast majority of CLOs, CDOs and CBOs are actively managed by an independent investment manager.
The key feature of the CLO, CDO or CBO structure is the prioritization of the cash flows from a pool of collateral securities among the several tranches of the CLO, CDO or CBO. Multiple tranches of securities are issued by the CLO, CDO or CBO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. The most senior tranche of a CLO, CDO or CBO has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e. the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate. CLOs, CDOs or CBOs are subject to the risk of prepayment. The value of CLOs, CDOs or CBOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.
Other Structured Finance Investments. The Fund may invest in structured notes and other forms of structured finance investments. Structured finance investments are tailored, or packaged, to meet certain financial goals of investors. The Adviser believes that structured finance investments provide attractive risk-adjusted returns, frequent sector rotation opportunities and prospects for adding value through security selection.
Inflation-Indexed Bonds. Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) are debt securities the principal value of which is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity. See “Tax Matters.”
U.S. Government Securities. The Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, which may consist of: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, such as U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. Government under the separate trading of registered interest and principal securities program (i.e., “STRIPS”), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed MBS, some of which are backed by the full faith and credit of the U.S. Government, some of which are supported by the right of the issuer to borrow from the U.S. Government, and some of which are backed only by the credit of the issuer itself.
Municipal Securities. The Fund may invest in debt obligations issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their political subdivisions, agencies or instrumentalities. The Fund may invest in various municipal securities, municipal bonds and municipal notes, securities issued to finance and refinance public projects and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax. Municipal securities are often issued by state and local governmental entities to finance or refinance public projects, such as roads, schools, and water supply systems. Municipal securities also may be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide long-term financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities also may be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. The Fund may purchase municipal securities in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms that include fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships, or other investment companies.
The Fund may invest in taxable municipal securities, which primarily consist of Build America Bonds (“BABs”). BABs are taxable municipal obligations issued pursuant to legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support of the interest paid. Enacted in February 2009, the American Recovery and Reinvestment Act of 2009 (the “ARRA”) authorizes state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either (i) receive payments from the U.S. Treasury with respect to the bonds’ interest payments (“direct pay” BABs) or (ii) provide tax credits to investors in the bonds (“tax credit” BABs). Pursuant to the ARRA, the issuance of BABs was discontinued on December 31, 2010.

Sovereign Government And Supranational Debt. The Fund may invest in all types of debt securities of governmental issuers in all countries, including emerging market countries. These sovereign debt securities may consist of: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development. Sovereign government and supranational debt involve all the risks described herein regarding foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation.
Zero-Coupon Bonds, Step-Ups And Payment-In-Kind Securities. Zero-coupon bonds pay interest only at maturity rather than at intervals during the life of the security. Like zero-coupon bonds, “step up” bonds may pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) are debt obligations that pay “interest” in the form of other debt obligations, instead of in cash. These types of instruments may be issued and traded at a deep discount from face value. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund will be required to distribute the income on these instruments as it accrues, even if the Fund does not receive the income on a current basis or in cash. Thus, to the extent the Fund holds these types of instruments, the Fund may have to sell other investments or borrow money, including when it may not be advisable to do so, to make income distributions to its shareholders.
Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies, finance companies and other issuers.
Fixed Income Securities Risk. There are also additional risks associated with the Fund will invest in a collateral portfolio of fixed income securities and cash investments, including:
Issuer Risk. The value of securities in which the Fund invests may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and projected earnings, and the value of its assets.
Credit Risk. Credit risk is the risk that one or more debt obligations in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation experiences a decline in its financial status. A downgrade of the rating assigned to a credit security by an NRSRO may reduce the value of that security. To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. In addition, to the extent the Fund uses credit derivatives, such use will expose it to additional risks in the event that the bonds underlying the derivatives default.
Interest Rate Risk. Interest rate risk is the risk that credit securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of credit securities generally will fall. These risks may be greater in the current market environment because interest rates are near historically low levels.
 Prevailing interest rates may be adversely impacted by market and economic factors. The Federal Reserve has begun to reduce, with a view toward eventually eliminating, its bond-buying program known as “quantitative easing.” While such tapering is one indicator of the Federal Reserve’s views as to the strength of the U.S. economy, the anticipation of such tapering in the past has led to market volatility, and such anticipation, or actual additional tapering, in the future may lead to additional market volatility and rising interest rates. If interest rates rise the markets may experience increased volatility, which may adversely affect the value and/or liquidity of certain of the Fund’s investments. Increases in interest rates may adversely affect the Fund’s ability to achieve its investment objective.
The prices of longer-term securities fluctuate more than prices of shorter-term securities as interest rates change. The Fund’s use of leverage, as described below, will tend to increase common share interest rate risk. The Fund may utilize certain strategies for the purpose of reducing the interest rate sensitivity of credit securities held by the Fund and decreasing the Fund’s exposure to interest rate risk. The Fund may utilize futures, interest rate swaps and other derivatives transactions to implement these strategies. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful or that any hedges that the Fund may establish will perfectly correlate with movements in interest rates.
The Fund may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. The Fund also may invest in inverse floating rate credit securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed rate credit securities with similar credit quality. To the extent the Fund holds variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may adversely affect the net asset value of the common shares.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price or the overall return of the Fund.
Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may redeem a below investment grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced given that the Fund would lose the potential value of the yield-to-maturity of the bonds in the event they are redeemed at the stated principal amount. Senior Loans and Second Lien Loans typically do not have call protection. The degree to which borrowers prepay Senior Loans and Second Lien Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among Senior Loan and Second Lien Loan investors, among others. For these reasons, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the outstanding debt from which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid investment.
Liquidity Risk. The Fund may invest in fixed income securities for which there is no readily available trading market or which are otherwise illiquid. The Fund may invest in privately issued securities of both public and private companies, which may be illiquid. Securities of below investment grade quality tend to be less liquid than investment grade debt securities, and securities of financial distressed or bankrupt issuers may be particularly illiquid.
Valuation Risk. Because the secondary markets for certain investments may be limited, they may be difficult to value. Where market quotations are not readily available or deemed unreliable, the Fund will value such securities in accordance with fair value procedures adopted by the Board of Trustees. Valuation of illiquid securities may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. A security that is fair valued may be valued at a price higher or lower than the value determined by other funds using their own fair valuation procedures. Prices obtained by the

Fund upon the sale of such securities may not equal the value at which the Fund carried the investment on its books, which would adversely affect the net asset value of the Fund.
Duration And Maturity Risk. The Fund has no set policy regarding maturity or duration of fixed income securities in which it may invest or of the Fund’s portfolio generally. Generally speaking, the longer the duration of the Fund’s portfolio, the more exposure the Fund will have to interest rate risk described above.
Below Investment Grade Securities Risk. The Fund may invest in securities rated below investment grade or, if unrated, determined by the Adviser to be of comparable credit quality, which are commonly referred to as “high-yield” or “junk” bonds. Investment in securities of below investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because of the substantial risks associated with investments in below investment grade securities, you could have an increased risk of losing money on your investment in common shares, both in the short-term and the long-term.
The ratings of Moody’s, S&P, Fitch and other NRSROs represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. To the extent that the Fund invests in securities that have not been rated by an NRSRO, the Fund’s ability to achieve its investment objectives will be more dependent on the Adviser’s credit analysis than would be the case when the Fund invests in rated securities.
Corporate Bond Risk. The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments. Corporate bonds of below investment grade quality are subject to the risks described herein under “Risks—Below Investment Grade Securities Risk.”
Senior Loans Risk. Senior Loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. Senior Loans in which the Fund will invest are generally rated below investment grade or unrated but believed by the Adviser to be of below investment grade quality and are considered speculative because of the credit risk of their issuers.
There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a Borrower or its securities limiting the Fund’s investments, and the Adviser relies primarily on its own evaluation of a Borrower’s credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Adviser with respect to investments in Senior Loans. The Adviser’s judgment about the credit quality of a Borrower may be wrong.
Issuers of below investment grade Senior Loans are more likely to default on their payments of interest and principal owed to the Fund than issuers of investment grade Senior Loans, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn generally leads to a higher non-

payment rate, and a Senior Loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.
No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a Senior Loan and which may make it difficult to value Senior Loans. Adverse market conditions may impair the liquidity of some actively traded Senior Loans, meaning that the Fund may not be able to sell them quickly at a desirable price. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Illiquid Senior Loans may also be difficult to value.
 Although the Senior Loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the Borrower. Such Senior Loans involve a greater risk of loss. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Senior Loans.
 Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.
 The Fund’s investments in Senior Loans may be subject to lender liability risk. Lender liability refers to a variety of legal theories generally founded on the premise that a lender has violated a duty of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the Borrower or has assumed an excessive degree of control over the Borrower resulting in the creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability. In addition, under common law principles that in some cases form the basis for lender liability claims, in which a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors.
 Economic exposure to Senior Loans through the use of derivatives transactions may involve greater risks than if the Fund had invested in the Senior Loan interest directly during a primary distribution or through assignments or participations in a loan acquired in secondary markets since, in addition to the risks described above, derivatives transactions to gain exposure to Senior Loans may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks associated with derivatives discussed herein.
Second Lien Loans Risk. Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans and below investment grade securities. Because Second Lien Loans are subordinated and thus lower in priority of payment to Senior Loans or other debt instruments with higher priority of the related Borrower, they are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments and repayment of principal after giving effect to the senior secured obligations of the Borrower. This risk is generally higher for subordinated loans or debt which are not backed by a security interest in any specific collateral. Second Lien

Loans generally have greater price volatility than Senior Loans and may be less liquid. Second Lien Loans share the same risks as other below investment grade securities.
Subordinated Secured Loans Risk. Subordinated Secured Loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans and below investment grade securities. However, such loans may rank lower in right of payment than any outstanding Senior Loans, Second Lien Loans or other debt instruments with higher priority of the Borrower and therefore are subject to additional risk that the cash flow of the Borrower and any property securing the loan may be insufficient to meet scheduled payments and repayment of principal in the event of default or bankruptcy after giving effect to the higher ranking secured obligations of the Borrower. Subordinated Secured Loans are expected to have greater price volatility than Senior Loans and Second Lien Loans and may be less liquid.
Unsecured Loans Risk. Unsecured Loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans, Subordinated Secured Loans and below investment grade securities. However, because Unsecured Loans have lower priority in right of payment to any higher ranking obligations of the Borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the Borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher ranking obligations of the Borrower. Unsecured Loans are expected to have greater price volatility than Senior Loans, Second Lien Loans and Subordinated Secured Loans and may be less liquid.
Loan Participations and Assignments Risk. The Fund may purchase Loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The Fund may also purchase, without limitation, participations in Loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund may not be able to conduct the same due diligence on the Borrower with respect to a Senior Loan that the Fund would otherwise conduct. In addition, as a holder of the participations, the Fund may not have voting rights or inspection rights that the Fund would otherwise have if it were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan. Lenders selling a participation and other persons interpositioned between the lender and the Fund with respect to a participation will likely conduct their principal business activities in the banking, finance and financial services industries. Because the Fund may invest in participations, the Fund may be more susceptible to economic, political or regulatory occurrences affecting such industries. Unfunded commitments to purchase loan participations or assignments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).
Preferred Securities Risk. Preferred securities may contain provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.
Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.
Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of trust preferred securities, holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.
In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in U.S. federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.
From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Adviser believes that doing so would be consistent with the Fund’s investment objective and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.
Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all credit securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on the basis of yield and maturity and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock.
Structured Finance Investments Risk. The Fund’s structured finance investments may include RMBS and CMBS issued by governmental entities and private issuers, other ABS and CLOs, CDOs and CBOs, structured notes, credit-linked notes and other types of structured finance securities. Holders of structured finance securities bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the issuer of the structured finance security, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured finance investments enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured finance securities generally pay their share of the structured finance security issuer’s administrative and other expenses. The prices of indices and securities underlying structured finance securities, and, therefore, the prices of structured finance securities, will be influenced by, and will rise and fall in response to, the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured finance security uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured finance securities owned by the Fund. Certain structured finance securities may be thinly traded or have a limited trading market.
The Fund may invest in structured finance securities collateralized by low grade or defaulted loans or securities. Investments in such structured finance securities are subject to the risks associated with below investment grade securities. Such securities are characterized by high risk. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities.
The Fund may invest in senior and subordinated classes issued by structured finance vehicles. The payment of cash flows from the underlying assets to senior classes take precedence over those of subordinated classes, and therefore subordinated classes are subject to greater risk. Furthermore, the leveraged nature of subordinated classes may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets.

 Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in structured finance securities may be characterized by the Fund as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.
MBS Risks. MBS represent an interest in a pool of mortgages. MBS are subject to certain risks: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the return to investors in such MBS); risks associated with the servicer of the underlying mortgages; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment risk, which can lead to significant fluctuations in the value of the MBS; loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. The value of MBS may be substantially dependent on the servicing of the underlying pool of mortgages. In addition, the Fund’s level of investment in MBS of a particular type or in MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the Fund to additional risk.
 When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, the market values of MBS decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of MBS is usually more pronounced than it is for other types of debt securities and can cause the prices of MBS to be increasingly volatile. The Fund may invest in sub-prime mortgages or MBS that are backed by sub-prime mortgages or defaulted or nonperforming loans.
 Moreover, the relationship between prepayments and interest rates may give some high-yielding MBS less potential for growth in value than conventional bonds with comparable maturities. During periods of falling interest rates, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, MBS’s total return and maturity may be difficult to predict precisely. To the extent that the Fund purchases MBS at a premium, prepayments (which may be made without penalty) may result in loss of the Fund’s principal investment to the extent of premium paid.
MBS generally are classified as either CMBS or RMBS, each of which are subject to certain specific risks.
Commercial Mortgage-Backed Securities Risk. The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for residential single-family MBS. CMBS are subject to particular risks. CBS are subject to risks associated with lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than residential lending. Commercial lending typically involves larger loans to single borrowers or groups of related borrowers than residential mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, change in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances.

Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on MBS secured by loans on commercial properties than on those secured by loans on residential properties. Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The exercise of remedies and successful realization of liquidation proceeds relating to CMBS may be highly dependent on the performance of the servicer or special servicer. There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.
Residential Mortgage-Backed Securities Risk. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.
MBS issued by FNMA or FHLMC are guaranteed as to timely payment of principal and interest by FNMA or FHLMC, but are not backed by the full faith and credit of the U.S. Government. In 2008, the FHFA, a new independent regulatory agency, placed FNMA and FHLMC into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC MBS would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.
Various proposals have been put forth to further reform the U.S. housing and mortgage markets. The Fund and the Adviser cannot predict the future political, regulatory or economic changes that could impact the FNMA, FHLMC and the FHLBs, and the values of their related securities or obligations, and the market for MBS generally.
Legal risks associated with RMBS can arise as a result of the procedures followed in connection with the origination of the mortgage loans or the servicing thereof, which may be subject to various federal and state laws (including, without limitation, predatory lending laws), public policies and principles of equity that regulate interest rates and other charges, require certain disclosures, require licensing of originators, prohibit discriminatory lending practices, regulate the use of consumer credit information and debt collection practices and may limit the servicer’s ability to collect all or part of the principal of or interest on a residential mortgage loan, entitle the borrower to a refund of amounts previously paid by it or subject the servicer to damages and sanctions.
Sub-Prime Mortgage Market Risk. The residential mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain mortgages and MBS. Delinquencies and losses on residential mortgage loans (especially sub-prime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values

(as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Largely due to the foregoing, reduced investor demand for mortgage loans and MBS and increased investor yield requirements caused limited liquidity in the secondary market for certain MBS, which can adversely affect the market value of MBS. It is possible that such limited liquidity in such secondary markets could continue or worsen. If the economy of the United States deteriorates further, the incidence of mortgage foreclosures, especially sub-prime mortgages, may increase, which may adversely affect the value of any MBS owned by the Fund.
Any increase in prevailing market interest rates, which are currently near historical lows, may result in increased payments for borrowers who have adjustable rate mortgages. Moreover, with respect to hybrid mortgage loans after their initial fixed rate period, interest-only products or products having a lower rate, and with respect to mortgage loans with a negative amortization feature which reach their negative amortization cap, borrowers may experience a substantial increase in their monthly payment even without an increase in prevailing market interest rates. Increases in payments for borrowers may result in increased rates of delinquencies and defaults on residential mortgage loans underlying the RMBS.
The significance of the mortgage crisis and loan defaults in residential mortgage loan sectors led to the enactment of numerous pieces of legislation relating to the mortgage and housing markets. These actions, along with future legislation or regulation, may have significant impacts on the mortgage market generally and may result in a reduction of available transactional opportunities for the Fund or an increase in the cost associated with such transactions and may adversely impact the value of RMBS.
During the mortgage crisis, a number of originators and servicers of residential and commercial mortgage loans, including some of the largest originators and servicers in the residential and commercial mortgage loan market, experienced serious financial difficulties. Such difficulties may affect the performance of non-agency RMBS and CMBS. There can be no assurance that originators and servicers of mortgage loans will not continue to experience serious financial difficulties or experience such difficulties in the future, including becoming subject to bankruptcy or insolvency proceedings, or that underwriting procedures and policies and protections against fraud will be sufficient in the future to prevent such financial difficulties or significant levels of default or delinquency on mortgage loans.
Stripped MBS Risk. Stripped MBS may be subject to additional risks. One type of stripped MBS pays to one class all of the interest from the mortgage assets (the interest only or IO class), while the other class will receive all of the principal (the principal only or PO class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the assets underlying the IO class experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, PO class securities tend to decline in value if prepayments are slower than anticipated.
CMO Risk. There are certain risks associated specifically with CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of a CMO is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. Actual future results may vary from these estimates, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred during the recent downturn in the mortgage markets, the weighted average life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payments when due, the holder could sustain a loss.

Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of an index. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Fund’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.
ABS Risk. In addition to the general risks associated with credit securities discussed herein and the risks discussed under “Structured Finance Investments Risks,” ABS are subject to additional risks. ABS may be particularly sensitive to changes in prevailing interest rates. ABS involve certain risks in addition to those presented by MBS. ABS do not have the benefit of the same security interest in the underlying collateral as MBS and are more dependent on the borrower’s ability to pay and may provide the Fund with a less effective security interest in the related collateral than do MBS. Payment of interest and repayment of principal on ABS is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities, which may result in losses to investors in an ABS transaction. Debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying ABS, which may give the debtor the right to avoid or reduce payment. The value of ABS held by the Fund also may change because of actual or perceived changes in the creditworthiness of the underlying asset obligors, the originators, the servicing agents, the financial institutions, if any, providing credit support, or swap counterparties in the case of synthetic ABS.
Recently adopted rules implementing credit risk retention requirements for ABS may increase the costs to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which the Fund may invest. Although the impact of these requirements is uncertain, certain additional costs may be passed to the Fund and the Fund’s investments in ABS may be adversely affected.
ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include a significant rise in defaults on the underlying collateral, a sharp drop in the credit enhancement level or the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment. The values of ABS may be substantially dependent on the servicing of the underlying collateral pools, and ABS are therefore subject to risks associated with the performance by their servicers. Due to their often complicated structures, certain ABS may be difficult to value and may constitute illiquid investments.
The collateral underlying ABS may constitute assets related to a wide range of industries and sectors, such as credit card and automobile receivables and aircraft loans. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. The Credit CARD Act of 2009 imposes regulations on the ability of credit card issuers to adjust the interest rates and exercise various other rights with respect to indebtedness extended through credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Risks associated with aircraft securitizations include but are not limited to risks related to commercial aircraft, the leasing of aircraft by commercial airlines and the commercial aviation industry generally. With respect to any one aircraft, the value of such aircraft can be affected by the particular maintenance and operating history for the aircraft or its components, the model and type of aircraft, the jurisdiction of registration (including legal risks, costs and delays in attempting to repossess and export such aircraft following any default under the related loan or lease) and regulatory risk.
CLO, CDO and CBO Risk. In addition to the general risks associated with credit securities discussed herein and the risks discussed under “Structured Finance Investments Risks,” CLOs, CDOs and CBOs are subject to additional risks. CLOs, CDOs and CBOs are subject to risks associated with the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
The credit quality of CLOs, CDOs and CBOs depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., debt obligations) of CLOs, CDOs and CBOs are subject to prepayments, which shorten the weighted average maturity and may lower the return of CLOs, CDOs and CBOs. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The transaction documents relating to the issuance of CLOs, CDOs and CBOs may impose eligibility criteria on the assets of the issuing SPV, restrict the ability of the investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the SPV’s investment manager to maximize returns on the CLOs, CDOs and CBOs. In addition, other parties involved in CLOs, CDOs and CBOs, such as third party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLOs, CDOs and CBOs. Furthermore, CLO, CDO and CBO transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO, CDO or CBO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche. CLOs, CDOs and CBOs are often highly leveraged, and the risks of investing in these instruments may be magnified depending on the tranche of CLO, CDO or CBO securities held by a Fund.
Payments to holders of CLOs, CDOs and CBOs may be subject to deferral. If cashflows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on the CLOs, CDOs and CBOs, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the issuer to pay such deficiency will be extinguished.
The value of securities issued by CLOs, CDOs and CBOs also may change because of changes in market value, that is changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement. Finally, CLOs, CDOs and CBOs are limited recourse and may not be paid in full and may be subject to up to 100% loss.
Section 13 of the Bank Holding Company Act of 1956, often referred to as the “Volcker Rule,” imposes restrictions on banking entities’ ability to sponsor or invest in certain CLOs, CDOs and CBOs. These restrictions may have an adverse effect on the CLO, CDO and CBO market generally, including the availability, liquidity and value of certain CLOs, CDOs and CBOs.
Sovereign Debt Risk. Investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted and the Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt and increase the costs and expenses of the Fund.
Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of Financial Leverage would likely increase, which would tend to further reduce returns to common shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Inflation-Indexed Securities Risk. Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation, such as real interest rates. In general, the value of an inflation-indexed security, including Treasury Inflation-Protected Securities (“TIPS”), tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation- indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used (i.e., the Consumer Price Index for All Urban Consumers (“CPI”)) will accurately measure the real rate of inflation in the prices of goods and services. Increases in the principal value of TIPS due to inflation are considered taxable ordinary income for the amount of the increase in the calendar year. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. In order to receive the special treatment accorded to “regulated investment companies” (“RICs”) and their shareholders under the Code and to avoid U.S. federal income and/or excise taxes at the Fund level, the Fund may be required to distribute this income to shareholders in the tax year in which the income is recognized (without a corresponding receipt of cash). Therefore, the Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of cash income the Fund actually received, and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions.
Municipal Securities Risk. Municipal securities involve certain risks. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds, and the investment performance of the Fund’s municipal securities investments may therefore be more dependent on the analytical abilities of the Adviser. The secondary market for municipal securities, particularly below investment grade securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell such securities at prices approximating those at which the Fund may currently value them.
In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not be able to collect all principal and interest to which they are entitled.
The Fund may invest in taxable municipal securities, which consist primarily of BABs. The issuance of BABs was discontinued on December 31, 2010. Under the sequestration process under the Budget Control Act of

2011, automatic spending cuts that became effective on March 1, 2013 reduced the federal subsidy for BABs and other subsidized taxable municipal bonds. The reduced federal subsidy has been extended through 2024. The subsidy payments were reduced by 7.3% in 2015 and by 6.8% in 2016. The Fund cannot predict future reductions in the federal subsidy for BABs and other subsidized taxable municipal bonds.
U.S. Government Securities Risk. U.S. Government securities historically have not involved the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. Government securities change as interest rates fluctuate. In 2011, each of S&P, Moody’s and Fitch lowered its long-term sovereign credit rating on the U.S. to “AA+” from “AAA.” Any further downgrades of the U.S. credit rating could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase the costs of all kinds of debt. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Fund. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio.

INVESTMENT RESTRICTIONS
Fundamental Policies
Except as described below, the Acquiring Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares:
(1)	Concentrate its investments in a particular "industry," as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.
(2)	With respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
(3)	Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.
(4)	Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.
(5)	Borrow money or issue any senior security, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.
(6)	Make loans, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.
(7)	Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.
Currently, under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund's total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of the borrowing (i.e., the principal amount may not exceed 331/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of declaration, the value of the Fund's total assets, less liabilities other than borrowings, is at least 300% of the principal amount of its borrowing.
Currently, under the 1940 Act, the Fund may generally not lend money or property to any person, directly or indirectly, if the person controls or is under common control with the Fund, except for a loan from the Fund to a company that owns all of the outstanding securities of the Fund, except directors' and qualifying shares.
For purposes of the foregoing, "majority of the outstanding," when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.
Unless otherwise indicated, all limitations applicable to the Fund's investments apply only at the time a transaction is entered into.
Currently, under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where the loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.
The Fund would be deemed to "concentrate" in a particular industry if it invested 25% or more of its total assets in that industry. The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).
To the extent the Fund covers its commitment under a reverse repurchase agreement, derivative instrument or other borrowing instrument by the segregation of liquid assets, equal in value to the amount of the Fund's commitment, or by entering into offsetting transactions or by owning other positions covering its obligations, the instrument will not be considered a "senior security" for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund.
The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions of the 1940 Act under an exemptive order of the SEC.

MANAGEMENT OF THE FUND
Board of Trustees
Overall responsibility for management and supervision of the Funds rest with the Board of Trustees (the “Board of Trustees” or the “Board”). The Board of Trustees approves all significant agreements between the Funds and the companies that furnish the Funds with services, including agreements with the Investment Adviser.
The Trustees are divided into three classes. Trustees serve until their successors have been duly elected. Following is a list of the names, business addresses, year of birth, present positions with the Funds, length of time served with the Funds, principal occupations during the past five years and other directorships held by each Trustee.
Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen	Other Public Company or Investment Company Directorships Held
Independent Trustees
Randall C. Barnes Year of Birth: 1951	Trustee	†	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	100	Current: Purpose Investments Funds (2014-present).
Donald A. Chubb Jr. Year of Birth: 1946	Trustee	†	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	96	Midland Care, Inc. (2011-present).
Jerry B. Farley Year of Birth: 1946	Trustee	†	Current: President, Washburn University (1997-present).	96	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III Year of Birth: 1946	Trustee and Chairman of the Contracts Review Committee	†	Current: Founder and President, Roman Friedrich & Company (1998-president). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	96	Current: Zincore Metals, Inc. (2009-present). Former: Axium Gold and Silver Corp. (2011-2012).
Robert B. Karn III Year of Birth: 1942	Trustee and Chairman of the Audit Committee	†	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	96	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002-present).
Ronald A. Nyberg Year of Birth: 1953	Trustee and Chairman of the Nominating and Governance Committee	†	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	102	Current: Edward-Elmhurst Healthcare System (2012-present).
Maynard F. Oliverius Year of Birth: 1943	Trustee	†	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	96
Current: Fort Hays State University Foundation (1999-present); Stormont-Vail Foundation (2013-present); University of Minnesota MHA Alumni Philanthropy Committee (2009-present).
Former: Topeka Community Foundation (2009-2014).

Ronald E. Toupin Jr. Year of Birth: 1958	Trustee and Chairman of the Board	†	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	99	Former: Bennett Group of Funds (2011-2013).

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen	Other Public Company or Investment Company Directorships Held
Interested Trustee
Donald C. Cacciapaglia* Year of Birth: 1951	President, Chief Executive Officer and Trustee	†	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	231
Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon life Indiana (2011-present).

___________________________________
(1)	The business address of each Trustee of the Funds is 227 West Monroe Street, Chicago, IL 60606, unless otherwise noted.

(2)	After a Trustee’s initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves.
•	Messrs. Barnes, Cacciapaglia and Chubb, as Class I Trustees, are expected to stand for re-election at the Funds’ annual meeting of shareholders for the fiscal year ending in 2017.
•	Messrs. Farley, Friedrich and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Funds’ annual meeting of shareholders for the fiscal year ended in 2018.
•
Messrs. Karn, Oliverius and Toupin are Class III Trustees. Class III Trustees are expected to stand for re-election at the Funds’ annual meeting of shareholders for the fiscal year ended in 2016 for GEQ and GPM and 2019 for GGE.

(3)	As of the date of this SAI, the Fund Complex consists of 14 closed-end funds, including the Funds, 66 exchange-traded funds and 156 open-end funds advised or serviced by the Investment Adviser or its affiliates. The funds in the Fund Complex are overseen by multiple boards of trustees.

*	Mr. Cacciapaglia is deemed to be an “interested person” of the Fund under the 1940 Act by reason of his position with the Fund’s Investment Adviser and/or the parent of the Investment Adviser.

†	Trustee since:
		GGE	GEQ	GPM
	Independent Trustees
	Barnes	2010	2011	2005
	Chubb	2014	2014	2014
	Farley	2014	2014	2014
	Friedrich III	2003	2011	2011
	Karn III	2010	2011	2011
	Nyberg	2003	2011	2005
	Oliverius	2014	2014	2014
	Toupin	2003	2011	2005
	Interested Trustee
	Cacciapaglia	2012	2012	2012
Trustee Qualifications
The Trustees were selected to serve on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and a willingness to take an independent and questioning view of management.

The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this SAI, that each Trustee should serve as a Trustee in light of the Funds’ business and structure. References to the qualifications, attributes and skills of Trustees do not constitute the holding out of any Trustee as being an expert under Section 7 of the 1933 Act or the rules and regulations of the SEC.
Randall C. Barnes. Mr. Barnes has served as a trustee of certain funds in the Fund Complex since 2004. Through his service as a Trustee of the Funds, employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc., and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.
Donald C. Cacciapaglia. Mr. Cacciapaglia has served as a trustee of certain funds in the Fund Complex since 2012. Mr. Cacciapaglia has over 25 years of experience in the financial industry and has experience in financial, regulatory, distribution and investment matters.
Donald A. Chubb. Mr. Chubb has served as a trustee of certain funds in the Fund Complex since 1994. Through his service as a Trustee of the Funds, his experience in the commercial brokerage and commercial real estate market, and his prior experience, including as a director of Fidelity State Bank and Trust Company (Topeka, KS), Mr. Chubb is experienced in financial, regulatory and investment matters.
Jerry B. Farley. Dr. Farley has served as a trustee of certain funds in the Fund Complex since 2005. Dr. Farley currently serves as President of Washburn University and previously served in various executive positions for the University of Oklahoma and Oklahoma State University. He has also been a Certified Public Accountant since 1972 and, although he has not practiced public accounting, his business responsibilities at education institutions have included all aspects of financial management and reporting. Through his service as a Trustee of the Funds and his experience in the administration of the academic, business and fiscal operations of educational institutions, including currently serving as President of Washburn University, and service on other boards, Dr. Farley is experienced in accounting, financial, regulatory and investment matters.
Roman Friedrich III. Mr. Friedrich has served as a trustee of certain funds in the Fund Complex since 2003. Through his service as a Trustee of the Funds and as chairperson of the Contracts Review Committee, his service on other public company boards, his experience as founder and Managing Partner of Roman Friedrich & Company, a financial advisory firm and his prior experience as a senior executive of various financial securities firms, Mr. Friedrich is experienced in financial, investment and regulatory matters.
Robert B. Karn III. Mr. Karn has served as a trustee of certain funds in the Fund Complex since 2004. Through his service as a Trustee of the Funds and as chairperson of the Audit Committee, his service on other public and private company boards, his experience as an accountant and consultant, and his prior experience, including Managing Partner of the Financial and Economic Consulting Practice of the St. Louis office at Arthur Andersen, LLP, Mr. Karn is experienced in accounting, financial, investment and regulatory matters. The Board has determined that Mr. Karn is an “audit committee financial expert” as defined by the SEC.
Ronald A. Nyberg. Mr. Nyberg has served as a trustee of certain funds in the Fund Complex since 2003. Through his service as a Trustee of the Funds and as chairperson of the Nominating & Governance Committee, his professional training and experience as an attorney and partner of a law firm, Momkus McCluskey Roberts, LLC and his prior employment experience, including as Partner of Nyberg & Cassioppi LLC and Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.
Maynard F. Oliverius. Mr. Oliverius has served as a trustee of certain funds in the Fund Complex since 1998. Through his service as a Trustee of the Funds and his prior experience as President and Chief Executive Officer of Stormont-Vail HealthCare and service on the Board of Trustees of the American Hospital Association, Mr. Oliverius is experienced in financial and regulatory matters.
Ronald E. Toupin, Jr. Mr. Toupin has served as a trustee of certain funds in the Fund Complex since 2003. Through his service as a Trustee of the Funds and as chairperson of the Board, and his professional training and employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.

Each Trustee also has considerable familiarity with the Fund Complex and the Funds’ service providers and their operations, as well as the special regulatory requirements governing registered investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a Trustee of the funds in the Fund Complex.
Executive Officers
The executive officers of the Funds, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. The business address of each officer is c/o Guggenheim Partners, 227 West Monroe Street, Chicago, IL 60606.
The following information relates to the executive officers of the Funds who are not Trustees. Each executive officer is an “interested person” of the Funds (as defined in the 1940 Act) by virtue of that individual’s position with Guggenheim or its affiliates described in the table below.
Name, Address(1) and Year of Birth	Position(s) held with the Funds	Term of Office(2) and Length of Time Served	Principal Occupations(s) During Past 5 Years
Joseph M. Arruda Year of Birth: 1966	Assistant Treasurer	†
Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).
Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisers, LLC (2010); Vice President, Rydex Advisers II, LLC (2010).

William H. Belden, III Year of Birth: 1965	Vice President	†
Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisers, LLC (2005-present).
Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Joanna M. Catalucci Year of Birth: 1966	Chief Compliance Officer	†
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present).
Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisers, LLC and certain affiliates (2010-2011).

James M. Howley Year of Birth: 1972	Assistant Treasurer	†
Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).
Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Name, Address(1) and Year of Birth	Position(s) held with the Funds	Term of Office(2) and Length of Time Served	Principal Occupations(s) During Past 5 Years
Amy J. Lee Year of Birth: 1969	Chief Legal Officer	†
Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).
Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen Year of Birth: 1978	Secretary	†	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glen McWhinnie Year of Birth: 1969	Assistant Treasurer	†
Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).

Michael P. Megaris Year of Birth 1984	Assistant Secretary	†	Current: Assistant Secretary, certain other funds in the Fund Complex (2014- present); Associate, Guggenheim Investments (2012-present). Former: J.D., University of Kansas School of Law (2009-2012).
Adam Nelson Year of Birth: 1979	Assistant Treasurer	†
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).
Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott Year of Birth: 1974	Assistant Treasurer	†
Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone Year of Birth: 1979	Vice President	†
Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Name, Address(1) and Year of Birth	Position(s) held with the Funds	Term of Office(2) and Length of Time Served	Principal Occupations(s) During Past 5 Years
John L. Sullivan Year of Birth: 1955	Chief Financial Officer, Chief Accounting Officer and Treasurer	†
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).
Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

___________________________________
(1)	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606, unless otherwise noted.

(2)	Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her resignation or removal.

†	Officer since:
		GGE	GEQ	GPM
	Arruda	2014	2014	2014
	Belden	2014	2014	2014
	Catalucci	2012	2012	2012
	Howley	2007	2011	2006
	Lee	2013	2013	2013
	Mathiasen	2008	2011	2007
	McWhinnie	2016	2016	2016
	Megaris	2014	2014	2014
	Nelson	2015	2015	2015
	Scott	2012	2012	2012
	Stone	2014	2014	2014
	Sullivan	2010	2011	2010

Board Leadership Structure
The primary responsibility of the Board of Trustees is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Funds’ day-to-day operations are managed by the Adviser and other service providers who have been approved by the Board. The Board is currently comprised of nine Trustees, eight of whom (including the chairperson) are classified under the 1940 Act as “non-interested” persons of the Funds (“Independent Trustees”). Generally, the Board acts by majority vote of all the Trustees, which includes a majority vote of the Independent Trustees.
The Board has appointed an independent chairperson, Ronald E. Toupin, Jr., who presides at Board meetings and who is responsible for, among other things, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the trustees and management. The Board has established three standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board has also established an Executive Committee (as described below). The Board and its committees will meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with service providers, review the Funds’ financial statements, oversee compliance with regulatory requirements, and review performance. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an independent chairperson, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Funds.
Board Committees
Executive Committee. Messrs. Nyberg and Toupin, who are not “interested persons” of the Funds, as defined in the 1940 Act, serve on the Funds’ Executive Committee. The Executive Committee is authorized to act on behalf of and with the full authority of the Board of Trustees when necessary in the intervals between meetings of the Board of Trustees.
Nominating and Governance Committee. Messrs. Barnes, Chubb, Farley, Friedrich, Karn, Nyberg, Oliverius and Toupin, who are not “interested persons” of the Funds, as defined in the 1940 Act, serve on the Funds’ Nominating and Governance Committee. Mr. Nyberg serves as chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board of Trustees in the event that a position is vacated or created. In considering trustee nominee candidates, the Nominating and Governance Committee takes into account a wide variety of factors, including the overall diversity of the Board’s composition. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Funds. The Funds do not have a standing compensation committee.
Audit Committee. Messrs. Barnes, Chubb, Farley, Friedrich, Karn, Nyberg, Oliverius and Toupin, who are not “interested persons” of the Funds, as defined in the 1940 Act, serve on the Funds’ Audit Committee. Mr. Karn serves as chairperson of the Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Funds and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Funds’ financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Funds’ independent registered public accounting firm.
Contracts Review Committee. Messrs. Barnes, Chubb, Farley, Friedrich, Karn, Nyberg, Oliverius and Toupin, who are not “interested persons” of the Funds, as defined in the 1940 Act, serve on the Funds’ Contracts Review Committee. Mr. Friedrich serves as chairperson of the Contracts Review Committee. The Contracts Review Committee oversees the contract review process, including review of the Funds’ advisory agreements and other contracts with affiliated service providers.
Board and Committee Meetings. During GGE’s fiscal year ended October 31, 2015, GGE’s Board held 6 meetings, GGE’s Audit Committee held 5 meetings, GGE’s Nominating and Governance Committee held 2 meetings and GGE’s Contracts Review Committee held 1 meeting. During GEQ’s fiscal year ended December 31, 2015, GEQ’s Board held 6 meetings, GEQ’s Audit Committee held 4 meetings, GEQ’s Nominating and Governance Committee held 3 meetings and GEQ’s Contracts Review Committee held 1 meeting. During GPM’s fiscal year ended December 31, 2015, GPM’s Board held 6 meetings, GPM’s Audit Committee held 4 meetings, GPM’s Nominating and Governance Committee held 3 meetings and GPM’s Contracts Review Committee held 1 meeting.
Board’s Role in Risk Oversight
Consistent with its responsibility for oversight of the Funds, the Board, among other things, oversees risk management of the Funds’ investment program and business affairs directly and through the committee structure it has established. The Board has established the Audit Committee, the Nominating and Governance Committee and the Contracts Review Committee to assist in its oversight functions, including its oversight of the risks the Funds face. Each committee will report its activities to the Board on a regular basis. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds. The Board has adopted, and will periodically review, policies, procedures and controls designed to address these different types of risks. Under the Board’s supervision, the officers of the Funds, the Adviser and other service providers to the Funds also have implemented a variety of processes, procedures and controls to address various risks. In addition, as part of the Board’s periodic review of the Funds’ advisory agreement, sub-advisory agreements and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.
The Board will require officers of the Funds to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Audit Committee will also receive reports from the Funds’ independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board will meet with the Funds’ Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, will receive a report from the Chief Compliance Officer regarding the effectiveness of the Funds’ compliance program. The Board, with the assistance of the Funds management, will review investment policies and risks in connection with its review of the Funds’ performance. In addition, the Board will receive reports from the Adviser on the investments and securities trading of the Funds. With respect to valuation, the Board oversees a pricing committee comprised of the Funds officers and Adviser personnel and has approved Fair Valuation procedures applicable to valuing the Funds’ securities, which the Board and the Audit Committee will periodically review. The Board will also require the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.
Remuneration of Trustees and Officers
Each Trustee who is not an “affiliated person” (as defined in the 1940 Act) of the Adviser or its affiliates receives as compensation for his services to the Funds an annual retainer and meeting fees. The chairperson of the Board, if any, and the chairperson of each committee of the Board also receive fees for their services. The annual retainer and fees for service as chairperson of Board and committees of the Board are allocated among the Funds and certain other funds in the Fund Complex. Officers who are employed by the Adviser receive no compensation or expense reimbursement from the Funds. The following table sets forth the compensation paid to each Independent Trustee by the Funds during its most recent fiscal year and the total compensation paid to each Independent Trustee by Funds in the Fund Complex during the most recently completed calendar year ended December 31, 2015.
	Aggregate Compensation from GGE	Aggregate Compensation from GPM	Aggregate Compensation from GEQ	Total Compensation from Closed-End Complex(1)
Randall C. Barnes	$8,279	$10,021	$9,671	$325,000
Donald A. Chubb	$8,336	$10,090	$9,737	$234,500
Jerry B. Farley	$8,336	$10,090	$9,737	$234,500
Roman Friedrich III	$8,492	$10,279	$9,920	$239,000
Robert B. Karn III	$8,492	$10,279	$9,920	$239,000
Ronald A. Nyberg	$8,492	$10,279	$9,920	$400,500
Maynard F. Oliverius	$8,336	$10,090	$9,737	$234,500
Ronald E. Toupin, Jr.	$9,702	$11,743	$11,332	$355,000
_______________________________
(1)	As of the date of this SAI, the “Fund Complex” consists of 14 closed-end funds, including the Fund, 66 exchange-traded funds and 156 open-end funds advised or serviced by the Investment Adviser or its affiliates. The funds in the Fund Complex are overseen by multiple boards of trustees. Because the Funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on the calendar year ended December 31, 2015.
Trustee Share Ownership
As of December 31, 2015, the most recently completed calendar year prior to the date of this Statement of Additional Information, each Trustee of the Funds beneficially owned equity securities of the Funds and all of the registered investment companies in the family of investment companies overseen by the Trustee in the dollar range amounts specified below.

Name of Trustee	Aggregate Dollar Range of Equity Securities in GGE	Aggregate Dollar Range of Equity Securities in GEQ	Aggregate Dollar Range of Equity Securities in GPM	Aggregate Dollar Range of Equity Securities in the Fund Complex (1)
Randall C. Barnes	$10,001-$50,000	None	$50,001-$100,000	Over $100,000
Donald A. Chubb	$1-$10,000	$10,001-$50,000	$1-$10,000	Over $100,000
Jerry B. Farley	None	None	None	Over $100,000
Roman Friedrich III	None	None	None	Over $100,000
Robert B. Karn III	None	$10,001-$50,000	None	Over $100,000
Ronald A. Nyberg	$1-$10,000	$10,001-$50,000	$10,001-$50,000	Over $100,000
Maynard F. Oliverius	None	$50,001-$100,000	None	Over $100,000
Ronald E. Toupin, Jr.	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	Over $100,000
_______________________________
(1)	As of the date of this SAI, the “Fund Complex” consists of 14 closed-end funds, including the Fund, 66 exchange-traded funds and 156 open-end funds advised or serviced by the Investment Adviser or its affiliates. The funds in the Fund Complex are overseen by multiple boards of trustees.
Indemnification of Officers and Trustees; Limitations on Liability
The governing documents of the Funds provide that the Funds will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Funds, to the fullest extent permitted by law. However, nothing in the governing documents of the Funds protects or indemnifies a trustee, officer, employee or agent of the Funds against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.
The Funds have entered into an Indemnification Agreement with each Independent Trustee, which provides that the Funds shall indemnify and hold harmless such Trustee against any and all expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Funds, to the fullest extent permitted by the Declaration of Trust and By-Laws and the laws of the State of Delaware and the Commonwealth of Massachusetts, as applicable, the Securities Act, and the 1940 Act unless it has been finally adjudicated that (i) the Trustee is subject to such expenses by reason of the Trustee’s not having acted in good faith in the reasonable belief that his or her action was in the best interests of the Fund or (ii) the Trustee is liable to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office, as defined in Section 17(h) of the 1940 Act, as amended.
Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934, and Section 30(h) of the 1940 Act require each Fund’s officers and Trustees, certain officers of each Fund’s investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of a Fund’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC and the NYSE. Based upon each Fund’s review of the copies of such forms effecting the Section 16 filings received by it, each Fund believes that for its most recently completed fiscal year, all filings applicable to such persons were completed and filed in a timely manner, except as follows: a Form 3 (relating to an initial statement of beneficial ownership of securities for each Fund) for Adam Nelson, an officer of the Funds, was inadvertently delayed.
INVESTMENT MANAGEMENT AGREEMENTS
Advisory Agreement
Pursuant to an investment advisory agreement between each Fund and the Investment Adviser (each an “Advisory Agreement”), the Fund will pay the Investment Adviser an advisory fee, payable monthly.
 Under the terms of the Advisory Agreement, the Investment Adviser is responsible for the management of the Fund; furnishes offices, necessary facilities and equipment on behalf of the Fund; oversees the activities of the Fund’s Sub-Adviser; provides personnel, including certain officers required for the Fund’s administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates.
The Advisory Agreement had an initial term of two years and thereafter remains in effect from year to year if approved annually (i) by the Board of Trustees or by the holders of a majority of the Fund’s outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority of the Fund’s outstanding shares, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities.
 The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. Pursuant to a Trademark Sublicense Agreement, Guggenheim Partners has granted to the Investment Adviser the right to use the name “Guggenheim” in the name of the Fund, and the Investment Adviser has agreed that the name “Guggenheim” is Guggenheim Partners’ property.
The tables below set forth information about the total advisory fees paid by the Funds to the Investment Adviser and any amounts waived by the Investment Adviser.
Advisory Fees Paid to the Investment Adviser

	Paid to the Investment Adviser(2)
For the Fiscal Year Ended(1)	GGE	GEQ	GPM
2015	$1,120,926	$2,200,776	$2,014,545
2014	$1,070,059	$2,236,131	$1,971,192
2013	$1,019,707	$2,004,226	$1,856,047

_______________________________
(1)	The fiscal year end for GGE, GEQ and GPM are October 31, December 31 and December 31, respectively.

(2)	Amounts refer to amount paid after giving effect to applicable fee waivers.
GPIM Investment Sub-Advisory Agreements
Pursuant to a separate investment sub-advisory agreement among each Fund, the Investment Adviser and GPIM, GPIM serves as an investment sub-adviser to each Fund. The Investment Adviser pays to GPIM a sub-advisory fee, payable monthly.
Under the terms of each Sub-Advisory Agreement, GPIM manages the investment portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund, all subject to the supervision and direction of the Board of Trustees and the Investment Adviser.
 Each Sub-Advisory Agreement had an initial term of two years and thereafter remains in effect from year to year if approved annually (i) by the Board of Trustees or by the holders of a majority of the Fund’s outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto, by the Board of Trustees or by a vote of a majority of the Fund’s outstanding shares, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities.
 Each Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, GPIM is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.
The following table sets forth the sub-advisory fees paid by the Investment Adviser to GPIM.

Sub-Advisory Fees Paid to GPIM

	Paid to GPIM
For the Fiscal Year Ended(1)	GGE	GEQ	GPM
2015	$560,463	$1,100,388	$1,007,273
2014	$535,030	$1,118,066	$985,596
2013	$509,854	$1,002,113	$928,024

_______________________________
(1)	The fiscal year end for GGE, GEQ and GPM are October 31, December 31 and December 31, respectively.
SI Investment Sub-Advisory Agreements
Pursuant to an investment sub-advisory agreement among GEQ, the Investment Adviser and SI, SI serves as an investment sub-adviser to GEQ. The Investment Adviser pays to SI a sub-advisory fee, payable monthly.
Under the terms of the Sub-Advisory Agreement, SI manages the investment portfolio of GEQ in accordance with its stated investment objective and policies, makes investment decisions for GEQ, places orders to purchase and sell securities on behalf of GEQ, all subject to the supervision and direction of the Board of Trustees and the Investment Adviser.
The Sub-Advisory Agreement had an initial term of two years and thereafter remains in effect from year to year if approved annually (i) by the Board of Trustees or by the holders of a majority of the Fund’s outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto, by the Board of Trustees or by a vote of a majority of the Fund’s outstanding shares, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities.
The Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, SI is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.
The following table sets forth the sub-advisory fees paid by the Investment Adviser to SI.
Sub-Advisory Fees Paid to SI

Paid to SI
For the Fiscal Year Ended(1)	GEQ
December 31, 2015	$330,116
December 31, 2014	$335,420
December 31, 2013	$300,634
_______________________________
(1)	The fiscal year end for GGE, GEQ and GPM are October 31, December 31 and December 31, respectively.

OTHER AGREEMENTS
Fund Administration Agreement and Fund Accounting Agreement
Fund administration fund accounting services are provided to the Funds by MUFG Investor Services (US) LLC (formerly Rydex Fund Services, LLC) ("MUFG") pursuant to a fund administration agreement and a fund accounting agreement that was entered into by each Fund and MUFG. The Combined Fund will be subject to a contractual fund administration fee and fund accounting fee payable monthly to MUFG, at the annual rate set forth as a percentage of the average daily managed assets of the Combined Fund in the table below. These rates are the same as the current contractual fund administration fee rate and fund accounting fee rate of each Fund.

Fund Administration Fee		Fund Accounting Fee
Managed Assets	Rate	Managed Assets	Rate
First $200,000,000	0.0275%	First $200,000,000	0.0300%
Next $300,000,000	0.0200%	Next $300,000,000	0.0150%
Next $500,000,000	0.0150%	Next $500,000,000	0.0100%
Over $1,000,000,000	0.0100%	Over $1,000,000,000	0.0075%
		Minimum annual charge	$50,000
		Certain out-of-pocket charges	Varies
The table below shows the amounts paid by the Funds to MUFG for such services for the periods indicated.
	Paid for Administration Services			Paid for Fund Accounting Services
For the Fiscal Year Ended(1)	GGE	GEQ	GPM	GGE	GEQ	GPM
2015	$38,532	$59,380	$65,365	$51,432	$65,572	$68,034
2014	$36,783	$59,731	$64,280	$50,091	$67,918	$68,073
2013	$35,052(2)	$54,782(2)	$61,390(2)	$0(3)	$0(3)	$0(3)

_______________________________
(1)	The fiscal year end for GGE, GEQ and GPM are October 31, December 31 and December 31, respectively.

(2)
Prior to May 14, 2013, these administrative services were provided by Guggenheim Funds Investment Advisors, LLC. For the fiscal year ended 2013, amounts paid to Guggenheim Funds Investment Advisors, LLC as the predecessor administrator are shown above.

(3)	Prior to June 1, 2013, these fund accounting services were provided by an unaffiliated fund accounting agent.

Prior to October 4, 2016, MUFG (formerly Rydex Fund Services, LLC) was an affiliate of the Adviser. On October 4, 2016, Guggenheim completed a sale of Rydex Fund Services, LLC to MUFG Investor Services, the global asset servicing group of Mitsubishi UFJ Financial Group and Rydex Fund Services, LLC was renamed MUFG Investor Services (US) LLC.
PORTFOLIO MANAGERS
Other Accounts Managed by the Portfolio Managers of the Combined Fund
For the Combined Fund, as of December 31, 2015:
	Number of Other Accounts Managed			Number of Other Accounts and Assets for
	and Assets by Account Type			Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Farhan Sharaff	22	5	1	0	1	0
	$2.7 billion	$460 million	$347 million	$0	$334 million	$0
Jayson Flowers	17	1	0	0	0	0
	$1.1 billion	$49 million	$0	$0	$0	$0
Scott Hammond	25	2	7	0	0	0
	$3 billion	$37 million	$457 million	$0	$0	$0
Qi Yan	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0
Daniel Cheeseman	5	0	0	0	0	0
	$498 million	$0	$0	$0	$0	$0
Scott Barker	0	1	0	0	0	0
	$0	$49 million	$0	$0	$0	$0

Potential Material Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Guggenheim seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager. They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.
Guggenheim may have clients with similar investment strategies. As a result, if an investment opportunity would be appropriate for more than one client, Guggenheim may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients. In addition, Guggenheim may determine that an investment opportunity is appropriate for a particular account, but not for another.
Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. Guggenheim’s allocation policy provides that investment decisions must never be based upon account performance or fee structure. Accordingly, Guggenheim’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time. The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to Guggenheim’s investment disciplines and the specific goals and objectives of each client account.
In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated. In the event trades are aggregated, Guggenheim’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.
Guggenheim, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients. When selecting a broker, individuals making trades on behalf of Guggenheim clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability. Guggenheim is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.
In the event that multiple broker/dealers make a market in a particular security, Guggenheim’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction. The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances. In many instances, there may only be one counter-party active in a particular security at a given time. In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.
Guggenheim and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Portfolio Manager Compensation Overview
Guggenheim compensates portfolio management staff for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts. Guggenheim’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various Guggenheim investments. All Guggenheim employees are also eligible to participate in a 401(k) plan to which Guggenheim may make a discretionary match after the completion of each plan year.

Securities Ownership of Portfolio Managers
Combined Fund, as of December 31, 2015:
Dollar Range of Equity Securities of the Fund Beneficially Owned
Portfolio Manager	GGE	GEQ	GPM
Farhan Sharaff	None	None	None
Jayson Flowers	None	None	None
Scott Hammond	None	None	None
Qi Yan	None	None	None
Daniel Cheeseman	None	None	None
Scott Barker	None	None	None
U.S. FEDERAL INCOME TAX MATTERS
The following discussion is a brief summary of U.S. federal income tax considerations generally applicable to the Acquiring Fund and the purchase, ownership and disposition of the Acquiring Fund’s Common Shares. Except as otherwise noted, this discussion assumes you are a taxable U.S. person (as defined for U.S. federal income tax purposes) and that you hold your common shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its common shareholders (including common shareholders subject to special treatment under U.S. federal income tax law).
The discussions set forth herein and in the Prospectus do not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.
Taxation of the Fund
The Fund has elected to be treated and intends to continue to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and (b) net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. Government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships.” Generally, a qualified publicly traded partnership includes a partnership the interests of which are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof) and that derives less than 90% of its gross income from the items described in (i)(a) above.
As long as the Fund qualifies as a RIC, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its common shareholders, provided that it distributes each taxable year at least 90% of the sum of (i) the Fund’s investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss, and other taxable income, other than any net capital gain (defined below), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) the Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions), if any. The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its common shareholders.
The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. For purposes of the excise tax, the Fund will be deemed to have distributed any income on which it paid federal income tax in the taxable year ending within the calendar year. While the Fund intends to distribute income and capital gain in order to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.
If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain, which consists of the excess of its net long-term capital gain over its net short-term capital loss) will be subject to tax at regular corporate rates without any deduction for distributions to common shareholders, and such distributions will be taxable to the common shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits. As described below, such dividends, however, would be eligible (i) to be treated as “qualified dividend income” in the case of common shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate common shareholders, subject, in each case, to certain holding period and other requirements. To qualify again to be taxed as a RIC in a subsequent year, the Fund would generally be required to distribute to its common shareholders its earnings and profits attributable to non-RIC years. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.
The Fund’s Investments
Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules) that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains or “qualified dividend income” into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be “qualified” income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to common shareholders. The Fund intends to monitor its transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent disqualification of the Fund as a RIC. Additionally, the Fund may be required to limit its activities in derivative instruments in order to enable it to maintain its RIC status.
Certain securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Generally, the amount of the original issue discount is treated as interest income and is included in taxable income (and required to be distributed by the Fund in order to qualify as a regulated investment company or avoid the 4% excise tax) over the term of the security, even though payment of that amount is not received until a later time, usually when the debt security matures. If the Fund purchases a debt security on a secondary market at a price lower than its adjusted issue price, the excess of the adjusted issue price over the purchase price is “market discount.” Unless the Fund makes an election to accrue market discount on a current basis, generally, any gain realized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on the debt security. Market discount generally accrues in equal daily installments.
The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.
Gain or loss on the sales of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.
Because the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Fund will not be eligible to elect to “pass through” to common shareholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid by the Fund with respect to qualifying taxes.
Income from options on individual stocks written by the Fund will not be recognized by the Fund for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Fund from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Fund is exercised, the Fund may recognize taxable gain depending on the exercise price of the option, the option premium, and the fair market value of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. In general, distributions received by shareholders of the Fund that are attributable to short-term capital gains recognized by the Fund from its option writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.
Options on indices of securities and sectors of securities that qualify as “section 1256 contracts” will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Fund will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors that qualify as “section 1256 contracts” will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Fund to recognize gain in advance of the receipt of cash, the Fund may be required to dispose of investments in order to meet its distribution requirements. “Mark-to-market” losses may be suspended or otherwise limited if such losses are part of a straddle or similar transaction.
Taxation of Common Shareholders
The Fund will either distribute or retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a corporate income tax (currently at a maximum rate of 35%) on such retained amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its common shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its common shares by the amount of undistributed capital gain included in such common shareholder's gross income net of the tax deemed paid by the shareholder under clause (ii).
Distributions paid to you by the Fund from its net capital gains, if any, that the Fund properly reports as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your common shares. All other dividends paid to you by the Fund (including dividends from net short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income. Special rules apply, however, to ordinary income dividends paid to individuals. For corporate taxpayers, both ordinary income dividends and capital gain dividends are taxed at a maximum rate of 35%. Capital gain dividends are not eligible for the dividends received deduction.
Properly reported ordinary income dividends received by corporate holders of common shares generally will be eligible for the dividends received deduction to the extent that the Fund’s income consists of dividend income from U.S. corporations and certain holding period and other requirements are satisfied by both the Fund and the corporate shareholders. In the case of common shareholders who are individuals, properly reported ordinary income dividends that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains to the extent that (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your common shares. In addition, for dividends to be eligible for the dividends received deduction or for reduced rates applicable to individuals, the Fund cannot have an option to sell or be under a contractual obligation to sell (pursuant to a short sale or otherwise) substantially identical stock or securities. Accordingly, the Fund’s writing of call options may, depending on the terms of the option, adversely impact the Fund’s ability to pay dividends eligible for the dividends received deduction or for reduced rates applicable to individuals. Qualified dividend income eligible for these special rules is not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses.
Any distributions you receive that are in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your common shares, and thereafter as capital gain from the sale of common shares (assuming the common shares are held as a capital asset). The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your common shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your common shares.
Common shareholders may be entitled to offset their capital gain dividends with capital losses. The Code contains a number of statutory provisions affecting when capital losses may be offset against capital gain, and limiting the use of losses from certain investments and activities. Accordingly, common shareholders that have capital losses are urged to consult their tax advisers.
Dividends and other taxable distributions are taxable to you even though they are reinvested in additional common shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the common shareholder of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.
The price of common shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing common shares just prior to the record date for a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.
The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.
Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Common shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

The sale or other disposition of common shares will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such common shares for more than one year at the time of sale. Any loss upon the sale or other disposition of common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such common shares. Any loss you recognize on a sale or other disposition of common shares will be disallowed if you acquire other common shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the common shares. In such case, your tax basis in the common shares acquired will be adjusted to reflect the disallowed loss.
Current U.S. federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income while long-term capital gain generally is taxed at a reduced maximum rate. The deductibility of capital losses is subject to limitations under the Code.
An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
A common shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. federal withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). In general, U.S. federal withholding tax and U.S. federal income tax will not apply to any gain or income realized by a foreign investor in respect of any distribution of net capital gain (including amounts credited as an undistributed capital gain dividend) or upon the sale or other disposition of common shares of the Fund. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met.
Foreign investors should consult their tax advisers regarding the tax consequences of investing in the Fund’s common shares.
Dividends properly reported by the Fund are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). Depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute Form). In the case of common shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.
In addition, withholding at a rate of 30% is required on dividends in respect of, and, after December 31, 2018, on gross proceeds from the sale of, common shares held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain U.S. persons or by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which common shares are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and, after December 31, 2018, gross proceeds from the sale of, common shares held by an investor that is a non-financial non-U.S. entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies that such entity does not have any “substantial U.S. owners” or (ii) provides certain information regarding the entity’s “substantial U.S. owners,” which the applicable withholding agent will in turn provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Non-U.S. common shareholders are encouraged to consult with their tax advisers regarding the possible implications of these rules on their investment in our common shares.
The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to certain non-exempt common shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you timely furnish the required information to the IRS.
PORTFOLIO TRANSACTIONS
Subject to policies established by the Board, the Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Combined Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Combined Fund. The Combined Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Adviser seeks to obtain the best price and execution for the Combined Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Adviser generally seeks reasonably competitive commission rates, the Combined Fund does not necessarily pay the lowest commission available.
Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Adviser or its affiliates may receive orders for transactions by the Combined Fund. The term “research, market and statistical information” includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Adviser and its affiliates in providing services to clients other than the Combined Fund, and not all such information is used by the Adviser in connection with the Combined Fund. Conversely, such information provided to the Adviser and its affiliates by brokers and dealers through whom other clients of the Adviser and its affiliates effect securities transactions may be useful to the Adviser in providing services to the Combined Fund.
Although investment decisions for the Combined Fund are made independently from those of the other accounts managed by the Adviser and its affiliates, investments of the kind made by the Combined Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Combined Fund and any of such other accounts, it is the policy of the Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Combined Fund.
Information about the brokerage commissions paid by the Funds is set forth in the following tables:
For the Fiscal Year Ended(1)	Aggregate Brokerage Commissions
	GGE	GEQ	GPM
2015	$283,768	$272,211	$425,003
2014	$314,271	$281,924	$596,537
2013	$440,369	$442,680	$765,808
_____________________________
(1)	The fiscal year end for GGE, GEQ and GPM are October 31, December 31 and December 31, respectively.

During the fiscal year ended in 2015, the Funds paid $0 in brokerage commissions on transactions totaling $0 to brokers selected primarily on the basis of research services provided to the Adviser. Each Fund paid no commissions to affiliated brokers during each Fund’s previous three fiscal years.
OTHER INFORMATION
Custody of Assets
All securities owned by the Funds and all cash, including proceeds from the sale of securities in each Fund’s investment portfolio, are held by The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, as custodian (the “Custodian”). The Custodian is responsible for holding all securities, other investments and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses and performing other administrative duties, all as directed by authorized persons. The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses.
All securities that will be owned by the Combined Fund and all cash, including proceeds from the sale of securities in the Combined Fund’s investment portfolio, will be held by the Custodian. With respect to the Combined Fund, the Custodian will be responsible for holding all securities, other investments and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses and performing other administrative duties, all as directed by authorized persons. The Custodian will not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses.
Transfer Agent, Dividend Disbursing Agent and Registrar
Computershare Shareowner Services LLC, 480 Washington Boulevard, Jersey City, New Jersey 07310, serves as transfer agent and registrar and Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842, serves as dividend disbursing agent and agent under the Fund’s Dividend Reinvestment Plan, with respect to each Fund’s common shares.
Code of Ethics
Each of the Funds, the Investment Advisers has adopted a code of ethics (the “Code of Ethics”) in compliance with Section 17(j) of the 1940 Act and Rule 17j-1 thereunder. Each Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to a Code of Ethics may invest in securities for their personal investment accounts, including making investments in securities that may be purchased or held by a Fund. The Codes of Ethics are available on the EDGAR Database on the SEC’s website at www.sec.gov. In addition, the Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.
Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.
Proxy Voting Policy
The Board of the Acquiring Fund has delegated the voting of proxies for the Acquiring Fund’s securities to GPIM pursuant to GPIM’s proxy voting guidelines. Under these guidelines, GPIM will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. A copy of GPIM’s Proxy Voting Policy and Procedures is included as Appendix B to this Statement of Additional Information.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Funds performs an annual audit of each Fund’s financial statements. Each Fund’s Board has appointed Ernst & Young LLP to be each Fund’s independent registered public accounting firm. Ernst & Young LLP is located at 8484 Westpark Drive McLean, VA 22102.
FINANCIAL STATEMENTS
The financial statements of GGE for the fiscal year ended October 31, 2015 are incorporated by reference herein to GGE’s annual report filed on Form N-CSR on January 7, 2016. The unaudited financial statements of GGE for the semi-annual period ended April 30, 2016 are incorporated by reference herein to GGE’s semi-annual report filed on Form N-CSRS on July 7, 2016.
The financial statements of GEQ for the fiscal year ended December 31, 2015 are incorporated by reference herein to GEQ’s annual report filed on Form N-CSR on March 9, 2016. The unaudited financial statements of GEQ for the semi-annual period ended June 30, 2016 are incorporated by reference herein to GEQ’s semi-annual report filed on Form N-CSRS on September 2, 2016.
The financial statements of GPM for the fiscal year ended December 31, 2015 are incorporated by reference herein to GPM’s annual report filed on Form N-CSR on March 9, 2016. The unaudited financial statements of GPM for the semi-annual period ended June 30, 2016 are incorporated by reference herein to GPM’s semi-annual report filed on Form N-CSRS on September 2, 2016.
PRO FORMA FINANCIAL STATEMENTS
Set forth in Appendix A hereto are unaudited pro forma financial statements of the Combined Fund giving effect to the Mergers of the Target Funds with the Acquiring Fund which include: (i) Pro forma Condensed Combined Schedule of Investments at June 30, 2016; (ii) Pro forma Condensed Combined Statement of Assets and Liabilities at June 30, 2016; (iii) Pro forma Condensed Combined Statement of Operations for the 12-month period ended June 30, 2016; and (iv) Notes to Pro forma Condensed Combined Financial Statements.

APPENDIX A
PRO FORMA FINANCIAL STATEMENTS
Pro Forma Portfolio of Investments
June 30, 2016 (Unaudited)

Shares				Value
			Pro Forma				Pro Forma
			Combined Fund				Combined Fund
			(GEQ and GGE				(GEQ and GGE
GEQ	GGE	GPM	into GPM)	GEQ	GGE	GPM	into GPM)
COMMON STOCKS† - 51.7%
Consumer, Non-cyclical - 10.5%
Hershey Co.[1]	4,331	-	-	4,331	$491,525	-	-	491,525
Tyson Foods, Inc. — Class A1	6,893	-	-	6,893	460,384	-	-	460,384
General Mills, Inc.[1]	6,383	-	-	6,383	455,236	-	-	455,236
Mead Johnson Nutrition Co. — Class A1	4,983	-	-	4,983	452,207	-	-	452,207
Constellation Brands, Inc. — Class A1	2,722	-	-	2,722	450,219	-	-	450,219
McCormick & Company, Inc.[1]	4,183	-	-	4,183	446,201	-	-	446,201
Eli Lilly & Co.[1]	5,646	-	-	5,646	444,622	-	-	444,622
Campbell Soup Co.[1]	6,659	-	-	6,659	443,023	-	-	443,023
JM Smucker Co.[1]	2,895	-	-	2,895	441,227	-	-	441,227
Automatic Data Processing, Inc.[1]	4,794	-	-	4,794	440,424	-	-	440,424
Reynolds American, Inc.[1]	8,164	-	-	8,164	440,285	-	-	440,285
Hormel Foods Corp.[1]	12,012	-	-	12,012	439,639	-	-	439,639
Quest Diagnostics, Inc.[1]	5,391	-	-	5,391	438,881	-	-	438,881
Centene Corp.*	6,147	-	-	6,147	438,711	-	-	438,711
Clorox Co.[1]	3,168	-	-	3,168	438,420	-	-	438,420
Kimberly-Clark Corp.[1]	3,188	-	-	3,188	438,286	-	-	438,286
Dr Pepper Snapple Group, Inc.[1]	4,528	-	-	4,528	437,542	-	-	437,542
Monster Beverage Corp.*,1	2,719	-	-	2,719	436,970	-	-	436,970
Stryker Corp.[1]	3,645	-	-	3,645	436,779	-	-	436,779
Kellogg Co.[1]	5,345	-	-	5,345	436,419	-	-	436,419
CR Bard, Inc.[1]	1,853	-	-	1,853	435,751	-	-	435,751
Altria Group, Inc.[1]	6,314	-	-	6,314	435,413	-	-	435,413
Sysco Corp.[1]	8,559	-	-	8,559	434,284	-	-	434,284
Cintas Corp.[1]	4,417	-	-	4,417	433,440	-	-	433,440
AmerisourceBergen Corp. — Class A1	5,461	-	-	5,461	433,167	-	-	433,167
Kraft Heinz Co.[1]	4,892	-	-	4,892	432,844	-	-	432,844
Johnson & Johnson[1]	3,568	-	-	3,568	432,797	-	-	432,797
Equifax, Inc.[1]	3,370	-	-	3,370	432,708	-	-	432,708
Intuitive Surgical, Inc.*,1	651	-	-	651	430,579	-	-	430,579
Church & Dwight Company, Inc.	4,180	-	-	4,180	430,080	-	-	430,080
Verisk Analytics, Inc. — Class A*	5,301	-	-	5,301	429,805	-	-	429,805
PepsiCo, Inc.[1]	4,042	-	-	4,042	428,209	-	-	428,209
Abbott Laboratories[1]	10,873	-	-	10,873	427,417	-	-	427,417
ConAgra Foods, Inc.[1]	8,893	-	-	8,893	425,174	-	-	425,174
Procter & Gamble Co.[1]	5,018	-	-	5,018	424,874	-	-	424,874
Mallinckrodt plc*,1	6,986	-	-	6,986	424,609	-	-	424,609
Danaher Corp.[1]	4,204	-	-	4,204	424,604	-	-	424,604
Baxter International, Inc.[1]	9,385	-	-	9,385	424,390	-	-	424,390
DaVita HealthCare Partners, Inc.*,1	5,488	-	-	5,488	424,332	-	-	424,332
Brown-Forman Corp. — Class B1	4,251	-	-	4,251	424,080	-	-	424,080
Boston Scientific Corp.*,1	18,138	-	-	18,138	423,885	-	-	423,885
AbbVie, Inc.[1]	6,845	-	-	6,845	423,774	-	-	423,774
Colgate-Palmolive Co.[1]	5,789	-	-	5,789	423,755	-	-	423,755
UnitedHealth Group, Inc.[1]	2,999	-	-	2,999	423,459	-	-	423,459
Merck & Company, Inc.[1]	7,350	-	-	7,350	423,434	-	-	423,434
Hologic, Inc.*	12,230	-	-	12,230	423,158	-	-	423,158
Aetna, Inc.[1]	3,464	-	-	3,464	423,058	-	-	423,058
Medtronic plc[1]	4,872	-	-	4,872	422,743	-	-	422,743

Shares				Value
			Pro Forma				Pro Forma
			Combined Fund				Combined Fund
			(GEQ and GGE				(GEQ and GGE
GEQ	GGE	GPM	into GPM)	GEQ	GGE	GPM	into GPM)

Bristol-Myers Squibb Co.[1]	5,747	-	-	5,747	422,692	-	-	422,692
Total System Services, Inc.[1]	7,950	-	-	7,950	422,225	-	-	422,225
Mondelez International, Inc. — Class A1	9,274	-	-	9,274	422,060	-	-	422,060
Zimmer Biomet Holdings, Inc.[1]	3,502	-	-	3,502	421,571	-	-	421,571
St. Jude Medical, Inc.[1]	5,398	-	-	5,398	421,044	-	-	421,044
McKesson Corp.[1]	2,251	-	-	2,251	420,149	-	-	420,149
Philip Morris International, Inc.[1]	4,122	-	-	4,122	419,290	-	-	419,290
Becton Dickinson and Co.[1]	2,466	-	-	2,466	418,209	-	-	418,209
Zoetis, Inc.	8,810	-	-	8,810	418,123	-	-	418,123
Laboratory Corporation of America Holdings*,1	3,204	-	-	3,204	417,385	-	-	417,385
Kroger Co.[1]	11,343	-	-	11,343	417,309	-	-	417,309
Cigna Corp.[1]	3,260	-	-	3,260	417,247	-	-	417,247
Anthem, Inc.[1]	3,175	-	-	3,175	417,005	-	-	417,005
Express Scripts Holding Co.*,1	5,500	-	-	5,500	416,900	-	-	416,900
Pfizer, Inc.[1]	11,831	-	-	11,831	416,570	-	-	416,570
S&P Global, Inc.[1]	3,883	-	-	3,883	416,491	-	-	416,491
Archer-Daniels-Midland Co.[1]	9,703	-	-	9,703	416,162	-	-	416,162
Estee Lauder Companies, Inc. — Class A1	4,561	-	-	4,561	415,142	-	-	415,142
Cardinal Health, Inc.[1]	5,317	-	-	5,317	414,779	-	-	414,779
PayPal Holdings, Inc.*,1	11,355	-	-	11,355	414,571	-	-	414,571
Universal Health Services, Inc. — Class B	3,089	-	-	3,089	414,235	-	-	414,235
Henry Schein, Inc.*	2,341	-	-	2,341	413,889	-	-	413,889
Illumina, Inc.*	2,948	-	-	2,948	413,840	-	-	413,840
Western Union Co.[1]	21,567	-	-	21,567	413,655	-	-	413,655
Gilead Sciences, Inc.[1]	4,944	-	-	4,944	412,428	-	-	412,428
Coca-Cola Co.[1]	9,079	-	-	9,079	411,551	-	-	411,551
Quanta Services, Inc.*,1	17,790	-	-	17,790	411,305	-	-	411,305
Amgen, Inc.[1]	2,697	-	-	2,697	410,349	-	-	410,349
Edwards Lifesciences Corp.*,1	4,113	-	-	4,113	410,189	-	-	410,189
Biogen, Inc.*,1	1,696	-	-	1,696	410,127	-	-	410,127
Molson Coors Brewing Co. — Class B1	4,027	-	-	4,027	407,251	-	-	407,251
Dentsply Sirona, Inc.[1]	6,564	-	-	6,564	407,231	-	-	407,231
Thermo Fisher Scientific, Inc.[1]	2,751	-	-	2,751	406,488	-	-	406,488
Mylan N.V.*,1	9,376	-	-	9,376	405,419	-	-	405,419
Avery Dennison Corp.[1]	5,415	-	-	5,415	404,771	-	-	404,771
HCA Holdings, Inc.*	5,249	-	-	5,249	404,225	-	-	404,225
Patterson Companies, Inc.[1]	8,418	-	-	8,418	403,138	-	-	403,138
Varian Medical Systems, Inc.*,1	4,895	-	-	4,895	402,516	-	-	402,516
Humana, Inc.[1]	2,235	-	-	2,235	402,032	-	-	402,032
Allergan plc*,1	1,733	-	-	1,733	400,479	-	-	400,479
Celgene Corp.*,1	4,057	-	-	4,057	400,142	-	-	400,142
Nielsen Holdings plc	7,674	-	-	7,674	398,818	-	-	398,818
Global Payments, Inc.	5,586	-	-	5,586	398,729	-	-	398,729
Robert Half International, Inc.[1]	10,444	-	-	10,444	398,543	-	-	398,543
H&R Block, Inc.[1]	17,232	-	-	17,232	396,336	-	-	396,336
Endo International plc*	25,336	-	-	25,336	394,988	-	-	394,988
Moody's Corp.[1]	4,199	-	-	4,199	393,488	-	-	393,488
Vertex Pharmaceuticals, Inc.*	4,564	-	-	4,564	392,595	-	-	392,595
Regeneron Pharmaceuticals, Inc.*,1	1,122	-	-	1,122	391,836	-	-	391,836
United Rentals, Inc.*	5,839	-	-	5,839	391,797	-	-	391,797
Whole Foods Market, Inc.[1]	12,169	-	-	12,169	389,651	-	-	389,651

Shares	Value
Pro Forma	Pro Forma
			Combined Fund				Combined Fund
			(GEQ and GGE				(GEQ and GGE
GEQ	GGE	GPM	into GPM)	GEQ	GGE	GPM	into GPM)

Perrigo Company plc[1]	4,238	-	-	4,238	384,259	-	-	384,259
Alexion Pharmaceuticals, Inc.*,1	3,079	-	-	3,079	359,504	-	-	359,504
Total Consumer, Non-cyclical					42,503,551	0	0	42,503,551
Financial - 9.4%
UDR, Inc. REIT	12,375	-	-	12,375	456,886	-	-	456,886
Essex Property Trust, Inc. REIT[1]	1,994	-	-	1,994	454,811	-	-	454,811
General Growth Properties, Inc. REIT[1]	15,205	-	-	15,205	453,412	-	-	453,412
Macerich Co. REIT[1]	5,307	-	-	5,307	453,165	-	-	453,165
Simon Property Group, Inc. REIT[1]	2,085	-	-	2,085	452,237	-	-	452,237
Apartment Investment & Management Co. — Class A REIT[1]	10,226	-	-	10,226	451,580	-	-	451,580
Realty Income Corp. REIT	6,493	-	-	6,493	450,354	-	-	450,354
Crown Castle International Corp. REIT	4,436	-	-	4,436	449,944	-	-	449,944
Kimco Realty Corp. REIT[1]	14,265	-	-	14,265	447,636	-	-	447,636
Iron Mountain, Inc. REIT[1]	11,227	-	-	11,227	447,172	-	-	447,172
Equity Residential REIT[1]	6,481	-	-	6,481	446,411	-	-	446,411
Digital Realty Trust, Inc. REIT	4,081	-	-	4,081	444,788	-	-	444,788
SL Green Realty Corp. REIT	4,177	-	-	4,177	444,726	-	-	444,726
Cincinnati Financial Corp.[1]	5,925	-	-	5,925	443,722	-	-	443,722
Ventas, Inc. REIT[1]	6,088	-	-	6,088	443,328	-	-	443,328
AvalonBay Communities, Inc. REIT[1]	2,455	-	-	2,455	442,857	-	-	442,857
Public Storage REIT[1]	1,727	-	-	1,727	441,404	-	-	441,404
Welltower, Inc. REIT[1]	5,788	-	-	5,788	440,872	-	-	440,872
Federal Realty Investment Trust REIT	2,659	-	-	2,659	440,197	-	-	440,197
Host Hotels & Resorts, Inc. REIT[1]	27,113	-	-	27,113	439,502	-	-	439,502
Equinix, Inc. REIT	1,128	-	-	1,128	437,359	-	-	437,359
Aflac, Inc.[1]	6,055	-	-	6,055	436,928	-	-	436,928
Travelers Companies, Inc.[1]	3,669	-	-	3,669	436,758	-	-	436,758
Extra Space Storage, Inc. REIT	4,712	-	-	4,712	436,048	-	-	436,048
American Tower Corp. — Class A REIT[1]	3,838	-	-	3,838	436,035	-	-	436,035
Vornado Realty Trust REIT[1]	4,349	-	-	4,349	435,422	-	-	435,422
Chubb Ltd.[1]	3,319	-	-	3,319	433,826	-	-	433,826
Allstate Corp.[1]	6,189	-	-	6,189	432,920	-	-	432,920
Loews Corp.[1]	10,493	-	-	10,493	431,157	-	-	431,157
Marsh & McLennan Companies, Inc.[1]	6,293	-	-	6,293	430,819	-	-	430,819
Boston Properties, Inc. REIT[1]	3,256	-	-	3,256	429,466	-	-	429,466
HCP, Inc. REIT[1]	12,127	-	-	12,127	429,053	-	-	429,053
Torchmark Corp.[1]	6,938	-	-	6,938	428,907	-	-	428,907
Progressive Corp.[1]	12,784	-	-	12,784	428,264	-	-	428,264
CME Group, Inc. — Class A1	4,384	-	-	4,384	427,002	-	-	427,002
Berkshire Hathaway, Inc. — Class B*,1	2,945	-	-	2,945	426,407	-	-	426,407
Assurant, Inc.[1]	4,925	-	-	4,925	425,077	-	-	425,077
Morgan Stanley[1]	16,348	-	-	16,348	424,721	-	-	424,721
Hartford Financial Services Group, Inc.[1]	9,539	-	-	9,539	423,341	-	-	423,341
M&T Bank Corp.[1]	3,552	-	-	3,552	419,953	-	-	419,953
T. Rowe Price Group, Inc.[1]	5,733	-	-	5,733	418,336	-	-	418,336
Aon plc[1]	3,818	-	-	3,818	417,040	-	-	417,040
Goldman Sachs Group, Inc.[1]	2,786	-	-	2,786	413,944	-	-	413,944
BB&T Corp.[1]	11,624	-	-	11,624	413,931	-	-	413,931
Arthur J Gallagher & Co.	8,693	-	-	8,693	413,787	-	-	413,787
XL Group plc — Class A1	12,390	-	-	12,390	412,711	-	-	412,711
Franklin Resources, Inc.[1]	12,357	-	-	12,357	412,353	-	-	412,353

Shares				Value
			Pro Forma				Pro Forma
			Combined Fund				Combined Fund
			(GEQ and GGE				(GEQ and GGE
GEQ	GGE	GPM	into GPM)	GEQ	GGE	GPM	into GPM)
BlackRock, Inc. — Class A1	1,203	-	-	1,203	412,064	-	-	412,064
Nasdaq, Inc.[1]	6,367	-	-	6,367	411,754	-	-	411,754
Prologis, Inc. REIT[1]	8,364	-	-	8,364	410,171	-	-	410,171
Intercontinental Exchange, Inc.[1]	1,598	-	-	1,598	409,024	-	-	409,024
Wells Fargo & Co.[1]	8,637	-	-	8,637	408,789	-	-	408,789
Willis Towers Watson plc	3,287	-	-	3,287	408,607	-	-	408,607
JPMorgan Chase & Co.[1]	6,540	-	-	6,540	406,396	-	-	406,396
Weyerhaeuser Co. REIT[1]	13,649	-	-	13,649	406,331	-	-	406,331
Prudential Financial, Inc.[1]	5,678	-	-	5,678	405,069	-	-	405,069
Principal Financial Group, Inc.[1]	9,829	-	-	9,829	404,070	-	-	404,070
SunTrust Banks, Inc.[1]	9,829	-	-	9,829	403,775	-	-	403,775
Citigroup, Inc.[1]	9,511	-	-	9,511	403,171	-	-	403,171
American International Group, Inc.[1]	7,593	-	-	7,593	401,594	-	-	401,594
U.S. Bancorp[1]	9,951	-	-	9,951	401,324	-	-	401,324
Bank of America Corp.[1]	30,190	-	-	30,190	400,621	-	-	400,621
Discover Financial Services[1]	7,416	-	-	7,416	397,424	-	-	397,424
Fifth Third Bancorp[1]	22,533	-	-	22,533	396,355	-	-	396,355
Bank of New York Mellon Corp.[1]	10,124	-	-	10,124	393,318	-	-	393,318
PNC Financial Services Group, Inc.[1]	4,799	-	-	4,799	390,591	-	-	390,591
American Express Co.[1]	6,426	-	-	6,426	390,444	-	-	390,444
People's United Financial, Inc.[1]	26,594	-	-	26,594	389,868	-	-	389,868
Northern Trust Corp.[1]	5,882	-	-	5,882	389,741	-	-	389,741
Comerica, Inc.[1]	9,457	-	-	9,457	388,966	-	-	388,966
Visa, Inc. — Class A1	5,207	-	-	5,207	386,203	-	-	386,203
MasterCard, Inc. — Class A1	4,385	-	-	4,385	386,143	-	-	386,143
MetLife, Inc.[1]	9,690	-	-	9,690	385,953	-	-	385,953
Navient Corp.[1]	32,242	-	-	32,242	385,292	-	-	385,292
Legg Mason, Inc.[1]	12,987	-	-	12,987	382,987	-	-	382,987
Unum Group[1]	12,019	-	-	12,019	382,084	-	-	382,084
State Street Corp.[1]	7,055	-	-	7,055	380,406	-	-	380,406
E*TRADE Financial Corp.*,1	16,177	-	-	16,177	379,997	-	-	379,997
Alliance Data Systems Corp.*,1	1,937	-	-	1,937	379,497	-	-	379,497
Capital One Financial Corp.[1]	5,961	-	-	5,961	378,583	-	-	378,583
Ameriprise Financial, Inc.[1]	4,194	-	-	4,194	376,831	-	-	376,831
KeyCorp[1]	34,084	-	-	34,084	376,628	-	-	376,628
Lincoln National Corp.[1]	9,701	-	-	9,701	376,108	-	-	376,108
Invesco Ltd.[1]	14,691	-	-	14,691	375,208	-	-	375,208
Huntington Bancshares, Inc.[1]	41,963	-	-	41,963	375,149	-	-	375,149
Zions Bancorporation[1]	14,917	-	-	14,917	374,864	-	-	374,864
Regions Financial Corp.[1]	43,859	-	-	43,859	373,240	-	-	373,240
Charles Schwab Corp.[1]	14,676	-	-	14,676	371,450	-	-	371,450
Citizens Financial Group, Inc.[1]	18,590	-	-	18,590	371,428	-	-	371,428
CBRE Group, Inc. — Class A*,1	14,011	-	-	14,011	371,011	-	-	371,011
Affiliated Managers Group Inc*,1	2,615	-	-	2,615	368,114	-	-	368,114
Synchrony Financial	13,556	-	-	13,556	342,696	-	-	342,696
Total Financial					37,965,908	0	0	37,965,908
Consumer, Cyclical - 7.8%
The Gap, Inc.[1]	22,068	-	-	22,068	468,282	-	-	468,282
Coach, Inc.[1]	11,031	-	-	11,031	449,402	-	-	449,402
Ross Stores, Inc.[1]	7,785	-	-	7,785	441,332	-	-	441,332
Advance Auto Parts, Inc.[1]	2,729	-	-	2,729	441,087	-	-	441,087
Wyndham Worldwide Corp.[1]	6,171	-	-	6,171	439,561	-	-	439,561

Shares				Value
			Pro Forma				Pro Forma
			Combined Fund				Combined Fund
			(GEQ and GGE				(GEQ and GGE
GEQ	GGE	GPM	into GPM)	GEQ	GGE	GPM	into GPM)
AutoZone, Inc.*,1	553	-	-	553	438,994	-	-	438,994
Genuine Parts Co.[1]	4,327	-	-	4,327	438,109	-	-	438,109
Urban Outfitters, Inc.*,1	15,864	-	-	15,864	436,260	-	-	436,260
Starbucks Corp.[1]	7,610	-	-	7,610	434,684	-	-	434,684
Best Buy Company, Inc.[1]	14,182	-	-	14,182	433,969	-	-	433,969
O'Reilly Automotive, Inc.*,1	1,599	-	-	1,599	433,489	-	-	433,489
Dollar Tree, Inc.*,1	4,571	-	-	4,571	430,771	-	-	430,771
Kohl's Corp.[1]	11,346	-	-	11,346	430,241	-	-	430,241
Target Corp.[1]	6,151	-	-	6,151	429,463	-	-	429,463
Dollar General Corp.[1]	4,566	-	-	4,566	429,204	-	-	429,204
Wal-Mart Stores, Inc.[1]	5,869	-	-	5,869	428,554	-	-	428,554
WW Grainger, Inc.[1]	1,877	-	-	1,877	426,547	-	-	426,547
Leggett & Platt, Inc.[1]	8,324	-	-	8,324	425,440	-	-	425,440
Harley-Davidson, Inc.[1]	9,389	-	-	9,389	425,322	-	-	425,322
Ulta Salon Cosmetics & Fragrance, Inc.*	1,740	-	-	1,740	423,934	-	-	423,934
PulteGroup, Inc.[1]	21,724	-	-	21,724	423,401	-	-	423,401
Costco Wholesale Corp.[1]	2,696	-	-	2,696	423,380	-	-	423,380
Newell Brands, Inc.[1]	8,708	-	-	8,708	422,948	-	-	422,948
Macy's, Inc.[1]	12,561	-	-	12,561	422,175	-	-	422,175
Lowe's Companies, Inc.[1]	5,332	-	-	5,332	422,135	-	-	422,135
DR Horton, Inc.[1]	13,408	-	-	13,408	422,084	-	-	422,084
Walgreens Boots Alliance, Inc.[1]	5,063	-	-	5,063	421,596	-	-	421,596
Mattel, Inc.[1]	13,434	-	-	13,434	420,350	-	-	420,350
Yum! Brands, Inc.[1]	5,061	-	-	5,061	419,658	-	-	419,658
TJX Companies, Inc.[1]	5,425	-	-	5,425	418,973	-	-	418,973
NIKE, Inc. — Class B1	7,576	-	-	7,576	418,195	-	-	418,195
Starwood Hotels & Resorts Worldwide, Inc.	5,651	-	-	5,651	417,891	-	-	417,891
Marriott International, Inc. — Class A1	6,280	-	-	6,280	417,369	-	-	417,369
Fastenal Co.[1]	9,368	-	-	9,368	415,846	-	-	415,846
CarMax, Inc.*,1	8,478	-	-	8,478	415,676	-	-	415,676
Johnson Controls, Inc.[1]	9,391	-	-	9,391	415,645	-	-	415,645
Chipotle Mexican Grill, Inc. — Class A*,1	1,030	-	-	1,030	414,843	-	-	414,843
Bed Bath & Beyond, Inc.[1]	9,592	-	-	9,592	414,566	-	-	414,566
Michael Kors Holdings Ltd.*	8,377	-	-	8,377	414,494	-	-	414,494
Home Depot, Inc.[1]	3,241	-	-	3,241	413,843	-	-	413,843
CVS Health Corp.[1]	4,319	-	-	4,319	413,501	-	-	413,501
Staples, Inc.[1]	47,937	-	-	47,937	413,217	-	-	413,217
AutoNation, Inc.*,1	8,766	-	-	8,766	411,827	-	-	411,827
Foot Locker, Inc.	7,497	-	-	7,497	411,285	-	-	411,285
LKQ Corp.*	12,955	-	-	12,955	410,674	-	-	410,674
McDonald's Corp.[1]	3,412	-	-	3,412	410,600	-	-	410,600
Lennar Corp. — Class A1	8,899	-	-	8,899	410,244	-	-	410,244
Tractor Supply Co.	4,496	-	-	4,496	409,945	-	-	409,945
Tiffany & Co.[1]	6,759	-	-	6,759	409,866	-	-	409,866
VF Corp.[1]	6,664	-	-	6,664	409,769	-	-	409,769
L Brands, Inc.[1]	6,104	-	-	6,104	409,762	-	-	409,762
Nordstrom, Inc.[1]	10,739	-	-	10,739	408,619	-	-	408,619
Hasbro, Inc.[1]	4,859	-	-	4,859	408,107	-	-	408,107
PVH Corp.[1]	4,320	-	-	4,320	407,074	-	-	407,074
General Motors Co.[1]	14,368	-	-	14,368	406,614	-	-	406,614
Mohawk Industries, Inc.*,1	2,138	-	-	2,138	405,707	-	-	405,707

Shares				Value
			Pro Forma				Pro Forma
			Combined Fund				Combined Fund
			(GEQ and GGE				(GEQ and GGE
GEQ	GGE	GPM	into GPM)	GEQ	GGE	GPM	into GPM)
Ford Motor Co.[1]	31,873	-	-	31,873	400,644	-	-	400,644
PACCAR, Inc.[1]	7,607	-	-	7,607	394,575	-	-	394,575
Whirlpool Corp.[1]	2,352	-	-	2,352	391,937	-	-	391,937
Carnival Corp.[1]	8,855	-	-	8,855	391,391	-	-	391,391
Harman International Industries, Inc.[1]	5,443	-	-	5,443	390,916	-	-	390,916
Goodyear Tire & Rubber Co.[1]	15,227	-	-	15,227	390,725	-	-	390,725
Hanesbrands, Inc.	15,545	-	-	15,545	390,646	-	-	390,646
Ralph Lauren Corp. — Class A1	4,358	-	-	4,358	390,564	-	-	390,564
Darden Restaurants, Inc.	6,157	-	-	6,157	389,984	-	-	389,984
Delphi Automotive plc[1]	6,201	-	-	6,201	388,183	-	-	388,183
Signet Jewelers Ltd.	4,685	-	-	4,685	386,091	-	-	386,091
Royal Caribbean Cruises Ltd.[1]	5,648	-	-	5,648	379,263	-	-	379,263
Wynn Resorts Ltd.[1]	4,157	-	-	4,157	376,790	-	-	376,790
Southwest Airlines Co.[1]	9,570	-	-	9,570	375,240	-	-	375,240
United Continental Holdings, Inc.*	9,061	-	-	9,061	371,863	-	-	371,863
BorgWarner, Inc.[1]	12,404	-	-	12,404	366,166	-	-	366,166
Alaska Air Group, Inc.	6,239	-	-	6,239	363,671	-	-	363,671
Delta Air Lines, Inc.[1]	9,932	-	-	9,932	361,823	-	-	361,823
American Airlines Group, Inc.	12,599	-	-	12,599	356,678	-	-	356,678
Under Armour, Inc. — Class A*	5,629	-	-	5,629	225,892	-	-	225,892
Under Armour, Inc. — Class C*	5,669	-	-	5,669	206,352	-	-	206,352
Total Consumer, Cyclical					31,325,918	0	0	31,325,918
Industrial - 6.7%
Waste Management, Inc.[1]	6,668	-	-	6,668	441,888	-	-	441,888
General Electric Co.[1]	13,899	-	-	13,899	437,542	-	-	437,542
Vulcan Materials Co.[1]	3,615	-	-	3,615	435,101	-	-	435,101
Stericycle, Inc.*,1	4,172	-	-	4,172	434,389	-	-	434,389
3M Co.[1]	2,477	-	-	2,477	433,772	-	-	433,772
Republic Services, Inc. — Class A1	8,423	-	-	8,423	432,184	-	-	432,184
Martin Marietta Materials, Inc.[1]	2,250	-	-	2,250	432,000	-	-	432,000
Lockheed Martin Corp.[1]	1,735	-	-	1,735	430,575	-	-	430,575
United Parcel Service, Inc. — Class B1	3,995	-	-	3,995	430,341	-	-	430,341
Harris Corp.[1]	5,155	-	-	5,155	430,133	-	-	430,133
Northrop Grumman Corp.[1]	1,921	-	-	1,921	427,000	-	-	427,000
Allegion plc[1]	6,148	-	-	6,148	426,855	-	-	426,855
Waters Corp.*,1	3,025	-	-	3,025	425,467	-	-	425,467
Kansas City Southern[1]	4,718	-	-	4,718	425,045	-	-	425,045
CH Robinson Worldwide, Inc.[1]	5,720	-	-	5,720	424,710	-	-	424,710
Fortune Brands Home & Security, Inc.	7,323	-	-	7,323	424,514	-	-	424,514
Norfolk Southern Corp.[1]	4,965	-	-	4,965	422,670	-	-	422,670
Snap-on, Inc.[1]	2,678	-	-	2,678	422,642	-	-	422,642
TransDigm Group, Inc.*	1,599	-	-	1,599	421,640	-	-	421,640
United Technologies Corp.[1]	4,093	-	-	4,093	419,737	-	-	419,737
L-3 Communications Holdings, Inc.[1]	2,856	-	-	2,856	418,947	-	-	418,947
J.B. Hunt Transport Services, Inc.	5,157	-	-	5,157	417,356	-	-	417,356
FLIR Systems, Inc.[1]	13,482	-	-	13,482	417,268	-	-	417,268
Corning, Inc.[1]	20,347	-	-	20,347	416,707	-	-	416,707
Garmin Ltd.[1]	9,822	-	-	9,822	416,649	-	-	416,649
Caterpillar, Inc.[1]	5,492	-	-	5,492	416,349	-	-	416,349
Honeywell International, Inc.[1]	3,578	-	-	3,578	416,193	-	-	416,193
WestRock Co.	10,706	-	-	10,706	416,142	-	-	416,142
Expeditors International of Washington, Inc.[1]	8,476	-	-	8,476	415,663	-	-	415,663

Shares				Value
			Pro Forma				Pro Forma
			Combined Fund				Combined Fund
			(GEQ and GGE				(GEQ and GGE
GEQ	GGE	GPM	into GPM)	GEQ	GGE	GPM	into GPM)
Raytheon Co.[1]	3,055	-	-	3,055	415,327	-	-	415,327
Roper Technologies, Inc.[1]	2,425	-	-	2,425	413,608	-	-	413,608
Masco Corp.[1]	13,365	-	-	13,365	413,513	-	-	413,513
Boeing Co.[1]	3,184	-	-	3,184	413,506	-	-	413,506
Emerson Electric Co.[1]	7,918	-	-	7,918	413,003	-	-	413,003
Ingersoll-Rand plc[1]	6,474	-	-	6,474	412,264	-	-	412,264
Acuity Brands, Inc.	1,659	-	-	1,659	411,366	-	-	411,366
Stanley Black & Decker, Inc.[1]	3,697	-	-	3,697	411,180	-	-	411,180
Rockwell Automation, Inc.[1]	3,578	-	-	3,578	410,826	-	-	410,826
General Dynamics Corp.[1]	2,950	-	-	2,950	410,758	-	-	410,758
Union Pacific Corp.[1]	4,703	-	-	4,703	410,337	-	-	410,337
Pentair plc[1]	7,031	-	-	7,031	409,837	-	-	409,837
Ball Corp.[1]	5,667	-	-	5,667	409,667	-	-	409,667
Dover Corp.[1]	5,908	-	-	5,908	409,543	-	-	409,543
Tyco International plc[1]	9,601	-	-	9,601	409,003	-	-	409,003
Agilent Technologies, Inc.[1]	9,205	-	-	9,205	408,334	-	-	408,334
PerkinElmer, Inc.[1]	7,777	-	-	7,777	407,670	-	-	407,670
CSX Corp.[1]	15,591	-	-	15,591	406,613	-	-	406,613
Xylem, Inc.[1]	9,093	-	-	9,093	406,003	-	-	406,003
Eaton Corporation plc[1]	6,776	-	-	6,776	404,730	-	-	404,730
Cummins, Inc.[1]	3,599	-	-	3,599	404,672	-	-	404,672
Jacobs Engineering Group, Inc.*,1	8,098	-	-	8,098	403,362	-	-	403,362
Amphenol Corp. — Class A1	7,021	-	-	7,021	402,514	-	-	402,514
Illinois Tool Works, Inc.[1]	3,863	-	-	3,863	402,370	-	-	402,370
Parker-Hannifin Corp.[1]	3,705	-	-	3,705	400,325	-	-	400,325
AMETEK, Inc.[1]	8,641	-	-	8,641	399,473	-	-	399,473
Rockwell Collins, Inc.[1]	4,690	-	-	4,690	399,307	-	-	399,307
Sealed Air Corp.[1]	8,670	-	-	8,670	398,560	-	-	398,560
Deere & Co.[1]	4,874	-	-	4,874	394,989	-	-	394,989
Fluor Corp.[1]	8,012	-	-	8,012	394,831	-	-	394,831
Textron, Inc.[1]	10,775	-	-	10,775	393,934	-	-	393,934
FedEx Corp.[1]	2,595	-	-	2,595	393,869	-	-	393,869
TE Connectivity Ltd.[1]	6,804	-	-	6,804	388,576	-	-	388,576
Ryder System, Inc.[1]	6,354	-	-	6,354	388,484	-	-	388,484
Owens-Illinois, Inc.*,1	21,489	-	-	21,489	387,017	-	-	387,017
Flowserve Corp.[1]	8,214	-	-	8,214	371,026	-	-	371,026
Total Industrial					26,859,876	0	0	26,859,876
Technology - 4.8%
Micron Technology, Inc.*,1	34,393	-	-	34,393	473,248	-	-	473,248
Paychex, Inc.[1]	7,653	-	-	7,653	455,353	-	-	455,353
Akamai Technologies, Inc.*,1	7,918	-	-	7,918	442,854	-	-	442,854
Oracle Corp.[1]	10,778	-	-	10,778	441,144	-	-	441,144
Cerner Corp.*,1	7,508	-	-	7,508	439,969	-	-	439,969
Seagate Technology plc[1]	18,044	-	-	18,044	439,551	-	-	439,551
Activision Blizzard, Inc.[1]	11,055	-	-	11,055	438,110	-	-	438,110
Intuit, Inc.[1]	3,923	-	-	3,923	437,845	-	-	437,845
Intel Corp.[1]	13,031	-	-	13,031	427,417	-	-	427,417
Qorvo, Inc.*	7,728	-	-	7,728	427,050	-	-	427,050
Fiserv, Inc.*,1	3,925	-	-	3,925	426,765	-	-	426,765
Lam Research Corp.[1]	5,069	-	-	5,069	426,100	-	-	426,100
NVIDIA Corp.[1]	9,038	-	-	9,038	424,876	-	-	424,876

Shares				Value
			Pro Forma				Pro Forma
			Combined Fund				Combined Fund
			(GEQ and GGE				(GEQ and GGE
GEQ	GGE	GPM	into GPM)	GEQ	GGE	GPM	into GPM)
Texas Instruments, Inc.[1]	6,744	-	-	6,744	422,512	-	-	422,512
Western Digital Corp.[1]	8,912	-	-	8,912	421,181	-	-	421,181
KLA-Tencor Corp.[1]	5,745	-	-	5,745	420,821	-	-	420,821
Electronic Arts, Inc.*,1	5,546	-	-	5,546	420,165	-	-	420,165
NetApp, Inc.[1]	17,049	-	-	17,049	419,235	-	-	419,235
International Business Machines Corp.[1]	2,740	-	-	2,740	415,877	-	-	415,877
Applied Materials, Inc.[1]	17,346	-	-	17,346	415,784	-	-	415,784
QUALCOMM, Inc.[1]	7,757	-	-	7,757	415,542	-	-	415,542
CA, Inc.[1]	12,656	-	-	12,656	415,496	-	-	415,496
Analog Devices, Inc.[1]	7,330	-	-	7,330	415,171	-	-	415,171
Microsoft Corp.[1]	8,111	-	-	8,111	415,040	-	-	415,040
Fidelity National Information Services, Inc.[1]	5,616	-	-	5,616	413,787	-	-	413,787
Xilinx, Inc.[1]	8,935	-	-	8,935	412,172	-	-	412,172
Adobe Systems, Inc.*,1	4,300	-	-	4,300	411,897	-	-	411,897
Linear Technology Corp.[1]	8,803	-	-	8,803	409,604	-	-	409,604
EMC Corp.[1]	15,068	-	-	15,068	409,398	-	-	409,398
Microchip Technology, Inc.[1]	7,991	-	-	7,991	405,623	-	-	405,623
salesforce.com, Inc.*,1	5,102	-	-	5,102	405,150	-	-	405,150
Dun & Bradstreet Corp.[1]	3,320	-	-	3,320	404,509	-	-	404,509
Apple, Inc.[1]	4,225	-	-	4,225	403,910	-	-	403,910
Broadcom Ltd.	2,596	-	-	2,596	403,418	-	-	403,418
CSRA, Inc.	17,211	-	-	17,211	403,254	-	-	403,254
Skyworks Solutions, Inc.	6,370	-	-	6,370	403,094	-	-	403,094
Autodesk, Inc.*,1	7,432	-	-	7,432	402,368	-	-	402,368
Pitney Bowes, Inc.[1]	22,484	-	-	22,484	400,215	-	-	400,215
Accenture plc — Class A1	3,530	-	-	3,530	399,914	-	-	399,914
Xerox Corp.[1]	42,048	-	-	42,048	399,036	-	-	399,036
Hewlett Packard Enterprise Co.[1]	21,837	-	-	21,837	398,962	-	-	398,962
Cognizant Technology Solutions Corp. — Class A*,1	6,928	-	-	6,928	396,559	-	-	396,559
Red Hat, Inc.*,1	5,428	-	-	5,428	394,073	-	-	394,073
Citrix Systems, Inc.*,1	4,854	-	-	4,854	388,757	-	-	388,757
HP, Inc.[1]	30,928	-	-	30,928	388,146	-	-	388,146
Teradata Corp.*,1	14,992	-	-	14,992	375,849	-	-	375,849
Total Technology					19,126,801	0	0	19,126,801
Energy - 4.1%
Marathon Oil Corp.[1]	31,113	-	-	31,113	467,006	-	-	467,006
Newfield Exploration Co.*,1	10,475	-	-	10,475	462,785	-	-	462,785
Transocean Ltd.[1]	38,840	-	-	38,840	461,808	-	-	461,808
Spectra Energy Corp.[1]	12,501	-	-	12,501	457,911	-	-	457,911
Murphy Oil Corp.[1]	14,207	-	-	14,207	451,072	-	-	451,072
Kinder Morgan, Inc.[1]	23,845	-	-	23,845	446,378	-	-	446,378
ONEOK, Inc.[1]	9,239	-	-	9,239	438,391	-	-	438,391
Marathon Petroleum Corp.[1]	11,471	-	-	11,471	435,440	-	-	435,440
Exxon Mobil Corp.[1]	4,640	-	-	4,640	434,954	-	-	434,954
Hess Corp.[1]	7,236	-	-	7,236	434,884	-	-	434,884
Cimarex Energy Co.[1]	3,641	-	-	3,641	434,444	-	-	434,444
Apache Corp.[1]	7,801	-	-	7,801	434,282	-	-	434,282
Helmerich & Payne, Inc.[1]	6,446	-	-	6,446	432,720	-	-	432,720
Devon Energy Corp.[1]	11,889	-	-	11,889	430,976	-	-	430,976
Chevron Corp.[1]	4,094	-	-	4,094	429,174	-	-	429,174
Cabot Oil & Gas Corp. — Class A1	16,668	-	-	16,668	429,034	-	-	429,034

Shares				Value
			Pro Forma				Pro Forma
			Combined Fund				Combined Fund
			(GEQ and GGE				(GEQ and GGE
GEQ	GGE	GPM	into GPM)	GEQ	GGE	GPM	into GPM)
Equities Corp.[1]	5,529	-	-	5,529	428,110	-	-	428,110
EOG Resources, Inc.[1]	5,119	-	-	5,119	427,027	-	-	427,027
Halliburton Co.[1]	9,408	-	-	9,408	426,088	-	-	426,088
Schlumberger Ltd.[1]	5,317	-	-	5,317	420,468	-	-	420,468
Anadarko Petroleum Corp.[1]	7,878	-	-	7,878	419,504	-	-	419,504
Occidental Petroleum Corp.[1]	5,534	-	-	5,534	418,149	-	-	418,149
Diamond Offshore Drilling, Inc.[1]	17,168	-	-	17,168	417,697	-	-	417,697
First Solar, Inc.*,1	8,607	-	-	8,607	417,267	-	-	417,267
Columbia Pipeline Group, Inc.[1]	16,355	-	-	16,355	416,889	-	-	416,889
Range Resources Corp.[1]	9,663	-	-	9,663	416,862	-	-	416,862
Concho Resources, Inc.*	3,486	-	-	3,486	415,775	-	-	415,775
Phillips 66[1]	5,215	-	-	5,215	413,758	-	-	413,758
Baker Hughes, Inc.[1]	9,089	-	-	9,089	410,187	-	-	410,187
Noble Energy, Inc.[1]	11,433	-	-	11,433	410,102	-	-	410,102
Williams Companies, Inc.[1]	18,944	-	-	18,944	409,759	-	-	409,759
ConocoPhillips[1]	9,381	-	-	9,381	409,012	-	-	409,012
FMC Technologies, Inc.*,1	15,199	-	-	15,199	405,358	-	-	405,358
Tesoro Corp.[1]	5,408	-	-	5,408	405,167	-	-	405,167
Chesapeake Energy Corp.[1]	94,465	-	-	94,465	404,310	-	-	404,310
National Oilwell Varco, Inc.[1]	11,919	-	-	11,919	401,074	-	-	401,074
Southwestern Energy Co.*,1	31,752	-	-	31,752	399,440	-	-	399,440
Valero Energy Corp.[1]	7,815	-	-	7,815	398,565	-	-	398,565
Pioneer Natural Resources Co.[1]	2,617	-	-	2,617	395,717	-	-	395,717
Total Energy					16,567,544	0	0	16,567,544
Communications - 3.3%
Symantec Corp.[1]	24,135	-	-	24,135	495,733	-	-	495,733
CenturyLink, Inc.[1]	15,487	-	-	15,487	449,278	-	-	449,278
AT&T, Inc.[1]	10,353	-	-	10,353	447,353	-	-	447,353
Verizon Communications, Inc.[1]	7,927	-	-	7,927	442,644	-	-	442,644
TEGNA, Inc.[1]	19,057	-	-	19,057	441,551	-	-	441,551
Comcast Corp. — Class A1	6,649	-	-	6,649	433,448	-	-	433,448
CBS Corp. — Class B1	7,918	-	-	7,918	431,056	-	-	431,056
VeriSign, Inc.*,1	4,932	-	-	4,932	426,421	-	-	426,421
Yahoo!, Inc.*,1	11,337	-	-	11,337	425,818	-	-	425,818
Walt Disney Co.[1]	4,289	-	-	4,289	419,550	-	-	419,550
Time Warner, Inc.[1]	5,671	-	-	5,671	417,045	-	-	417,045
Amazon.com, Inc.*,1	581	-	-	581	415,775	-	-	415,775
Expedia, Inc.[1]	3,909	-	-	3,909	415,527	-	-	415,527
Cisco Systems, Inc.[1]	14,383	-	-	14,383	412,648	-	-	412,648
Viacom, Inc. — Class B1	9,936	-	-	9,936	412,046	-	-	412,046
Level 3 Communications, Inc.*,1	7,988	-	-	7,988	411,302	-	-	411,302
Juniper Networks, Inc.[1]	18,193	-	-	18,193	409,161	-	-	409,161
Facebook, Inc. — Class A*,1	3,580	-	-	3,580	409,122	-	-	409,122
Motorola Solutions, Inc.[1]	6,191	-	-	6,191	408,420	-	-	408,420
Omnicom Group, Inc.[1]	5,010	-	-	5,010	408,265	-	-	408,265
Netflix, Inc.*,1	4,454	-	-	4,454	407,452	-	-	407,452
Scripps Networks Interactive, Inc. — Class A1	6,528	-	-	6,528	406,498	-	-	406,498
eBay, Inc.*,1	17,346	-	-	17,346	406,070	-	-	406,070
Frontier Communications Corp.[1]	81,709	-	-	81,709	403,642	-	-	403,642
Interpublic Group of Companies, Inc.[1]	17,383	-	-	17,383	401,547	-	-	401,547
TripAdvisor, Inc.*,1	6,211	-	-	6,211	399,367	-	-	399,367

Shares				Value
			Pro Forma				Pro Forma
			Combined Fund				Combined Fund
			(GEQ and GGE				(GEQ and GGE
GEQ	GGE	GPM	into GPM)	GEQ	GGE	GPM	into GPM)
F5 Networks, Inc.*,1	3,497	-	-	3,497	398,098	-	-	398,098
Priceline Group, Inc.*,1	316	-	-	316	394,498	-	-	394,498
News Corp. — Class A1	28,081	-	-	28,081	318,720	-	-	318,720
Twenty-First Century Fox, Inc. — Class A1	10,413	-	-	10,413	281,672	-	-	281,672
Discovery Communications, Inc. — Class C*,1	10,000	-	-	10,000	238,500	-	-	238,500
Alphabet, Inc. — Class C*,1	290	-	-	290	200,709	-	-	200,709
Alphabet, Inc. — Class A*,1	285	-	-	285	200,506	-	-	200,506
Discovery Communications, Inc. — Class A*,1	6,307	-	-	6,307	159,126	-	-	159,126
Twenty-First Century Fox, Inc. — Class B	4,011	-	-	4,011	109,300	-	-	109,300
News Corp. — Class B	7,966	-	-	7,966	92,963	-	-	92,963
Total Communications					13,350,831	0	0	13,350,831
Utilities - 3.0%
AES Corp.[1]	37,280	-	-	37,280	465,255	-	-	465,255
American Water Works Company, Inc.[1]	5,387	-	-	5,387	455,255	-	-	455,255
NiSource, Inc.[1]	16,768	-	-	16,768	444,688	-	-	444,688
Dominion Resources, Inc.[1]	5,692	-	-	5,692	443,578	-	-	443,578
CMS Energy Corp.[1]	9,640	-	-	9,640	442,090	-	-	442,090
SCANA Corp.[1]	5,833	-	-	5,833	441,325	-	-	441,325
Eversource Energy[1]	7,366	-	-	7,366	441,223	-	-	441,223
Pinnacle West Capital Corp.[1]	5,442	-	-	5,442	441,129	-	-	441,129
Duke Energy Corp.[1]	5,139	-	-	5,139	440,875	-	-	440,875
DTE Energy Co.[1]	4,446	-	-	4,446	440,688	-	-	440,688
NextEra Energy, Inc.[1]	3,372	-	-	3,372	439,709	-	-	439,709
Ameren Corp.[1]	8,193	-	-	8,193	438,981	-	-	438,981
Exelon Corp.[1]	12,067	-	-	12,067	438,756	-	-	438,756
Public Service Enterprise Group, Inc.[1]	9,412	-	-	9,412	438,693	-	-	438,693
Edison International[1]	5,645	-	-	5,645	438,447	-	-	438,447
Southern Co.[1]	8,169	-	-	8,169	438,103	-	-	438,103
American Electric Power Company, Inc.[1]	6,246	-	-	6,246	437,782	-	-	437,782
Xcel Energy, Inc.[1]	9,767	-	-	9,767	437,366	-	-	437,366
WEC Energy Group, Inc.[1]	6,677	-	-	6,677	436,008	-	-	436,008
Sempra Energy[1]	3,821	-	-	3,821	435,670	-	-	435,670
Consolidated Edison, Inc.[1]	5,412	-	-	5,412	435,341	-	-	435,341
CenterPoint Energy, Inc.[1]	18,044	-	-	18,044	433,056	-	-	433,056
FirstEnergy Corp.[1]	12,390	-	-	12,390	432,535	-	-	432,535
Entergy Corp.[1]	5,309	-	-	5,309	431,887	-	-	431,887
PG&E Corp.[1]	6,625	-	-	6,625	423,470	-	-	423,470
NRG Energy, Inc.[1]	28,022	-	-	28,022	420,050	-	-	420,050
Alliant Energy Corp.	10,508	-	-	10,508	417,168	-	-	417,168
PPL Corp.[1]	10,619	-	-	10,619	400,867	-	-	400,867
Total Utilities					12,229,995	0	0	12,229,995
Basic Materials - 2.0%
Newmont Mining Corp.[1]	11,666	-	-	11,666	456,374	-	-	456,374
Freeport-McMoRan, Inc.[1]	40,302	-	-	40,302	448,964	-	-	448,964
Sherwin-Williams Co.[1]	1,430	-	-	1,430	419,948	-	-	419,948
Albemarle Corp.	5,279	-	-	5,279	418,677	-	-	418,677
Praxair, Inc.[1]	3,671	-	-	3,671	412,584	-	-	412,584
Ecolab, Inc.[1]	3,472	-	-	3,472	411,780	-	-	411,780
International Paper Co.[1]	9,669	-	-	9,669	409,772	-	-	409,772
International Flavors & Fragrances, Inc.[1]	3,243	-	-	3,243	408,845	-	-	408,845
Nucor Corp.[1]	8,268	-	-	8,268	408,522	-	-	408,522

Shares				Value
			Pro Forma				Pro Forma
			Combined Fund				Combined Fund
			(GEQ and GGE				(GEQ and GGE
GEQ	GGE	GPM	into GPM)	GEQ	GGE	GPM	into GPM)
Alcoa, Inc.[1]	43,997	-	-	43,997	407,852	-	-	407,852
Mosaic Co.[1]	15,481	-	-	15,481	405,293	-	-	405,293
Air Products & Chemicals, Inc.[1]	2,852	-	-	2,852	405,098	-	-	405,098
EI du Pont de Nemours & Co.[1]	6,180	-	-	6,180	400,465	-	-	400,465
PPG Industries, Inc.[1]	3,822	-	-	3,822	398,061	-	-	398,061
Monsanto Co.[1]	3,824	-	-	3,824	395,440	-	-	395,440
FMC Corp.[1]	8,408	-	-	8,408	389,374	-	-	389,374
Eastman Chemical Co.[1]	5,727	-	-	5,727	388,863	-	-	388,863
Dow Chemical Co.[1]	7,822	-	-	7,822	388,832	-	-	388,832
LyondellBasell Industries N.V. — Class A1	5,188	-	-	5,188	386,091	-	-	386,091
CF Industries Holdings, Inc.[1]	14,284	-	-	14,284	344,244	-	-	344,244
Total Basic Materials					8,105,079	0	0	8,105,079
Diversified - 0.1%
Leucadia National Corp.[1]	24,107	-	-	24,107	417,774	-	-	417,774
Total Common Stocks
(Cost $194,902,774, $0, $0 and $194,902,774, respectively)					208,453,277	-	-	208,453,277

EXCHANGE-TRADED FUNDS† - 89.34%
SPDR S&P 500 ETF TRUST [1]	-	273,319	492,488	765,807	-	57,268,530	103,191,011	160,459,541
iShares S&P 500 Growth ETF [1]	-	194,330	350,159	544,489	-	22,654,991	40,821,536	63,476,527
iShares S&P 500 Value ETF [1]	-	222,020	400,053	622,073	-	20,625,658	37,164,924	57,790,582
iShares Russell 2000 Index ETF [1]	-	122,271	220,318	342,589	-	14,057,497	25,329,960	39,387,457
PowerShares QQQ Trust Series 1 [1]	-	129,709	233,719	363,428	-	13,948,906	25,134,141	39,083,047
Total Exchange-Traded Funds					0	128,555,582	231,641,572	360,197,154
(Cost $0, $131,248,603, $236,532,705 and $367,781,308 respectively)
SHORT TERM INVESTMENTS† - 3.3%
Dreyfus Treasury Prime Cash Management Institutional Shares, 0.16%[1,2]	6,294,624	1,763,402	5,312,304	13,370,330	6,294,624	1,763,402	5,312,304	13,370,330
(Cost $6,294,624, $1,763,402, $5,312,304 and $13,370,330, respectively)
Total Investments - 144.35%					214,747,901	130,318,984	236,953,876	582,020,761
(Cost $201,197,398 $133,012,005, $241,845,009 and $576,054,412, respectively)

OPTIONS WRITTEN† - (2.1)%		Contracts				Value
Call options on:
Consumer Discretionary Select Sector SPDR Fund Expiring July 2016 with strike price of $78.00	664	-	-	664	$ (59,096)	-	-	(59,096)
Industrial Select Sector Fund SPDR Expiring July 2016 with strike price of $56.00	932	-	-	932	(60,114)	-	-	(60,114)
Financial Select Sector SPDR Fund Expiring July 2016 with strike price of $23.00	2,288	-	-	2,288	(60,632)	-	-	(60,632)
NASDAQ 100 Index Expiring July 2016 with strike price of $4,450.00	83	-	-	83	(243,190)	-	-	(243,190)
Dow Jones Industrial Average Index Expiring July 2016 with strike price of $176.00	2,936	-	-	2,936	(1,123,020)	-	-	(1,123,020)
S&P 500 Index Expiring July 2016 with strike price of $2,065.00	501	-	-	501	(2,099,190)	-	-	(2,099,190)
NASDAQ 100 Index Expiring July 2016 with strike price of $4,370.00	-	63	114	177	-	(484,470)	(876,660)	(1,361,130)
S&P 500 Index Expiring July 2016 with strike price of $2,070.00	-	133	240	373	-	(506,065)	(913,200)	(1,419,265)
Russell 2000 Index Expiring July 2016 with strike price of $1,130.00	-	244	439	683	-	(733,220)	(1,319,195)	(2,052,415)

Total Call Options Written
(Premiums received of $3,400,078, $1,119,012, $2,018,682 and $6,537,772, respectively)					(3,645,242)	(1,723,755)	(3,109,055)	(8,478,052)
Other Assets & Liabilities, net - (42.3)%					(49,861,357)	(41,952,651)	(77,605,517)	(170,347,525)	[3]
Total Net Assets - 100.0%					$161,241,302	$86,642,578	$156,239,304	$403,195,184

Percentages are based on the net assets of the proforma merger.
* Non-income producing security.
† Value determined based on Level 1 inputs — See Note 4.
1 All or a portion of these securities have been physically segregated in connection with borrowings and/or written options.
As of June 30, 2016, the total value of segregated securities was $525,769,173.
2 Rate indicated is the 7-day yield as of June 30, 2016.
3 Includes $928,000 of reorganization costs.

N.V. Publicly Traded Company
plc Public Limited Company
REIT Real Estate Investment Trust
S&P Standard & Poor’s

If the Reorganization had taken place as of June 30, 2016, the Combined Fund would dispose of approximately $217 million of the current ETF holdings which represents approximately 35% of the total assets of the Combined Fund. The transactions cost associated with selling the $217 million of ETFs are estimated to be approximately $17,500 which represents less than 0.01% of net assets applicable to common shareholders. With the proceeds of such dispositions and with additional borrowings, the Combined Fund would purchase additional common stocks in equal weight.  It is currently anticipated that transaction costs associated with such portfolio reorganization transactions will be approximately 0.01% of the net assets of the Combined Fund.  Such estimates are subject to change based upon market conditions and other factors.

See Sector Classification in Supplemental Information section.

The following table summarizes the inputs used to value the Fund's investments at June 30, 2016 (See Note 4 in the Notes to Pro Forma Financial Statements)

Description	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Assets:
Common Stocks	$208,453,277	—	—	$208,453,277
Exchange-Traded Funds	$360,197,154			$360,197,154
Short Term Investments	13,370,330	—	—	$13,370,330
Total	$582,020,761	—	—	$582,020,761

Liabilities:
Call Options Written	$8,478,052	—	—	$8,478,052
Total	$8,478,052	—	—	$8,478,052
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

There were no transfers between levels for the year ended June 30, 2016.

Pro Forma Statement of Assets and Liabilities
June 30, 2016 (Unaudited)
						Proforma
						Combined Fund
	GEQ	GGE	GPM	Adjustments		(GEQ and GGE into GPM)
Assets
Investments at value	$214,747,901	$130,318,984	$236,953,876			$582,020,761
Cash	0	991,635	0	28,641,000	(6)	29,632,635
Receivables:
Investments sold	834,996	0	0			834,996
Dividends	248,441	329,361	611,017			1,188,819
Reclaims receivable	3,523	0	0			3,523
Other assets	69,637	7,955	11,993			89,585
Total assets	215,904,498	131,647,935	237,576,886	28,641,000		$613,770,319

Liabilities
Borrowings	49,500,000	42,000,000	76,000,000	28,641,000	(6)	196,141,000
Options written, at value (1)	3,645,242	1,723,755	3,109,055			8,478,052
Due to custodian	280,455	0	0			280,455
Interest payable on borrowings	69,263	14,273	3,814			87,350
Payable for:
Investments purchased	835,845	1,105,643	2,023,112			3,964,600
Investment advisory fees	190,279	83,974	153,386			427,639
Fund accounting fees	8,625	6,546	5,861			21,032
Administration fees	4,663	2,388	5,063			12,114
Reorganization fees	0	0	0	928,000	(4)	928,000
Other liabilities	128,824	68,778	37,291			234,893
Total liabilities	54,663,196	45,005,357	81,337,582	29,569,000		210,575,135
Net Assets	$161,241,302	$86,642,578	$156,239,304			$403,195,184

Net Assets Consist of:
Common stock, $0.01 par value per share (2) (3)	$87,741	$49,940	$190,773			$328,454
Additional paid-in capital	147,171,183	733,748,913	185,433,336	(928,000)	(4)	1,065,425,432
Accumulated net realized gain/(loss) on investments and options	2,338,695	(637,240,509)	(14,827,104)			(649,728,918)
Net unrealized appreciation/(depreciation) on investments and options	13,397,660	(3,297,764)	(5,981,506)			4,118,390
Distributions in excess of net investment income	(1,753,977)	(6,618,002)	(8,576,195)			(16,948,174)
Net Assets	$161,241,302	$86,642,578	$156,239,304	(928,000)		$403,195,184
Net Asset Value	$18.38	$17.35	$8.19			$8.18

Investments at cost	$201,197,398	$133,012,005	$241,845,009			$576,054,412
(1) Premiums received	$3,400,078	$1,119,012	$2,018,682			$6,537,772
(2) Shares outstanding	8,774,050	4,993,991	19,077,318	16,454,417	(5)	49,299,776
(3) Shares authorized	unlimited	unlimited	unlimited			unlimited
(4) Reflects the charge for estimated reorganization expenses.
(5)	Reflects the capitalization adjustments giving the effect of the transfer of shares of GPM, which GGE and GEQ shareholders will receive as if the Reorganization had taken place on June 30, 2016. The foregoing should not be relied upon to reflect the number of shares of GPM that actually will be received on or after such date.
(6)	Represents the increase in borrowings that will be implemented once the Reorganizations occur.

Pro Forma Statement of Operations
For the year ended June 30, 2016 (Unaudited)
								Proforma
								Combined Fund
		GEQ	GGE	GPM	Adjustments			(GEQ and GGE into GPM)
Investment Income
	Dividends (net of foreign withholding taxes of $5,629)	$ 4,648,647	$ 2,483,009	$ 4,506,537				$ 11,638,193
	Other Income	1,341	1,063	0				2,404
	Total income	4,649,988	2,484,072	4,506,537				11,640,597

Expenses
	Investment advisory fees	2,098,310	1,107,959	2,133,232	(499,101)	(1)	(2)	4,840,400
	Interest expense	570,627	377,327	712,644	145,100	(3)		1,805,698
	Trustee fees and expenses*	79,233	67,095	82,152	(78,611)	(4)		149,869
	Professional fees	77,681	95,323	77,698	(81,177)	(4)		169,525
	Fund accounting fees	64,736	50,521	65,595	(62,068)	(4)		118,784
	Administration fees	56,925	35,846	62,427	(25,115)	(4)		130,083
	Printing fees	49,035	29,779	49,272	(19,750)	(4)		108,336
	Custodian fees	23,313	11,283	12,828	1,986	(3)		49,410
	NYSE listing fees	23,790	23,522	23,790	(38,102)	(4)		33,000
	Transfer agent fees	16,690	18,317	19,265	(32,272)	(4)		22,000
	Other expenses	40,444	17,614	17,226	(24,284)	(4)		51,000
	Total expenses	3,100,784	1,834,586	3,256,129	(713,394)			7,478,105
	Less:
	Expenses waived by advisor	0	(65,174)	(237,026)	302,200	(2)		-
	Net Expenses	3,100,784	1,769,412	3,019,103	(411,194)			7,478,105
	Net investment income	1,549,204	714,660	1,487,434	411,194			4,162,492

Realized and Unrealized Gain (Loss):
	Net realized gain (loss) on:
	Investments	4,664,884	(380,182)	(420,779)				3,863,923
	Written Options	3,163,399	2,906,472	5,190,778				11,260,649
	Net realized gain	7,828,283	2,526,290	4,769,999				15,124,572
	Net change in unrealized appreciation (depreciation) on:
	Investments	(4,494,914)	884,139	1,585,637				(2,025,138)
	Written Options	(1,324,231)	(1,504,659)	(2,722,929)				(5,551,819)
	Net change in unrealized appreciation (depreciation)	(5,819,145)	(620,520)	(1,137,292)				(7,576,957)
	Net realized and unrealized gain	2,009,138	1,905,770	3,632,707				7,547,615

Net increase in net assets resulting from operations		$ 3,558,342	$ 2,620,430	$ 5,120,141				$ 11,710,107

	* Relates to Trustees not deemed "interested persons" within the meaning of section 2(a)(19) of the 1940 Act.

(1)	Reflects the impact of reducing GEQ's management fee from 1.00% to 0.80% and an increase in managed assets due to
	the increase in borrowings that willl be implemented once the Reorganziations occur.

(2)	Reflects the utilization of a net management fee for GGE and GPM as a opposed to charging a gross management fee and
	subsequent management fee waivers. There will be no impact to the fund or the fees charged to the fund as a result of this change.

(3)	Reflects the anticipated increase of certain expenses as a result of the Reorganizations and subsequent increase in borrowings.

(4)	Reflects the anticipated reduction of certain expenses as a result of the Reorganizations.

	See notes to pro forma financial statements.

Notes to Pro Forma Financial Statements (Unaudited)

1. Basis of Combination

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed reorganizations of Guggenheim Equal Weight Enhanced Equity Income Fund (“GEQ”), and Guggenheim Enhanced Equity Strategy Fund (“GGE”) (collectively, the “Target Funds”), into Guggenheim Enhanced Equity Income Fund (“GPM “ or the “Acquiring Fund” or the “Fund”)  (the “Reorganizations”). GEQ and GPM are registered as diversified, closed-end  investment companies while GGE is registered as a non-diversified, closed-end investment company under the Investment Company Act of 1940.

The unaudited pro forma financial information is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganizations had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Target Funds and Acquiring Fund as of June 30, 2016.
Under the terms of the Reorganizations, the combination of the Target Funds and the Acquiring Fund will be accounted for as a tax-free reorganization; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders, as a result of the Reorganizations. In the Reorganizations, the outstanding common shares of each Target Fund will be exchanged for newly issued common shares of the Acquiring Fund. The aggregate NAV of the Acquiring Fund Shares received by the shareholders of the Target Fund in the Reorganizations will equal the aggregate NAV of Target Fund common shares held by such shareholders immediately prior to such Reorganization, less the applicable costs of the Reorganizations.

The total costs of the Reorganizations are estimated to be $888,000 and each Fund’s allocable share of such costs will be reflected in its net asset value at or before the close of trading on the business day immediately prior to the closing of the Reorganizations. The estimated allocation of the costs among the Funds is as follows: $223,831 for the Acquiring Fund, $338,592 for GGE and $325,577 for GEQ. In addition, GPM will also bear the costs related to being redomiciled from a Massachusetts business trust to a Delaware statutory trust, which are estimated to be $40,000. Regardless of whether the Reorganizations are completed, the costs associated with the proposed Reorganizations will be borne by the Target Funds and Acquiring Fund. Costs specific to one or each of the Funds are expensed to each Fund as incurred. With respect to any expenses incurred in connection with the Reorganization that are not attributable to a specific Fund, such expenses will be allocated in proportion to the projected expense savings to be realized by each Fund as a result of the Reorganizations.

The Pro Forma Statement of Assets and Liabilities and the Pro Forma Statement of Operations are presented for the Acquiring Fund, Target Funds and the Guggenheim Enhanced Equity Income Fund Pro Forma for the period from July 1, 2015 through June 30, 2016 (the “reporting period” or “the current fiscal period”).

Following the Reorganizations, the Acquiring Fund will be the accounting survivor (the “surviving fund”). The surviving fund will have the portfolio manager, portfolio compositions, strategies, investment objectives, expense structure and policies/restrictions of the Acquiring Fund in effect following the Reorganizations, as described in the Joint Proxy Statement/Prospectus. In accordance with the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Reorganizations will be accounted for as a tax-free reorganization for federal income tax purposes. For financial reporting purposes, the historical cost basis of investment securities will be carried forward to the surviving fund to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund. If the Reorganizations had occurred as of June 30, 2016, the Target Funds would not have been required to dispose of any of their portfolio securities in order to comply with the Acquiring Fund’s investment policies and restrictions. To the extent that portfolio holdings are sold before or after the closing of the Reorganizations, the Acquiring Fund may recognize gains or losses, which may result in taxable distributions to shareholders (including former Target Fund shareholder who hold shares of the Acquiring Fund following the Reorganizations). If such repositioning had been completed as of June 30, 2016, the Acquiring Fund would not have realized any net capital gains.

The accompanying pro forma financial statements and notes to pro forma financial statements should be read in conjunction with the financial statements of the Target Funds and the Acquiring Fund included in their annual reports.

Notes to Pro Forma Financial Statements (Unaudited) (continued)

2. General Information and Significant Accounting Policies

No significant accounting policies will change as a result of the Reorganizations, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganizations.

The shares of the Guggenheim Enhanced Equity Income Fund Pro Forma will continue to trade on the New York Stock Exchange (“NYSE”) under the ticker symbol GPM.

Investment Objectives and Principal Investment Strategies
The Acquiring Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Acquiring Fund will pursue its investment objectives by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy which follows GPIM’s proprietary dynamic rules-based methodology to seek to utilize efficiencies from the tax characteristics of the Fund’s portfolio.

Significant Accounting Policies

The Acquiring Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments
The Board of Trustees of the Acquiring Fund (the “Board”) has adopted policies and procedures for the valuation of the Acquiring Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets. Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Aquiring Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services. Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. Eastern time on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and ask prices on such day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of  business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price. Exchange-traded options are valued at the mean between the bid and ask prices on the principal exchange on which they are traded. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, provided such amount approximates market value. Investments for which market quotations are not readily available are fair valued as determined in good faith by Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Interest income, including amortization of premiums and accretion of discounts, is accrued daily.

(c) Options
When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the cost of the underlying security purchase or proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(d) Distributions to Shareholders
The Fund declares and pays quarterly distributions to shareholders. Any net realized long-term gains are distributed annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The Fund pays a quarterly distribution in a fixed amount and will continue to do so until such amount is modified by the Board. If sufficient net investment income is not available, the distribution will be supplemented by short/long-term capital gains and, to the extent necessary, return of capital.

(e) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Aquiring Fund and Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. Both GFIA and GPIM are indirect subsidiaries of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm. Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, the Adviser and the Sub-Adviser, GPIM, under supervision of the Board and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel. Under the Advisory Agreement, GFIA is entitled to receive an investment advisory fee at an annual rate equal to 0.80% of the average daily value of the Fund’s total managed assets. Pursuant to the Sub-Advisory Agreement, the Advisor pays to GPIM a sub-advisory fee equal to 0.40% of the average daily value of the Fund’s total managed assets.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.

Note 4 – Fair Value Measurement:
In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3— significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment. Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Federal Income Taxes:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

As of June 30, 2016, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:
Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation
$579,132,273	$29,847,292	$(26,958,804)	$2,888,488

The difference between book and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

 As of June 30, 2016, the tax components of accumulated earnings (excluding paid-in capital) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$ --	$ --

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of June 30, 2016, capital loss carryforwards for the Fund were as follows:

Capital Loss Expires in 2016	Capital Loss Expires in 2017	Capital Loss Expires in 2018
$5,631,960	$5,631,960	$5,542, 789

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

Note 6 – Derivatives:
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund may utilize derivatives for the following purposes:
Hedge – an investment made in order to seek to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Higher Investment Returns – the use of an instrument to seek to obtain increased investment returns.

(a) Options Written
The Fund employs an option strategy in an attempt to generate income and gains from option premiums received from selling options. The Fund intends to pursue its options strategy utilizing a proprietary dynamic rules-based methodology. The Fund may purchase or sell (write) options on securities and securities indices which are listed on a national securities exchange or in the OTC market as a means of achieving additional return or of hedging the value of the Fund’s portfolio. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

(b) Summary of Derivatives Information
The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of June 30, 2016.

Statement of Assets and Liabilities Presentation of Fair Values of Derivative Instruments:
	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity Risk	N/A	$-	Options written, at value	$8,478,052

The following table presents the effect of derivatives instruments on the Statement of Operations for the period ended June 30, 2016.

Effect of Derivative Instruments on the Statement of Operations
Primary Risk Exposure	Amount of Net Realized Gain on Derivatives	Net Change in Unrealized Depreciation on Derivatives
	Options Written	Options Written
Equity Risk	$11,260,649	$(5,551,819)

Note 7 – Borrowings:
The Fund has entered into a $90,000,000 committed credit facility agreement with an approved lender whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide the pledged collateral to the lender. Interest on the amount borrowed is based on the 1-month LIBOR plus 0.75%. As of June 30, 2016, there was $76,000,000 outstanding in connection with the Fund’s credit facility. The average daily amount of the borrowings on the credit facility during the period ended June 30, 2016, was $74,439,560 with a related average interest rate of 1.19%. The maximum amount outstanding during the period was $80,000,000. As of June 30, 2016, the market value of the securities segregated as collateral is $231,641,572. The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act. There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

APPENDIX B
PROXY VOTING POLICIES
FOR THE GUGGENHEIM-ADVISED FUNDS
GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT, LLC
 PROXY VOTING POLICY AND PROCEDURES
POLICY STATEMENT
Guggenheim Partners Investment Management, LLC (“GPIM”) generally is responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 (“Funds”) and clients that are pension plans (“Plans”) subject to the Employee Retirement Income Security Act of 1974 (“ERISA”). This document sets forth GPIM’s policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Rule 206(4)-6 requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:
●
Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the best interest of clients; such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

●	Disclose to clients how they may obtain information from the adviser about how the adviser voted proxies with respect to their securities; and

●	Describe to clients the adviser’s proxy voting procedures and, upon request, furnish a copy of the policies and procedures.
Where GPIM has been delegated the responsibility for voting proxies, it must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term interests of its clients. This generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without giving undue weight to the opinions of individuals or groups who may have an economic interest in the outcome of the proxy vote. GPIM’s authority is initially established by its advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.
The financial interest of GPIM’s clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between GPIM and its clients with respect to proxy voting are resolved in the best interests of the clients.
PROCEDURES
1. Overview
Guggenheim Partners Investment Management, LLC (“GPIM”) utilizes the services of an outside proxy voting firm, Institutional Shareholder Services Inc. (“ISS”), to act as agent for the proxy process, to maintain records on proxy votes for its clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. The proxy voting guidelines (the “Guidelines”), attached as Appendix A to these Proxy Voting Policy and Procedures, set forth the ISS guidelines that GPIM uses in voting specific proposals. Depending on the objective of the client account and the portfolio team managing, GPIM will assign the proxy voting guidelines in Appendix A to determine how proxies will be voted. GPIM reviews these voting recommendations and generally votes proxies in accordance with such recommendations.
However, the vote entered on a client's behalf with respect to a particular proposal may differ from the Guidelines if it is determined to be in the best interest of the client. If a proposal is voted in a manner different than set forth in the Guidelines, the reasons therefore shall be documented in writing by the appropriate investment team(s) and retained by Operations. The manner in which specific proposals are to be voted may differ based on the type of client account. For example, a specific type of proposal may be considered on a case-by-case basis for socially aware client accounts, while all other accounts may always vote in favor of the proposal.

In the absence of contrary instructions received from GPIM, ISS will vote proxies in accordance with the Guidelines attached as Appendix A hereto, as such Guidelines may be revised from time to time by representatives from Investment Management and Compliance (the ad hoc “Committee”). ISS will employ these guidelines based on account set up instructions received from Operations. ISS will notify Operations of all proxy proposals that do not fall within the Guidelines (i.e. proposals which are either not addressed in the Guidelines or proposals for which GPIM has indicated that a decision will be made on a case-by-case basis). Such proposals will be forwarded by Operations to the investment team(s) responsible for the client account. If the investment team(s) responsible determines that there is no material conflict of interest, the proposal will be voted in accordance with the recommendation of said team(s).
2. Resolving Potential Conflicts of Interest
GPIM may occasionally be subject to conflicts of interest in the voting of proxies due to relationships it maintains with persons having an interest in the outcome of certain votes. The proxies that are not addressed by the Guidelines or are to be voted on a case-by-case basis will be forwarded to the appropriate investment management team(s) by Operations. Determination of whether there is a material conflict of interest between GPIM and a client due to (a) the provision of services or products by a GPIM affiliate to the company on whose behalf proxies are being solicited, (b) personal relationships that may exist between personnel of GPIM or its affiliates and proponents of a proxy issue or (c) any other issue, shall be made by senior members of the investment team responsible for voting the proxy. If a conflict of interest exists, the investment team will consult the Committee (and Legal, as necessary) to determine how to vote the proxy consistent with the procedures below.
In the absence of established Guidelines (e.g., in instances where the Guidelines provide for a “case-by-case” review), GPIM may vote a proxy regarding that proposal in any of the following ways, as recommended by the Committee:
●	Refer Proposal to the Client – GPIM may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

●	Obtain Client Ratification – If GPIM is in a position to disclose the conflict to the client (i.e., such information is not confidential), GPIM may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client’s consent for how GPIM will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

●	Use an Independent Third Party for All Proposals – Subject to any client imposed proxy voting policies, GPIM may vote all proposals in a proxy according to the policies of an independent third party (or to have the third party vote such proxies).

●	Use an Independent Third Party to Vote the Specific Proposals that Involve a Conflict – Subject to any client imposed proxy voting policies, GPIM may use an independent third party to

●	recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

●	Abstaining

The method selected by the Committee to resolve the conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with its duty of loyalty and care.
3. Special Situations (As Applicable)
3.1. Securities Subject to Lending Arrangements
For various legal or administrative reasons, GPIM is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client’s securities lending arrangement with the client’s custodian. GPIM will refrain from voting such securities where the cost to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, GPIM may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the clients’ custodians for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in the Committee’s judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding, and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.
3.2 Special Issues with Voting Foreign Proxies
Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), the Committee may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.
3.3 Share Blocking
In certain countries the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question ("share blocking"). The portfolio manager retains the final authority to determine whether to block the shares in the client's account or to forego voting the shares.
3.4 Lack of Adequate Information, Untimely Receipt of Proxy or Excessive Costs
GPIM may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely manner may prevent analysis or entry of a vote by voting deadlines. GPIM’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to the client.
3.5. Formation of a Group
If GPIM owns shares of a public company and enters into a written or oral agreement with one or more shareholders to vote its shares in line with such shareholder(s) or in line with company management recommendations, several issues arise.
First, if GPIM agrees to vote its shares at the direction of or in line with another member of the group, or in line with management, then GPIM must consider whether its vote is in the best long-term financial interests of its clients. If it is not, then GPIM will have a conflict of interest that it must resolve using the procedures set out in Section 2.2.
Second, if GPIM holds an irrevocable proxy for the other members of the group, or has the right to designate director nominees for which the other group members must vote, GPIM will be viewed as the beneficial owner of all of the other members’ shares as well as its own shares. This will affect the number of shares that GPIM must report on a Schedule 13D or 13G.
4. Undue Influence
If at any time any person involved in the GPIM’s proxy voting process is pressured or lobbied either by GPIM’s personnel or affiliates or third parties with respect to a particular proposal, he or she should provide information regarding such activity to GPIM Compliance or Legal Departments. A determination will then be made regarding this information, keeping in mind GPIM's duty of loyalty and care to its clients.
5. Recordkeeping
GPIM is required to keep the following records:

●	a copy of this policy;

●	proxy statements received regarding client securities;

●	records of votes cast on behalf of clients;

●	records of how material conflicts were resolved;

●	any documents prepared by GPIM that were material to making a decision how to vote, or that memorialized the basis for the decision; and

●	records of client requests for proxy voting information and a copy of any written response by GPIM to any client request (regardless of whether such client request was written or oral).

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations.
GPIM may rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by GPIM that are maintained with a third party, such as ISS, provided that GPIM has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.
6. Disclosure
Rule 206(4)-6 requires GPIM to disclose in response to any client request how the client can obtain information from GPIM on how the client’s securities were voted. GPIM will disclose in Form ADV Part 2 that clients can obtain information on how their securities were voted by submitting a written request to GPIM. Upon receipt of a written request from a client, GPIM Compliance Department will provide the information requested by the client within a reasonable amount of time.
Rule 206(4)-6 also requires GPIM to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. GPIM will provide such a description in its Form ADV Part 2. Upon receipt of a written request from a client, GPIM Compliance Department will provide a copy of this policy within a reasonable amount of time.
If approved by the client, this policy and any requested records may be provided electronically.

APPENDIX A
ISS Standard Guidelines for the various local markets, including the U.S., are available upon request. In addition, the Taft-Hartley Guidelines and the Socially Responsible Investor Guidelines are also available.

APPENDIX C
GOVERNING DOCUMENTS OF GPM DELAWARE

Guggenheim Enhanced Equity Income Fund

Agreement and Declaration of Trust
Dated as of October 4, 2016

ARTICLE I
The Trust
1.1	Name	5
1.2	Definitions	5
ARTICLE II
Trustees
2.1	Number and Qualification	6
2.2	Term and Election	6
2.3	Resignation and Removal	7
2.4	Vacancies	7
2.5	Meetings	7
2.6	Trustee Action by Written Consent	8
2.7	Officers and Chairman	8
ARTICLE III
Powers and Duties of Trustees
3.1	General	8
3.2	Investments	8
3.3	Legal Title	9
3.4	Issuance and Repurchase of Shares	9
3.5	Borrow Money or Utilize Leverage	9
3.6	Delegation; Committees	9
3.7	Collection and Payment	9
3.8	Expenses	10
3.9	By-Laws	10
3.1	Miscellaneous Powers	10
3.11	Further Powers	10
ARTICLE IV
Advisory, Management and Distribution Arrangements
4.1	Advisory and Management Arrangements	10
4.2	Distribution Arrangements	11
4.3	Parties to Contract	11
ARTICLE V
Limitations of Liability and Indemnification
5.1	No Personal Liability of Shareholders, Trustees, etc.	11
5.2	Mandatory Indemnification	11
5.3	No Bond Required of Trustees	13
5.4	No Duty of Investigation; Notice in Trust Instruments, etc.	13
5.5	Reliance on Experts, etc.	13
ARTICLE VI
Shares of Beneficial Interest
6.1	Beneficial Interest	13
6.2	Other Securities	14
6.3	Rights of Shareholders	13
6.4	Trust Only	14
6.5	Issuance of Shares	14

6.6	Register of Shares	14
6.7	Transfer Agent and Registrar	14
6.8	Transfer of Shares	14
6.9	Notices	15
ARTICLE VII
Custodians
7.1	Appointment and Duties	15
7.2	Central Certificate System	15
ARTICLE VIII
Redemption
8.1	Redemptions	16
8.2	Disclosure of Holding	16
ARTICLE IX
Determination of Net Asset Value; Net Income; Distributions
9.1	Net Asset Value	16
9.2	Distributions to Shareholders	16
9.3	Power to Modify Foregoing Procedures	16
ARTICLE X
Shareholders
10.1	Meetings of Shareholders	17
10.2	Voting	17
10.3	Notice of Meeting and Record Date	17
10.4	Quorum and Required Vote	17
10.5	Proxies, etc.	18
10.6	Reports	18
10.7	Inspection of Records	18
10.8	Shareholder Action by Written Consent	18
ARTICLE XI
Duration; Termination of Trust; Amendment; Mergers, Etc.
11.1	Duration	18
11.2	Termination	19
11.3	Amendment Procedure	19
11.4	Merger, Consolidation and Sale of Assets	20
11.5	Subsidiaries	20
11.6	Conversion	20
11.7	Certain Transactions	21
ARTICLE XII
Miscellaneous
12.1	Filing	22
12.2	Resident Agent	22
12.3	Governing Law	22
12.4	Choice of Forum	22
12.5	Counterparts	23
12.6	Reliance by Third Parties	23
12.7	Provisions in Conflict with Law or Regulation	23

GUGGENHEIM ENHANCED EQUITY INCOME FUND
AGREEMENT AND DECLARATION OF TRUST
AGREEMENT AND DECLARATION OF TRUST made as of the 4th day of October, 2016, by the Trustees hereunder, and by the holders of shares of beneficial interest issued hereunder as hereinafter provided.
WHEREAS, this Trust has been formed to carry on business as set forth more particularly hereinafter;
WHEREAS, this Trust is authorized to issue an unlimited number of its shares of beneficial interest all in accordance with the provisions hereinafter set forth;
WHEREAS, the Trustees have agreed to manage all property coming into their hands as Trustees of a Delaware statutory trust in accordance with the provisions hereinafter set forth;
WHEREAS, the parties hereto intend that the Trust created by the Certificate of Trust filed with the Secretary of State of the State of Delaware on October 4, 2016 shall constitute a statutory trust under the Delaware Statutory Trust Act.
NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities, and other assets which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust as hereinafter set forth.
ARTICLE I
 The Trust
1.1 Name.  This Trust shall be known as the “Guggenheim Enhanced Equity Income Fund” and the Trustees shall conduct the business of the Trust under that name or any other name or names as they may from time to time determined.
1.2 Definitions.  As used in this Declaration, the following terms shall have the following meanings:
The “1940 Act” refers to the Investment Company Act of 1940 and the rules and regulations promulgated thereunder and exemptions granted therefrom, as amended from time to time.
The terms “Affiliated Person”, “Assignment”, “Commission”, “Interested Person” and “Principal Underwriter” shall have the meanings given them in the 1940 Act.
“By-Laws” shall mean the By-Laws of the Trust as amended from time to time by the Trustees.
“Code” shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
“Commission” shall mean the Securities and Exchange Commission.
“Declaration” shall mean this Agreement and Declaration of Trust, as amended, supplemented or amended and restated from time to time.
“Delaware Statutory Trust Statute” shall mean the provisions of the Delaware Statutory Trust Act, 12 Del. C.ss.3801, et. seq., as such Act may be amended from time to time.

“Delaware General Corporation Law” means the Delaware General Corporation Law, 8 Del. C.ss.100, et. seq., as amended from time to time.
“Fundamental Policies” shall mean the investment policies and restrictions as set forth from time to time in any Registration Statement of the Trust filed with the Commission and designated as fundamental policies therein or as otherwise adopted by the Trustees and the Shareholders in accordance with the requirements of the 1940 Act, as they may be amended from time to time in accordance with the requirements of the 1940 Act.
“Majority Shareholder Vote” shall mean a vote of “a majority of the outstanding voting securities” (as such term is defined in the 1940 Act) of the Trust with each class and series of Shares voting together as a single class, except to the extent otherwise required by the 1940 Act or this Declaration with respect to any one or more classes or series of Shares, in which case the applicable proportion of such classes or series of Shares voting as a separate class or series, as the case may be, also will be required.
“Person” shall mean and include individuals, corporations, partnerships, trusts, limited liability companies, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.
“Prospectus” shall mean the Prospectus of the Trust, if any, as in effect from time to time under the Securities Act of 1933, as amended.
“Shareholders” shall mean as of any particular time the holders of record of outstanding Shares of the Trust, at such time.
“Shares” shall mean the transferable units of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares. In addition, Shares also means any preferred shares or preferred units of beneficial interest which may be issued from time to time, as described herein. All references to Shares shall be deemed to be Shares of any or all series or classes as the context may require.
“Trust” shall mean the trust established by this Declaration, as amended from time to time, inclusive of each such amendment.
“Trust Property” shall mean as of any particular time any and all property, real or personal, tangible or intangible, which at such time is owned or held by or for the account of the Trust or the Trustees in such capacity.
“Trustees” shall mean the signatories to this Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who at the time in question have been duly elected or appointed and have qualified as trustees in accordance with the provisions hereof and are then in office.
ARTICLE II
 Trustees
2.1 Number and Qualification.  Prior to a public offering of Shares there may be a sole Trustee. Thereafter, the number of Trustees shall be determined by a written instrument signed by a majority of the Trustees then in office, provided that the number of Trustees shall be no less than two (2) or more than fifteen (15). No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term. An individual nominated as a Trustee shall be at least 21 years of age and not older than 80 years of age at the time of nomination and not under legal disability. Trustees need not own Shares and may succeed themselves in office.
2.2 Term and Election.  The Board of Trustees shall be divided into three classes, designated Class I, Class II, and Class III. Each class shall consist, as nearly as may be possible, of one-

third of the total number of trustees constituting the entire Board of Trustees. Within the limits above specified, the number of the Trustees in each class shall be determined by resolution of the Board of Trustees. The term of office of the first class shall expire on the date of the first annual meeting of Shareholders or special meeting in lieu thereof following the effective date of the Registration Statement relating to the Shares under the Securities Act of 1933, as amended. The term of office of the second class shall expire on the date of the second annual meeting of Shareholders or special meeting in lieu thereof following the effective date of the Registration Statement relating to the Shares under the Securities Act of 1933, as amended. The term of office of the third class shall expire on the date of the third annual meeting of Shareholders or special meeting in lieu thereof following the effective date of the Registration Statement relating to the Shares under the Securities Act of 1933, as amended. Upon expiration of the term of office of each class as set forth above, the number of Trustees in such class, as determined by the Board of Trustees, shall be elected for a term expiring on the date of the third annual meeting of Shareholders or special meeting in lieu thereof following such expiration to succeed the Trustees whose terms of office expire. Except as provided in Section 2.3 of this Article, the Trustees shall be elected at an annual meeting of the Shareholders or special meeting in lieu thereof called by the Board for that purpose, and each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office, or removal, of a Trustee.
2.3 Resignation and Removal.  Any of the Trustees may resign their trust (without need for prior or subsequent accounting) by an instrument in writing signed by such Trustee and delivered or mailed to the Trustees or the Chairman, if any, the Chief Executive Officer or the Secretary and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than the minimum number required by Section 2.1 hereof) for cause only, and not without cause, and only by action taken by a majority of the remaining Trustees followed by the holders of at least seventy-five percent (75%) of the outstanding Shares then entitled to vote in an election of such Trustee. Upon the resignation or removal of a Trustee, each such resigning or removed Trustee shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of such resigning or removed Trustee. Upon the incapacity or death of any Trustee, such Trustee’s legal representative shall execute and deliver on such Trustee’s behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.
2.4 Vacancies.  Whenever a vacancy in the Board of Trustees shall occur, the remaining Trustees may fill such vacancy by appointing an individual having the qualifications described in this Article by a written instrument signed by a majority of the Trustees then in office or may leave such vacancy unfilled or may reduce the number of Trustees; provided the aggregate number of Trustees after such reduction shall not be less than the minimum number required by Section 2.1 hereof; provided, further, that if the Shareholders of any class or series of Shares are entitled separately to elect one or more Trustees, a majority of the remaining Trustees or the sole remaining Trustee elected by that class or series may fill any vacancy among the number of Trustees elected by that class or series. Any vacancy created by an increase in Trustees may be filled by the appointment of an individual having the qualifications described in this Article made by a written instrument signed by a majority of the Trustees then in office. No vacancy shall operate to annul this Declaration or to revoke any existing agency created pursuant to the terms of this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration.
2.5 Meetings.  Meetings of the Trustees shall be held from time to time upon the call of the Chairman, if any, or the Chief Executive Officer or any three Trustees. Regular meetings of the Trustees may be held without call or notice at a time and place fixed by the By-Laws or by resolution of the Trustees. Notice of any other meeting shall be given by the Secretary and shall be delivered to the Trustees orally not less than 24 hours, or in writing not less than 72 hours, before the meeting, but may be waived in writing by any Trustee either before or after such meeting. The attendance of a Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Trustee attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been properly called or convened. Any time there is more than one Trustee, a quorum for all meetings of the Trustees shall be a majority, but not less than three, of the Trustees. Unless provided otherwise in this Declaration and except as required under the 1940 Act, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present (a quorum being present) or without a meeting by written consent of a majority of the Trustees.
Any committee of the Trustees, including an executive committee, if any, may act with or without a meeting. A quorum for all meetings of any such committee shall be a majority of the members thereof. Unless provided otherwise in this Declaration, any action of any such committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by written consent of all of the members.
With respect to actions of the Trustees and any committee of the Trustees, Trustees who are Interested Persons in any action to be taken may be counted for quorum purposes under this Section and shall be entitled to vote to the extent not prohibited by the 1940 Act. For any committee of the Trustees comprised of one Trustee, a quorum shall be one.
All or any one or more Trustees may participate in a meeting of the Trustees or any committee thereof by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other; participation in a meeting pursuant to any such communications system shall constitute presence in person at such meeting.
2.6 Trustee Action by Written Consent.  Any action which may be taken by Trustees by vote may be taken without a meeting if that number of the Trustees, or members of a committee, as the case may be, required for approval of such action at a meeting of the Trustees or of such committee consent to the action in writing and the written consents are filed with the records of the meetings of Trustees. Such consent shall be treated for all purposes as a vote taken at a meeting of Trustees.
2.7 Officers and Chairman.  The Trustees shall elect a Chief Executive Officer, a Chief Financial Officer and a Secretary, who shall serve at the pleasure of the Trustees or until their successors are elected. The Chief Executive Officer and Chief Financial Officer may, but need not, be a Trustee.  The Trustees may elect a Chairman of the Board, who shall be a Trustee and who shall serve at the pleasure of the Trustees or until a successor is elected. The Trustees may elect or appoint or may authorize the Chairman of the Board, if any, or Chief Executive Officer to appoint such other officers or agents with such powers as the Trustees may deem to be advisable. The Chairman is not an officer of the Trust.
ARTICLE III
 Powers and Duties of Trustees
3.1 General.  The Trustees shall owe to the Trust and its Shareholders the same fiduciary duties as owed by directors of corporations to such corporations and their stockholders under the Delaware General Corporation Law. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Declaration. The Trustees may perform such acts as in their sole discretion are proper for conducting the business of the Trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustees may be exercised without order of or resort to any court.
3.2 Investments.  The Trustees shall have power, subject to the Fundamental Policies in effect from time to time with respect to the Trust, to: (a) manage, conduct, operate and carry on the business of an investment company; (b) subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute or otherwise deal in or dispose of any and all sorts of property, tangible or intangible, including but not limited to securities of any type whatsoever, whether equity or non-equity, of any issuer, evidences of indebtedness of any person and any other rights, interests, instruments or property of any sort and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers and privileges in respect of any of said investments. The Trustees shall not be limited by any law limiting the investments which may be made by fiduciaries.
3.3 Legal Title.  Legal title to all the Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person as nominee, custodian or pledgee, on such terms as the Trustees may determine, provided that the interest of the Trust therein is appropriately protected.
The right, title and interest of the Trustees in the Trust Property shall vest automatically in each person who may hereafter become a Trustee upon his due election and qualification. Upon the ceasing of any person to be a Trustee for any reason, such person shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.
3.4 Issuance and Repurchase of Shares.  The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in, Shares, including Shares in fractional denominations, and, subject to the more detailed provisions set forth in Articles VIII and IX, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property whether capital or surplus or otherwise, to the full extent now or hereafter permitted corporations formed under the Delaware General Corporation Law.
3.5 Borrow Money or Utilize Leverage.  Subject to the Fundamental Policies in effect from time to time with respect to the Trust, the Trustees shall have the power to borrow money or otherwise obtain credit or utilize leverage to the maximum extent permitted by law or regulation as such may be needed from time to time and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the Trust, including the lending of portfolio securities, and to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other person, firm, association or corporation.
3.6 Delegation; Committees.  The Trustees shall have the power, consistent with their continuing exclusive authority over the management of the Trust and the Trust Property, to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things, including any matters set forth in this Declaration, and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem to be desirable, expedient or necessary in order to effect the purpose hereof. The Trustees may, to the extent that they determine it necessary, desirable and appropriate, designate committees with such powers as the Trustees deem appropriate, each of which shall consist of at least one Trustee, which shall have all or such lesser portion of the authority of the entire Board of Trustees as the Trustees shall determine from time to time, except to the extent action by the entire Board of Trustees or particular Trustees is required by the 1940 Act.
3.7 Collection and Payment.  The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property or the Trust, the Trustees or any officer, employee or agent of the Trust; to prosecute, defend, compromise or abandon any claims relating to the Trust Property or the Trust, or the Trustees or any officer, employee or agent of the Trust; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments. The Shareholders shall have no power to vote as to whether or not a court action, legal proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders.

3.8 Expenses.  The Trustees shall have power to incur and pay out of the assets or income of the Trust any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, and the business of the Trust, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees. The Trustees may pay themselves such compensation for special services, including legal, underwriting, syndicating and brokerage services, as they in good faith may deem reasonable reimbursement for expenses reasonably incurred by themselves on behalf of the Trust.
3.9 By-Laws.  The Trustees shall have the exclusive authority to adopt and from time to time amend or repeal By-Laws for the conduct of the business of the Trust.
3.10 Miscellaneous Powers.  The Trustees shall have the power to: (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) purchase, and pay for out of Trust Property, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisors, distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (d) establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (e) make donations, irrespective of benefit to the Trust, for charitable, religious, educational, scientific, civic or similar purposes; (f) to the extent permitted by law, indemnify any Person with whom the Trust has dealings, including without limitation any advisor, administrator, manager, transfer agent, custodian, distributor or selected dealer, or any other person as the Trustees may see fit to such extent as the Trustees shall determine; (g) guarantee indebtedness or contractual obligations of others; (h) determine and change the fiscal year of the Trust and the method in which its accounts shall be kept; (i) notwithstanding the Fundamental Policies of the Trust, convert the Trust to a master- feeder structure; provided, however, the Trust obtains the approval of shareholders holding at least a majority of the Trust’s Shares present at a meeting of Shareholders at which a quorum is present and (j) adopt a seal for the Trust but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.
3.11 Further Powers.  The Trustees shall have the power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. The Trustees will not be required to obtain any court order to deal with the Trust Property.
ARTICLE IV
 Advisory, Management and Distribution Arrangements
4.1 Advisory and Management Arrangements.  Subject to the requirements of applicable law as in effect from time to time, the Trustees may in their discretion from time to time enter into advisory, administration or management contracts (including, in each case, one or more sub-advisory, sub-administration or sub-management contracts) whereby the other party to any such contract shall undertake to furnish such advisory, administrative and management services, with respect to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provisions of this Declaration, the Trustees may authorize any advisor, administrator or manager (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect investment transactions with respect to the assets on behalf of the Trust to the full extent of the power of the Trustees to effect such transactions or may authorize any officer, employee or Trustee to effect such transactions pursuant to recommendations of any such advisor, administrator or manager (and all without further action by the Trustees). Any such investment transaction shall be deemed to have been authorized by all of the Trustees.
4.2 Distribution Arrangements.  Subject to compliance with the 1940 Act, the Trustees may retain underwriters, placement agents and/or other distribution agents to sell Shares or other securities of the Trust. The Trustees may in their discretion from time to time enter into one or more contracts, providing for the sale of securities of the Trust, whereby the Trust may either agree to sell such securities to the other party to the contract or appoint such other party its sales agent for such securities. In either case, the contract shall be on such terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article IV or the By-Laws; and such contract may also provide for the repurchase or sale of securities of the Trust by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer agreements with registered securities dealers and brokers and servicing and similar agreements with persons who are not registered securities dealers to further the purposes of the distribution or repurchase of securities of the Trust.
4.3 Parties to Contract. Any contract of the character described in Sections 4.1 and 4.2 of this Article IV or in Article VII hereof may be entered into with any Person, although one or more of the Trustees, officers or employees of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article IV or the By-Laws. The same Person may be the other party to contracts entered into pursuant to Sections 4.1 and 4.2 above or Article VII, and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section 4.3.
ARTICLE V
 Limitations of Liability and Indemnification
5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.
5.2 Mandatory Indemnification.
(a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.
(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.
(c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.
(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are “disinterested persons” (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled. For the avoidance of doubt, to the extent the Trust enters into a written agreement with any Trustee to indemnify such Trustee, any indemnification of such Trustee by the Trust shall be governed by the terms of such written agreement, including with respect to determinations required, applicable presumptions and burden of proof with respect to such Trustee’s entitlement to indemnification and/or advancement of expenses.

(e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.
5.3 No Bond Required of Trustees.  No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.
5.4 No Duty of Investigation; Notice in Trust Instruments, etc.No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.
5.5 Reliance on Experts, etc.  Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.
ARTICLE VI
 Shares of Beneficial Interest
6.1 Beneficial Interest.  The interest of the beneficiaries hereunder shall be divided into an unlimited number of transferable shares of beneficial interest, par value $.01 per share. All Shares issued in accordance with the terms hereof, including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and nonassessable when the consideration determined by the Trustees (if any) therefor shall have been received by the Trust.
6.2 Other Securities.  The Trustees may, subject to the Fundamental Policies and the requirements of the 1940 Act, authorize and issue such other securities of the Trust as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Trustees see fit, including preferred interests, debt securities or other senior securities. To the extent that the Trustees authorize and issue preferred shares of any class or series, they are hereby authorized and empowered to amend or supplement this Declaration as they deem necessary or appropriate, including to comply with the requirements of the 1940 Act or requirements imposed by the rating agencies or other Persons, all without the approval of Shareholders. Any such supplement or amendment shall be filed as is necessary. The Trustees are also authorized to take such actions and retain such persons as they see fit to offer and sell such securities.
6.3 Rights of Shareholders.  The Shares shall be personal property given only the rights in this Declaration specifically set forth. The ownership of the Trust Property of every description and the right to conduct any business herein before described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights (except as specified in this Section 6.3, in Section 11.4 or as specified by the Trustees when creating the Shares, as in preferred shares).
6.4 Trust Only.  It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.
6.5 Issuance of Shares.  The Trustees, in their discretion, may from time to time without vote of the Shareholders issue Shares including preferred shares that may have been established pursuant to Section 6.2, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may determine, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interest in such Shares. Issuances and redemptions of Shares may be made in whole Shares and/or l/l,000ths of a Share or multiples thereof as the Trustees may determine.
6.6 Register of Shares.  A register shall be kept at the offices of the Trust or any transfer agent duly appointed by the Trustees under the direction of the Trustees which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Separate registers shall be established and maintained for each class or series of Shares. Each such register shall be conclusive as to who are the holders of the Shares of the applicable class or series of Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein provided, until he has given his address to a transfer agent or such other officer or agent of the Trustees as shall keep the register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate fees therefore and rules and regulations as to their use.
6.7 Transfer Agent and Registrar.  The Trustees shall have power to employ a transfer agent or transfer agents, and a registrar or registrars, with respect to the Shares. The transfer agent or transfer agents may keep the applicable register and record therein, the original issues and transfers, if any, of the said Shares. Any such transfer agents and/or registrars shall perform the duties usually performed by transfer agents and registrars of certificates of stock in a corporation, as modified by the Trustees.
6.8 Transfer of Shares.  Shares shall be transferable on the records of the Trust only by the record holder thereof or by its agent thereto duly authorized in writing, upon delivery to the Trustees or a transfer agent of the Trust of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the applicable register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereof and neither the Trustees nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer. Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the applicable register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or a transfer agent of the Trust, but until such record is made, the Shareholder of record shall be deemed to be the holder of such for all purposes hereof, and neither the

Trustees nor any transfer agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.
6.9 Notices. Any and all notices to which any Shareholder hereunder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the applicable register of the Trust.
ARTICLE VII
 Custodians
7.1 Appointment and Duties.  The Trustees shall at all times employ a custodian or custodians, meeting the qualifications for custodians for portfolio securities of investment companies contained in the 1940 Act, as custodian with respect to the assets of the Trust. Any custodian shall have authority as agent of the Trust as determined by the custodian agreement or agreements, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the By-Laws of the Trust and the 1940 Act, including, without limitation, authority:
(1)	to hold the securities owned by the Trust and deliver the same upon written order;
(2)	to receive any receipt for any moneys due to the Trust and deposit the same in its own banking department (if a bank) or elsewhere as the Trustees may direct;
(3)	to disburse such funds upon orders or vouchers;
(4)	if authorized by the Trustees, to keep the books and accounts of the Trust and furnish clerical and accounting services; and
(5)	if authorized to do so by the Trustees, to compute the net income or net asset value of the Trust;
all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.

The Trustees may also authorize each custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall meet the qualifications for custodians contained in the 1940 Act.
7.2 Central Certificate System.  Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, or such other Person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Trust.

ARTICLE VIII
 Redemption
8.1 Redemptions.  The Shares of the Trust are not redeemable by the holders.
8.2 Disclosure of Holding.  The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Code, the 1940 Act or other applicable laws or regulations, or to comply with the requirements of any other taxing or regulatory authority.
ARTICLE IX
 Determination of Net Asset Value; Net Income; Distributions
9.1 Net Asset Value.  The net asset value of each outstanding Share of the Trust shall be determined at such time or times on such days as the Trustees may determine, in accordance with the 1940 Act. The method of determination of net asset value shall be determined by the Trustees and shall be as set forth in the Prospectus or as may otherwise be determined by the Trustees. The power and duty to make the net asset value calculations may be delegated by the Trustees and shall be as generally set forth in the Prospectus or as may otherwise be determined by the Trustees.
9.2 Distributions to Shareholders.
(a) The Trustees shall from time to time distribute ratably among the Shareholders of any class of Shares, or any series of any such class, in accordance with the number of outstanding full and fractional Shares of such class or any series of such class, such proportion of the net profits, surplus (including paid-in surplus), capital, or assets held by the Trustees as they may deem proper or as may otherwise be determined in accordance with this Declaration. Any such distribution may be made in cash or property (including without limitation any type of obligations of the Trust or any assets thereof) or Shares of any class or series or any combination thereof, and the Trustees may distribute ratably among the Shareholders of any class of shares or series of any such class, in accordance with the number of outstanding full and fractional Shares of such class or any series of such class, additional Shares of any class or series in such manner, at such times, and on such terms as the Trustees may deem proper or as may otherwise be determined in accordance with this Declaration.
(b) Distributions pursuant to this Section 9.2 may be among the Shareholders of record of the applicable class or series of Shares at the time of declaring a distribution or among the Shareholders of record at such later date as the Trustees shall determine and specify.
(c) The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or to meet obligations of the Trust, or as they otherwise may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business.
(d) Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust to avoid or reduce liability for taxes.
9.3 Power to Modify Foregoing Procedures.  Notwithstanding any of the foregoing provisions of this Article IX, the Trustees may prescribe, in their absolute discretion except as may be required by the 1940 Act, such other bases and times for determining the per share asset value of the Trust’s Shares or net income, or the declaration and payment of dividends and distributions as they may deem necessary or desirable for any reason, including to enable the Trust to comply with any provision of the 1940 Act, or any securities exchange or association registered under the Securities Exchange Act of 1934, or any order of exemption issued by the Commission, all as in effect now or hereafter amended or modified.
ARTICLE X
 Shareholders
10.1 Meetings of Shareholders.  Meetings of Shareholders may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote of the Shareholders as herein provided, or upon any other matter deemed by the Trustees to be necessary or desirable. A special meeting of Shareholders may be called at any time by a majority of the Trustees or the Chief Executive Officer and shall be called by any Trustee for any proper purpose upon written request of Shareholders of the Trust holding in the aggregate not less than fifty-one percent (51%) of the outstanding Shares of the Trust or class or series of Shares having voting rights on the matter, such request specifying the purpose or purposes for which such meeting is to be called. Any shareholder meeting, including a Special Meeting, shall be held within or without the State of Delaware on such day and at such time as the Trustees shall designate.
10.2 Voting.  Shareholders shall have no power to vote on any matter except matters on which a vote of Shareholders is required by applicable law, this Declaration or resolution of the Trustees; provided, that no power to vote on any matter is granted to Shareholders under the Declaration solely because the Delaware Statutory Trust Statute shall require a vote on such matter in the absence of a contrary provision in the Declaration, and any power to vote on such matter is expressly denied under the Declaration unless otherwise required by this Declaration. Except as otherwise provided herein, any matter required to be submitted to Shareholders and affecting one or more classes or series of Shares shall require approval by the required vote of all the affected classes and series of Shares voting together as a single class; provided, however, that as to any matter with respect to which a separate vote of any class or series of Shares is required by the 1940 Act, such requirement as to a separate vote by that class or series of Shares shall apply in addition to a vote of all the affected classes and series voting together as a single class. Shareholders of a particular class or series of Shares shall not be entitled to vote on any matter that affects only one or more other classes or series of Shares. There shall be no cumulative voting in the election or removal of Trustees.
10.3 Notice of Meeting and Record Date.  Notice of all meetings of Shareholders, stating the time, place and purposes of the meeting, shall be given by the Trustees by mail to each Shareholder of record entitled to vote thereat at its registered address, mailed at least 10 days and not more than 120 days before the commencement of the meeting or otherwise in compliance with applicable law. Only the business stated in the notice of the meeting shall be considered at such meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than 180 days after the record date. For the purposes of determining the Shareholders who are entitled to notice of and to vote at any meeting the Trustees may, without closing the transfer books, fix a date not more than 120 nor less than 10 days prior to the date of such meeting of Shareholders as a record date for the determination of the Persons to be treated as Shareholders of record for such purposes.
10.4 Quorum and Required Vote.
(a) The holders of a majority of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum for the purpose of conducting business at such meeting of the Shareholders. The absence from any meeting, in person or by proxy, of a quorum of Shareholders for action upon any given matter shall not prevent action at such meeting upon any other matter or matters which may properly come before the meeting, if there shall be present thereat, in person or by proxy, a quorum of Shareholders in respect of such other matters.
(b) Subject to any provision of applicable law, this Declaration or a resolution of the Trustees specifying a greater or a lesser vote requirement for the transaction of any item of business at any meeting of Shareholders, (i) the affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the subject matter shall be the act of the Shareholders with respect to such matter, and (ii) where a separate vote of one or more classes or series of Shares is required on any matter, the affirmative vote of a majority of the Shares of such class or series of Shares present in person or represented by proxy at the meeting shall be the act of the Shareholders of such class or series with respect to such matter.
10.5 Proxies, etc.  At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by properly executed proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers or employees of the Trust. No proxy shall be valid after the expiration of 11 months from the date thereof, unless otherwise provided in the proxy. Only Shareholders of record shall be entitled to vote. Each full Share shall be entitled to one vote and fractional Shares shall be entitled to a vote of such fraction. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards the charge or management of such Share, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.
10.6 Reports.  The Trustees shall cause to be prepared at least annually and more frequently to the extent and in the form required by law, regulation or any exchange on which Trust Shares are listed a report of operations containing a balance sheet and statement of income and undistributed income of the Trust prepared in conformity with generally accepted accounting principles and an opinion of an independent public accountant on such financial statements. Copies of such reports shall be mailed to all Shareholders of record within the time required by the 1940 Act, and in any event within a reasonable period preceding the meeting of Shareholders. The Trustees shall, in addition, furnish to the Shareholders at least semi-annually to the extent required by law, interim reports containing an unaudited balance sheet of the Trust as of the end of such period and an unaudited statement of income and surplus for the period from the beginning of the current fiscal year to the end of such period.
10.7 Inspection of Records. The records of the Trust shall be open to inspection by Shareholders to the same extent as is permitted shareholders of a corporation formed under the Delaware General Corporation Law.
10.8 Shareholder Action by Written Consent. Any action which may be taken by Shareholders by vote may be taken without a meeting if the holders entitled to vote thereon of the proportion of Shares required for approval of such action at a meeting of Shareholders pursuant to Section 10.4 consent to the action in writing and the written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.
ARTICLE XI
 Duration; Termination of Trust; Amendment; Mergers, Etc.
11.1 Duration.  Subject to possible termination in accordance with the provisions of Section 11.2(a) hereof, the Trust created hereby shall have perpetual existence.

11.2 Termination.
(a) The Trust may be dissolved, after a majority of the Trustees have approved a resolution therefor, followed by approval by not less than seventy-five percent (75%) of the Shares of each class or series outstanding and entitled to vote, voting as separate classes or series, unless such resolution has been approved by eighty percent (80%) of the Trustees, in which case approval by a Majority Shareholder Vote shall be required.
(b) Upon the dissolution of the Trust:
(i)	The Trust shall carry on no business except for the purpose of winding up its affairs.
(ii)
The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, merge where the Trust is not the survivor, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more Persons at public or private sale for consideration which may consist in whole or in part in cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, merger in which the Trust is not the survivor, transfer or other disposition of all or substantially all the Trust Property of the Trust shall require approval of the principal terms of the transaction and the nature and amount of the consideration by Shareholders with the same vote as required to open-end the Trust.

(iii)
After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly each, among the Shareholders according to their respective rights.

(c) After the winding up and termination of the Trust and distribution to the Shareholders as herein provided, a majority of the Trustees or an authorized officer of the Trust shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination and shall execute and file a certificate of cancellation with the Secretary of State of the State of Delaware. Upon termination of the Trust, the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders shall thereupon cease.
11.3 Amendment Procedure.
(a) Except as provided in subsection (b) of this Section 11.3, this Declaration may be amended, after a majority of the Trustees have approved a resolution therefor, by the affirmative vote of the holders of not less than a majority of the affected Shares. The Trustees also may amend this Declaration without any vote of Shareholders of any class or series to divide the Shares of the Trust into one or more classes or additional classes, or one or more series of any such class or classes, to determine the rights, powers, preferences, limitations and restrictions of any class or series of Shares, to change the name of the Trust or any class or series of Shares, to make any change that does not adversely affect the relative rights or preferences of any Shareholder, as they may deem necessary, or to conform this Declaration to the requirements of the 1940 Act or any other applicable federal laws or regulations including pursuant to Section 6.2 or the requirements of the regulated investment company provisions of the Code, but the Trustees shall not be liable for failing to do so.

(b) No amendment may be made to Section 2.1, Section 2.2, Section 2.3, Section 3.9, Section 5.1, Section 5.2, Section 11.1, Section 11.2(a), this Section 11.3, Section 11.4, Section 11.6 or Section 11.7 of this Declaration and no amendment may be made to this Declaration which would change any rights with respect to any Shares of the Trust by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto (except that this provision shall not limit the ability of the Trustees to authorize, and to cause the Trust to issue, other securities pursuant to Section 6.2), except after a majority of the Trustees have approved a resolution therefor, followed by approval by the affirmative vote of the holders of not less than seventy-five percent (75%) of the Shares of each affected class or series outstanding, voting as separate classes or series, or unless such amendment has been approved by eighty percent (80%) of the Trustees, in which case approval by a Majority Shareholder Vote shall be required. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.
(c) An amendment duly adopted by the requisite vote of the Board of Trustees and, if required, the Shareholders as aforesaid, shall become effective at the time of such adoption or at such other time as may be designated by the Board of Trustees or Shareholders, as the case may be. A certification in recordable form signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Trustees and, if required, the Shareholders as aforesaid, or a copy of the Declaration, as amended, in recordable form, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust or at such other time designated by the Board.
Notwithstanding any other provision hereof, until such time as a Registration Statement under the Securities Act of 1933, as amended, covering the first public offering of Shares of the Trust shall have become effective, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.
11.4 Merger, Consolidation and Sale of Assets.  Except as provided in Section 11.7, the Trust may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property or the property, including its good will, upon such terms and conditions and for such consideration when and as authorized by two- thirds of the Trustees, followed by approval by a Majority Shareholder Vote, and any such merger, consolidation, sale, lease or exchange shall be determined for all purposes to have been accomplished under and pursuant to the statutes of the State of Delaware.
11.5 Subsidiaries.  Without approval by Shareholders, the Trustees may cause to be organized or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations to take over any or all of the Trust Property or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer all or a portion of the Trust Property to any such corporation, trust, limited liability company, association or organization in exchange for the shares or securities thereof, or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, limited liability company, partnership, association or organization, or any corporation, partnership, trust, limited liability company, association or organization in which the Trust holds or is about to acquire shares or any other interests.
11.6 Conversion.  Notwithstanding any other provisions of this Declaration or the By-Laws of the Trust, a favorable vote of a majority of the Trustees then in office followed by the favorable vote of the holders of not less than seventy-five percent (75%) of the Shares of each affected class or series outstanding, voting as separate classes or series, shall be required to approve, adopt or authorize an amendment to this Declaration that makes the Shares a “redeemable security” as that term is defined in the 1940 Act, unless such amendment has been approved by eighty percent (80%) of the Trustees, in which case approval by a Majority Shareholder Vote shall be required. Upon the adoption of a proposal to convert the Trust from a “closed-end company” to an “open-end company” as those terms are defined by the 1940 Act and the necessary amendments to this Declaration to permit such a conversion of the Trust’s outstanding Shares entitled to vote, the Trust shall, upon complying with any requirements of the 1940 Act and state law, become an “open-end” investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law, or any agreement between the Trust and any national securities exchange.
11.7 Certain Transactions.
(a) Notwithstanding any other provision of this Declaration and subject to the exceptions provided in paragraph (d) of this Section, the types of transactions described in paragraph (c) of this Section shall require the affirmative vote or consent of a majority of the Trustees then in office followed by the affirmative vote of the holders of not less than seventy-five percent (75%) of the Shares of each affected class or series outstanding, voting as separate classes or series, when a Principal Shareholder (as defined in paragraph (b) of this Section) is a party to the transaction. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of Shares otherwise required by law or by the terms of any class or series of preferred stock, whether now or hereafter authorized, or any agreement between the Trust and any national securities exchange.
(b) The term “Principal Shareholder” shall mean any corporation, Person or other entity which is the beneficial owner, directly or indirectly, of five percent (5%) or more of the outstanding Shares of any class or series and shall include any affiliate or associate, as such terms are defined in clause (ii) below, of a Principal Shareholder. For the purposes of this Section, in addition to the Shares which a corporation, Person or other entity beneficially owns directly, (a) any corporation, Person or other entity shall be deemed to be the beneficial owner of any Shares (i) which it has the right to acquire pursuant to any agreement or upon exercise of conversion rights or warrants, or otherwise (but excluding share options granted by the Trust) or (ii) which are beneficially owned, directly or indirectly (including Shares deemed owned through application of clause (i) above), by any other corporation, Person or entity with which its “affiliate” or “associate” (as defined below) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of Shares, or which is its “affiliate” or “associate” as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, and (b) the outstanding Shares shall include Shares deemed owned through application of clauses (i) and (ii) above but shall not include any other Shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights or warrants, or otherwise.
(c) This Section shall apply to the following transactions: (i) The merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder (ii) The issuance of any securities of the Trust to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan). (iii) The sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.) (iv) The sale, lease or exchange to the Trust or any subsidiary thereof, in exchange for securities of the Trust, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).
(d) The provisions of this Section shall not be applicable to (i) any of the transactions described in paragraph (c) of this Section if eighty percent (80%) of the Trustees shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction, in which case approval by a Majority Shareholder Vote shall be the only vote of Shareholders required by this Section, or (ii) any such transaction with any entity of which a majority of the outstanding shares of all classes and series of a stock normally entitled to vote in elections of directors is owned of record or beneficially by the Trust and its subsidiaries.
(e) The Board of Trustees shall have the power and duty to determine for the purposes of this Section on the basis of information known to the Trust whether (i) a corporation, person or entity beneficially owns five percent (5%) or more of the outstanding Shares of any class or series, (ii) a corporation, person or entity is an “affiliate” or “associate” (as defined above) of another, (iii)

the assets being acquired or leased to or by the Trust or any subsidiary thereof constitute a substantial part of the assets of the Trust and have an aggregate fair market value of less than $1,000,000, and (iv) the memorandum of understanding referred to in paragraph (d) hereof is substantially consistent with the transaction covered thereby. Any such determination shall be conclusive and binding for all purposes of this Section.
ARTICLE XII
 Miscellaneous
12.1 Filing.
(a) This Declaration and any amendment or supplement hereto shall be filed in such places as may be required or as the Trustees deem appropriate. Each amendment or supplement shall be accompanied by a certificate signed and acknowledged by a Trustee stating that such action was duly taken in a manner provided herein, and shall, upon insertion in the Trust’s minute book, be conclusive evidence of all amendments contained therein. A restated Declaration, containing the original Declaration and all amendments and supplements theretofore made, may be executed from time to time by a majority of the Trustees and shall, upon insertion in the Trust’s minute book, be conclusive evidence of all amendments and supplements contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments and supplements thereto.
(b) The Trustees hereby authorize and direct a Certificate of Trust to be executed and filed with the Office of the Secretary of State of the State of Delaware in accordance with the Delaware Statutory Trust Act.
12.2 Resident Agent.  The Trust shall maintain a resident agent in the State of Delaware, which agent shall initially be The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801. The Trustees may designate a successor resident agent, provided, however, that such appointment shall not become effective until written notice thereof is delivered to the office of the Secretary of the State.
12.3 Governing Law.  This Declaration is executed by the Trustees in accordance with and under the laws of the State of Delaware and with reference to the laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to laws of said State, provided that such law shall not be viewed as limiting the powers otherwise granted to the Trustees hereunder and any ambiguity shall be viewed in favor of such powers. All disputes arising under this Declaration shall be brought in the Delaware Court of Chancery unless otherwise required by the 1940 Act.
12.4 Choice of Forum.  In accordance with Section 3804(e) of the Delaware Act, unless the Trust consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of a fiduciary duty owed by any trustee, officer, or employee of the Trust to the Trust or the Shareholders, (iii) any action asserting a claim against the Trust or any trustee, officer, or employee of the Trust arising pursuant to any provision of the Delaware Act, this Declaration or the By-Laws, or (iv) any action asserting a claim against the Trust or any trustee, officer, or employee of the Trust governed by the internal affairs doctrine of the State of Delaware; provided, however, that, in the event that the Court of Chancery of the State of Delaware lacks jurisdiction over any such action or proceeding, the sole and exclusive forum for such action or proceeding shall be another state or federal court located within the State of Delaware.  Failure to enforce the foregoing provisions would cause the Trust irreparable harm and the Trust shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions. Any person or entity purchasing or otherwise acquiring any interest in Shares of the Trust shall be deemed to have notice of and consented to the provisions of this Section 12.4.

12.5 Counterparts.  This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.
12.6 Reliance by Third Parties.  Any certificate executed by an individual who, according to the records of the Trust, or of any recording office in which this Declaration may be recorded, appears to be a Trustee hereunder, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the name of the Trust, (c) the due authorization of the execution of any instrument or writing, (d) the form of any vote passed at a meeting of Trustees or Shareholders, (e) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (f) the form of any By Laws adopted by or the identity of any officers elected by the Trustees, or (g) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trustees and their successors.
12.7 Provisions in Conflict with Law or Regulation.
(a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.
(b) If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.
/s/ Donald C. Cacciapaglia Sole Trustee

 [Agreement and Declaration of Trust]

BY-LAWS

OF

GUGGENHEIM ENHANCED EQUITY INCOME FUND

GUGGENHEIM ENHANCED EQUITY INCOME FUND

 BY-LAWS
These By-Laws (the “By-Laws”), dated as of October 4, 2016, are made and adopted pursuant to Section 3.9 of the Agreement and Declaration of Trust, dated as of October 4, 2016, as from time to time amended (hereinafter called the “Declaration”).

All words and terms capitalized in these By-Laws and not defined herein shall have the meaning or meanings set forth for such words or terms in the Declaration.

As used in these By-Laws, the following terms shall have the meaning ascribed to them:
“beneficial owner” of a security shall mean any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise (A) has or shares: (1) voting power which includes the power to vote, or to direct the voting of, such security; and/or, (2) investment power which includes the power to dispose, or to direct the disposition, of such security or (B) owns, controls or holds with power to vote such security.  A Person shall be deemed to be the beneficial owner of shares if that Person has the right to acquire beneficial ownership of such shares at any time whether or not within sixty days. “Beneficially own,” “own beneficially” and related terms shall have correlative meaning.
“control” shall mean the power to exercise a controlling influence over a Person, which in the case of a company means the power to exercise a controlling influence over the management or policies of such company, unless such power is solely the result of an official position with such company.
“Disclosable Relationship” with respect to another Person means (A) the existence at any time during the current calendar year or at any time within the two most recently completed calendar years of any agreement, arrangement, understanding (whether written or oral) or practice, including the sharing of information, decisions or actions, of a Person with such other Person with respect to the Trust or Shares, (B) the beneficial ownership of securities of any Person known by such Person to beneficially own Shares and of which such Person knows such other Person also beneficially owns any securities, (C) sharing beneficial ownership of any securities with such other Person, (D) being an immediate family member of such other Person, (E) the existence at any time during the current calendar year or at any time within the two most recently completed calendar years of a material business or professional relationship with such other Person or with any Person of which such other Person is a 5% Holder, officer, director, general partner, managing member or employee or (F) controlling, being controlled by or being under common control with such other Person.
“Exchange Act” shall mean the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.
“immediate family member” shall mean any parent, child, spouse, spouse of a parent, spouse of a child, brother or sister (including step and adoptive relationships).
“Proposed Nominee” shall have the meaning set forth in Section 1.6(a)(4)(a) of these By-Laws.
“Proposed Nominee Associate” of any Proposed Nominee shall mean any Person who has a Disclosable Relationship with such Proposed Nominee.
“public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or other national news service or in a document publicly filed by the Trust with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.
“Shareholder Associate” of any Shareholder or beneficial owner of Shares shall mean any Person who has a Disclosable Relationship with such Shareholder or beneficial owner.

“Special Meeting Request” shall have the meaning set forth in Section 1.7(b) of these By-Laws.
ARTICLE I
Shareholder Meetings
1.1 Chairman.  The Chairman, if any, shall act as chairman at all meetings of the Shareholders; in the Chairman’s absence, the Trustee or Trustees present at each meeting may elect a temporary chairman for the meeting, who may be one of themselves.

1.2 Proxies; Voting.  Shareholders may vote either in person or by duly executed proxy and each full share represented at the meeting shall have one vote, all as provided in Article 10 of the Declaration.

1.3 Fixing Record Dates.  For the purpose of determining the Shareholders who are entitled to notice of or to vote or act at any meeting, including any adjournment thereof, or who are entitled to participate in any dividends, or for any other proper purpose, the Trustees may from time to time, without closing the transfer books, fix a record date in the manner provided in Section 10.3 of the Declaration. If the Trustees do not prior to any meeting of Shareholders so fix a record date or close the transfer books, then the date on which mailing of notice of the meeting is commenced or the date upon which the dividend resolution is adopted, as the case may be, shall be the record date.

1.4 Inspectors of Election.  In advance of any meeting of Shareholders, the Trustees may appoint Inspectors of Election to act at the meeting or any adjournment thereof. If Inspectors of Election are not so appointed, the Chairman, if any, of any meeting of Shareholders may appoint Inspectors of Election of the meeting. The number of Inspectors of Election shall be either one or three. In case any Person appointed as Inspector of Election fails to appear or fails or refuses to act, the vacancy may be filled by appointment made by the Trustees in advance of the convening of the meeting or at the meeting by the chairman of the meeting. The Inspectors of Election shall determine the number of Shares outstanding, the Shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies, shall receive votes, ballots or consents, shall hear and determine all challenges and questions in any way arising in connection with the right to vote, shall count and tabulate all votes or consents, determine the results, and do such other acts as may be proper to conduct the election or vote with fairness to all Shareholders. If there are three Inspectors of Election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. On request of the Chairman, if any, of the meeting the Inspectors of Election shall make a report in writing of any challenge or question or matter determined by them and shall execute a certificate of any facts found by them.

1.5 Records at Shareholder Meetings.  At each meeting of the Shareholders, there shall be made available for inspection at a convenient time and place during normal business hours, if requested by Shareholders, the minutes of the last previous Annual or Special Meeting of Shareholders of the Trust and a list of the Shareholders of the Trust, as of the record date of the meeting or the date of closing of transfer books, as the case may be. Such list of Shareholders shall contain the name and the address of each Shareholder in alphabetical order and the number of Shares owned by such Shareholder. Shareholders shall have such other rights and procedures of inspection of the books and records of the Trust as are granted to shareholders of a Delaware business corporation.

1.6 Notice of Shareholder Business and Nominations.
(A) Annual Meetings of Shareholders.
(1) Nominations of individuals for election as a Trustee of the Trust and the proposal of other business to be considered by the Shareholders may be made at an annual meeting of Shareholders only:
(a) pursuant to the Trust’s notice of meeting (or any supplement thereto) given by or at the direction of the Board of Trustees or any duly authorized committee thereof,
(b) otherwise by or at the direction of the Board of Trustees or any committee thereof, or

(c) by any Shareholder of the Trust who (i) is a Shareholder of record of the Trust at the time the notice provided for in this Section 1.6 is delivered to the Secretary of the Trust and on the record date for the determination of Shareholders entitled to notice of and to vote at such annual meeting of Shareholders, (ii) who is entitled to make nominations or proposals at the meeting and (iii) who complies with the notice procedures set forth in this Section 1.6.
(2) For any nominations or other business to be properly brought before an annual meeting by a Shareholder pursuant to clause (c) of paragraph (A) (1) of this Section 1.6, the Shareholder must have given timely notice thereof in proper written form to the Secretary of the Trust and any such proposed business (other than the nominations of individuals for election to the Trust) must constitute a proper matter for Shareholder action.
(3) To be timely, a Shareholder’s notice shall be delivered to the Secretary of the Trust at the principal executive offices of the Trust not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the Shareholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Trust).  In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a Shareholder’s notice as described above.
(4) To be in proper written form, such Shareholder’s notice shall set forth:
(a) as to each individual whom the Shareholder proposes to nominate for election as a Trustee (a “Proposed Nominee”) and each Proposed Nominee Associate of such Proposed Nominee:
(i)   the name, age, business address and residence address of such Proposed Nominee and each Proposed Nominee Associate of such Proposed Nominee,
(ii)  the principal occupation or employment of such Proposed Nominee,
(iii) the class or series and number of Shares which are owned beneficially and of record by such Proposed Nominee and each Proposed Nominee Associate of such Proposed Nominee,
(iv) the name of each nominee holder of Shares owned beneficially but not of record by such Proposed Nominee and each Proposed Nominee Associate of such Proposed Nominee, and the number of such Shares held by each such nominee holder,
(v)  a description of any agreement, arrangement or understanding, whether written or oral (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares), that has been entered into as of the date of the Shareholder’s notice by, or on behalf of, such Proposed Nominee and each Proposed Nominee Associate of such Proposed Nominee, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such Proposed Nominee and each Proposed Nominee Associate of such Proposed Nominee, with respect to Shares of the Trust,
(vi)  a description of all agreements, arrangements, or understandings (whether written or oral) between such Proposed Nominee and any

Proposed Nominee Associate of such Proposed Nominee related to, and any material interest of such Proposed Nominee Associate in, such nomination, including any anticipated benefit therefrom to such Proposed Nominee Associate,
(vii) a description of all commercial and professional relationships and transactions between or among such Proposed Nominee or any Proposed Nominee Associate, and any other Person or Persons known to such Proposed Nominee or Proposed Nominee Associate to have a material interest in such nomination,
(viii) a representation as to whether such Proposed Nominee is an “interested person,” as defined under Section 2(a)(19) of the 1940 Act,
(ix)   any other information relating to the Proposed Nominee that is required to be disclosed in solicitations of proxies for election of Trustees in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether or not such Person intends to deliver a proxy statement or solicit proxies and whether or not an election contest is involved, and
(x)    such Proposed Nominee’s written consent to being named as a nominee and to serving as a Trustee if elected;
(b) as to any other business that the Shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration), the reasons for conducting such business at the meeting and any material interest in such business of such Shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and
(c) as to the Shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:
(i)   the name and address of such Shareholder, as they appear on the Trust’s books, and of such beneficial owner,
(ii)  the class or series and number of Shares which are owned beneficially and of record by such Shareholder and such beneficial owner and their respective Shareholder Associates,
(iii) the name of each nominee holder of Shares owned beneficially but not of record by such Shareholder and such beneficial owner and their respective Shareholder Associates, and the number of such Shares held by each such nominee holder,
(iv) a description of any agreement, arrangement or understanding (whether written or oral) with respect to the nomination or proposal between or among such Shareholder and such beneficial owner, any of their respective Shareholder Associates, and any other Person or Persons (including their names) and any material interest of such Person or any Shareholder Associate of such Person, in the matter that is the subject of such notice, including any anticipated benefit therefrom to such Person, or any Shareholder Associate of such Person,
(v)  a description of any agreement, arrangement or understanding, whether written or oral (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares), that has been entered into as of the date of the Shareholder’s notice by, or on behalf of, such Shareholder and such beneficial owners or their respective Shareholder Associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such Shareholder or such beneficial owner or their respective Shareholder Associates, with respect to Shares of the Trust,
(vi)  a description of all commercial and professional relationships and transactions between or among a such Shareholder and such beneficial owners or their respective Shareholder Associates, and any other Person or Persons known to such Shareholder and such beneficial owners or their respective Shareholders Associate to have a material interest in the matter that is the subject of such notice,
(vii)  a representation that the Shareholder is a holder of record of Shares of the Trust entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination,
(viii) a representation whether the Shareholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Trust’s outstanding Shares required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies from Shareholders in support of such proposal or nomination, and
(ix)   any other information relating to such Shareholder and such beneficial owner that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies by such Person with respect to the proposed business to be brought by such Person before the annual meeting pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, whether or not such Person intends to deliver a proxy statement or solicit proxies.
(5) The Trust may require any Proposed Nominee to furnish such other information as it may reasonably require to determine the eligibility of such Proposed Nominee to serve as a Trustee of the Trust.
(6) A Shareholder providing notice of any nomination or other business proposed to be brought before an annual meeting of shareholders shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to Section 1.6(a)(4) shall be true and correct as of the record date for determining the Shareholders entitled to receive notice of the annual meeting of Shareholders and such update and supplement shall be received by the Secretary at the principal executive offices of the Trust not later than five (5) business days after the record date for determining the Shareholders entitled to receive notice of the annual meeting of Shareholders.
(7) The foregoing notice requirements of this Section 1.6 shall be deemed satisfied by a Shareholder with respect to business other than a nomination if the Shareholder has notified the Trust of his, her or its intention to present a proposal at an annual meeting in compliance with Rule 14a-8 promulgated under the Exchange Act (or any successor provision of law) and such Shareholder’s proposal has been included in a proxy statement that has been prepared by the Trust to solicit proxies for such annual meeting.
(8) Notwithstanding anything in paragraph (A)(3) of this Section 1.6 to the contrary, in the event that the number of Trustees to be elected to the Board of Trustees of the Trust is increased effective at the annual meeting and there is no public announcement by the Trust naming the nominees for the additional trusteeships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a Shareholder’s notice required by this Section 1.6 shall also be considered timely, but only with respect to nominees for the additional trusteeships, if it shall be delivered to the Secretary of the Trust at the principal executive offices of the Trust not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Trust.
(B) Special Meetings of Shareholders.

(1) Special meetings of Shareholders shall be called only as contemplated by Section 10.1 of the Declaration.
(2) Only such business shall be conducted at a special meeting of Shareholders as shall have been brought before the meeting pursuant to the Trust’s notice of meeting (or any supplement thereto) given by or at the direction of the Board of Trustees or any duly authorized committee thereof.
(3) Nominations of individuals for election to the Board of Trustees may be made at a special meeting of Shareholders at which Trustees are to be elected pursuant to the Trust’s notice of meeting only:
(a) pursuant to the Trust’s notice of meeting (or any supplement thereto) given by or at the direction of the Board of Trustees or any duly authorized committee thereof,
(b) otherwise by or at the direction of the Board of Trustees or any committee thereof, or
(c) by any Shareholder of the Trust who (i) is a Shareholder of record of the Trust at the time the notice provided for in this Section 1.6 is delivered to the Secretary of the Trust and on the record date for the determination of Shareholders entitled to notice of an to vote at such annual meeting of Shareholders, (ii) who is entitled to make nominations or proposals at the meeting and (iii) who complies with the notice procedures set forth in this Section 1.6.
(4) In the event a special meeting of Shareholders is called pursuant to Section 10.1 of the Declaration for the purpose of electing one or more Trustees to the Board of Trustees, for any nominations to be properly brought before such special meeting by a Shareholder pursuant to Section 1.6(b)(iii)(C), the Shareholder must have given timely notice thereof in proper written form to the Secretary of the Trust.
(5) To be timely, a Shareholder’s notice of a nomination for election to the Board of Trustees at a special meeting of Shareholders at which Trustees are to be elected pursuant to the Trust’s notice of meeting, shall be delivered to the Secretary of the Trust at the principal executive offices of the Trust not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of (i) the ninetieth (90th) day prior to such special meeting or (ii) the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Trustees to be elected at such meeting.  In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a Shareholder’s notice as described above.
(6) To be in proper written form, such Shareholder’s notice shall set forth all information required by Section 1.6(a)(4).
(7) A Shareholder providing notice of any nomination to be brought before a special meeting of Shareholders at which Trustees are to be elected pursuant to the Trust’s notice of meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to Section 1.6(b)(vi) shall be true and correct as of the record date for determining the Shareholders entitled to receive notice of the special meeting of Shareholders and such update and supplement shall be delivered to or be mailed and received by the Secretary at the principal executive offices of the Trust not later than five (5) business days after the record date for determining the Shareholders entitled to receive notice of the special meeting of Shareholders.
(C) General.
(1) Only such individuals who are nominated in accordance with the procedures set forth in this Section 1.6 shall be eligible to be elected at an annual or special meeting of Shareholders of the Trust to serve as Trustees and only such business shall be conducted at a meeting of Shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.6.

(2) If the Shareholders of any class or series of Shares are entitled separately to elect one or more Trustees, only such Persons who are holders of record of such class or series of Shares at the time notice is provided pursuant to this Section 1.6 and on the record date for the determination of Shareholders entitled to notice of and to vote at such annual meeting or special meeting of Shareholders shall be entitled to nominate individuals for election as a Trustee by such class or series of Shares voting separately.
(3) Notwithstanding the foregoing provisions of this Section 1.6, unless otherwise required by law, if the Shareholder (or a qualified representative of the Shareholder) does not appear at the annual or special meeting of Shareholders of the Trust to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Trust.  For purposes of this Section 1.6, to be considered a qualified representative of the Shareholder, a Person must be a duly authorized officer, manager or partner of such Shareholder or must be authorized by a writing executed by such Shareholder delivered by such Shareholder to act for such Shareholder as proxy at the meeting of Shareholders and such Person must produce such writing at the meeting of Shareholders.
(4) Notwithstanding the foregoing provisions of this Section 1.6, a Shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 1.6 ; provided however, that any references in these By-laws to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 1.6, and compliance with paragraphs (A) and (B) of this Section 1.6 shall be the exclusive means for a Shareholder to make nominations or submit other business (other than, as provided in paragraph 1.6(a)(7), matters brought properly under and in compliance with Rule 14a-8 of the Exchange Act (or any successor provision of law)).
(D) Notwithstanding anything to the contrary in this Section 1.6 or otherwise in these By-laws, except with respect to nominations of individuals for election as a Trustee of the Trust or as required by federal law, no proposal of other business may be considered or brought at a meeting of Shareholders unless such matter has been approved for these purposes by a majority of the Trustees.
1.7. Special Shareholders Meetings.
(A) Special meetings of Shareholders may be called only by the Board of Trustees (or any duly authorized committee), except a special meeting shall be called by the Trustees upon the timely receipt by the Secretary of a request in proper written form from one or more Shareholders acting pursuant to and in accordance with Section 10.1 of the Declaration.  Only such business shall be conducted at a special meeting as shall be specified in the notice of meeting (or any supplement thereto).  In fixing a date for any special meeting, the Board of Trustees (or any duly authorized committee thereof) may consider such factors as it deems relevant, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for the meeting and any plan of the Board of Trustees to call an annual meeting or a special meeting.
(B) Any Shareholder(s) seeking to request a special meeting shall send written notice to the Secretary (the “Special Meeting Request”) by registered mail, return receipt requested, requesting the Secretary to call a special meeting.  Proof of the requesting Shareholder’s ownership of Shares at the time of giving the Special Meeting Request must accompany the requesting Shareholder’s Special Meeting Request.  The Special Meeting Request shall set forth the purpose of the meeting and the matters proposed to be acted on at the meeting, shall be signed by one or more Shareholders (or their duly authorized agents), shall bear the date of signature of each requesting Shareholder (or its duly authorized agent) signing the Special Meeting Request and shall set forth all information that each such Shareholder and, with respect to the beneficial owners of Shares on whose behalf such request is being made, each such beneficial owner of Shares would be required to disclose in a proxy statement or other filings required to be made in connection with solicitations of proxies with respect to the proposed business to be brought before the meeting pursuant to Section 14 of the Exchange Act, whether or not such Person intends to deliver a proxy statement or solicit proxies, as well as all additional information required by Section 1.6(A)(4)(c) of these By-Laws.  Upon receiving the Special Meeting Request, the Trustees may in their discretion fix a date for the special meeting, which need not be the same date as that requested in the Special Meeting Request.
(C) The Shareholder(s) providing notice of business proposed to be brought before a special meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 1.7 shall be true and correct as of the record date for determining the Shareholders entitled to receive notice of the special meeting and such update and supplement shall be delivered to or be mailed and received by the Secretary at the principal executive offices of the Trust not later than five (5) business days after the record date for determining the Shareholders entitled to receive notice of the special meeting.
(D) The Board of Trustees shall determine the validity of any purported Special Meeting Request received by the Secretary.
(E) No business shall be conducted at a special meeting of Shareholders except business brought before any such meeting in accordance with the procedures set forth in this Section 1.7 and in compliance with Section 10.1 of the Declaration.  If the chairman of a special meeting determines that business was not properly brought before such meeting in accordance with the foregoing procedures, the chair shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.
(F) Nothing contained in this Section 1.7 shall be deemed to affect any rights of Shareholders to request inclusion of proposals in the Trust’s proxy statement pursuant to Rule 14a-8 under the Exchange Act (or any successor provision of law).
1.8. Conduct of Meetings.
(A) Every meeting of Shareholders shall be conducted by the chairman of the meeting.  The Secretary, or, in the Secretary’s absence, an Assistant Secretary, or, in the absence of both the Secretary and Assistant Secretaries, an individual appointed by the Board of Trustees or, in the absence of such appointment, an individual appointed by the chairman of the meeting shall act as secretary of the meeting.
(B) Except as otherwise provided by law, the chairman of the meeting shall have the power and duty:
(1) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.6 (including whether the Shareholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such Shareholder’s nominee or proposal in compliance with such Shareholder’s representation as required by clause (A)(4)(c)(viii) of Section 1.6), and
(2) if any proposed nomination or business was not made or proposed in compliance with Section 1.6, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted.
(C) The Board of Trustees may adopt by resolution such rules and regulations for the conduct of any meeting of the Shareholders as it shall deem appropriate.  Except to the extent inconsistent with such rules and regulations as adopted by the Board of Trustees, the chairman of any meeting of Shareholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chair, are appropriate for the proper conduct of the meeting.  Such rules, regulations or procedures, whether adopted by the Board of Trustees or prescribed by the chairman of the meeting, may include, without limitation, the following:  (a) the establishment of an agenda or order of business for the meeting; (b) the determination of when the polls shall open and close for any given matter to be voted on at the meeting; (c) rules and procedures for maintaining order at the meeting and the safety of those present; (d) limitations on attendance at and participation in the meeting to Shareholders, their duly authorized and constituted proxies or such other Persons as the chair of the meeting shall determine; (e) restrictions on entry to the meeting after the time fixed for the commencement thereof; (f) limitations on the time allotted to questions or comments by Shareholders; and (g) the extent to which, if any, other participants are permitted to speak.
1.9. Adjourned Meeting.  Subject to the requirements of Section 10.3 of the Declaration, any meeting of Shareholders, whether or not a quorum is present, may be adjourned from time to time by: (a) the vote of the majority of the Shares represented at that meeting, either in person or by proxy; or (b) in his or her discretion by the chairman of the meeting.  At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.
ARTICLE II
Trustees
2.1 Annual and Regular Meetings.  Meetings of the Trustees shall be held from time to time upon the call of the Chairman, if any, the Chief Executive Officer, the Secretary or any two Trustees. Regular meetings of the Trustees may be held without call or notice and shall generally be held quarterly. Neither the business to be transacted at, nor the purpose of, any meeting of the Board of Trustees need be stated in the notice or waiver of notice of such meeting, and no notice need be given of action proposed to be taken by unanimous written consent.

2.2 Chairman.  The Board of Trustees may elect from among its members a Chairman of the Board who shall at all times be a trustee of the Trust. The Chairman of the Board shall preside over all meetings of the Board of Trustees and shall have such other responsibilities in furthering the Board’s functions as may be prescribed from time to time by resolution of the Board. The Chairman of the Board, if any, shall, if present, preside at all meetings of the Shareholders and of the Trustees and shall exercise and perform such other powers and duties as may be from time to time assigned by the Trustees.  In absence of a chairman, the Trustees present shall elect one of their number to act as temporary chairman to preside over a meeting of the Trustees.   The Chairman of the Board, if any, shall be elected by the Board of Trustees to hold office until his successor shall have been duly elected and shall have qualified, or until his death, or until he shall have resigned, or have been removed, as herein provided in these by-laws. Each Trustee, including the Chairman of the Board, if any, shall have one vote.

The Chairman of the Board, if any, may resign at any time by giving written notice of resignation to the Board of Trustees. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.  The Chairman of the Board, if any, may be removed by the Board of Trustees with or without cause at any time.

2.3 Records. The results of all actions taken at a meeting of the Trustees, or by unanimous written consent of the Trustees, shall be recorded by the secretary of the meeting appointed by the Board of Trustees.

2.4 Standard of Care.  It shall be understood that each Trustee, including the Chairman of the Board of the Trust or any chairman or member of any committee of the Board created herein or by the Board of Trustees shall have the same level of responsibility to the Trust required of his or her being a Trustee, regardless of (a) any other position held with the Trust, (b) the Trustee’s individual training or expertise and (c) the role performed by the Trustee on behalf of the Trust in his or her capacity as Trustee even if such role requires the Trustee to possess specific or unique  qualifications under applicable law or regulation.  The Chairman of the Board of the Trust or any chairman or member of any committee of the Board created herein or by the Board of Trustees shall serve in such capacity for the Board of Trustees and does not serve in such capacity as an officer of the Trust.

2.5 Indemnification.  In accordance with Section 5.2(d) of the Declaration, the rights accruing to any indemnitee under the provisions of Section 5.2 of the Declaration shall not exclude any other right which any person may have or hereafter acquire under the Declaration, these By-Laws, any statute, agreement, vote of stockholders or Trustees who are “disinterested persons” (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled. For the avoidance of doubt, to the extent the Trust enters into a written agreement with any Trustee to indemnify such Trustee, any indemnification of such Trustee by the Trust shall be governed by the terms of such written agreement, including with respect to determinations required, applicable presumptions and burden of proof with respect to such Trustee’s entitlement to indemnification and/or advancement of expenses.

2.6 Governance.  The Board of Trustees may from time to time require all its members and any Proposed Nominee to agree in writing as to matters of corporate governance, business ethics and confidentiality while such Persons serve as a Trustee, such agreement to be on the terms and in a form determined satisfactory by the Board of Trustees, as amended and supplemented from time to time in the discretion of the Board of Trustees.

ARTICLE III
Officers
3.1 Officers of the Trust.  The officers of the Trust shall consist of a Chief Executive Officer, a Secretary, a Treasurer and such other officers or assistant officers as may be elected or authorized by the Trustees. Any two or more of the offices may be held by the same Person, except that the same Person may not be both Chief Executive Officer and Secretary.  No officer of the Trust need be a Trustee.

3.2 Election and Tenure.  At the initial organization meeting, the Trustees shall elect the Chief Executive Officer, Secretary, Treasurer and such other officers as the Trustees shall deem necessary or appropriate in order to carry out the business of the Trust. Such officers shall serve at the pleasure of the Trustees or until their successors have been duly elected and qualified. The Trustees may fill any vacancy in office or add any additional officers at any time.

3.3 Removal of Officers.  Any officer may be removed at any time, with or without cause, by action of a majority of the Trustees. This provision shall not prevent the making of a contract of employment for a definite term with any officer and shall have no effect upon any cause of action which any officer may have as a result of removal in breach of a contract of employment. Any officer may resign at any time by notice in writing signed by such officer and delivered or mailed to the Chief Executive Officer, or Secretary, and such resignation shall take effect immediately upon receipt by the Chief Executive Officer, or Secretary, or at a later date according to the terms of such notice in writing.

3.4 Bonds and Surety.  Any officer may be required by the Trustees to be bonded for the faithful performance of such officer’s duties in such amount and with such sureties as the Trustees may determine.

3.5 Chief Executive Officer and Vice Presidents.   Subject to such supervisory powers, if any, as may be given by the Trustees to the Chairman, if any, the Chief Executive Officer shall be the chief executive officer of the Trust and, subject to the control of the Trustees, shall have general supervision, direction and control of the business of the Trust and of its employees and shall exercise such general powers of management as are usually vested in the office of Chief Executive Officer or President of a corporation. Subject to direction of the Trustees, the Chief Executive Officer shall have power in the name and on behalf of the Trust to execute any and all loans, documents, contracts, agreements, deeds, mortgages, registration statements, applications, requests, filings and other instruments in writing, and to employ and discharge employees and agents of the Trust. Unless otherwise directed by the Trustees, the Chief Executive Officer shall have full authority and power, on behalf of all of the Trustees, to attend and to act and to vote, on behalf of the Trust at any meetings of business organizations in which the Trust holds an interest, or to confer such powers upon any other Persons, by executing any proxies duly authorizing such Persons. The Chief Executive Officer shall have such further authorities and duties as the Trustees shall from time to time determine. In the absence or disability of the Chief Executive Officer, the Vice-Presidents in order of their rank as fixed by the Trustees or, if more than one and not ranked, the Vice-President designated by the Trustees, shall perform all of the duties of the Chief Executive Officer, and when so acting shall have all the powers of and be subject to all of the restrictions upon the Chief Executive Officer. Subject to the direction of the Trustees, and of the Chief Executive Officer, each Vice-President shall have the power in the name and on behalf of the Trust to execute any and all instruments in writing, and, in addition, shall have such other duties and powers as shall be designated from time to time by the Trustees or by the Chief Executive Officer.

3.6 Secretary.  The Secretary shall maintain the minutes of all meetings of, and record all votes of, Shareholders, Trustees and the Executive Committee, if any. The Secretary shall be custodian of the seal of the Trust, if any, and the Secretary (and any other Person so authorized by the Trustees) shall affix the seal, or if permitted, facsimile thereof, to any instrument executed by the Trust which would be sealed by a Delaware business corporation executing the same or a similar instrument and shall attest the seal and the signature or signatures of the officer or officers executing such instrument on behalf of the Trust. The Secretary shall also perform any other duties commonly incident to such office in a Delaware business corporation, and shall have such other authorities and duties as the Trustees shall from time to time determine.

3.7 Treasurer.  Except as otherwise directed by the Trustees, the Treasurer shall have the general supervision of the monies, funds, securities, notes receivable and other valuable papers and documents of the Trust, and shall have and exercise under the supervision of the Trustees and of the Chief Executive Officer all powers and duties normally incident to the office. The Treasurer may endorse for deposit or collection all notes, checks and other instruments payable to the Trust or to its order. The Treasurer shall deposit all funds of the Trust in such depositories as the Trustees shall designate. The Treasurer shall be responsible for such disbursement of the funds of the Trust as may be ordered by the Trustees or the Chief Executive Officer. The Treasurer shall keep accurate account of the books of the Trust’s transactions which shall be the property of the Trust, and which together with all other property of the Trust in the Treasurer’s possession, shall be subject at all times to the inspection and control of the Trustees. Unless the Trustees shall otherwise determine, the Treasurer shall be the principal accounting officer of the Trust and shall also be the principal financial officer of the Trust. The Treasurer shall have such other duties and authorities as the Trustees shall from time to time determine. Notwithstanding anything to the contrary herein contained, the Trustees may authorize any adviser, administrator, manager or transfer agent to maintain bank accounts and deposit and disburse funds of any series of the Trust on behalf of such series.

3.8 Other Officers and Duties.  The Trustees may elect such other officers and assistant officers as they shall from time to time determine to be necessary or desirable in order to conduct the business of the Trust. Assistant officers shall act generally in the absence of the officer whom they assist and shall assist that officer in the duties of the office. Each officer, employee and agent of the Trust shall have such other duties and authority as may be conferred upon such Person by the Trustees or delegated to such Person by the Chief Executive Officer.

ARTICLE IV
Miscellaneous
4.1 Depositories.  In accordance with Section 7.1 of the Declaration, the funds of the Trust shall be deposited in such custodians as the Trustees shall designate and shall be drawn out on checks, drafts or other orders signed by such officer, officers, agent or agents (including the adviser, administrator or manager), as the Trustees may from time to time authorize.

4.2 Signatures.  All contracts and other instruments shall be executed on behalf of the Trust by its properly authorized officers, agent or agents, as provided in the Declaration or By-laws or as the Trustees may from time to time by resolution provide.

4.3 Seal.  The Trust is not required to have any seal, and the adoption or use of a seal shall be purely ornamental and be of no legal effect. The seal, if any, of the Trust may be affixed to any instrument, and the seal and its attestation may be lithographed, engraved or otherwise printed on any document with the same force and effect as if it had been imprinted and affixed manually in the same manner and with the same force and effect as if done by a Delaware business corporation. The presence or absence of a seal shall have no effect on the validity, enforceability or binding nature of any document or instrument that is otherwise duly authorized, executed and delivered.

4.4 Governing Law.  These By-Laws and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of the state of Delaware, although such law shall not be viewed as limiting the powers otherwise granted to the Trustees hereunder and any ambiguity shall be viewed in favor of such powers.

4.5 Provisions in Conflict with Law or Regulation.

(A) The provisions of these By-Laws are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Code or with other applicable binding laws and regulations, the conflicting provision shall be deemed never to have constituted a part of these By-Laws; provided, however, that such determination shall not affect any of the remaining provisions of these By-Laws or render invalid or improper any action taken or omitted prior to such determination.

(B) If any provision of these By-Laws shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of these By-Laws in any jurisdiction.

ARTICLE V
Stock Transfers
5.1 Transfer Agents, Registrars and the Like.  As provided in Section 6.7 of the Declaration, the Trustees shall have authority to employ and compensate such transfer agents and registrars with respect to the Shares of the Trust as the Trustees shall deem necessary or desirable. In addition, the Trustees shall have power to employ and compensate such dividend disbursing agents, warrant agents and agents for the reinvestment of dividends as they shall deem necessary or desirable. Any of such agents shall have such power and authority as is delegated to any of them by the Trustees.

5.2 Transfer of Shares.  The Shares of the Trust shall be transferable on the books of the Trust only upon delivery to the Trustees or a transfer agent of the Trust of proper documentation as provided in Section 6.8 of the Declaration. The Trust, or its transfer agents, shall be authorized to refuse any transfer unless and until presentation of such evidence as may be reasonably required to show that the requested transfer is proper.

5.3 Registered Shareholders.  The Trust may deem and treat the holder of record of any Shares as the absolute owner thereof for all purposes and shall not be required to take any notice of any right or claim of right of any other Person.

ARTICLE VI
Amendment of By-Laws
6.1 Amendment and Repeal of By-Laws.  In accordance with Section 3.9 of the Declaration, the Trustees shall have the power to amend or repeal the By-Laws or adopt new By-Laws at any time; provided, however, that By-Laws adopted by the Shareholders may, if such By-Laws so state, be altered, amended or repealed only by the Shareholders by an affirmative vote of a majority of the outstanding voting securities of the Trust, and not by the Trustees. Action by the Trustees with respect to the By-Laws shall be taken by an affirmative vote of a majority of the Trustees. The Trustees shall in no event adopt By-Laws which are in conflict with the Declaration, and any apparent inconsistency shall be construed in favor of the related provisions in the Declaration.

PART C: OTHER INFORMATION
ITEM 15. Indemnification
 Reference is made to Article VIII, Sections 1 through 4, of the Registrant's Amended and Restated Agreement and Declaration of Trust, a copy of which was filed as an exhibit to pre-effective amendment no. 1 to the Registrant’s Registration Statement on Form N-2 filed on July 25, 2005, and which is incorporated herein by reference.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Agreement and Declaration of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Reference is made to Section 13.1, of the Registrant's Second Amended and Restated By-Laws, a copy of which was filed as an exhibit to the Registrant’s 8-K filed on March 1, 2016, and which is incorporated herein by reference.
In accordance with Section 4 of Article VIII of the Declaration of Trust, the rights of indemnification provided by Article VII of the Declaration of Trust shall not be exclusive of any other rights to which any Covered Person may be entitled. For the avoidance of doubt, to the extent the Trust enters into a written agreement with any Trustee to indemnify such Trustee, any indemnification of such Trustee by the Trust shall be governed by the terms of such written agreement, including with respect to determinations required, applicable presumptions and burden of proof with respect to such Trustee’s entitlement to indemnification and/or advancement of expenses.
ITEM 16. Exhibits

Exhibit No.	Description of Exhibit
(1)(a)	Amended and Restated Declaration of Trust, dated July 18, 2005 (a)
(b)	Certificate of Amendment to the Amended and Restated Declaration of Trust, dated May 21, 2010 (d)
(2)	Second Amended and Restated Bylaws of the Registrant, dated February 24, 2016 (b)
(3)	Not applicable
(4)(a)	Agreement and Plan of Redomestication is filed as Exhibit B to the Joint Proxy Statement/Prospectus constituting Part A of the Registration Statement
(b)	Form of Agreement and Plan of Merger is filed as Exhibit C to the Joint Proxy Statement/Prospectus constituting Part A of the Registration Statement
(5)	Not applicable
(6)(a)	Investment Advisory Agreement between the Registrant and Guggenheim Funds Investment Advisors, LLC, dated February 18, 2010 (d)
(b)	Investment Sub-Advisory Agreement among the Registrant, Guggenheim Funds Investment Advisors, LLC and Guggenheim Partners Investment Management, LLC, dated August 9, 2010 (d)
(c)	Fee Waiver Agreement between the Registrant and Guggenheim Funds Investment Advisors, LLC, dated April 20, 2010 (d)
(7)	Not applicable
(8)	Not applicable

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(9)(a)	Custodian Agreement between the Registrant and The Bank of New York Mellon*
(b)	Foreign Custody Manager Agreement between the Registrant and The Bank of New York Mellon*
(10)	Not applicable
(11)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP*
(12)	Tax opinion of Skadden, Arps, Slate, Meagher & Flom LLP**
(13)(a)(i)	PB Agreement between the Registrant and BNP Paribas Prime Brokerage, dated June 18, 2010 (d)
(a)(ii)	Amendment No. 1 to U.S. PB Agreement, dated March 13, 2015 (d)
(b)(i)	Committed Facility Agreement between the Registrant and BNP Paribas Prime Brokerage, dated June 18, 2010 (d)
(b)(ii)	Amendment No. 1 to PB Agreement and Committed Facility Agreement, dated July 19, 2010 (d)
(b)(iii)	Amendment No. 2 to Committed Facility Agreement, dated May 18, 2011 (d)
(b)(iv)	Amendment No. 3 to Committed Facility Agreement, dated February 15, 2012 (d)
(b)(v)	Amendment No. 4 to Committed Facility Agreement, dated August 1, 2014 (d)
(b)(vi)	Amendment No. 5 to Committed Facility Agreement, dated December 31, 2014 (d)
(b)(vii)	Amendment No. 6 to Committed Facility Agreement, dated December 22, 2015 (d)
(b)(viii)	Amendment No. 7 to Committed Facility Agreement, dated April 1, 2016 (d)
(b)(ix)	Amendment to Committed Facility Agreement, dated May 18, 2016 (d)
(c)(i)	Special Custody Agreement among the Registrant, BNP Paribas Prime Brokerage and The Bank of New York Mellon, dated June 18, 2010 (d)
(c)(ii)	Amendment No. 1 to Special Custody and Pledge Agreement, dated July 19, 2010 (d)
(d)(i)	Registrar, Transfer Agency and Service Agreement between the Registrant and Computershare Inc., dated December 1, 2015 (d)
(d)(ii)	Fee and Service Schedule for Stock Transfer Services between the Registrant and Computershare Inc., dated December 1, 2015 (d)
(e)(i)	Administration Agreement between the Registrant and MUFG (formerly Rydex Fund Services, LLC), dated May 14, 2013 (d)
(e)(ii)	Amendment to Administration Agreement, dated July 20, 2016*
(f)(i)	Fund Accounting Agreement between the Registrant and MUFG (formerly Rydex Fund Services, LLC), dated January 1, 2014 (d)
(f)(ii)	Amendment to Fund Accounting Agreement, dated July 20, 2016*
(14)	Consent of the Independent Registered Public Accounting Firm for the Registrant, Guggenheim Enhanced Equity Strategy Fund and Guggenheim Equal Weight Enhanced Equity Income Fund*
(15)	Not applicable
(16)	Power of Attorney (d)
(17)(a)	Form of Proxy Card for Registrant*
(b)	Form of Proxy Card for Guggenheim Enhanced Equity Strategy Fund*
(c)	Form of Proxy Card for Guggenheim Equal Weight Enhanced Equity Income Fund*

*	Filed herewith.
**	To be filed by post-effective amendment.
(a)	Incorporated by reference to Exhibit (a)(3) to the Registrant’s Registration Statement on Form N-2/A, filed on July 25, 2005.
(b)	Incorporated by reference to Exhibit 3.1 to the Registrant’s Form 8-K filed on March 1, 2016.
(c)	Incorporated by reference to Exhibit (j)(1) to the Registrant’s Registration Statement on Form N-2/A, filed on August 22, 2005.
(d)	Incorporated by reference to the same exhibit number of Registrant's Registration Statement on Form N-14, filed September 1, 2016.
ITEM 17. Undertakings
(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable Exchange registration form for reoffering by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.
(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.
(3) The undersigned Registrant agrees to file, by post-effective amendment, opinions of counsel supporting the tax consequences of the Mergers and Redomestication within a reasonably prompt time after receipt of such opinions.

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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and the State of Illinois on the 7th day of October 2016.
GUGGENHEIM ENHANCED EQUITY INCOME FUND

BY: /s/ Donald C. Cacciapaglia
Name: Donald C. Cacciapaglia
Title: President and Chief Executive Officer
As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Donald C. Cacciapaglia	President and Chief Executive Officer	October 7, 2016
Donald C. Cacciapaglia
/s/ John Sullivan	Chief Financial Officer	October 7, 2016
John Sullivan
*	Trustee	October 7, 2016
Randall C. Barnes
*	Trustee	October 7, 2016
Donald A. Chubb
*	Trustee	October 7, 2016
Jerry B. Farley
*	Trustee	October 7, 2016
Roman Friedrich III
*	Trustee	October 7, 2016
Robert B. Karn III
*	Trustee	October 7, 2016
Ronald A. Nyberg
*	Trustee	October 7, 2016
Maynard F. Oliverius
*	Trustee	October 7, 2016
Ronald E. Toupin, Jr.
*By: /s/ Mark E. Mathiasen Mark E. Mathiasen Attorney-in-Fact	October 7, 2016

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EXHIBIT INDEX
Exhibit No.	Description of Exhibit
(9)(a)	Custodian Agreement between the Registrant and The Bank of New York Mellon
(9)(b)	Foreign Custody Manager Agreement between the Registrant and The Bank of New York Mellon
(11)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP
(13)(e)(ii)	Amendment to Administration Agreement, dated July 20, 2016
(13)(f)(ii)	Amendment to Fund Accounting Agreement, dated July 20, 2016
(14)	Consent of the Independent Registered Public Accounting Firm for the Registrant, Guggenheim Enhanced Equity Strategy Fund and Guggenheim Equal Weight Enhanced Equity Income Fund
(17)(a)	Form of Proxy Card for Registrant
(17)(b)	Form of Proxy Card for Guggenheim Enhanced Equity Strategy Fund
(17)(c)	Form of Proxy Card for Guggenheim Equal Weight Enhanced Equity Income Fund

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